[ARK FUNDS LOGO OMITTED]

ANNUAL REPORT  APRIL 30, 1998

[PHOTO OF CITY OMITTED]

TABLE OF CONTENTS


LETTER TO SHAREHOLDERS                       1

ECONOMIC AND INVESTMENT REVIEW               2

THE ARK FUNDS FAMILY                         4

EQUITY PORTFOLIOS MANAGEMENT
DISCUSSION AND ANALYSIS                      6

FIXED INCOME PORTFOLIOS MANAGEMENT
DISCUSSION AND ANALYSIS                     22

MONEY MARKET PORTFOLIOS MANAGEMENT
DISCUSSION AND ANALYSIS                     32

INDEPENDENT AUDITORS' REPORT                36

STATEMENTS OF NET ASSETS                    37

STATEMENTS OF OPERATIONS                    92

STATEMENTS OF CHANGES IN NET ASSETS         96

FINANCIAL HIGHLIGHTS                       100

NOTES TO FINANCIAL STATEMENTS              104

NOTICE TO SHAREHOLDERS                     112




ABOUT THE COVER

Baltimore, Maryland, site of the Bromo Seltzer Tower, is but one "home" for the ARK Funds. Throughout the past year, investors from across the Mid-Atlantic region joined us as shareholders. Within our annual report we will show you other landmarks from our "homes" across the region, as well as introduce you to the individuals who drive our organization.

April 30, 1998



DEAR ARK FUNDS SHAREHOLDER:



We are happy to report that it has been an exciting year filled with many positive changes for the ARK Funds Family. The most significant news is the successful completion of the merger of the Marketvest Funds with the ARK Funds. Through this merger, ARK Funds assets grew 34.3% from $3.5 billion to $4.7 billion.

The merger also broadened the range of investment selections available to you. Four new Portfolios were added to the ARK Funds Family: the Value Equity Portfolio, the Short-Term Bond Portfolio (Institutional Class only), the U.S. Government Bond Portfolio, and the International Equity Selection Portfolio, which is a fund of funds.

In other product news, we have launched the Equity Index Portfolio and opened a Retail Class of the Equity Income Portfolio. The ARK Funds Family currently offers 21 Institutional Class Portfolios and 18 Retail Class Portfolios. The ability to offer you a wide variety of investment choices enables us to help you further diversify your portfolio, which may contribute to long-term investment success.

Throughout the 12-month period ended April 30, 1998, ARK Funds reported overall strong performance. We are proud to note that five of the Portfolios performed exceptionally well and have been recognized for their healthy performance by the industry ratings services.

Looking ahead, we plan to add a Class B of shares for six of our retail Portfolios beginning in the summer of 1998. Unlike Class A shares, which have an initial sales charge, Class B shares have a contingent deferred sales charge. Many investors find that the flexibility of an alternative pricing option makes it easier for them to invest for their future.

Also, in an effort to better communicate our investment philosophy and process to our shareholders, ARK Funds portfolio managers will "go on the road" in the coming year to present informative investment seminars about their specific Portfolios and markets. We believe this effort will both increase shareholder awareness and help us to further grow our assets under management by introducing the ARK Funds to prospective shareholders.

We thank you for your confidence. As always, we are dedicated to helping you reach your financial goals. We look forward to serving you well into the next century.

Sincerely,

/S/ SIGNATURE

WILLIAM H. COWIE, JR.
CHAIRMAN OF THE BOARD
ARK FUNDS

                         ECONOMIC AND INVESTMENT REVIEW



DEAR ARK INVESTOR:



As we begin the second quarter of 1998, the Dow Jones Industrial Average is above 9000, and the S&P 500 is up 14% year-to-date, having just completed its 13th consecutive quarter of positive returns. Stocks have doubled over the past three years, with investors enjoying gains of over 20% per year during this period. In describing market performance, financial writers have stopped using words such as "bliss" and "exuberant" and are now up to "utopia" and "nirvana." Some are even debating whether or not to use a comma when the Dow reaches 10,000.

Although returns from fixed income securities seem to be unexciting when compared with those from equities, bonds have also performed very well over the past year. With the broad bond market (Lehman Brothers Aggregate Bond Index) up more than 11% during this period of minimal inflation, real returns to investors have been greater than 9%. In fact, over the past three years, real returns (over inflation) from bonds have averaged more than 6% annually. Even the "tortoise" has been winning the race against inflation!

Economic conditions have fueled the booming stock market, and the run of favorable data is likely to continue. March 1998 ushered in the 85th consecutive month of economic expansion, far surpassing the average post-World War II growth cycle of 52 months. At the same time, inflation is virtually non-existent. As measured by the CPI, price increases in 1997 were only 1.7% above the prior year. This is the lowest rate of inflation at such a late stage of the business cycle in 52 years.

Within this environment benefits have accrued to both corporate America and the consumer. Profits, as measured by earnings per share for the S&P 500, have grown at a double-digit rate for an unprecedented five consecutive years. With low inflation, low unemployment, and favorable job growth, the consumer is expressing the highest level of confidence in 28 years. All of this has provided a solid underpinning to the equity market and given us a relatively stable bond market.

                     ARK FUNDS ANNUAL REPORT APRIL 30, 1998

[PHOTO OF JENNIFER LAMBDIN OMITTED]

JENNIFER W. LAMBDIN, CFA, IS PRESIDENT AND CHIEF INVESTMENT OFFICER OF ALLIED INVESTMENT ADVISORS, INC. SHE HAS OVER 20 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. ALLIED INVESTMENT ADVISORS, INC. ADVISES OVER $12 BILLION IN ASSETS.

Presently, the outlook is positive for the economy with corporate earnings still growing, albeit at a slower rate of about 5% this year. Earnings will vary for individual companies, and the global economy (especially Asia) will have an impact. This means that volatility in the equity markets will continue, with more daily changes in price movement of greater than plus-or-minus 1%.

Is the stock market overvalued? The short and easy answer is that the market is properly valued today because it is made up of players willing to pay, and receive, today's prices. Further justification for current record-breaking levels can be attributed to cash flows into equity mutual funds (over $20 billion per month during the past year), a scarcity of attractive alternative investments, and headline-making merger and acquisition activity. However, it is future expectations and results that will ultimately determine capital market valuations. These expectations will center on the economy (including any action by the Fed), corporate earnings, investors' risk premiums, interest rates, and P/E multiples.

While we believe that a solid grasp of the broad macroeconomic environment is important in making investment decisions, we do not believe it is possible to achieve consistent, solid investment performance by "timing" the markets. Our approach with respect to equity selection is primarily "bottom up," with a focus on specific securities and their fundamentals. Even within a market that could generally be perceived as overvalued, we feel that we are able to identify opportunities for investment which are selling at attractive levels of valuation.

Similarly, our historically successful approach to managing fixed income portfolios across the yield curve centers around finding relative value among market sectors and specific securities, rather than relying on interest rate timing to generate incremental returns.

As always, we are committed to delivering superior long-term performance within every ARK Funds Portfolio, and look forward to having the opportunity to help you achieve your investment goals.

Sincerely,

/S/ SIGNATURE

Jennifer W. Lambdin, CFA
PRESIDENT AND CHIEF INVESTMENT OFFICER
ALLIED INVESTMENT ADVISORS, INC.

                              THE ARK FUNDS FAMILY

[GRAPHIC DEPICTING HALF OF THE ARK FUNDS]

                     ARK FUNDS ANNUAL REPORT APRIL 30, 1998

[GRAPHIC DEPICTING OTHER HALF OF THE ARK FUNDS]

THE ARK FUNDS FAMILY

As a rule, investments, such as stocks, with greater perceived risks also have the potential for greater returns than fixed-income investments. Keep in mind stocks also have greater price fluctuations ("volatility") and risks than fixed-income investments, which may not make them appropriate for the short-term investor or those whose primary concern is preservation of principal amount invested. If you are investing for the long-term and will not need your investment for several years in the future, then investing in an equity-based mutual fund may be appropriate.

              EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

[PHOTO OF THE EQUITY PORTFOLIO MANAGERS OMITTED]

Led by the Managing Director of Equity Investments, J. Eric Leo, the equity team manages over $1.3 billion of ARK Fund assets for investors seeking capital appreciation. Looking for great companies at a fair price, the team combines experience, talent, and energy in selecting the companies that are being purchased for the 10 ARK equity portfolios. Their disciplined approach is particularly appealing to investors with a long-term investment perspective.

                     ARK FUNDS ANNUAL REPORT APRIL 30, 1998

THE ARK FUNDS EQUITY PORTFOLIOS MANAGEMENT TEAM (FROM LEFT TO RIGHT):


CLYDE L. RANDALL, CFA, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE CO-PORTFOLIO MANAGER OF THE BLUE CHIP EQUITY PORTFOLIO AND THE EQUITY INCOME PORTFOLIO. HE HAS OVER 12 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.


CHRISTOPHER E. BAGGINI, CFA, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE MID-CAP EQUITY PORTFOLIO AND THE CAPITAL GROWTH PORTFOLIO. HE HAS OVER 12 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.


ANNA MARIE MARTINEZ IS A VICE PRESIDENT OF ALLIED INVESTMENT ADVISORS, INC. SHE HAS SEVERAL YEARS OF INVESTMENT MANAGEMENT EXPERIENCE AND PERFORMS EQUITY RESEARCH AND ANALYSIS.


ALLEN J. ASHCROFT, JR., IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE CO-PORTFOLIO MANAGER OF THE BLUE CHIP EQUITY PORTFOLIO AND THE EQUITY INCOME PORTFOLIO. HE HAS MORE THAN 18 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.


CHARLES E. KNUDSEN, CFA, IS A MANAGING DIRECTOR OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE BALANCED PORTFOLIO. HE HAS MORE THAN 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.


BRETT A. HOFFACKER, CFP, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE MANAGER OF THE INTERNATIONAL EQUITY SELECTION PORTFOLIO. HE HAS OVER 15 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.


J. ERIC LEO IS A MANAGING DIRECTOR OF EQUITY INVESTMENTS FOR ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE VALUE EQUITY PORTFOLIO AND THE EQUITY INDEX PORTFOLIO. HE HAS MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.


H. GILES KNIGHT IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE SMALL-CAP EQUITY PORTFOLIO. HE HAS MORE THAN 28 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

              EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

                   [PHOTO OF BALTIMORE'S INNER HARBOR OMITTED]

THE PRATT STREET OFFICES OF ALLIED INVESTMENT ADVISORS, INC., THE INVESTMENT ADVISER FOR THE ARK FUNDS, OVERLOOK BALTIMORE'S INNER HARBOR, A SYMBOL OF THAT CITY'S RENAISSANCE.

BALANCED PORTFOLIO REVIEW AND OUTLOOK

CHARLES E. KNUDSEN, CFA, PORTFOLIO MANAGER


It would not be an exaggeration to say that the last 12 months were phenomenal for equity investors. The S&P 500 broke records almost daily. The performance is especially spectacular given that the market had surged more than 60% during the past two years!

The Balanced Portfolio was able to achieve impressive results relative to its peers for two reasons. First, the allocation to equities has remained at about 65%, versus about 60% for the average balanced fund. Second, and most important, the equities in the Portfolio performed well. For most of the fiscal year, we were overweighted in technology, healthcare, and consumer-related issues. Within technology, our emphasis on software, computer components, and networking companies paid off well. Microsoft, Cisco Systems, and EMC Corp. were three very noteworthy stocks. Consumer stocks did very well, whether related to retail (WalMart), to personal care (Colgate Palmolive), or to travel (Carnival Corporation). During the year, we shifted, slowly at first, back into some of the entertainment and cable stocks, like Viacom and Tele-Communications Inc. They both experienced very strong moves higher after several years of underperformance.

We expect the economy to continue to expand, albeit at a slower pace. Most indicators signal that inflation should remain low, which will support the bond market and keep the Federal Reserve on the sidelines. This positive environment should help support stocks. There is one issue that requires close scrutiny: earnings growth is slowing, with stock market valuations near record levels. Therefore, although a "bear market" does not appear to be imminent, volatility could pick up again.

Looking forward, the Portfolio will continue to seek superior returns while controlling risk by investing in a balance of stocks and bonds. While we see nothing that would prompt us to change our allocation strategy that favors stocks over bonds and cash, we are becoming more inclined to reduce the equity exposure closer to 60%. Certainly, the economic slowdown that we expect in the second half of 1998 will put pressure on corporate earnings, and valuations are not cheap. U.S. companies have regained the lead internationally in a variety of industries and are benefiting from the development of many emerging countries, although the turmoil in the Southeast Asia region will take some time to improve. The combination of slow growth, stable inflation, low interest rates, and continued cash flows into mutual funds will all support equities.

As we search for potential investments in the Portfolio, we are most keenly interested in the underlying trend of company's profits. We still believe that the secular forces are positive for the leaders in the technology group, although the year 2000 problems may temporarily slow spending on computer equipment. In addition, a large portion of the Portfolio is invested in companies that have well-known brands that are being expanded globally. This should help insulate some of their earnings should an economic slowdown develop in the U.S. During this time of uncertainty, our focus on quality companies with quality management will be critical.

                     ARK FUNDS ANNUAL REPORT APRIL 30, 1998

BALANCED PORTFOLIO PERFORMANCE AS OF 4/30/98

[LINE GRAPH OMITTED]
Plot Points are as follows:

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

                      60/40 Blend of
    ARK Balanced Fund, the S&P 500,    S&P 500    Lehman Brothers     Lipper
       Institutional   and Lehman    Composite      Aggregate       Balanced
           Class       Aggregate++      Index       Bond Index     Funds Average
7/31/93  $100,000       $100,000      $100,000       $100,000        $100,000
Apr 94    103,771        100,953       102,680         98,354         101,516
Apr 95    107,663        114,477       120,587        105,563         110,562
Apr 96    130,164        139,165       156,992        114,673         132,873
Apr 97    140,382        164,081       196,429        122,792         149,907
Apr 98    183,830        211,661       277,063        136,201         188,149


RETAIL CLASS: VALUE OF A $10,000 INVESTMENT
                                        60/40 Blend of
   ARK Balanced Fund, ARK Balanced Fund,  the S&P 500   S&P 500    Lehman Brothers     Lipper
           Retail       Retail Class      and Lehman   Composite      Aggregate       Balanced
           Class         with Load       Aggregate++     Index       Bond Index     Funds Average
3/31/94   $10,000        $ 9,700          $10,000       $10,000       $10,000         $10,000
Apr 94     10,059          9,757           10,045        10,128         9,920          10,020
Apr 95     10,394         10,082           11,390        11,894        10,647          10,913
Apr 96     12,497         12,122           13,847        15,485        11,566          13,115
Apr 97     13,454         13,050           16,326        19,375        12,385          14,796
Apr 98     17,580         17,053           21,060        27,329        13,737          18,571



--------------------------------------------------------------------------------
              INSTITUTIONAL   RETAIL     RETAIL    60/40 BLEND OF      LIPPER
                  CLASS       CLASS      CLASS       THE S&P 500      BALANCED
                                       WITH LOAD     AND LEHMAN
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN     30.95%      30.67%     26.78%        29.00%          25.51%
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE          13.51%      13.32%     12.49%          N/A             N/A
--------------------------------------------------------------------------------
   PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING JULY 16, 1993. RETAIL CLASS SHARES WERE OFFERED BEGINNING MARCH 9, 1994. PERFORMANCE FOR THE RETAIL CLASS REFLECTS THE DEDUCTION OF A 3.00% SALES CHARGE AFTER WAIVERS. THE PERFORMANCE OF THE S&P 500 COMPOSITE INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX DO NOT INCLUDE OPERATING EXPENSES WHICH ARE INCURRED BY THE PORTFOLIO. THE PERFORMANCE REFLECTED IN THE GRAPHS BEGINS AT JULY 31, 1993 FOR THE INSTITUTIONAL CLASS AND AT MARCH 31, 1994 FOR THE RETAIL CLASS. THE PERFORMANCE REFLECTED IN THE TABLE BEGINS AT THE INCEPTION DATE.

++ BENCHMARK IS COMPRISED OF TWO UNMANAGED BENCHMARKS, WEIGHTED 60% S&P 500
   COMPOSITE INDEX AND 40% LEHMAN BROTHERS AGGREGATE BOND INDEX. PREVIOUSLY THE PORTFOLIO USED BOTH THE S&P 500 COMPOSITE INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX. GOING FORWARD, THE PORTFOLIO WILL ALSO USE A BLENDED INDEX AS A COMPARISON INDEX BECAUSE IT IS BETTER SUITED TO THE PORTFOLIO'S OBJECTIVE.

EQUITY INCOME PORTFOLIO REVIEW AND OUTLOOK

CLYDE L. RANDALL, CFA     ALLEN J. ASHCROFT, JR.

CO-PORTFOLIO MANAGERS

The Equity Income Portfolio seeks to provide a moderate level of current income and growth of capital by investing primarily in high-quality, income-producing common stocks. At April 30, the Portfolio was invested approximately 6% in cash, 7% in securities convertible into common stocks, and 87% in common stocks. About 6% of the Portfolio was invested in the common stocks of non-U.S. companies. The Portfolio continues to have significant positions in financials, energy, and utilities, but is represented in all of the major sectors of the U.S. stock market. All of the stocks are income-producing and yield more than the S&P 500 Index; we have not employed a "barbell" approach.

The Portfolio's performance was outstanding in calendar 1997, but has lagged in the first four months of 1998. Technology stocks have decisively led the market this year, and the Portfolio has little participation in that sector. The best contributors to the Portfolio's performance over the past year have been the financial and telephone stocks, as well as Ford and Bristol-Myers. The worst areas have been utilities, real estate, and, to a lesser extent, energy. The latter areas have lagged the broad market averages considerably over the past year.

Despite these recent market dynamics, we continue to be confident that the lower risk investment strategy of this Portfolio will provide competitive long-term total returns. We seek stocks which have a combination of above-average current yield and dividend growth rate or which

              EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS have an above-average yield and appear undervalued by other criteria as well. We want to own stocks which have high yields for the right reasons: they have generous, sustainable payouts and are undervalued, rather than having burdensome, unsustainable payouts and average or high valuations. We sell stocks when their prospects change or if their yields fall to a point where they are a source of funds for a higher-yielding substitute (thereby raising the fund's yield).

Investing in higher-yielding stocks continues to be challenging. The S&P
500 had a current yield of 5.4% at the end of 1981 and is now just over 1.3%. The index's payout ratio averaged about 50% through 1993, but has fallen to 35% over the past four years. The stock market's complexion has changed during this decade. Energy and utilities, historically industries with high payouts, have had below-average earnings growth, while technology, healthcare, and consumer companies have been the leaders. Another factor in the market's falling payout has been the trend towards using free cash flow to repurchase stock rather than raising dividends. As valuations increase, the returns on buybacks must decrease, but the buybacks remain quite popular with the majority of investors.

Coming off the extraordinary equity returns of the past three years, we have become somewhat more defensive in the past six months, and we believe this Portfolio should maintain that position. We continue to add securities which have sound prospects while seeking to maintain the Portfolio's current return.

EQUITY INCOME PORTFOLIO PERFORMANCE AS OF 4/30/98

[LINE GRAPH OMITTED]
Plot Points are as follows:

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

             ARK Equity          S&P 500          Lipper
          Income Portfolio      Composite      Equity Income
         Institutional Class      Index        Funds Average
11/30/96     $100,000           $100,000         $100,000
 Apr 97       104,419            106,644          104,258
 Apr 98       138,919            150,422          139,778

RETAIL CLASS: VALUE OF A $10,000 INVESTMENT

             ARK Equity          ARK Equity        S&P 500          Lipper
          Income Portfolio    Income Portfolio    Composite      Equity Income
           Retail Class         Retail Class        Index        Funds Average
                                 with load
 5/31/97      $10,000            $ 9,700          $10,000          $10,000
 Apr 98        12,495             12,120           13,297           12,699

--------------------------------------------------------------------------------
            INSTITUTIONAL    RETAIL      RETAIL       S&P 500        LIPPER
                CLASS        CLASS       CLASS       COMPOSITE       EQUITY
                                        WITH LOAD      INDEX         INCOME
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN   33.04%         N/A         N/A         41.05%        34.07%
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE        28.19%         N/A         N/A           N/A           N/A
--------------------------------------------------------------------------------
 CUMULATIVE
 TOTAL RETURN
 INCEPTION
 TO DATE        43.52%        28.73%     24.87%          N/A           N/A
--------------------------------------------------------------------------------
PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING NOVEMBER 18, 1996. RETAIL CLASS SHARES WERE OFFERED BEGINNING MAY 9, 1997. PERFORMANCE FOR THE RETAIL CLASS REFLECTS THE DEDUCTION OF A 3.00% SALES CHARGE AFTER WAIVERS. THE PERFORMANCE OF THE S&P 500 COMPOSITE INDEX DOES NOT INCLUDE OPERATING EXPENSES WHICH ARE INCURRED BY THE PORTFOLIO. THE PERFORMANCE REFLECTED IN THE GRAPHS BEGINS AT NOVEMBER 30, 1996 FOR THE INSTITUTIONAL CLASS AND AT MAY 31, 1997 FOR THE RETAIL CLASS. THE PERFORMANCE REFLECTED IN THE TABLE BEGINS AT THE INCEPTION DATES.

                     ARK FUNDS ANNUAL REPORT APRIL 30, 1998

VALUE EQUITY PORTFOLIO REVIEW AND OUTLOOK

J. ERIC LEO, PORTFOLIO MANAGER


The Value Equity Portfolio Institutional Class returned 35.4% for the fiscal year ended April 30, 1998, but lagged its benchmarks, the Lipper Growth Index and the S&P 500 Index, which returned 39.1% and 41.1%, respectively. There were two primary factors for the Portfolio's underperformance. The first was an underweighting in financial services stocks, which were very strong during the fiscal year. We are gradually and opportunistically adding to this sector when attractive values present themselves. The second was the general defensive posture of the Portfolio, which included very broad diversification among stocks with below-average volatility, and a relatively high cash position of about 7.5%. We are comfortable with the less-volatile nature of the Portfolio in the current market environment and expect that it will help performance before the year is out. As this is being written, the Portfolio has recovered a significant amount of ground on its two benchmarks.

As our shareholders know, the Marketvest family of mutual funds merged into the ARK mutual funds family, which created the ARK Value Equity Portfolio. In addition, in April 1998 the ARK Stock Portfolio merged into the Value Equity Portfolio. Although responsibility for managing the Portfolio was transferred to Allied Investment Advisors, Inc. upon Sam Long's retirement on March 31, 1998, we do not anticipate significant changes to the value-oriented style followed by previous management.

Our goal is to purchase superior business enterprises at a reasonable price. In this period of great change and intense competitive pressure, we feel that it is more prudent to purchase a great company at a fair price than a fair company at a great price. Naturally, we are always searching for an opportunity to purchase a great company at a great price, but there are few opportunities in this market environment. For our value portfolios, we focus on the criteria that have worked the best over time: low price to earnings ratios; low price to sales ratios; strong cash flows; return on capital in excess of the cost of capital; and, most importantly, a competent, shareholder-oriented management. We purchase stocks with a three-to-five-year time horizon in mind.

We have made some minor changes to the Portfolio such as the sale of Nike, which we believe will have difficulty for the balance of the year. We have purchased Rite Aid, a local drug store chain which has strong defensive characteristics and solid earnings expectations at a valuation below that of the market. In the area of financial services, we have added Waddell & Reed, the nation's third-oldest mutual fund complex, and CIT Financial, an old line financial services company that focuses on loans to small-and-medium- size companies. These companies represent excellent value relative to the market based on their solid long-term earnings prospects, low relative price to earnings ratios, and conservative business practices.

We remain positive on the long-term outlook for U.S. equities, based on low interest rates and inflation, as well as the strong global position and financial strength of U.S. industry. In the shorter term, problems in Asia will continue to keep investors on edge and corporate profits at risk. As a result, we expect the equity market to be more volatile for the balance of the year, with the normal caveat that a 5-10% market correction could happen at any time. Recent history aside, rational expectations for future stock market returns should be kept in the 10-12% range. It is important to keep in mind that in a 2% inflationary environment, the compounding effects of a 10-12% return are very powerful over the long term.

              EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

[PHOTO OF PAGODA OMITTED]

LOCATED IN READING, PENNSYLVANIA, THE FAR EAST ARCHITECTURE OF THE PAGODA SHOWS THAT INTERNATIONAL FLAVORS CAN FIND A HOME IN THE HEART OF PENNSYLVANIA DUTCH COUNTRY.

VALUE EQUITY PORTFOLIO PERFORMANCE AS OF 4/30/98

[LINE GRAPH OMITTED]
Plot Points are as follows:

INSTITUTIONAL CLASS: VALUE OF A $10,000 INVESTMENT

             ARK Value           S&P 500          Lipper
          Equity Portfolio       Composite        Growth
         Institutional Class      Index        Funds Average
 3/31/96     $100,000           $100,000         $100,000
 Apr 96       102,830            101,470          103,220
 Apr 97       124,692            126,959          116,897
 Apr 98       168,783            179,076          162,615

RETAIL CLASS: VALUE OF A $10,000 INVESTMENT

             ARK Value            ARK Value        S&P 500          Lipper
            Equity Fund         Equity Portfolio   Composite        Growth
            Retail Class        Retail Class        Index        Funds Average
            (Synthetic)       with load (Synthetic)
 3/31/96      $10,000            $ 9,700          $10,000         $10,000
 Apr 96        10,283              9,974           10,147          10,322
 Apr 97        12,469             12,095           12,696          11,689
 Apr 98        16,889             16,383           17,908          16,261


--------------------------------------------------------------------------------
                INSTITUTIONAL   RETAIL     RETAIL      S&P 500      LIPPER
                    CLASS       CLASS*     CLASS      COMPOSITE     GROWTH
                                         WITH LOAD*     INDEX
 -------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN     35.36%        35.45%     31.43%       41.05%      39.11%

--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE          28.58%        28.63%     26.75%         N/A         N/A
--------------------------------------------------------------------------------
*PERFORMANCE SHOWN PRIOR TO THE INCEPTION DATE OF THE RETAIL CLASS IS SYNTHETIC
 (NOT ACTUAL) AND REPRESENTS THAT OF THE INSTITUTIONAL CLASS ADJUSTED FOR THE SALES CHARGE.

 PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERFORMANCE PRESENTED FROM INCEPTION TO MARCH 29, 1998 REFLECTS THE PERFORMANCE OF THE MARKETVEST EQUITY FUND SHARES, WHICH WERE OFFERED BEGINNING APRIL 1, 1996. RETAIL CLASS SHARES WERE OFFERED BEGINNING APRIL 1, 1998. PERFORMANCE FOR THE RETAIL CLASS REFLECTS THE DEDUCTION OF A 3.00% SALES CHARGE AFTER WAIVERS. THE PERFORMANCE OF THE S&P 500 COMPOSITE INDEX DOES NOT INCLUDE OPERATING EXPENSES WHICH ARE INCURRED BY THE PORTFOLIO. THE PERFORMANCE REFLECTED IN THE GRAPHS BEGINS AT MARCH 31, 1996 FOR THE INSTITUTIONAL CLASS AND THE RETAIL CLASS. THE PERFORMANCE REFLECTED IN THE TABLE BEGINS AT APRIL 1, 1996 FOR THE INSTITUTIONAL CLASS AND THE RETAIL CLASS.

                     ARK FUNDS ANNUAL REPORT APRIL 30, 1998

EQUITY INDEX PORTFOLIO REVIEW AND OUTLOOK

J. ERIC LEO, PORTFOLIO MANAGER


The Equity Index Portfolio was established on October 1, 1997, and has almost doubled in size to more than $46 million in assets. As reflected in the performance detail, the Portfolio has tracked its benchmark, the S&P 500 Index, closely for the fourth fiscal quarter and year-to-date.

We remain positive on the long-term outlook for U.S. equities, based on low interest rates and inflation, as well as the strong global position and financial strength of U.S. industry. In the shorter term, problems in Asia will continue to keep investors on edge and corporate profits at risk. As a result, we expect the equity market to be more volatile for the balance of the year, with the normal caveat that a 5-10% market correction could happen at any time. Recent history aside, rational expectations for future stock market returns should be kept in the 10-12% range. It is important to keep in mind that in a 2% inflationary environment, the compounding effects of a 10-12% return are very powerful over the long term.

EQUITY INDEX PORTFOLIO PERFORMANCE AS OF 4/30/98

[LINE GRAPH OMITTED]

Plot Points are as follows:

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

             ARK Equity          S&P 500          Lipper
           Index Portfolio      Composite         Growth
         Institutional Class      Index        Funds Average
 9/30/97     $100,000           $100,000         $100,000
 Apr 98       116,710            118,398          112,820

RETAIL CLASS: VALUE OF A $10,000 INVESTMENT

             ARK Equity          ARK Equity        S&P 500          Lipper
           Index Portfolio     Index Portfolio    Composite         Growth
            Retail Class        Retail Class        Index        Funds Average
                                 with load
11/30/97    $10,000              $ 9,700           $10,000         $10,000
 Apr 98      11,694               11,343            11,707          11,532


--------------------------------------------------------------------------------
              INSTITUTIONAL   RETAIL     RETAIL      S&P 500     LIPPER
                  CLASS       CLASS      CLASS      COMPOSITE    GROWTH
                                        WITH LOAD     INDEX
--------------------------------------------------------------------------------
 CUMULATIVE
 TOTAL RETURN
 INCEPTION
 TO DATE          16.71%      19.08%     15.54%         N/A       N/A
--------------------------------------------------------------------------------
 PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING OCTOBER 1, 1997. RETAIL CLASS SHARES WERE OFFERED BEGINNING NOVEMBER 3, 1997. PERFORMANCE FOR THE RETAIL CLASS REFLECTS THE DEDUCTION OF A 3.00% SALES CHARGE AFTER WAIVERS. THE PERFORMANCE OF THE S&P 500 COMPOSITE INDEX DOES NOT INCLUDE OPERATING EXPENSES WHICH ARE INCURRED BY THE PORTFOLIO. THE PERFORMANCE REFLECTED IN THE GRAPHS BEGINS AT SEPTEMBER 30, 1997 FOR THE INSTITUTIONAL CLASS AND AT NOVEMBER 30, 1997 FOR THE RETAIL CLASS. THE PERFORMANCE REFLECTED IN THE TABLE BEGINS AT THE INCEPTION DATES.

              EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

BLUE CHIP EQUITY PORTFOLIO REVIEW AND OUTLOOK

ALLEN J. ASHCROFT, JR.      CLYDE L. RANDALL, CFA
CO-PORTFOLIO MANAGERS


The Blue Chip Equity Portfolio produced strong, consistent results through our fiscal year ended April 30, 1998. The Portfolio's investments were aided by a robust U.S. equity market, which once again focused on large-cap companies.

Last October, the market sold off over 1,000 points on concerns of an Asian economic slowdown coupled with severe currency problems. This long-standing bull market finally appeared in jeopardy. It seemed apparent that a decline in Asia would put pressure on corporate profits. The equity markets drifted until the mid-January reporting period, when it became evident that the troubles in Asia hadn't affected earnings growth. The markets rapidly accelerated and closed the fiscal year over 1,300 points higher.

Throughout the year, the Blue Chip Equity Portfolio remained focused on our fund strategy of looking for large-cap quality companies that are dominant in their markets and have franchise characteristics, solid management teams, and a proven record of delivering above-average equity performance. This strategy has enabled us to be broadly diversified among the major sectors of the economy, in 30 to 50 quality companies, with a long-term investment horizon.

As of April 30, 1998, the Portfolio's largest contributors have been Pfizer, Associates First Capital, Microsoft, and Ford Motors. We find that over long periods, our best performers tend to come from a diverse group of industries. The Portfolio was negatively impacted by our market weighting in energy stocks, as the price of oil corrected by 40% throughout the year. We carefully review any company that has underperformed, but will retain it if we continue to feel that underlying fundamentals are intact.

Looking ahead, we remain positive on the equity markets. A strong economy, low interest rates, and inflation in check in the past usually resulted in a favorable equity environment. We do, however, face difficult decisions in the months ahead, as extended valuations and uncertainty in Asia may affect our markets. We continue to search for investments in larger companies with strong business franchises that will add value to the Portfolio.


BLUE CHIP EQUITY PORTFOLIO PERFORMANCE AS OF 4/30/98

[LINE GRAPH OMITTED]

Plot Points are as follows:

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

            ARK Blue Chip         S&P 500         Lipper
          Equity Portfolio      Composite         Growth
         Institutional Class      Index        Funds Average
 4/30/96     $100,000           $100,000         $100,000
 Apr 97       124,410            125,120          113,250
 Apr 98       173,353            176,482          157,542

RETAIL CLASS: VALUE OF A $10,000 INVESTMENT

            ARK Blue Chip      ARK Blue Chip        S&P 500          Lipper
          Equity Portfolio    Equity Portfolio    Composite         Growth
            Retail Class        Retail Class        Index        Funds Average
                                 with load
 5/31/96      $10,000            $ 9,700          $10,000          $10,000
 Apr 97        11,956             11,597           12,195           11,022
 Apr 98        16,610             16,112           17,202           15,333


--------------------------------------------------------------------------------
               INSTITUTIONAL   RETAIL        RETAIL     S&P 500      LIPPER
                   CLASS        CLASS        CLASS     COMPOSITE     GROWTH
                                           WITH LOAD     INDEX    FUNDS AVERAGE
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN      39.34%       38.93%       34.79%      41.05%      39.11%

--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE           31.04%       30.82%       28.80%        N/A         N/A
--------------------------------------------------------------------------------
PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING APRIL 1, 1996. RETAIL CLASS SHARES WERE OFFERED BEGINNING MAY 16, 1996. PERFORMANCE FOR THE RETAIL CLASS REFLECTS THE DEDUCTION OF A 3.00% SALES CHARGE AFTER WAIVERS. THE PERFORMANCE OF THE S&P 500 COMPOSITE INDEX DOES NOT INCLUDE OPERATING EXPENSES WHICH ARE INCURRED BY THE PORTFOLIO. THE PERFORMANCE REFLECTED IN THE GRAPHS BEGINS AT APRIL 30, 1996 FOR THE INSTITUTIONAL CLASS AND AT MAY 31, 1996 FOR THE RETAIL CLASS. THE PERFORMANCE REFLECTED IN THE TABLE BEGINS AT THE INCEPTION DATES.

                     ARK FUNDS ANNUAL REPORT APRIL 30, 1998

CAPITAL GROWTH PORTFOLIO REVIEW AND OUTLOOK

CHRISTOPHER E. BAGGINI, CFA, PORTFOLIO MANAGER


The stock market's historic rise continued over the past year. For the fiscal year ended April 30, 1998, the market rose a stellar 41.1%. Likewise, our competitors, as reported by the Lipper Growth Funds Average, performed well with returns approaching 39.1%. We are pleased to report that the Capital Growth Portfolio exceeded both benchmarks by climbing 45.2% over the same time frame.

The last six months have been extremely volatile, especially in the technology sector. Investment returns in November and December were hampered by fears of the Asian economic slide, a nervous investment environment, and a certain degree of illiquidity within the market. As these points became better addressed throughout the first quarter, stocks staged a fierce rally from a very difficult early January.

Although any of these concerns could resurface, our focus continues to be on picking companies, not macro sectors. For example, the sector weightings of the Portfolio varied slightly throughout the year as we continued an overweighted position in technology, finance, and healthcare. Meanwhile, the Capital Growth Portfolio was active in the first quarter, adding to or initiating positions in several firms across numerous industry groups. Maryland-based Ciena Corp. quickly became one of the Portfolio's largest holdings after its price declined 30% within one trading week. Similarly, Electronics For Imaging gave long-term investors an interesting opportunity after a 60% price decline in early December. The Portfolio added to holdings in Rite Aid, Amgen, Merck, Chase, Intel, and EMC after significant but less severe price corrections.

Going forward, the short-term performance of the Portfolio could be impacted by a change in interest rates or inflation expectations. In this type of environment, P/E ratios may change dramatically, giving rise to volatile prices. Should this occur, we believe that the market's volatility would once again create numerous investment opportunities. We look to add value for investors through diligent research and timely and consistent execution of our "growth at a price" strategy.


CAPITAL GROWTH PORTFOLIO PERFORMANCE AS OF 4/30/98

[LINE GRAPH OMITTED]

Plot Points are as follows:

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

             ARK Capital         S&P 500          Lipper
          Growth Portfolio      Composite         Growth
         Institutional Class      Index        Funds Average
 7/31/93     $100,000           $100,000         $100,000
 Apr 94       102,876            102,680          104,744
 Apr 95       106,219            120,587          116,245
 Apr 96       131,308            156,992          150,991
 Apr 97       148,982            196,429          170,997
 Apr 98       216,307            277,063          237,874

RETAIL CLASS: VALUE OF A $10,000 INVESTMENT

             ARK Capital         ARK Capital       S&P 500          Lipper
          Growth Portfolio    Growth Portfolio    Composite         Growth
            Retail Class        Retail Class        Index        Funds Average
                                 with load
 3/31/94      $10,000            $ 9,700          $10,000          $10,000
 Apr 94         9,951              9,652           10,128           10,035
 Apr 95        10,223              9,917           11,894           11,137
 Apr 96        12,599             12,227           15,485           14,466
 Apr 97        14,287             13,858           19,375           16,382
 Apr 98        20,702             20,080           27,328           22,789

--------------------------------------------------------------------------------
              INSTITUTIONAL   RETAIL       RETAIL      S&P 500      LIPPER
                  CLASS       CLASS        CLASS      COMPOSITE     GROWTH
                                         WITH LOAD      INDEX
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN     45.19%      44.90%       40.52%       41.05%       39.11%
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE          17.43%      17.42%       16.55%         N/A          N/A
--------------------------------------------------------------------------------
PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING JULY 16, 1993. RETAIL CLASS SHARES WERE OFFERED BEGINNING MARCH 9, 1994. PERFORMANCE FOR THE RETAIL CLASS REFLECTS THE DEDUCTION OF A 3.00% SALES CHARGE AFTER WAIVERS. THE PERFORMANCE OF THE S&P 500 COMPOSITE INDEX DOES NOT INCLUDE OPERATING EXPENSES WHICH ARE INCURRED BY THE PORTFOLIO. THE PERFORMANCE REFLECTED IN THE GRAPHS BEGINS AT JULY 31, 1993 FOR THE INSTITUTIONAL CLASS AND AT MARCH 31, 1994 FOR THE RETAIL CLASS. THE PERFORMANCE REFLECTED IN THE TABLE BEGINS AT THE INCEPTION DATES.

              EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

MID-CAP EQUITY PORTFOLIO REVIEW AND OUTLOOK

CHRISTOPHER E. BAGGINI, CFA, PORTFOLIO MANAGER


The year ended April 30, 1998, was another exciting one for U.S. equity investors. The Mid-Cap Equity Portfolio rewarded investors with a return of nearly 47%. This compared favorably to most small-and large-cap investments and highlights a marvelous three-year time span for mid-cap investors.

The Mid-Cap Equity Portfolio has been greatly aided by low interest rates, which have helped push P/E ratios to near 12-year high levels. Aiding the mid-cap market was the large-cap market's bout with the "Asian flu" and the small-cap market's lack of liquidity from October 1997 through March 1998. As many mid-sized companies generate a large percentage of sales and earnings from the U.S. with a relatively low exposure to international economies, this sector benefited from fears that multinational firms might experience earnings shortfalls over the first half of 1998. Smaller companies also benefited from this economic backdrop but lacked the desired safety perceived by the liquidity of mid-cap stocks. We believe this double-edged scenario should continue to benefit the Mid-Cap Equity Portfolio over the short term.

The last few months haven't been smooth for mid-cap investors, despite the sector's cumulative advance. Volatility in interest rates and inflation expectations have caused several double-digit declines since November. This volatility created opportunities for the Portfolio. Investments in Ciena and Amgen were established during times of price weakness. Meanwhile, America Online advanced rapidly and became the Portfolio's largest holding by April. Finally, over the last year the technology sector as a percentage of the Portfolio's holdings increased. This change creates risk through greater price and business volatility but could create a dramatic increase in return potential as we enter the era of digital conversion in the 21st century.

MID-CAP EQUITY PORTFOLIO PERFORMANCE AS OF 4/30/98

[LINE GRAPH OMITTED]
Plot Points are as follows:

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

            ARK Mid-Cap          S&P 400          Lipper
            Equity Portfolio     Mid-Cap          Mid-Cap
         Institutional Class  Composite Index        Funds Average
 11/30/96    $100,000           $100,000         $100,000
 Apr 97       100,671            101,178           94,485
 Apr 98       147,906            149,613          134,433

--------------------------------------------------------------------------------
              INSTITUTIONAL       S&P 400           LIPPER
                  CLASS           MID-CAP           MID-CAP
                                   INDEX
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN     46.92%           47.87%           42.28%
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE          32.03%             N/A              N/A
--------------------------------------------------------------------------------
PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING NOVEMBER 18, 1996. THE PERFORMANCE OF THE S&P 400 MID-CAP INDEX DOES NOT INCLUDE OPERATING EXPENSES WHICH ARE INCURRED BY THE PORTFOLIO. THE PERFORMANCE REFLECTED IN THE GRAPH BEGINS AT NOVEMBER 30, 1996. THE PERFORMANCE REFLECTED IN THE TABLE BEGINS AT THE INCEPTION DATE.

                     ARK FUNDS ANNUAL REPORT APRIL 30, 1998

SMALL-CAP EQUITY PORTFOLIO REVIEW AND OUTLOOK

H. GILES KNIGHT, PORTFOLIO MANAGER


The Small-Cap Equity Portfolio (formerly the Special Equity Portfolio) recovered nicely from a poor year in 1997 as strategic changes made to the industry composition of the Portfolio in late 1997 were successful. Small-cap stocks have generally underperformed relative to large-cap stocks for several years, and the Small-Cap Equity Portfolio with its heavy weighting in technology lagged the small-cap benchmarks, which had relatively less technology exposure.

New Portfolio strategy included a lower weighting in technology, particularly semiconductor-related issues, and more emphasis on less volatile financial and retail stocks. Small-cap bank, insurance, and real estate investment trust issues were included as well as several "growth" retailers. Furthermore, the overall price/earnings level of the Portfolio was lowered to smooth out some of the market volatility. The result of the changes is a Portfolio with far better balance with respect to its respective benchmarks.

The Portfolio benefited from exposure to telecommunications, particularly the "clec" (competitive local exchange) group such as Electric Lightwave and Nextlink Communications, as well as from specialty retailers such as Tiffany and Petsmart. Key financial gainers were Sovereign Bancorp (PA), GoldenState Bancorp
(CA), and several REITs (real estate investment trusts). Computer software stocks such as Sapient were also strong performers.

Looking ahead, we continue to expect a choppy stock market and heavy rotation of industry groups among small-capitalization stocks. However, by all conventional valuations, small-cap stocks relative to large-cap, "nifty-thirty" issues are very attractive, and we continue to believe that this asset class will eventually receive much stronger investor recognition in the year ahead.

SMALL-CAP EQUITY PORTFOLIO PERFORMANCE AS OF 4/30/98

[LINE GRAPH OMITTED]
Plot Points are as follows:

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

           ARK Small-Cap       Frank Russell      Lipper
          Equity Portfolio      2000 Growth      Small Cap
         Institutional Class      Index        Funds Average
 7/31/95     $100,000           $100,000         $100,000
 Apr 96       137,992            119,379          121,986
 Apr 97       105,661            103,203          118,765
 Apr 98       156,304            148,313          172,946

RETAIL CLASS: VALUE OF A $10,000 INVESTMENT

            ARK Small-Cap        ARK Small-Cap   Frank Russell       Lipper
          Equity Portfolio    Equity Portfolio    2000 Growth      Small-Cap
            Retail Class        Retail Class        Index        Funds Average
            (Synthetic)     with load (Synthetic)
 7/31/95      $10,000            $ 9,700           $10,000         $10,000
 Apr 96        13,799             13,385            11,937          12,197
 Apr 97        10,566             10,249            10,320          11,877
 Apr 98        15,592             15,124            14,831          17,295

--------------------------------------------------------------------------------
               INSTITUTIONAL  RETAIL        RETAIL     RUSSELL 2000    LIPPER
                   CLASS      CLASS*        CLASS      GROWTH INDEX   SMALL-CAP
                                           WITH LOAD*
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN     47.93%      47.57%        43.21%        43.71%       45.62%
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE          20.36%      20.26%        18.96%          N/A         N/A
--------------------------------------------------------------------------------
*PERFORMANCE SHOWN PRIOR TO THE INCEPTION DATE OF THE RETAIL CLASS IS SYNTHETIC
 (NOT ACTUAL) AND REPRESENTS THAT OF THE INSTITUTIONAL CLASS ADJUSTED FOR THE SALES CHARGE.

 PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING JULY 13,1995. RETAIL CLASS SHARES WERE OFFERED BEGINNING MAY 16, 1996. PERFORMANCE FOR THE RETAIL CLASS REFLECTS THE DEDUCTION OF A 3.00% SALES CHARGE AFTER WAIVERS. THE PERFORMANCE OF THE FRANK RUSSELL 2000 GROWTH INDEX DOES NOT INCLUDE OPERATING EXPENSES WHICH ARE INCURRED BY THE PORTFOLIO. THE PERFORMANCE REFLECTED IN THE GRAPHS BEGINS AT JULY 31, 1995 FOR THE INSTITUTIONAL CLASS AND THE RETAIL CLASS. THE PERFORMANCE REFLECTED IN THE TABLE BEGINS AT JULY 13, 1995 FOR THE INSTITUTIONAL CLASS AND THE RETAIL CLASS.

              EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

INTERNATIONAL EQUITY SELECTION PORTFOLIO REVIEW AND OUTLOOK

BRETT A. HOFFACKER, CFP, PORTFOLIO MANAGER


Foreign market investors endured a tumultuous year as they experienced times of both boom and bust. The year encompassed the collapse of the Southeast Asian markets and currencies and resulting aftermath, as well as strong enthusiasm for European equities created by lack of inflationary concerns, a strong dollar, and positive outlook for the start of the European Monetary Union in 1999.

It was with this type of volatility in mind that the International Equity Selection Portfolio continued to pursue its strategy of investing in a portfolio of mutual funds that are geographically diversified. As of year-end, the International Equity Selection Portfolio held six international mutual funds and had exposure to all major regional equity markets. No single country or emerging market mutual funds were held in the Portfolio. From a market point of view, performance benefited most from a substantial underweighting in Japan and an almost equal weighting among the European markets. From an individual underlying fund basis, performance was aided by the Harbor International and GAM International Funds, which were the Portfolio's top performers. During the year, we replaced the T. Rowe Price International Stock Fund with the American Advantage International Equity Fund.

Going forward, our outlook for the International Equity Selection Portfolio is positive. While most foreign fund managers remain cautious with respect to the Japanese and Southeast Asian markets, they have not abandoned them. Opportunities continue to exist throughout Europe and now Latin America, as well as in Russia and China. Our strategic goal in managing the Portfolio is to provide exposure to non-U.S. markets using mutual funds which incorporate a variety of investment styles and approaches. We attempt to construct the Portfolio to produce an array of funds that complement one another on a risk-adjusted basis. Our analysis of the current portfolio as well as potential mutual fund investments will maintain our emphasis on identifying funds with long-term track records, which reward investors for the risk taken relative to the benchmark.

[PHOTO OF CAPITAL BUILDING ROTUNA OMITTED]

CURRENTLY BEING REFURBISHED TO ITS ORIGINAL GLORY, THE CAPITAL BUILDING, LOCATED IN HARRISBURG, PENNSYLVANIA, IS A STUNNING TESTAMENT TO BUILDING WITH QUALITY AND LONGEVITY IN MIND. THE SPACIOUS ROTUNDA IS A POPULAR LANDMARK FOR THOSE VISITING THE STATE CAPITAL.

                     ARK FUNDS ANNUAL REPORT APRIL 30, 1998

INTERNATIONAL EQUITY SELECTION PORTFOLIO PERFORMANCE AS OF 4/30/98

[LINE GRAPH OMITTED]
Plot Points are as follows:

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

          ARK International         Morgan Stanley          Lipper
      Equity Selection Portfolio      MSCI EAFE          International
         Institutional Class            Index            Funds Average
 5/31/91     $100,000                 $100,000             $100,000
 Apr 92       102,478                   90,553              102,983
 Apr 93       110,574                  110,121              113,271
 Apr 94       134,945                  128,434              137,534
 Apr 95       138,669                  135,640              136,255
 Apr 96       162,132                  151,103              158,356
 Apr 97       180,826                  149,773              167,065
 Apr 98       215,815                  178,110              201,965

RETAIL CLASS: VALUE OF A $10,000 INVESTMENT

          ARK International   ARK International  Morgan Stanley     Lipper
          Equity Selection    Equity Selection     MSCI EAFE     International
              Portfolio      Portfolio, Retail      Index        Funds Average
            Retail Class      Class with load
            (Synthetic)         (Synthetic)
 5/31/91     $10,000             $ 9,850           $10,000         $10,000
 Apr 92       10,228              10,074             9,055          10,298
 Apr 93       11,028              10,863            11,012          11,327
 Apr 94       13,422              13,220            12,843          13,753
 Apr 95       13,755              13,548            13,564          13,626
 Apr 96       16,076              15,835            15,110          15,836
 Apr 97       17,890              17,621            14,977          16,707
 Apr 98       21,351              21,031            17,811          20,197

--------------------------------------------------------------------------------
              INSTITUTIONAL  RETAIL      RETAIL       MORGAN        LIPPER
                  CLASS      CLASS*      CLASS        STANLEY    INTERNATIONAL
                                       WITH LOAD*    MSCI EAFE
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN    19.35%      19.35%       17.59%       18.92%        20.89%
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE         11.76%      11.59%       11.34%         N/A          N/A
--------------------------------------------------------------------------------
*PERFORMANCE SHOWN PRIOR TO THE INCEPTION DATE OF THE RETAIL CLASS IS SYNTHETIC
 (NOT ACTUAL) AND REPRESENTS THAT OF THE INSTITUTIONAL CLASS ADJUSTED FOR THE SALES CHARGE.

 PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERFORMANCE PRESENTED FROM INCEPTION TO MARCH 29, 1998 REFLECTS THE PERFORMANCE OF THE MARKETVEST INTERNATIONAL EQUITY FUND SHARES WHICH IS THE SUCCESSOR TO A COLLECTIVE TRUST FUND. THE QUOTED PERFORMANCE DATA INCLUDES PERFORMANCE OF THE COLLECTIVE TRUST FUND FOR PERIOD FROM 5/31/91 (INCEPTION DATE OF COLLECTIVE TRUST FUND) TO 4/1/97 WHEN THE FUND'S REGISTRATION STATEMENT BECAME EFFECTIVE, AS ADJUSTED TO REFLECT THE FUND'S ANTICIPATED EXPENSES. THE COLLECTIVE TRUST FUND WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT") AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS IMPOSED BY THE 1940 ACT. IF THE COLLECTIVE TRUST FUND HAD BEEN REGISTERED UNDER THE 1940 ACT, THE PERFORMANCE MAY HAVE BEEN ADVERSELY AFFECTED. RETAIL CLASS SHARES WERE OFFERED BEGINNING APRIL 1, 1998. PERFORMANCE FOR THE RETAIL CLASS REFLECTS THE DEDUCTION OF THE 1.50% SALES CHARGE AFTER WAIVERS. THE PERFORMANCE OF THE MSCI EAFE INDEX DOES NOT INCLUDE OPERATING EXPENSES WHICH ARE INCURRED BY THE PORTFOLIO. THE PERFORMANCE REFLECTED IN THE GRAPHS BEGINS AT MAY 31, 1991 FOR THE INSTITUTIONAL CLASS AND THE RETAIL CLASS. THE PERFORMANCE REFLECTED IN THE TABLE BEGINS AT MAY 31, 1991 FOR THE INSTITUTIONAL CLASS AND THE RETAIL CLASS.



INTERNATIONAL EQUITY PORTFOLIO REVIEW AND OUTLOOK

EILEEN M. FITZPATRICK, PORTFOLIO MANAGER

International markets as a group have provided a good return to U.S.-based investors over the past year. For the 12 months ended April 30, 1998, the total return (in U.S. dollars) on the MSCI EAFE Index was 18.9%. The corresponding performance of the International Equity Portfolio Institutional Class was 21.67%.

There has been a sharp divergence between the European and U.K. markets on the one hand, and the Asia/Pacific region on the other, which was even more marked than that of the prior 12-month period. In Asia, a number of the previously fast-growing "tiger" countries ran into a financial and economic brick wall in the third quarter of 1997. A slew of structural flaws and imbalances, previously camouflaged by rapid growth, came to the fore in catastrophic fashion. The key problems arose from an inappropriate pegging of exchange rates to the U.S. dollar, leading to excessive foreign currency borrowing by the corporate sector, with unprofitable investment of much of the proceeds. The worst-affected economies were Korea, Thailand, Indonesia, and Malaysia. These countries, plus a number of others, suffered a collapse of their currencies and stock markets, necessitating drastic monetary tightening and (except for Malaysia) intervention by the International Monetary Fund. The subsequent weakness of these economies, most of which are now in outright recession, has had a domino effect throughout the region. In Hong Kong, the local currency's peg to the U.S. dollar came under speculative attack, leading to a sharp rise in interest rates, but the peg itself has held firm. For the region overall (Pacific Ex. Japan), the MSCI EAFE Index has fallen by 28.6% in U.S. dollar terms. Hong Kong, the largest constituent, held up relatively well, with a 19.5% fall, while the worst performers were Indonesia (down 78.8%) and Korea (down 60.0%).

              EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

Japan, not surprisingly, suffered collateral damage from the troubles of its geographic neighbors. The nascent economic recovery of 1995/1996 had already begun to falter with the April 1997 hike in consumption taxes, and suffered further damage from subsequent events across the region. The Tokyo market fell by 15.1% over the 12-month period. In March of this year the Government announced a 16.0-trillion-yen fiscal stimulus package. While this will provide a boost to domestic demand, it may not yet be enough to return the economy to a sustained recovery path.

The picture in Western markets has been much brighter, and buoyant returns from the U.K. and Continental Europe (whose market indices were up 34.6% and 45.4%, respectively) have more than made up for the weakness in Asia. The strength across this region has shared many common factors with the bull market on Wall Street. The virtual disappearance of inflation has led to a more stable interest rate background, to the benefit of both bonds and equities. Financial market liquidity has been abundant; cash inflows to mutual funds and institutions have grown rapidly, while corporations, generating strong cash flow themselves, have been more disposed to buying back stock than issuing new paper. With larger demand chasing a shrinking supply, stock prices have been bid sharply upward.

In the U.K., vigorous economic growth necessitated a tightening of interest rates, which moved from 6.0% to 7.3% over the year. Bond yields, however, went in the other direction, falling from 7.2% to 5.9%. Sterling's exchange rate against almost all other major currencies appreciated sharply, depressing profits growth for many companies, but in the closing weeks of the period it has started to drift downward again. The Labour Party came to power, for the first time since 1979, following the May 1997 general election. The new government has been well received by the financial markets, with perhaps its most significant policy initiative being the granting of much greater independence to the Bank of England.

In Continental Europe, the advent of monetary union (on January 1, 1999) became a certainty over the past 12 months. Interest rates, as a result, have converged towards a common level, to the considerable benefit of the peripheral country markets such as Spain and Italy. The economies of "core" Europe, France and Germany in particular, are now growing at a healthy pace, following a very sluggish phase through 1995 and 1996. European corporations, meanwhile, have become much more focused on generating shareholder value. This has driven an intense bout of restructuring, asset sales, and mergers, the largest of which so far has been the combination, announced in December, of Swiss Bank Corporation and Union Bank of Switzerland.

The Portfolio is currently fully invested, and is distributed across the major markets as follows:

   U.K.                    26.1%
   Continental Europe      56.6%
   Japan                   11.8%
   Pacific Ex. Japan        5.5%

Weightings in Japan and the other Asian markets were reduced to their present very low levels in the earlier part of the period. The allocation to the Pacific Ex. Japan is concentrated solely in the relative safe havens of Hong Kong and Australia. Meanwhile, more than 80% of the Portfolio's assets are positioned in the U.K. and European markets, up from a level of 56% one year ago.

Looking ahead, favorable economic and monetary conditions prevailing across Europe should support further gains from the stock markets in this region, although they are not at cheap levels. The Japanese equity market and corporate sector have large recovery potential for the longer term, but a more appropriate economic policy mix will be required for this to be realized. The Pacific Ex. Japan markets also have recovery potential, but the risks in this area are still very high over the foreseeable future.

                     ARK FUNDS ANNUAL REPORT APRIL 30, 1998

INTERNATIONAL EQUITY PORTFOLIO PERFORMANCE AS OF 4/30/98

[LINE GRAPH OMITTED]
Plot Points are as follows:

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

            ARK International         Morgan Stanley
            Equity Portfolio            MSCI EAFE
           Institutional Class            Index
12/31/94        $100,000                $100,000
 Apr 95          101,504                 105,705
 Apr 96          117,400                 117,755
 Apr 97          111,272                 116,719
 Apr 98          135,384                 138,802

RETAIL CLASS: VALUE OF A $10,000 INVESTMENT

          ARK International   ARK International  Morgan Stanley
          Equity Portfolio    Equity Portfolio     MSCI EAFE
           Retail Class         Retail Class         Index
                                 with load
11/30/96     $10,000            $ 9,700           $10,000
 Apr 97        9,686              9,395             9,768
 Apr 98       11,776             11,422            11,616

--------------------------------------------------------------------------------
            INSTITUTIONAL     RETAIL        RETAIL        MORGAN
                CLASS         CLASS         CLASS         STANLEY
                                          WITH LOAD      MSCI EAFE
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN    21.67%       21.58%        17.97%         18.92%
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE         9.45%        13.87%        11.57%           N/A
--------------------------------------------------------------------------------
PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING DECEMBER 30, 1994. RETAIL CLASS SHARES WERE OFFERED BEGINNING NOVEMBER 1, 1996. PERFORMANCE FOR THE RETAIL CLASS REFLECTS THE DEDUCTION OF A 3.00% SALES CHARGE AFTER WAIVERS. THE PERFORMANCE OF THE MSCI EAFE INDEX DOES NOT INCLUDE OPERATING EXPENSES WHICH ARE INCURRED BY THE PORTFOLIO. THE PERFORMANCE REFLECTED IN THE GRAPHS BEGINS AT DECEMBER 31, 1994 FOR THE INSTITUTIONAL CLASS AND AT NOVEMBER 30, 1996 FOR THE RETAIL CLASS. THE PERFORMANCE REFLECTED IN THE TABLE BEGINS AT THE INCEPTION DATES.

           FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

               [PHOTO OF FIXED INCOME PORTFOLIO MANAGERS OMITTED]

TEAMWORK IS THE KEY INGREDIENT FOR THE FIXED INCOME PORTFOLIO MANAGERS, UNDER THE DIRECTION OF STEVEN M. GRADOW, MANAGING DIRECTOR OF FIXED INCOME INVESTMENTS. THEY MANAGE 6 PORTFOLIOS WITH $1.2 BILLION IN ARK FUND ASSETS. THEY ADD VALUE BY FINDING OPPORTUNITIES ACROSS THE YIELD CURVE IN THE CORPORATE, US GOVERNMENT AND MUNICIPAL SECURITIES MARKETS. THEIR MANAGEMENT STYLE IS ATTRACTIVE TO INVESTORS LOOKING FOR RELIABLE MONTHLY INCOME AND A COMPETITIVE TOTAL RETURN.

                     ARK FUNDS ANNUAL REPORT APRIL 30, 1998

THE ARK FUNDS FIXED INCOME PORTFOLIOS MANAGEMENT TEAM (FROM LEFT TO RIGHT):

STEVEN M. GRADOW IS A MANAGING DIRECTOR OF FIXED INCOME INVESTMENTS FOR ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE INCOME PORTFOLIO AND CO-PORTFOLIO MANAGER OF THE U.S. GOVERNMENT BOND PORTFOLIO AND THE SHORT-TERM BOND PORTFOLIO. HE HAS OVER 15 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

N. BETH VOLK, CFA, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. SHE IS THE CO-PORTFOLIO MANAGER OF THE U.S. GOVERNMENT BOND PORTFOLIO AND OVERSEES CREDIT RESEARCH FOR THE FIXED INCOME GROUP. SHE HAS OVER 17 YEARS OF INVESTMENT RESEARCH AND MANAGEMENT EXPERIENCE.

WILMER C. STITH III IS A VICE PRESIDENT OF ALLIED INVESTMENT ADVISORS, INC. HE IS CO-PORTFOLIO MANAGER OF THE SHORT-TERM BOND PORTFOLIO. HE HAS OVER 8 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

SUSAN S. SCHNAARS, CFA, CPA, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. SHE IS THE PORTFOLIO MANAGER OF THE INTERMEDIATE FIXED INCOME PORTFOLIO, MARYLAND TAX-FREE PORTFOLIO, AND PENNSYLVANIA TAX-FREE PORTFOLIO. SHE HAS OVER 8 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

           FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

SHORT-TERM TREASURY PORTFOLIO REVIEW AND OUTLOOK

JAMES M. HANNAN, PORTFOLIO MANAGER


The Short-Term Treasury Portfolio continued to provide a rate of return that was greater than the return available from investing in a money market fund while providing less price volatility than a long-term bond fund. For the one-year period ended April 30, 1998, the Institutional Class returned 6.5%, while the Retail Class returned 6.2%. During this same period the net asset value of the Institutional Class ranged between $10.13 and $9.96. To achieve these results, we actively managed the Portfolio utilizing a conservative and highly disciplined relative value approach that emphasizes security selection.

The U.S. economy continued its exceptional performance during 1997 and early 1998, as the unemployment rate declined to its lowest level in 24 years, inflation fell to a 30-year low, and economic growth remained strong. Not even the Southeast Asian financial crisis could derail the remarkable performance of the U.S. economy. Throughout fiscal year 1997, the Federal Reserve did not change monetary policy, but did maintain a bias toward tightening during most of the year. Two-year U.S. Treasury yields averaged 5.8% for the fiscal year. The high yield was 6.3% on May 7, 1997. The low yield of 5.2% occurred on January 9, 1998, in response to the Southeast Asian financial crisis.

Our approach is to actively manage the Portfolio. The average maturity of the Portfolio is lengthened when we anticipate a decline in short-term interest rates. Conversely, when we anticipate a rise in interest rates, we shorten the average maturity of the Portfolio. We also examine the shape and slope of the yield curve, implied forward interest rates, and anticipated monetary policy in determining the Portfolio's average maturity.

Looking forward, given the current uncertainty regarding monetary policy, our strategy is to remain cautious while selectively purchasing longer-dated, higher-yielding securities. We will continue to actively manage the Short-Term Treasury Portfolio utilizing our conservative and disciplined relative value approach.

            SHORT-TERM TREASURY PORTFOLIO PERFORMANCE AS OF 4/30/98

[LINE GRAPH OMITTED]
Plot Points are as follows:

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

           ARK Short-Term          Lehman 1-3 Year       Lipper Short
         Treasury Portfolio        Government Bond       U.S. Treasury
         Institutional Class            Index            Funds Average
 3/31/96     $100,000                 $100,000             $100,000
 Apr 96       100,110                  100,100               99,920
 Apr 97       105,246                  106,236              105,286
 Apr 98       112,066                  113,821              112,361

RETAIL CLASS: VALUE OF A $10,000 INVESTMENT

           ARK Short-Term          Lehman 1-3 Year       Lipper Short
         Treasury Portfolio        Government Bond       U.S. Treasury
            Retail Class                Index            Funds Average
 9/30/96     $10,000                  $10,000              $10,000
 Apr 97       10,284                   10,339               10,295
 Apr 98       10,925                   11,076               10,987


--------------------------------------------------------------------------------
                INSTITUTIONAL       RETAIL        LEHMAN          LIPPER
                    CLASS           CLASS        1-3 YEAR       SHORT U.S.
                                                GOVERNMENT       TREASURY
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN       6.48%           6.23%          7.14%           6.72%
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE            5.57%           5.89%           N/A             N/A
--------------------------------------------------------------------------------
PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING MARCH 20, 1996. RETAIL CLASS SHARES WERE OFFERED BEGINNING SEPTEMBER 9, 1996. THE PERFORMANCE OF THE LEHMAN 1-3 YEAR GOVERNMENT BOND INDEX DOES NOT INCLUDE OPERATING EXPENSES WHICH ARE INCURRED BY THE PORTFOLIO. THE PERFORMANCE REFLECTED IN THE GRAPHS BEGINS AT MARCH 31, 1996 FOR THE INSTITUTIONAL CLASS AND AT SEPTEMBER 30, 1996 FOR THE RETAIL CLASS. THE PERFORMANCE REFLECTED IN THE TABLE BEGINS AT THE INCEPTION DATES.

                     ARK FUNDS ANNUAL REPORT APRIL 30, 1998

                       [PHOTO OF WASHINGTON, D.C. OMITTED]

THE MONUMENTS OF OUR NATION'S CAPITAL ARE LANDMARKS THAT HONOR LEADERSHIP, DISCIPLINE, AND SUCCESS, THE SAME QUALITIES THE ARK FUNDS EMPHASIZE IN THEIR INVESTMENTS.


SHORT-TERM BOND PORTFOLIO REVIEW AND OUTLOOK

STEVEN M. GRADOW      WILMER C. STITH III

CO-PORTFOLIO MANAGERS

The past year was a good one for short-term bonds as the U.S. inflationary outlook remained well under control. As the year progressed, U.S. economic growth picked up in both the fourth quarter of 1997 and the first quarter of 1998, and unemployment fell to a 24-year low of 4.7%. This economic growth was discounted by the bond market as the "Asian contagion" began to surface. Asia's economic weakness was expected to be a drag on U.S. economic growth as exports to Asia were expected to decline. In addition, cheaper import prices from Asia were expected to further the very benign inflationary outlook in the U.S. Thus far, these countervailing forces have allowed the Federal Reserve to leave monetary policy unchanged. Subsequently, the bond market has been in a narrow trading range.

With a healthy U.S. economy, corporate bonds allowed investors to pick up incremental yield versus lower-yielding U.S. Treasuries. The Short-Term Bond Portfolio increased its exposure to corporate bonds to approximately 39%. Additionally, we reduced our exposure to prepayment risk by reducing our exposure to mortgage-backed securities.

Going forward, an area of focus is AAA-rated asset-backed securities, which offer incremental yield relative to U.S. Treasuries and experience less prepayment risk than mortgage-backed securities. It is our opinion that this narrow trading range in the U.S. fixed income market will continue into the second quarter of 1998, and that incremental income and return will be realized in quality corporate bonds and well-structured asset-backed securities.

SHORT-TERM BOND PORTFOLIO PERFORMANCE AS OF 4/30/98

[LINE GRAPH OMITTED]
Plot Points are as follows:

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

           ARK Short-Term          Lehman 1-3 Year       Lipper Short
           Bond Portfolio          Government Bond      Investment-Grade
         Institutional Class            Index            Debt Average
 3/31/96     $100,000                 $100,000             $100,000
 Apr 96        99,970                  100,100              100,010
 Apr 97       105,078                  106,236              105,901
 Apr 98       111,656                  113,821              112,964


--------------------------------------------------------------------------------
                INSTITUTIONAL     LEHMAN 1-3 YEAR         LIPPER
                    CLASS           GOVERNMENT        SHORT INVESTMENT
                                                           GRADE
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN       6.26%              7.14%               6.67%
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE            5.44%               N/A                 N/A
--------------------------------------------------------------------------------
PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERFORMANCE PRESENTED FROM INCEPTION TO MARCH 22, 1998 REFLECTS THE PERFORMANCE OF THE MARKETVEST SHORT-TERM BOND FUND SHARES WHICH WERE OFFERED BEGINNING APRIL 1, 1996. THE PERFORMANCE OF THE LEHMAN 1-3 YEAR GOVERNMENT BOND INDEX DOES NOT INCLUDE OPERATING EXPENSES WHICH ARE INCURRED BY THE PORTFOLIO. THE PERFORMANCE REFLECTED IN THE GRAPHS BEGINS AT MARCH 31, 1996 FOR THE INSTITUTIONAL CLASS. THE PERFORMANCE REFLECTED IN THE TABLE BEGINS AT THE INCEPTION DATE.

           FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

MARYLAND AND PENNSYLVANIA TAX-FREE PORTFOLIOS REVIEW AND OUTLOOK

SUSAN S. SCHNAARS, CFA, CPA, PORTFOLIO MANAGER

The Maryland Tax-Free Portfolio Institutional Class returned 8.2% for the year ended April 30, 1998. The Portfolio's benchmark, the Lipper Maryland Municipal Debt Funds Average, returned 8.4% for the same period. The Pennsylvania Tax-Free Portfolio Institutional Class returned 6.8% for the year ended April 30, 1998.

The Maryland Tax-Free Portfolio assets increased $88 million to end the fiscal year at $108 million in assets. Due to the merger with the Marketvest Pennsylvania Intermediate Municipal Bond Fund, the assets in the Pennsylvania Tax-Free Portfolio grew from $25 million to $200 million during the year.

As U.S. Treasury rates have continued their downward progression due to low inflation, moderate economic growth, and a strong dollar, municipal interest rates have followed suit, albeit not quite as substantially. The ratio of municipal yields to U.S. Treasury yields (a measure of the tax advantage of tax-exempt securities) has continued to trade at the wider end of the historical range, which usually only occurs during periods of tax reform debate/action. Although municipals underperformed their taxable counterparts over the past year, on an after-tax basis, municipal securities make sense for even those investors paying a marginal tax rate as low as 28%. Supply of new issues is mounting as lower interest rates are making it more attractive for refinancing, and the improved financial condition of many municipalities affords them the opportunity to raise funds for new projects. Combined with the absence of many retail buyers for securities with rates below 5%, the diversion of the booming equity markets, and the absence of some insurance company buyers due to proposed tax law changes, this should keep municipal prices suppressed for a while longer.

With the decline in interest rates over the past several years, investors have been extending beyond their normal investment parameters to maintain their income. Investors have stepped down into the lower-credit-quality categories to secure higher yields. This added demand for lower-rated securities has resulted in a compression of spreads between AAA issuers and lower-quality issuers. While it is true that municipalities generally are in the best financial condition that they have been in for the last several decades, we generally do not believe that the incremental return warrants a reduction in credit standards at this point. We continue to emphasize well-supported issues with somewhat higher-quality credits and those with insurance.

The Tax-Free Portfolios have benefited from our increased exposure to longer-dated discount securities and our exposure to the hospital sector. We continue to have a long-to-intermediate-term bias in the Portfolios, focusing new purchases in the 15-to-20-year sector of the yield curve. Changes to the Portfolios reflect the bias toward maximizing after-tax total return, while providing a high level of current income. Moderate fluctuations in principal should be expected as interest rates change. As of April 30, 1998, the effective duration of the Portfolios was approximately 6.5 years. Effective duration is a measurement of the sensitivity of the Portfolio to changes in interest rates. As noted previously, we remain focused on maintaining a high-credit-quality profile, insulating performance if quality spreads begin to widen.

                     ARK FUNDS ANNUAL REPORT APRIL 30, 1998

MARYLAND TAX-FREE PORTFOLIO PERFORMANCE AS OF 4/30/98

[LINE GRAPH OMITTED]
Plot Points are as follows:

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

            ARK Maryland          Lehman           Lehman           Lipper
         Tax-Free Portfolio       7 Year           10 Year         Maryland
           Institutional      Municipal Bond    Municipal Bond   Municipal Debt
              Class                Index            Index        Funds Average
 11/30/96    $100,000            $100,000         $100,000         $100,000
  Apr 97      100,115             100,106          100,262           99,856
  Apr 98      108,274             107,964          109,256          108,273

RETAIL CLASS: VALUE OF A $10,000 INVESTMENT

       ARK Maryland   ARK Maryland     Lehman         Lehman          Lipper
         Tax-Free       Tax-Free       7 Year         10 Year        Maryland
         Portfolio      Portfolio     Municipal      Municipal       Municipal
        Retail Class   Retail Class     Bond            Bond           Debt
                        with load       Index          Index       Funds Average
1/31/97   $10,000       $ 9,700       $10,000        $10,000        $10,000
Apr 97     10,022         9,721        10,005         10,032         10,028
Apr 98     10,814        10,489        10,790         10,932         10,874

--------------------------------------------------------------------------------
               INST`L     RETAIL    RETAIL     LEHMAN     LEHMAN     LIPPER
                CLASS     CLASS     CLASS      7 YEAR     10 YEAR   MARYLAND
                                   WITH LOAD  MUNICIPAL  MUNICIPAL  MUNICIPAL
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN   8.15%     7.91%      4.63%      7.85%      8.97%      8.43%
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE       6.18%      6.43%      3.99%       N/A        N/A        N/A
--------------------------------------------------------------------------------
PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING NOVEMBER 18, 1996. RETAIL CLASS SHARES WERE OFFERED BEGINNING JANUARY 2, 1997. PERFORMANCE FOR THE RETAIL CLASS REFLECTS THE DEDUCTION OF A 3.00% SALES CHARGE AFTER WAIVERS. THE PERFORMANCE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX AND THE LEHMAN 10 YEAR MUNICIPAL BOND INDEX DOES NOT INCLUDE OPERATING EXPENSES WHICH ARE INCURRED BY THE PORTFOLIO. THE PERFORMANCE REFLECTED IN THE GRAPHS BEGINS AT NOVEMBER 30, 1996 FOR THE INSTITUTIONAL CLASS AND AT JANUARY 31, 1997 FOR THE RETAIL CLASS. THE PERFORMANCE REFLECTED IN THE TABLE BEGINS AT THE INCEPTION DATES.



PENNSYLVANIA TAX-FREE PORTFOLIO PERFORMANCE AS OF 4/30/98
[LINE GRAPH OMITTED]
Plot Points are as follows:

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

       ARK Pennsylvania   Lehman       Lehman         Lehman          Lipper
          Tax-Free        5 Year       7 Year         10 Year       Pennsylvania
          Portfolio      Municipal    Municipal      Municipal      Intermediate
        Institutional      Bond         Bond           Bond          Municipal
           Class           Index        Index          Index          Average
3/31/96  $100,000        $100,000     $100,000       $100,000        $100,000
Apr 96    100,340          99,990       99,820         99,650          99,710
Apr 97    104,253         104,640      105,170        105,978         104,825
Apr 98    111,311         111,692      113,426        115,484         112,362

RETAIL CLASS: VALUE OF A $10,000 INVESTMENT

       ARK Pennsylvania  ARK Pennsylvania          Lehman        Lehman         Lehman          Lipper
          Tax-Free       Tax-Free Portfolio        5 Year        7 Year         10 Year       Pennsylvania
          Portfolio        Retail Class            Municipal     Municipal      Municipal      Intermediate
        Retail Class        with Load               Bond          Bond           Bond          Municipal
        (Synthetic)        (Synthetic)              Index         Index          Index          Average
3/31/96  $10,000           $ 9,770                $10,000       $10,000        $10,000         $10,000
Apr 96    10,034             9,733                  9,999         9,982          9,965           9,971
Apr 97    10,425            10,113                 10,464        10,517         10,598          10,482
Apr 98    11,112            10,779                 11,169        11,343         11,548          11,236




--------------------------------------------------------------------------------
               INST`L    RETAIL    RETAIL    LEHMAN   LEHMAN  LEHMAN   INTERMED.
                CLASS    CLASS*    CLASS     5 YEAR   7 YEAR  10 YEAR    MUNI.
                                  WITH LOAD*  MUNI.    MUNI.   MUNI.   AVERAGE
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN   6.77%    6.59%      3.37%     6.74%    7.85%   8.97%    7.19%
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE        5.28%    5.20%      3.67%      N/A      N/A     N/A     N/A
--------------------------------------------------------------------------------
*PERFORMANCE SHOWN PRIOR TO THE INCEPTION DATE OF THE RETAIL CLASS IS SYNTHETIC
 (NOT ACTUAL) AND REPRESENTS THAT OF THE INSTITUTIONAL CLASS ADJUSTED FOR THE SALES CHARGE.

 PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERFORMANCE PRESENTED FROM INCEPTION TO MARCH 22, 1998 REFLECTS THE PERFORMANCE OF THE MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND SHARES WHICH WERE OFFERED BEGINNING APRIL 1, 1996. RETAIL CLASS SHARES WERE OFFERED BEGINNING MARCH 23, 1998. PERFORMANCE FOR THE RETAIL CLASS REFLECTS THE DEDUCTION OF A 3.00% SALES CHARGE AFTER WAIVERS. THE PERFORMANCE OF THE LEHMAN 5 YEAR MUNICIPAL BOND INDEX, LEHMAN 7 YEAR MUNICIPAL BOND INDEX, AND THE LEHMAN 10 YEAR MUNICIPAL BOND INDEX DOES NOT INCLUDE OPERATING EXPENSES WHICH ARE INCURRED BY THE PORTFOLIO. THE PERFORMANCE REFLECTED IN THE GRAPHS BEGINS AT MARCH 31, 1996 FOR THE INSTITUTIONAL CLASS AND THE RETAIL CLASS. THE PERFORMANCE REFLECTED IN THE TABLE BEGINS AT APRIL 1, 1996 FOR THE INSTITUTIONAL CLASS AND THE RETAIL CLASS.

           FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

INTERMEDIATE FIXED INCOME PORTFOLIO REVIEW AND OUTLOOK

SUSAN S. SCHNAARS, CFA, CPA, PORTFOLIO MANAGER


The Intermediate Fixed Income Portfolio focuses on systematically over-or underweighting the major fixed income sectors based on our outlook for the economic environment and the bond market. The average life of the Portfolio can range from 3 to 10 years, but is normally maintained at 5 years. The Portfolio offers a high rate of current income, while attempting to mitigate principal volatility.

Entering the year, we anticipated that interest rates would continue to trade in a relatively tight range, as domestic growth and inflation remained at levels favorable to the bond market. With the expectation that corporate profits would continue to improve in the seventh year of the economic expansion, we overweighted our exposure to the corporate sector, selecting medium-quality issuers with improving financial and market situations. The Portfolio's performance benefited from this overweighting, in addition to several issuers receiving upgrades in their credit rating. As interest rates have periodically traded at the upper end of the range, opportunities have been taken to lengthen the maturities in the Portfolio. We remain only slightly longer than our benchmark index, as the flatness in the yield curve does not warrant a dramatic extension.

In the short run, we are concerned that stronger than expected economic growth may push interest rates toward the upper end of the range, possibly even touching 6.5%. Longer term, the effects of the Asian crisis should be favorable for the bond market. We anticipate that the Asian problems will be good news for the inflation story (importing lower-priced goods) and that the instability could suppress U.S. economic growth due to decreased foreign demand. We also expect that the gradual decline in Treasury debt issuance will help to keep rates lower, as demand for U.S. securities should remain relatively high due to the strength of the dollar.

INTERMEDIATE FIXED INCOME PORTFOLIO PERFORMANCE AS OF 4/30/98

[LINE GRAPH OMITTED]
Plot Points are as follows:

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

            ARK Intermediate         Lehman Intermediate     Lipper Intermediate
          Fixed Income Portfolio      Government Bond         Investment-Grade
           Institutional Class            Index              Debt funds Average
11/30/96        $100,000                 $100,000                 $100,000
 Apr 97          100,267                  100,551                   99,901
 Apr 98          108,941                  109,279                  109,731

--------------------------------------------------------------------------------
               INSTITUTIONAL       LEHMAN            LEHMAN
                   CLASS        INTERMEDIATE      INTERMEDIATE
                                 GOVERNMENT     INVESTMENT-GRADE
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN      8.65%            8.68%            9.84%
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE           6.43%             N/A              N/A
--------------------------------------------------------------------------------
PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING NOVEMBER 18, 1996. THE PERFORMANCE OF THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX DOES NOT INCLUDE OPERATING EXPENSES WHICH ARE INCURRED BY THE PORTFOLIO. THE PERFORMANCE REFLECTED IN THE GRAPH BEGINS AT NOVEMBER 30, 1996. THE PERFORMANCE REFLECTED IN THE TABLE BEGINS AT THE INCEPTION DATE.

                     ARK FUNDS ANNUAL REPORT APRIL 30, 1998

U.S. GOVERNMENT BOND PORTFOLIO
REVIEW AND OUTLOOK

STEVEN M. GRADOW      N. BETH VOLK, CFA

CO-PORTFOLIO MANAGERS

During the first quarter of 1998, the U.S. economy continued to fare well in defying the belief that the downturn in the Asian markets during the second half of 1997 would lead to weakness domestically. If anything, the slack of the Asian and, notably, Japanese markets has been taken up by the renewed strength of the European economies. The recent drop in oil prices and continued temperance of inflationary pressures across many commodities are dampening concerns about strong wage pressures and reinforcing investors' belief that the Federal Reserve will remain on the sidelines for another quarter or two while the bond market trades in a self-correcting, narrow range.

The flatness of the yield curve has given us little incentive to take more than a slightly longer duration stance than our benchmark. Compared to our benchmark, the duration of the U.S. Government Bond Portfolio was only slightly longer at
4.1 years. At the same time, returns in such narrowly traded market environments benefit from increased exposure to sectors that offer higher-yield spreads. Accordingly, during the quarter, we trimmed our exposure to lower-yielding agency and U.S. Treasuries and in turn increased the weighting in higher-yielding corporates and high-quality asset-backed securities. We also swapped out of some agencies and reinvested the proceeds in higher-yielding, similar-quality mortgage pass-throughs. Our strategy preserved overall quality at a strong AA1 and enhanced yield. Over the next quarter, we anticipate holding duration modestly longer than our benchmark. We will continue to emphasize the higher yields of the corporate, asset-backed, and mortgage-backed markets until we see a slowing in the economy and impending deterioration in corporate balance sheets.

U.S. GOVERNMENT BOND PORTFOLIO PERFORMANCE AS OF 4/30/98

[LINE GRAPH OMITTED]
Plot Points are as follows:

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

         ARK U.S. Government    Lehman Intermediate      Lipper Intermediate
           Bond Portfolio       Government/Corporate       U.S. Government
         Institutional Class          Index                 Funds Average
 3/31/96   $100,000                  $100,000                  $100,000
 Apr 96      99,480                    99,650                    99,380
 Apr 97     103,967                   106,048                   105,243
 Apr 98     113,022                   115,243                   114,957

RETAIL CLASS: VALUE OF A $10,000 INVESTMENT

        ARK U.S. Government  ARK U.S. Government     Lehman          Lipper
          Bond Portfolio       Bond Portfolio     Intermediate     Intermediate
           Retail Class         Retail Class       Government/   U.S. Government
           (Synthetic)           with load         Corporate         Funds
                                (Synthetic)          Index          Average
 3/31/96     $10,000             $ 9,700           $10,000         $10,000
 Apr 96        9,948               9,650             9,965           9,938
 Apr 97       10,397              10,085            10,605          10,524
 Apr 98       12,166              11,801            11,552          11,496

--------------------------------------------------------------------------------
            INSTITUTIONAL  RETAIL       RETAIL        LEHMAN        LEHMAN
                CLASS      CLASS*       CLASS      INTERMEDIATE   INTERMEDIATE
                                      WITH LOAD*    GOV'T./CORP.   U.S. GOV'T
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN   8.71%       8.44%        5.19%         8.93%         9.23%
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE        6.06%       5.95%        4.41%          N/A           N/A
--------------------------------------------------------------------------------
*PERFORMANCE SHOWN PRIOR TO THE INCEPTION DATE OF THE RETAIL CLASS IS SYNTHETIC
 (NOT ACTUAL) AND REPRESENTS THAT OF THE INSTITUTIONAL CLASS ADJUSTED FOR THE SALES CHARGE.

 PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERFORMANCE PRESENTED FROM INCEPTION TO MARCH 22, 1998 REFLECTS THE PERFORMANCE OF THE MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND. INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING APRIL 1, 1996. RETAIL CLASS SHARES WERE OFFERED BEGINNING APRIL 1, 1998. PERFORMANCE FOR THE RETAIL CLASS REFLECTS THE DEDUCTION OF A 3.00% SALES CHARGE AFTER WAIVERS. THE PERFORMANCE OF THE LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX DOES NOT INCLUDE OPERATING EXPENSES WHICH ARE INCURRED BY THE PORTFOLIO. THE PERFORMANCE REFLECTED IN THE GRAPHS BEGINS AT MARCH 31, 1996 FOR THE INSTITUTIONAL CLASS AND THE RETAIL CLASS. THE PERFORMANCE REFLECTED IN THE TABLE BEGINS AT APRIL 1, 1996 FOR THE INSTITUTIONAL CLASS AND THE RETAIL CLASS.

           FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

                        [PHOTO OF CENTRAL MARKET OMITTED]

THE PAST MEETS THE PRESENT AT THE CENTRAL MARKET, LOCATED IN YORK, PENNSYLVANIA. THE MARKET IS A TIME HONORED TRADITION FOR LOCAL RESIDENTS. BY OFFERING THE BEST IN LOCAL PRODUCE, MEATS AND OTHER PRODUCTS, THE CENTRAL MARKET DELIVERS THE CENTRALIZED CONVENIENCE OF THE PRESENT FOR THOSE WITH A TASTE FOR THE PAST.



INCOME PORTFOLIO REVIEW AND OUTLOOK

STEVEN M. GRADOW, PORTFOLIO MANAGER

The Income Portfolio continues to exhibit solid results, returning 10.8% versus 10.6% for the Lipper Corporate Debt A-Rated Funds Average for the year ended April 30, 1998. In spite of fears that the downturn in the Asian markets during the second half of 1997 would lead to slower growth domestically, the U.S. economy continues to exhibit strong growth. With housing starts reaching record levels in the first quarter of 1998 and consumer spending remaining very healthy, the U.S. economy is poised to grow at over a 3% rate for 1998. Inflation has reached record lows in what the Europeans refer to as a "wunderkind" economy. We expect interest rates to remain in a stable trading range for the next few quarters, as there is little indication of excesses to propel a major rate movement.

We will continue to seek to enhance returns on the Portfolio through selective overweighting in medium-grade and lower-quality corporate bonds. We've maintained an underweighting in mortgage-backed securities for the past two quarters which has enhanced performance. As lower rates have resulted in increased prepayments in the mortgage market, we have avoided the underperforming premium mortgage area. We continue to expect little movement in the shape of the yield curve, as for the past six months the flat shape of the yield curve has given us little incentive to extend the duration of the Portfolio. It looks like 1998 will be another year in which coupon will dominate return. We expect to capture strong performance by overweighting the higher-yielding corporate and asset-backed securities sectors, and opportunistically trading the mortgage sector. We find particular value in the home-equity area of the asset-backed market and hold a large overweighting in this sector. Corporate holdings in the Portfolio emphasize telecommunication, energy, and financial issuers. These industry groups continue to display strong performance and together with rapid consolidations should outperform through the coming months.

                     ARK FUNDS ANNUAL REPORT APRIL 30, 1998

INCOME PORTFOLIO PERFORMANCE
AS OF 4/30/98

[LINE GRAPH OMITTED]
Plot Points are as follows:

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

             ARK Income        Lehman Brothers      Lipper Corporate
             Portfolio         Aggregate Bond        Debt A-Rated
         Institutional Class       Index             Funds Average
 7/31/93     $100,000            $100,000              $100,000
 Apr 94        99,836              98,354                97,883
 Apr 95       106,355             105,563               103,883
 Apr 96       115,353             114,673               112,121
 Apr 97       122,862             122,792               119,442
 Apr 98       136,181             136,201               132,139

RETAIL CLASS: VALUE OF A $10,000 INVESTMENT

            ARK Income        ARK Income    Lehman Brothers   Lipper Corporate
            Portfolio         Portfolio       Aggregate        Debt A-Rated
           Retail Class      Retail Class     Bond Index       Funds Average
                              with load
 7/31/94      $10,000          $ 9,700         $10,000          $10,000
 Apr 95        10,623           10,304          10,733           10,613
 Apr 96        11,487           11,143          11,659           11,455
 Apr 97        12,214           11,847          12,485           12,203
 Apr 98        13,492           13,088          13,848           13,499

--------------------------------------------------------------------------------
            INSTITUTIONAL    RETAIL       RETAIL        LEHMAN       LIPPER
                CLASS         CLASS       CLASS        BROTHERS     CORPORATE
                                         WITH LOAD     AGGREGATE    DEBT A-RATED
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN   10.84%       10.47%        7.13%         10.92%       10.63%
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE        6.68%         7.62%        6.82%           N/A          N/A
--------------------------------------------------------------------------------
PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING JULY 16, 1993. RETAIL CLASS SHARES WERE OFFERED BEGINNING APRIL 12, 1994. PERFORMANCE FOR THE RETAIL CLASS REFLECTS THE DEDUCTION OF A 3.00% SALES CHARGE AFTER WAIVERS. THE PERFORMANCE OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX DOES NOT INCLUDE OPERATING EXPENSES WHICH ARE INCURRED BY THE PORTFOLIO. THE PERFORMANCE REFLECTED IN THE GRAPHS BEGINS AT JULY 31, 1993 FOR THE INSTITUTIONAL CLASS AND AT APRIL 30, 1994 FOR THE RETAIL CLASS. THE PERFORMANCE REFLECTED IN THE TABLE BEGINS AT THE INCEPTION DATES.

           MONEY MARKET PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

                    [PHOTO OF MONEY MARKET MANAGERS OMITTED]

Meeting the daily challenge of mixing safety, liquidity, and results, the money market and short-term Treasury team, led by James M. Hannan, manages over $2.4 billion in assets for ARK Fund investors. The highly contested market for liquid investments has been a cornerstone of the ARK family since inception. Institutions and individuals alike have been drawn to the competitive returns.

                     ARK FUNDS ANNUAL REPORT APRIL 30, 1998

THE ARK FUNDS MONEY MARKET PORTFOLIOS MANAGEMENT TEAM (FROM LEFT TO RIGHT):


JAMES M. HANNAN IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS PORTFOLIO MANAGER OF THE MONEY MARKET PORTFOLIOS AND THE SHORT-TERM TREASURY PORTFOLIO. HE HAS OVER 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.


WILMER C. STITH III IS A VICE PRESIDENT OF ALLIED INVESTMENT ADVISORS, INC. IN ADDITION TO CO-MANAGING THE SHORT-TERM BOND PORTFOLIO, HE ASSISTS IN THE TRADING OF THE MONEY MARKET PORTFOLIOS.


BRYAN J. DINGLE IS A CREDIT ANALYST IN THE FIXED INCOME GROUP. HE PERFORMS INDEPENDENT CREDIT ANALYSIS ON CORPORATE AND MUNICIPAL ISSUERS.

           MONEY MARKET PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

                     [PHOTO OF ANNAPOLIS, MARYLAND OMITTED]

MONEY MARKET PORTFOLIOS
REVIEW AND OUTLOOK

JAMES M. HANNAN, PORTFOLIO MANAGER

WORLD CLASS DINING AND SAILING ARE HALLMARKS OF ANNAPOLIS, THE CAPITAL CITY OF MARYLAND

The Money Market Portfolios continued to outperform their relevant IBC/Donoghues Money Market Average yields for the fiscal year as displayed in the respective performance charts. To achieve these results, we actively managed the Portfolios utilizing a conservative and highly disciplined relative value approach that emphasizes security selection. Through the consistent application of our investment process, the Money Market Portfolios have consistently outperformed the relevant IBC/Donoghues Money Market Average yields since their inception in June 1993.

The U.S. economy continued its exceptional performance during 1997 and early 1998, as the unemployment rate declined to its lowest level in 24 years, inflation fell to a 30-year low, and economic growth remained strong. Not even the Southeast Asian financial crisis could derail the remarkable performance of the U.S. economy. Throughout the Portfolios' 1998 fiscal year the Federal Reserve did not change monetary policy, but did maintain a bias toward tightening during most of 1997. In response to this interest rate environment, our strategy was to extend the average maturity of each Portfolio to take advantage of longer-dated, higher-yielding securities. We also utilized a barbell portfolio strategy, which provided us with the flexibility to meet our shareholders' liquidity needs and to take advantage of short-lived market inefficiencies.

Throughout the year, the Money Market Portfolios continued to meet their investment objectives of providing preservation of principal, daily liquidity, and current income. To provide for preservation of principal, our independent credit evaluation process focuses on quantitative and qualitative factors that highlight the issuer's ability to maintain its credit rating and leading industry position. Approved corporate issuers are monitored to ensure that high credit quality is maintained. To provide for daily liquidity, we determine the appropriate average maturity of the Portfolios by examining our shareholders' liquidity needs, expected monetary policy, the shape and slope of the yield curve, and implied forward interest rates. To provide a high level of current income, we identify market inefficiencies and short-lived trading opportunities. We take advantage of these opportunities through our active management style.

Looking forward, given the current uncertainty regarding monetary policy, our strategy is to remain cautious while selectively purchasing longer-dated, higher-yielding securities. We will continue to actively manage the Money Market Portfolios utilizing our conservative and disciplined relative value approach.

                     ARK FUNDS ANNUAL REPORT APRIL 30, 1998

MONEY MARKET PORTFOLIO PERFORMANCE
AS OF 4/30/98

[LINE GRAPH OMITTED]
Plot Points are as follows:
THIRTY DAY YIELD COMPARISON    5/31/97 6/30/97 7/31/97 8/31/97 9/30/97 10/31/97 11/30/97 12/31/97 1/31/98 2/28/98 3/31/98 4/30/98
ARK Funds Money Market
   Portfolio, Institutional       5.44    5.44    5.44    5.43    5.43    5.42     5.46     5.54     5.39    5.33    5.32   5.31

IBC/Financial Data First Tier
   Institutions Only              5.28    5.31    5.32    5.32    5.31    5.30     5.34     5.38     5.36    5.31    5.29   5.28

ARK Funds Money Market
   Portfolio, Retail              5.13    5.13    5.13    5.12    5.12    5.11     5.15     5.23     5.14    5.08    5.07   5.06

IBC/Financial Data First
   Tier                           4.92    4.95    4.94    4.94    4.93    4.92     4.97     5.04     5.01    4.95    4.93   4.92

ARK Funds Money Market
  Portfolio, Institutional II     5.34    5.34    5.34    5.33    5.33    5.32     5.36     5.44     5.35    5.29    5.28   5.27

TAX-FREE MONEY MARKET PORTFOLIO PERFORMANCE AS OF 4/30/98

[LINE GRAPH OMITTED]
Plot Points are as follows:
THIRTY DAY YIELD COMPARISON
ARK Tax-Free Money Market
   Portfolio,  Institutional      3.72    3.65    3.35    3.28    3.48    3.44     3.53     3.51     3.23    3.05    3.06   3.48

IBC/Financial Data Tax-Free
   Institutions Only              3.57    3.50    3.33    3.19    3.38    3.36     3.46     3.43     3.18    3.00    3.03   3.44

ARK Tax-Free Money Market
   Portfolio, Retail              3.41    3.34    3.04    2.97    3.17    3.13     3.22     3.20     2.98    2.80    2.81   3.23

IBC/Financial Data Tax-Free
   Stockbroker &
   General Purpose                3.27    3.22    3.04    2.92    3.10    3.09     3.19     3.17     2.94    2.77    2.78   3.16

ARK Tax-Free Money Market
   Portfolio, Institutional II    3.62    3.55    3.25    3.18    3.38    3.34     3.43     3.41     3.19    3.01    3.02   3.44

U.S. GOVERNMENT MONEY MARKET PORTFOLIO PERFORMANCE AS OF 4/30/98

[LINE GRAPH OMITTED]
Plot Points are as follows:
THIRTY DAY YIELD COMPARISON
ARK U.S. Government Money Market
   Portfolio, Institutional       5.25    5.30    5.31    5.34    5.31    5.30     5.34     5.39     5.30    5.25    5.18   5.15

IBC/Financial Data Government
   Only Institutions Only         5.09    5.11    5.11    5.16    5.13    5.11     5.16     5.19     5.16    5.15    5.15   5.14

ARK U.S. Government Money Market
  Portfolio, Retail (inception date August '97)           5.03    5.00    4.99     5.03     5.08     5.02    4.97    4.94   4.91

IBC/Financial Data U.S.
   Government & Agencies          4.83    4.86    4.87    4.88    4.87    4.87     4.92     4.96     4.93    4.91    4.89   4.89

ARK U.S. Government Money Market
  Portfolio, Institutional II     5.15    5.20    5.21    5.24    5.21    5.20     5.24     5.29     5.23    5.18    5.15   5.12


U.S. TREASURY MONEY MARKET PORTFOLIO PERFORMANCE AS OF 4/30/98
THIRTY DAY YIELD COMPARISON
[LINE GRAPH OMITTED]
Plot Points are as follows:

ARK U.S.Treasury Money Market
   Portfolio, Institutional       5.07    5.01    4.99    5.00    5.02    4.93     4.98     4.99     4.90    4.88    4.88   4.90

IBC/Financial Data 100%
   U.S. Treasury                  4.71    4.71    4.72    4.76    4.74    4.68     4.57     4.75     4.75    4.72    4.76   4.73

ARK U.S. Treasury Money Market
   Portfolio, Institutional II    4.97    4.90    4.89    4.90    4.92    4.83     4.88     4.89     4.82    4.80    4.86   4.87

ARK U.S. Treasury Money Market
  Portfolio, Portfolio Retail     4.76    4.70    4.68    4.69    4.71    4.62     4.67     4.68     4.61    4.59    4.65   4.66

                                                                              35

                          INDEPENDENT AUDITORS' REPORT


THE TRUSTEES AND SHAREHOLDERS

ARK FUNDS:

We have audited the accompanying statements of net assets of Money Market Portfolio, Tax-Free Money Market Portfolio, U.S. Government Money Market Portfolio, U.S. Treasury Money Market Portfolio (collectively "Money Market Portfolios), Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio (formerly Special Equity Portfolio), International Equity Selection Portfolio and International Equity Portfolio, portfolios of ARK Funds, (the "Funds"), as of April 30, 1998 and the related statements of operations, statements of changes in net assets and financial highlights for each of the years or periods presented below:

     Money Market Portfolios, Short-Term Treasury Portfolio, Maryland Tax-Free Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio and International Equity Portfolio -- statements of operations for the year ended April 30, 1998, statements of changes in net assets for each of the years or periods in the two-year period ended April 30, 1998, and the financial highlights for each of the periods presented for these Funds, on pages 100, 101, 102 and 103.

     Equity Index Portfolio -- statements of operations, changes in net assets and financial highlights for the period from October 1, 1997 (commencement of operations) to April 30, 1998.

     Short-Term Bond Portfolio, Pennsylvania Tax-Free Portfolio, U.S. Government Bond Portfolio, Value Equity Portfolio and International Equity Selection Portfolio -- statements of operations, statements of changes in net assets and financial highlights for the period from March 1, 1998 to April 30, 1998. The statements of operations, statements of changes in net assets and financial highlights of these Funds for the periods ended prior to April 30, 1998 were audited by other auditors whose report dated April 16, 1998 expressed an unqualified opinion thereon.

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Money Market Portfolio, Tax-Free Money Market Portfolio, U.S. Government Money Market Portfolio, U.S. Treasury Money Market Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio, International Equity Selection Portfolio and International Equity Portfolio, portfolios of ARK Funds, as of April 30, 1998, the results of their operations, the changes in their net assets and the financial highlights for each of the years or periods specified in the first paragraph above (except for the Funds and periods audited and reported on by others as specified above) in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Boston, Massachusetts
May 29, 1998

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

ARK FUNDS: MONEY MARKET PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Asset-Backed Securities -- 5%
Repurchase Agreement -- 11%
Certificates of Deposit -- 15%
Taxable Municipal Bonds -- 22%
Corporate Obligations -- 47%
% of Total Portfolio Investments

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 46.6%
    BANKS -- 9.5%
    BANK ONE TEXAS (A)
       5.420%, 05/05/98          $10,000          $  9,999
    BANKERS TRUST (A) (B)
       5.650%, 05/01/98           10,000             9,998
    NORWEST, SERIES D, MTN (A)
       5.734%, 06/16/98           10,000            10,010
    WELLS FARGO
       8.625%, 04/01/99           17,000            17,428
--------------------------------------------------------------------------------
    TOTAL BANKS                                   $ 47,435
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 28.3%
    BEAR STEARNS, SERIES B, MTN (A)
       5.680%, 05/01/98           10,000            10,000
       5.711%, 05/27/98           10,000            10,009
    CAPITAL ONE FUNDING (A)
       5.570%, 05/07/98            4,300             4,300
       5.670%, 05/07/98            4,600             4,600
    CIT GROUP HOLDINGS, MTN
       6.500%, 07/13/98            5,000             5,005
    CIT GROUP HOLDINGS, MTN (A)
       5.600%, 05/01/98           10,000             9,999
    FORD CAPITAL BV, YB
       9.125%, 05/01/98            2,500             2,500
    GENERAL ELECTRIC ENGINE
     RECEIVABLES (A)
       5.646%, 05/03/98            1,850             1,850
    GENERAL ELECTRIC TAXABLE
     LOAN CERTIFICATE (A)
       5.727%, 05/04/98            4,968             4,968
    GOLDMAN SACHS GROUP (A) (B)
       5.656%, 07/15/98           10,000            10,000
    GOLDMAN SACHS GROUP (A) (B)
       6.088%, 07/26/98            5,000             5,015
    GOLDMAN SACHS GROUP,
     SERIES A (A) (B)
       5.688%, 05/26/98            8,000             8,000
       5.759%, 07/31/98            2,500             2,501

                             PRINCIPAL           MARKET
DESCRIPTION                  AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    LEHMAN BROTHERS HOLDINGS,
     SERIES E, MTN (A)
       5.698%, 06/13/98          $10,000          $  9,999
    MERRILL LYNCH, SERIES B,
     MTN (A)
       5.550%, 05/01/98           10,000            10,010
       5.680%, 05/01/98           10,000            10,000
    MORGAN STANLEY GROUP,
     SERIES C, MTN (A)
       5.665%, 05/10/98            9,000             9,002
    SALOMON SMITH BARNEY
     HOLDINGS, CP
       5.530%, 07/13/98           20,000            19,776
    TRAP ROCK INDUSTRY,
     DEMAND RB (A)
       5.750%, 05/06/98            3,000             3,000
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                      $140,534
--------------------------------------------------------------------------------
    PERSONAL CREDIT INSTITUTIONS -- 8.8%
    CHRYSLER FINANCE
       6.500%, 06/15/98            5,000             5,003
    CHRYSLER FINANCE,
     SERIES M, MTN
       7.260%, 07/01/98            4,500             4,509
    CHRYSLER FINANCE,
     SERIES Q, MTN (A)
       5.636%, 05/21/98           10,000            10,002
    FORD MOTOR CREDIT,
     MTN (A)
       5.700%, 05/01/98            5,000             4,999
    GENERAL MOTORS
     ACCEPTANCE, MTN
       6.200%, 05/11/98            5,000             5,000
       6.375%, 07/02/98            7,200             7,204
       6.000%, 07/13/98            5,000             5,003
    NORWEST FINANCIAL
       6.250%, 03/15/99            2,000             2,009
--------------------------------------------------------------------------------
    TOTAL PERSONAL CREDIT INSTITUTIONS            $ 43,729
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $231,698)                               $231,698
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS -- 22.1%
    CALIFORNIA -- 7.0%
    OAKLAND-ALAMEDA COUNTY, CIBC
       5.570%, 05/12/98           18,000            18,000
       5.570%, 05/15/98            8,500             8,500
    RIVERSIDE COUNTY COP, LOC (A)
       5.650%, 05/07/98            8,000             8,000
--------------------------------------------------------------------------------
    TOTAL CALIFORNIA                              $ 34,500
--------------------------------------------------------------------------------
    ILLINOIS -- 2.0%
    ILLINOIS STATE HEALTH FACILITIES
     RB, MBIA (A)
       5.650%, 05/06/98           10,000            10,000
--------------------------------------------------------------------------------
    TOTAL ILLINOIS                                $ 10,000
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

MONEY MARKET PORTFOLIO (CONCLUDED)

                             PRINCIPAL           MARKET
DESCRIPTION                  AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    MARYLAND -- 1.0%
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     RB, SERIES B, LOC
       5.750%, 05/07/98          $ 5,000          $  5,000
--------------------------------------------------------------------------------
    TOTAL MARYLAND                                $  5,000
--------------------------------------------------------------------------------
    MASSACHUSETTS -- 4.3%
    MASSACHUSETTS STATE INDUSTRIAL
     FINANCE AUTHORITY RB,
     SERIES C, LOC
       5.625%, 05/06/98           21,125            21,125
--------------------------------------------------------------------------------
    TOTAL MASSACHUSETTS                           $ 21,125
--------------------------------------------------------------------------------
    NEW JERSEY -- 1.0%
    NEW JERSEY STATE ECONOMIC
     DEVELOPMENT AUTHORITY
     RB, LOC (A)
       5.750%, 05/06/98            4,800             4,800
--------------------------------------------------------------------------------
    TOTAL NEW JERSEY                              $  4,800
--------------------------------------------------------------------------------
    NEW YORK -- 2.4%
    NEW YORK GO, FGIC
       5.663%, 05/21/98           12,000            12,000
--------------------------------------------------------------------------------
    TOTAL NEW YORK                                $ 12,000
--------------------------------------------------------------------------------
    NORTH CAROLINA -- 1.3%
    DURHAM COP, SERIES B (A)
       5.550%, 05/06/98            1,500             1,500
    WINSTON SALEM COP
       5.580%, 05/15/98            5,000             5,000
--------------------------------------------------------------------------------
    TOTAL NORTH CAROLINA                          $  6,500
--------------------------------------------------------------------------------
    PENNSYLVANIA -- 0.1%
    PENNSYLVANIA STATE ECONOMIC
     DEVELOPMENT FINANCING
     AUTHORITY RB, LOC (A)
       5.650%, 05/07/98              600               600
--------------------------------------------------------------------------------
    TOTAL PENNSYLVANIA                            $    600
--------------------------------------------------------------------------------
    VIRGINIA -- 3.0%
    VIRGINIA STATE HOUSING
     DEVELOPMENT RB,
     AMBAC (A)
       5.530%, 05/07/98           15,000            15,000
--------------------------------------------------------------------------------
    TOTAL VIRGINIA                                $ 15,000
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
    (Cost $109,525)                               $109,525
--------------------------------------------------------------------------------

                             PRINCIPAL           MARKET
DESCRIPTION                  AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 15.1%
    COMMERCIAL BANKS -- 6.4%
    BANK OF AMERICA
       5.940%, 10/22/98          $ 5,000          $  4,999
    BANKERS TRUST
       5.910%, 08/07/98            5,000             4,999
    HUNTINGTON NATIONAL
       5.625%, 01/12/99           11,900            11,890
    WACHOVIA
       5.810%, 10/08/98           10,000            10,003
--------------------------------------------------------------------------------
    TOTAL COMMERCIAL BANKS                        $ 31,891
--------------------------------------------------------------------------------
    FOREIGN BANKS -- 8.7%
    DEUTSCHE BANK
       5.940%, 10/21/98            5,000             4,999
       5.940%, 10/23/98            8,000             7,998
    ROYAL BANK OF CANADA
       6.150%, 05/08/98            5,000             5,000
    SOCIETE GENERALE
       6.180%, 05/06/98            5,000             5,000
       5.860%, 11/18/98           10,000            10,008
       5.680%, 02/26/99           10,000             9,996
--------------------------------------------------------------------------------
    TOTAL FOREIGN BANKS                           $ 43,001
--------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
    (Cost $74,892)                                $ 74,892
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 4.4%
    ABT 96, SERIES A-5 (A)
       5.666%, 05/16/98           14,000            14,000
    CAPITAL EQUIPMENT RECEIVABLES
     TRUST, SERIES 1997-1, CLASS A1
       5.790%, 12/15/98            4,328             4,328
    TMS AUTO GRANTOR TRUST,
     SERIES 1997-4, CLASS A1
       5.909%, 01/08/99            3,490             3,490
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $21,818)                                $ 21,818
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.2%
    FIRST BOSTON
     5.500%, dated 04/30/98, matures
     05/01/98, repurchase price
     $55,867,392 (collateralized by
     U.S. Treasury Bonds:
     total market value
     $58,959,555)                $55,859            55,859
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $55,859)                                $ 55,859
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.4%
    (Cost $493,792)                               $493,792
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 0.6%         $  2,988
================================================================================

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                                                 MARKET
DESCRIPTION                                      VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 226,422,589 outstanding
   shares of beneficial interest                 $ 226,407
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 188,044,979 outstanding
   shares of beneficial interest                   188,035
Portfolio Shares of Institutional II Class
   (unlimited authorization -- no par
   value) based on 82,295,274 outstanding shares
   of beneficial interest                           82,292
Undistributed net investment income                     63
Distributions in excess of net realized
   gain on investments                                 (17)
================================================================================
TOTAL NET ASSETS -- 100.0%                         $496,780
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS            $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                   $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL II CLASS         $1.00
================================================================================
(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF APRIL 30, 1998. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
COP--CERTIFICATE OF PARTICIPATION
CP--COMMERCIAL PAPER
GO--GENERAL OBLIGATION
LOC--SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR
     BANK OR OTHER FINANCIAL INSTITUTION.
MTN--MEDIUM-TERM NOTE
RB--REVENUE BOND
YB--YANKEE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDITSUPPORT FOR SECURITIES LISTED ABOVE, AS INDICATED.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
CIBC--CANADIAN IMPERIAL BANK CORPORATION
FGIC--FINANCIAL GUARANTY INSURANCE COMPANY
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARK FUNDS: TAX-FREE MONEY MARKET PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

General Obligations -- 6%
Tax-Exempt Commercial Paper -- 14%
Anticipation Notes -- 17%
Revenue Bonds -- 63%
% of Total Portfolio Investments

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 99.3%
    ARIZONA -- 4.5%
    MARICOPA COUNTY, POLLUTION
     CONTROL AUTHORITY RB,
     SERIES E, LOC (A)
       4.200%, 05/01/98           $1,500            $1,500
    SALT RIVER, AGRICULTURAL
     IMPROVEMENT TECP, LOC
       3.600%, 06/17/98            5,000             5,000
--------------------------------------------------------------------------------
    TOTAL ARIZONA                                   $6,500
--------------------------------------------------------------------------------
    CALIFORNIA -- 4.8%
    CALIFORNIA STATE RAN
       4.500%, 06/30/98            5,000             5,005
    CALIFORNIA STATE TAN, SCHOOL
     CASH RESERVE PROGRAM,
     AMBAC
       4.750%, 07/02/98            2,000             2,003
--------------------------------------------------------------------------------
    TOTAL CALIFORNIA                                $7,008
--------------------------------------------------------------------------------
    COLORADO -- 2.9%
    COLORADO STATE EDUCATIONAL
     FACILITIES AUTHORITY RB,
     PRO RODEO HALL OF FAME
     PROJECT, LOC (A)
       4.150%, 05/07/98            2,430             2,430
    COLORADO STATE STUDENT
     OBLIGATIONS BOND AUTHORITY
     RB, SLMA (A)
       4.000%, 05/06/98            1,775             1,775
--------------------------------------------------------------------------------
    TOTAL COLORADO                                  $4,205
--------------------------------------------------------------------------------
    DISTRICT OF COLUMBIA -- 4.9%
    DISTRICT OF COLUMBIA TRAN, LOC
       4.500%, 09/30/98            4,000             4,010
    DISTRICT OF COLUMBIA GO,
     SERIES 1992 A-1, LOC (A)
       4.350%, 05/01/98            2,600             2,600
    DISTRICT OF COLUMBIA GO,
     SERIES 1992 A-2, LOC (A)
       4.350%, 05/01/98              200               200

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    DISTRICT OF COLUMBIA GO,
     SERIES 1992 A-6, LOC (A)
       4.350%, 05/01/98           $  300           $   300
--------------------------------------------------------------------------------
    TOTAL DISTRICT OF COLUMBIA                     $ 7,110
--------------------------------------------------------------------------------
    FLORIDA -- 7.1%
    FLORIDA STATE HOUSING FINANCE
     AUTHORITY RB, FNMA (A)
       4.200%, 05/06/98            5,235             5,235
    SUNSHINE STATE GOVERNMENT
     FINANCING TECP, LOC
       3.550%, 05/11/98            5,000             5,000
--------------------------------------------------------------------------------
    TOTAL FLORIDA                                  $10,235
--------------------------------------------------------------------------------
    GEORGIA -- 1.5%
    DE KALB COUNTY, HOUSING
     AUTHORITY RB, WINTERS
     CREEK APARTMENTS PROJECT,
     FNMA (A)
       4.200%, 05/06/98            1,700             1,700
    DE KALB COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY
     RB, LOC (A)
       4.350%, 05/07/98              600               600
--------------------------------------------------------------------------------
    TOTAL GEORGIA                                  $ 2,300
--------------------------------------------------------------------------------
    ILLINOIS -- 0.7%
    ILLINOIS STATE POLLUTION
     CONTROL RB, AMOCO OIL
     COMPANY PROJECT (A)
       4.200%, 05/01/98            1,000             1,000
--------------------------------------------------------------------------------
    TOTAL ILLINOIS                                 $ 1,000
--------------------------------------------------------------------------------
    INDIANA -- 0.5%
    INDIANA STATE EDUCATIONAL
     FACILITIES AUTHORITY RB,
     UNIVERSITY OF NOTRE DAME
     DU LAC PROJECT, LOC (A)
       4.000%, 05/06/98              800               800
--------------------------------------------------------------------------------
    TOTAL INDIANA                                  $   800
--------------------------------------------------------------------------------
    IOWA -- 3.3%
    IOWA STATE HIGHER EDUCATION
     AUTHORITY RB, ST. AMBROSE
     UNIVERSITY PROJECT, LOC (A)
       4.100%, 05/07/98            1,000             1,000
    IOWA STATE WARRANT CERTIFICATE,
     CASH ANTICIPATION PROGRAM,
     SERIES A, FSA
       4.500%, 06/26/98            3,800             3,804
--------------------------------------------------------------------------------
    TOTAL IOWA                                     $ 4,804
--------------------------------------------------------------------------------
    KENTUCKY -- 3.3%
    JEFFERSON COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     BEL KNAP PROJECT, LOC (A)
       3.750%, 05/01/98            1,226             1,226

                             PRINCIPAL           MARKET
DESCRIPTION                  AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    PENDLETON COUNTY RB, LOC (A)
       3.950%, 07/01/98           $1,000          $  1,000
    TRIMBLE COUNTY TECP, LOC
       3.300%, 05/15/98            2,500             2,500
--------------------------------------------------------------------------------
    TOTAL KENTUCKY                                $  4,726
--------------------------------------------------------------------------------
    LOUISIANA -- 3.1%
    LOUISIANA STATE PUBLIC FACILITIES
     AUTHORITY RB, KENNER HOTEL
     PROJECT, LOC (A)
       4.250%, 05/01/98            4,400             4,400
--------------------------------------------------------------------------------
    TOTAL LOUISIANA                               $  4,400
--------------------------------------------------------------------------------
    MARYLAND -- 18.4%
    ANNE ARUNDEL COUNTY GO,
     PRE-REFUNDED @ 102 (B)
       6.700%, 06/01/98            1,125             1,150
    BALTIMORE COUNTY GO
       6.000%, 03/01/99              950               967
    BALTIMORE COUNTY, GARRISON
     FOREST SCHOOL PROJECT
     RB, LOC (A)
       4.400%, 05/07/98            3,000             3,000
    BALTIMORE COUNTY, POLLUTION
     CONTROL TECP, LOC
       3.650%, 08/12/98            2,000             2,000
    HOWARD COUNTY TECP,
     SERIES B, LOC
       3.550%, 06/11/98            5,000             5,000
    HOWARD COUNTY, PUBLIC
     IMPROVEMENTS GO, SERIES A
       4.000%, 02/15/99            2,400             2,407
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, HOSPITAL & UNIVERSITY
     IMPROVEMENTS, LOC (A)
       4.150%, 05/06/98            1,100             1,100
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, POOLED LOAN PROJECT,
     SERIES D, LOC (A)
       4.050%, 05/07/98            2,900             2,900
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, SERIES 1998-A, LOC (A)
       4.300%, 05/06/98            5,000             5,000
    NORTH EAST MARYLAND WASTE
     DISPOSAL AUTHORITY RB,
     AMBAC (A)
       3.900%, 05/06/98            3,260             3,260
--------------------------------------------------------------------------------
    TOTAL MARYLAND                                 $26,784
--------------------------------------------------------------------------------
40

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    MINNESOTA -- 7.6%
    MINNEAPOLIS GO, LOC (A)
       4.130%, 05/02/98           $1,600           $ 1,600
    MINNESOTA STATE SCHOOL
     DISTRICTS TAN, LOC
       3.850%, 09/03/98            1,000             1,000
       3.900%, 03/04/99            1,375             1,379
    UNIVERSITY OF MINNESOTA, DC
     TRUST RB, SERIES 1997A,
     LOC (A)
       4.250%, 05/06/98            7,000             7,000
--------------------------------------------------------------------------------
    TOTAL MINNESOTA                                $10,979
--------------------------------------------------------------------------------
    MISSISSIPPI -- 0.6%
    JACKSON COUNTY RB, CHEVRON
     USA PROJECT, SERIES 93 (A)
       4.200%, 05/01/98              850               850
--------------------------------------------------------------------------------
    TOTAL MISSISSIPPI                              $   850
--------------------------------------------------------------------------------
    MISSOURI -- 5.2%
    COLUMBIA RB, SERIES A, LOC (A)
       4.050%, 05/06/98            1,000             1,000
    MISSOURI STATE DEVELOPMENT
     FINANCE AUTHORITY RB, LOC (A)
       4.300%, 05/01/98            2,100             2,100
    MISSOURI STATE DEVELOPMENT
     FINANCE AUTHORITY RB,
     SCIENCE CITY UNION STATION,
     SERIES C, LOC (A)
       4.300%, 05/01/98            1,300             1,300
    MISSOURI STATE HEALTH &
     EDUCATION FACILITIES AUTHORITY
     RB, WASHINGTON UNIVERSITY
     PROJECT, SERIES A, LOC (A)
       4.300%, 05/01/98            3,200             3,200
--------------------------------------------------------------------------------
    TOTAL MISSOURI                                 $ 7,600
--------------------------------------------------------------------------------
    MONTANA -- 2.3%
    FORSYTH, PORTLAND GENERAL ELECTRIC
     RB, COLSTRIP PROJECT, LOC (A)
       4.100%, 05/06/98            1,000             1,000
    FORSYTH, PORTLAND GENERAL ELECTRIC
     RB, COLSTRIP PROJECT,
     SERIES 1983-A, LOC (A)
       4.050%, 05/06/98              500               500
       4.100%, 05/06/98            1,800             1,800
--------------------------------------------------------------------------------
    TOTAL MONTANA                                  $ 3,300
--------------------------------------------------------------------------------
    NEVADA -- 0.7%
    CLARK COUNTY, AIRPORT
     IMPROVEMENT AUTHORITY RB,
     SERIES A, MBIA (A)
       4.000%, 05/06/98            1,000             1,000
--------------------------------------------------------------------------------
    TOTAL NEVADA                                   $ 1,000
--------------------------------------------------------------------------------

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    NEW JERSEY -- 0.7%
    NEW JERSEY STATE WASTEWATER
     TREATMENT RB, TRUST SERIES B,
     PRE-REFUNDED @ 102 (B)
       7.250%, 05/15/98           $  985           $ 1,006
--------------------------------------------------------------------------------
    TOTAL NEW JERSEY                               $ 1,006
--------------------------------------------------------------------------------
    NEW YORK -- 2.5%
    NEW YORK CITY GO,
     SERIES B, FGIC (A)
       4.250%, 05/01/98              700               700
    NEW YORK CITY GO,
     SERIES B-4, MBIA (A)
       4.200%, 05/01/98              900               900
    NEW YORK CITY, MUNICIPAL
     WATER FINANCE AUTHORITY
     RB, SERIES C, FGIC (A)
       4.200%, 05/01/98            2,000             2,000
--------------------------------------------------------------------------------
    TOTAL NEW YORK                                  $3,600
--------------------------------------------------------------------------------
    NORTH CAROLINA -- 5.7%
    DURHAM, WATER & SEWER
     SYSTEM RB (A)
       4.150%, 05/06/98            2,000             2,000
    RALEIGH DURHAM, AIRPORT
     AUTHORITY RB, LOC (A)
       4.250%, 05/01/98            1,700             1,700
    UNIVERSITY OF NORTH CAROLINA
     RB, CHAPEL HILL PROJECT,
     SPA (A)
       4.050%, 05/06/98            1,500             1,500
    WINSTON SALEM COP, LOC (A)
       4.200%, 05/07/98            3,000             3,000
--------------------------------------------------------------------------------
    TOTAL NORTH CAROLINA                            $8,200
--------------------------------------------------------------------------------
    PENNSYLVANIA -- 4.6%
    ALLEGHENY COUNTY, GRANT
     ANTICIPATION NOTE,
     SERIES A, LOC
       3.850%, 06/30/98            2,000             2,000
    BUCKS COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY
     RB, LOC (A)
       4.100%, 05/06/98            2,200             2,200
    LEHIGH COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY
     RB, SERIES A, LOC (A)
       4.100%, 05/06/98            1,500             1,500
    PHILADELPHIA, HOSPITAL & HIGHER
     EDUCATION AUTHORITY RB,
     PENNSYLVANIA HOSPITAL
     PROJECT, SERIES C, FGIC
       3.950%, 07/01/98            1,000             1,000
--------------------------------------------------------------------------------
    TOTAL PENNSYLVANIA                              $6,700
--------------------------------------------------------------------------------
41

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

TAX-FREE MONEY MARKET PORTFOLIO (CONCLUDED)



                             PRINCIPAL           MARKET
DESCRIPTION                  AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    TEXAS -- 9.8%
    GEORGETOWN, HIGHER EDUCATION
     FINANCING AUTHORITY RB,
     SOUTHWESTERN UNIVERSITY PROJECT,
     SERIES 1984, LOC (A)
       4.150%, 05/06/98           $3,000          $  3,000
    SOUTHWEST TEXAS STATE HIGHER
     EDUCATION AUTHORITY RB,
     SOUTHERN METHODIST UNIVERSITY
     PROJECT, LOC (A)
       4.250%, 05/01/98              800               800
    TEXAS STATE HIGHER EDUCATION
     AUTHORITY RB, SERIES B,
     FGIC (A)
       4.050%, 05/06/98            2,415             2,415
    TEXAS STATE TRAN, SERIES A
       4.750%, 08/31/98            8,000             8,024
--------------------------------------------------------------------------------
    TOTAL TEXAS                                   $ 14,239
--------------------------------------------------------------------------------
    VERMONT -- 2.8%
    VERMONT STATE EDUCATIONAL &
     HEALTH BUILDINGS RB, CAPITAL
     ASSET FINANCING PROGRAM,
     SERIES 1, LOC (A)
       4.250%, 05/03/98            4,100             4,100
--------------------------------------------------------------------------------
    TOTAL VERMONT                                 $  4,100
--------------------------------------------------------------------------------
    WYOMING -- 1.8%
    LINCOLN COUNTY, POLLUTION
     CONTROL RB, EXXON PROJECT,
     SERIES D (A)
       4.200%, 05/01/98            1,000             1,000
    SWEETWATER COUNTY RB, LOC (A)
       4.300%, 05/01/98            1,600             1,600
--------------------------------------------------------------------------------
    TOTAL WYOMING                                 $  2,600
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
    (Cost $144,046)                               $144,046
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.3%
    (Cost $144,046)                               $144,046
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 0.7%         $  1,018
================================================================================

                                                  MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 90,445,825 outstanding
   shares of beneficial interest                  $ 90,438
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 25,143,722 outstanding
   shares of beneficial interest                    25,142
Portfolio Shares of Institutional II Class
   (unlimited authorization -- no par
   value) based on 29,473,472 outstanding
   shares of beneficial interest                    29,472
Undistributed net investment income                     12
================================================================================
TOTAL NET ASSETS -- 100.0%                        $145,064
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS           $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                  $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL II CLASS        $1.00
================================================================================
(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF APRIL 30, 1998. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(B) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
COP--CERTIFICATE OF PARTICIPATION
GO--GENERAL OBLIGATION
LOC--SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR
     COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION.
RAN--REVENUE ANTICIPATION NOTE
RB--REVENUE BOND
SPA--STANDBY PURCHASE AGREEMENT
TAN--TAX ANTICIPATION NOTE
TECP--TAX EXEMPT COMMERCIAL PAPER
TRAN--TAX & REVENUE ANTICIPATION NOTE
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE, AS INDICATED.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC--FINANCIAL GUARANTY INSURANCE COMPANY
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA--FINANCIAL SECURITY ASSURANCE
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
SLMA--STUDENT LOAN MARKETING ASSOCIATION
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

ARK FUNDS: U.S. GOVERNMENT MONEY MARKET
PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Repurchase Agreements -- 46%
U.S. Government Agency Obligations -- 54%
% of Total Portfolio Investments

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 54.7%
    FEDERAL FARM CREDIT BANK
       6.050%, 05/01/98          $10,000         $  10,000
    FEDERAL FARM CREDIT BANK (A)
       5.520%, 05/01/98           15,000            14,997
       5.510%, 05/10/98           40,000            39,986
    FEDERAL HOME LOAN BANK
       5.700%, 10/23/98           25,000            24,992
       5.835%, 12/17/98           25,000            24,991
       5.723%, 05/05/99           15,000            14,995
    FEDERAL HOME LOAN BANK (A)
       5.560%, 05/01/98           25,000            24,994
       5.558%, 05/05/98           25,000            24,995
       5.543%, 05/06/98           25,000            24,997
       5.508%, 05/07/98           25,000            24,990
    FEDERAL HOME LOAN BANK DISCOUNT NOTE (B)
       5.430%, 05/01/98           50,000            50,000
    FEDERAL HOME LOAN MORTGAGE CORPORATION
       5.950%, 06/19/98           10,000             9,999
       5.505%, 03/12/99           10,000             9,991
    FEDERAL HOME LOAN MORTGAGE CORPORATION
     DISCOUNT NOTES (B)
       5.435%, 05/18/98           80,000            79,795
       5.440%, 05/20/98           35,000            34,900
       5.430%, 05/28/98           25,000            24,898
       5.430%, 05/29/98          100,000            99,578
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (A)
       5.538%, 05/04/98           25,000            24,995
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
     DISCOUNT NOTE (A)
       5.415%, 06/12/98          100,000            99,368
       5.420%, 06/19/98           60,000            59,557
    FEDERAL NATIONAL MORTGAGE ASSOCIATION, MTN
       7.000%, 07/13/98           29,000            29,070
       5.370%, 02/26/99           20,000            19,964
    STUDENT LOAN MARKETING ASSOCIATION (A)
       5.573%, 05/05/98           25,000            24,996
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $797,048)                               $797,048
--------------------------------------------------------------------------------

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 46.5%
    DEAN WITTER REYNOLDS
     5.530%, dated 04/30/98, matures
     05/01/98, repurchase price
     $150,023,042 (collateralized by
     U.S. Treasury Instruments:
     total market value
     $153,000,768)              $150,000         $ 150,000
    GOLDMAN SACHS
     5.520%, dated 04/30/98, matures
     05/01/98, repurchase price
     $326,764,468 (collateralized by
     U.S. Treasury Notes:
     total market value
     $333,249,386)               326,714           326,714
    SALOMON SMITH BARNEY
     5.520%, dated 04/30/98, matures
     05/01/98, repurchase price
     $200,030,667 (collateralized by
     U.S. Treasury Note:
     total market value
     $205,019,133)               200,000           200,000
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
    (Cost $676,714)                             $  676,714
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.2%
    (Cost $1,473,762)                           $1,473,762
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- (1.2%)      $  (18,028)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 1,285,826,694 outstanding
   shares of beneficial interest                 1,285,731
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 78,265,587 outstanding
   shares of beneficial interest                    78,261
Portfolio Shares of Institutional II Class
   (unlimited authorization -- no par
   value) based on 91,630,135 outstanding
   shares of beneficial interest                    91,623
Undistributed net investment income                    150
Distributions in excess of net realized
   gain on investments                                 (31)
================================================================================
TOTAL NET ASSETS -- 100.0%                      $1,455,734
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS           $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                  $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL II CLASS        $1.00
================================================================================
(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF APRIL 30, 1998. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(B) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS
    THE RATE ON THE STATEMENT OF NET ASSETS.
MTN--MEDIUM-TERM NOTE
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

ARK FUNDS: U.S. TREASURY MONEY MARKET
PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

U.S. Treasury Bills -- 20%
U.S. Treasury Notes -- 80%
% of Total Portfolio Investments

                              PRINCIPAL          MARKET
DESCRIPTION                   AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 98.6%
    U.S. TREASURY BILLS (A)
       4.890%, 07/30/98         $ 27,093         $  26,762
       5.050%, 09/17/98           25,000            24,513
       5.123%, 04/01/99           29,073            27,687
    U.S. TREASURY NOTES
       6.000%, 05/31/98          250,000           250,116
       5.250%, 07/31/98           13,000            12,987
       5.875%, 08/15/98           25,000            25,036
       5.875%, 03/31/99           20,000            20,065
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $387,166)                               $387,166
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.6%
    (Cost $387,166)                               $387,166
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 1.4%          $  5,667
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 262,707,306 outstanding
   shares of beneficial interest                   262,685
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 35,304,567 outstanding
   shares of beneficial interest                    35,303
Portfolio Shares of Institutional II Class
   (unlimited authorization -- no par
   value) based on 94,858,810 outstanding
   shares of beneficial interest                    94,851
Undistributed net investment income                     44
Distributions in excess of net realized
   gain on investments                                 (50)
================================================================================
TOTAL NET ASSETS -- 100.0%                        $392,833
================================================================================


DESCRIPTION
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS           $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                  $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL II CLASS        $1.00
================================================================================
(A) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

ARK FUNDS: SHORT-TERM TREASURY PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

U.S. Treasury Notes -- 100%
% of Total Portfolio Investments

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 98.6%
    U.S. TREASURY NOTES
       6.250%, 07/31/98          $    67           $    67
       5.875%, 10/31/98              251               252
       5.625%, 11/30/98              333               334
       5.875%, 01/31/99            2,436             2,442
       5.875%, 02/28/99            2,000             2,006
       6.000%, 08/15/99            5,376             5,405
       5.875%, 08/31/99            1,640             1,647
       5.875%, 11/15/99            5,379             5,402
       7.750%, 12/31/99            3,800             3,930
       5.500%, 02/29/00            2,000             1,997
       6.375%, 05/15/00            4,000             4,060
       8.750%, 08/15/00            4,000             4,269
       5.750%, 11/15/00            1,000             1,003
       5.375%, 02/15/01            6,000             5,965
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $38,621)                                 $38,779
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.6%
    (Cost $38,621)                                 $38,779
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 1.4%           $   560
================================================================================

                                                  MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 2,480,630 outstanding
   shares of beneficial interest                  $ 24,816
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 1,434,246 outstanding
   shares of beneficial interest                    14,358
Undistributed net investment income                      1
Accumulated net realized gain on investments             6
Net unrealized appreciation on investments             158
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                        $ 39,339
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $10.05
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                 $10.05
================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998
ARK FUNDS: SHORT-TERM BOND PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

U.S. Government Agency Obligations -- 5%
U.S. Government Mortgage-Backed Obligations -- 5%
U.S. Treasury Obligations -- 9%
Asset-Backed Securities -- 13%
Non-Agency Mortgage-Backed Obligations -- 14%
Corporate Obligations -- 40%
Repurchase Agreement -- 14%
% of Total Portfolio Investments

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 9.4%
    U.S. TREASURY NOTES
       6.750%, 04/30/00           $7,000          $  7,151
       7.875%, 08/15/01            3,000             3,198
       5.750%, 08/15/03            2,000             2,008
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $12,387)                                $ 12,357
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.4%
    FEDERAL HOME LOAN
     MORTGAGE CORPORATION
       7.000%, 08/07/00            2,000             2,007
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, MTN
       7.020%, 09/17/01            3,000             3,048
       6.580%, 10/26/01            2,000             2,020
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $7,030)                                  $ 7,075
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
  OBLIGATIONS -- 4.6%
    FEDERAL HOME LOAN
     MORTGAGE CORPORATION
       5.500%, 10/01/98              901               885
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION, REMIC
       6.500%, 10/15/00            1,021             1,022
       7.000%, 06/15/20            2,655             2,673
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (A)
       5.252%, 09/01/27                8                 8
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       8.000%, 07/25/18            1,460             1,481
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
    (Cost $6,068)                                  $ 6,069
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 40.5%
    BANKS -- 3.1%
    BANKERS TRUST NEW YORK
       6.625%, 07/30/99            2,000             2,012

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    FIRST INTERSTATE
       8.625%, 04/01/99           $2,000          $  2,042
--------------------------------------------------------------------------------
    TOTAL BANKS                                   $  4,054
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 21.0%
    ASSOCIATES OF NORTH AMERICA
       7.500%, 05/15/99            1,000             1,014
    BENEFICIAL, MTN
       6.250%, 02/18/03            3,000             2,985
    CONSECO
       6.400%, 02/10/03            2,000             1,973
    FORD MOTOR CREDIT
       9.500%, 04/15/00            1,500             1,594
       7.000%, 09/25/01            3,000             3,083
    GENERAL MOTORS ACCEPTANCE
       6.525%, 03/22/99            2,000             2,014
    GOLDMAN SACHS (A) (B)
       5.838%, 12/22/00            3,000             3,001
    GOLDMAN SACHS, MTN (A) (B)
       5.766%, 02/23/00            2,000             2,000
    LEHMAN BROTHERS HOLDINGS
       6.625%, 11/15/00            2,000             2,023
       6.500%, 10/01/02            2,000             2,010
    NEW ENGLAND EDUCATION
     LOAN MARKETING
       6.125%, 07/17/98            2,000             2,000
    SMITH BARNEY HOLDINGS
       6.625%, 07/01/02            2,000             2,020
    SPIEKER PROPERTIES
       6.875%, 02/01/05            2,000             2,000
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $27,717
--------------------------------------------------------------------------------
    INDUSTRIAL -- 16.4%
    CABLE & WIRELESS COMMUNICATIONS
       6.375%, 03/06/03            3,500             3,496
    COCA-COLA, PAT (B)
       6.000%, 03/15/01            2,000             1,993
    COMDISCO
       6.500%, 04/30/99            3,000             3,011
    FRED MEYER
       7.375%, 03/01/05            1,000             1,004
    HERTZ
       7.000%, 04/15/01            3,000             3,056
    HUSKY OIL
       6.875%, 11/15/03            3,000             3,005
    TENET HEALTHCARE
       7.875%, 01/15/03            1,000             1,026
    TIME WARNER
       6.100%, 12/30/01            2,000             1,983
    VIACOM
       6.750%, 01/15/03            1,000               993
    WILLIAMS
       6.500%, 11/15/02            2,000             2,005
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                               $21,572
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $53,278)                                 $53,343
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 10.6%
    AFG RECEIVABLES TRUST,
     SERIES 1996-C, CLASS B
       6.950%, 07/15/01           $1,242           $ 1,258
    AFG RECEIVABLES TRUST,
     SERIES 1996-D, CLASS B
       6.650%, 10/15/01            1,842             1,852
    CAPITA EQUIPMENT TRUST,
     SERIES 1996-1, CLASS A3S
       6.110%, 07/15/99            2,000             2,006
    KEY AUTO FINANCE TRUST,
     SERIES 1997-1, CLASS B
       6.400%, 04/15/04              625               630
    THE MONEY STORE HOME
     EQUITY TRUST, SERIES 1996-C,
     CLASS A4
       7.400%, 06/15/21            3,000             3,121
    THE MONEY STORE HOME
     EQUITY TRUST, SERIES 1997-A,
     CLASS A3
       6.675%, 04/15/12            1,590             1,596
    THE MONEY STORE HOME
     EQUITY TRUST, SERIES 1997-D,
     CLASS AF3
       6.345%, 11/15/21            3,500             3,502
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $13,876)                                 $13,965
--------------------------------------------------------------------------------
    NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 15.9% ADVANTA MORTGAGE LOAN
     TRUST, SERIES 1997-1,
     CLASS A2
       7.100%, 04/25/20            3,000             3,040
    AMRESCO RESIDENTIAL SECURITIES
     MORTGAGE LOAN TRUST,
     SERIES 1997-3, CLASS A3
       6.600%, 01/25/18            1,250             1,253
    CONTIMORTGAGE HOME EQUITY
     LOAN TRUST, SERIES 1997-2,
     CLASS A4
       6.770%, 01/15/12            2,800             2,835
    GREEN TREE HOME
     IMPROVEMENT LOAN TRUST,
     SERIES 1995-B, CLASS A
       8.150%, 03/15/15            2,226             2,268
    GREEN TREE HOME
     IMPROVEMENT LOAN TRUST,
     SERIES 1995-F, CLASS B1
       6.750%, 01/15/21            2,000             2,001
    GREEN TREE HOME
     IMPROVEMENT LOAN TRUST,
     SERIES 1996-F, CLASS HIB1
       7.250%, 11/15/27            2,000             2,032
    PRUDENTIAL HOME MORTGAGE
     SECURITIES, SERIES 1992-45,
     CLASS A4
       6.500%, 01/25/00            1,697             1,702

                             PRINCIPAL           MARKET
DESCRIPTION                  AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    PRUDENTIAL HOME MORTGAGE
     SECURITIES, SERIES 1993-5,
     CLASS A3
       6.250%, 03/25/00           $   33           $    33
    PRUDENTIAL HOME MORTGAGE
     SECURITIES, SERIES 1994-5,
     CLASS A1
       7.000%, 02/25/24            2,233             2,242
    SECURITIZED ASSET SALES,
     SERIES 1995-7, CLASS A4
       7.000%, 01/25/26            3,506             3,517
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS
    (Cost $20,832)                                 $20,923
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.9%
    FIRST BOSTON
     5.500%, dated 04/30/98, matures
     05/01/98, repurchase price
     $18,324,675 (collateralized by
     U.S. Treasury Bonds:
     total market value
     $18,688,737)                 18,322            18,322
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $18,322)                                $ 18,322
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.3%
    (Cost $131,793)                               $132,054
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (0.3%)       $   (385)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 13,228,191 outstanding
   shares of beneficial interest                   131,683
Undistributed net investment income                     44
Accumulated net realized loss on investments          (319)
Net unrealized appreciation on investments             261
================================================================================
TOTAL NET ASSETS -- 100.0%                        $131,669
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS           $9.95
================================================================================
(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF APRIL 30, 1998.
(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
MTN--MEDIUM TERM NOTE
PAT--PUTABLE ASSET TRUST
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

ARK FUNDS: MARYLAND TAX-FREE PORTFOLIO

General Obligations -- 45%
Revenue Bonds -- 55%
% of Total Portfolio Investments

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 99.6%
    MARYLAND -- 91.3%
    ALLEGANY COUNTY, PUBLIC
     IMPROVEMENTS GO, AMBAC
       5.300%, 03/01/12           $1,190           $ 1,223
    ANNE ARUNDEL COUNTY GO
       5.000%, 09/01/10            1,500             1,532
    BALTIMORE COP, SERIES A, MBIA
       5.200%, 04/01/04              750               781
    BALTIMORE COUNTY COP
       6.900%, 12/01/99            1,000             1,012
    BALTIMORE COUNTY GO
       5.000%, 08/01/06            1,750             1,811
    BALTIMORE COUNTY, PENSION
     FUNDING GO,
     PRE-REFUNDED @ 102 (A)
       6.700%, 07/01/98            1,000             1,024
    BALTIMORE COUNTY, PUBLIC
     IMPROVEMENTS GO
       5.500%, 06/01/16            2,000             2,057
    BALTIMORE GO, SERIES B, MBIA
       7.000%, 10/15/03            1,000             1,125
    BALTIMORE, PORT FACILITIES
     RB, DUPONT PROJECT
       6.500%, 10/01/11            1,000             1,091
    BALTIMORE, WATER PROJECT
     RB, SERIES A, FGIC
       5.500%, 07/01/26            1,500             1,541
    CALVERT COUNTY, POLLUTION
     CONTROL RB, BALTIMORE GAS
     & ELECTRIC COMPANY PROJECT
       5.550%, 07/15/14            2,500             2,578
    CALVERT COUNTY, PUBLIC &
     SCHOOL IMPROVEMENTS GO
       5.750%, 01/01/11            1,900             2,007
    CARROLL COUNTY GO,
     PRE-REFUNDED @ 102 (A)
       7.250%, 10/01/00              500               544
    CHARLES COUNTY GO
       5.700%, 03/01/10              750               791

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    CUMBERLAND RB, SERIES A, FGIC
       5.125%, 05/01/13           $1,000           $ 1,007
    FREDERICK COUNTY GO
       5.700%, 07/01/09            1,000             1,052
    FREDERICK COUNTY GO, SERIES B
       6.300%, 07/01/07            1,000             1,083
       6.300%, 07/01/08            2,000             2,160
    FREDERICK COUNTY, RETIREMENT
     COMMUNITY RB,
     BUCKINGHAMS CHOICE
       5.900%, 01/01/17            1,000               991
    FREDERICK GO, FGIC
       6.125%, 12/01/06            1,000             1,081
       6.125%, 12/01/07              500               539
    GAITHERSBURG, HOSPITAL &
     NURSING HOME IMPROVEMENTS
     RB, SHADY GROVE, FSA
       6.000%, 09/01/22            1,000             1,051
    HOWARD COUNTY GO
       5.000%, 02/15/09            2,000             2,053
    HOWARD COUNTY, PUBLIC
     IMPROVEMENTS GO, SERIES A
       5.200%, 02/15/04            1,000             1,043
    LAUREL GO, FGIC
       5.000%, 10/01/07            1,000             1,033
    MARYLAND NATIONAL CAPITAL
     PARK & PLANNING COMMISSION
     RB, PRINCE GEORGES COUNTY
       5.375%, 01/15/14            1,950             1,991
    MARYLAND STATE & LOCAL
     FACILITIES AUTHORITY GO
       5.000%, 08/01/09            1,000             1,026
    MARYLAND STATE & LOCAL
     FACILITIES AUTHORITY GO,
     FIRST SERIES
       5.300%, 02/01/04            1,000             1,039
    MARYLAND STATE & LOCAL
     FACILITIES AUTHORITY GO,
     SECOND SERIES AA
       5.500%, 06/01/08            1,500             1,584
    MARYLAND STATE & LOCAL
     FACILITIES AUTHORITY RB
       5.000%, 08/01/10            1,200             1,221
    MARYLAND STATE COMMUNITY
     DEVELOPMENT ADMINISTRATION
     RB, HOUSING & COMMUNITY
     DEVELOPMENT
       5.050%, 04/01/08            1,000             1,025
       5.600%, 03/01/17            1,000             1,029
    MARYLAND STATE DEPARTMENT OF
     TRANSPORTATION RB,
     PUBLIC IMPROVEMENTS
       6.100%, 09/01/01            2,000             2,098

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    MARYLAND STATE ECONOMIC
     DEVELOPMENT CORPORATION RB,
     HEALTH CARE FACILITIES, GNMA
       4.650%, 12/20/08           $  905            $  896
    MARYLAND STATE GO
       6.100%, 10/15/06            1,500             1,599
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, BROADMEAD
       5.500%, 07/01/17            2,250             2,250
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, DOCTORS
     COMMUNITY HOSPITAL
       5.500%, 07/01/24            2,000             2,003
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB,
     HELIX HEALTH ISSUE
       5.125%, 07/01/12            1,600             1,602
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, HOWARD COUNTY
     GENERAL HOSPITAL PROJECT
       5.500%, 07/01/13            1,000             1,013
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, JOHNS HOPKINS
     HOSPITAL PROJECT
       7.375%, 07/01/09            1,000             1,035
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, JOHNS HOPKINS
     UNIVERSITY PROJECT,
     PRE-REFUNDED @ 102 (A)
       7.375%, 07/01/98            1,000             1,025
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, KENNEDY KRIEGER
       5.125%, 07/01/22            2,000             1,908
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, LOYOLA COLLEGE
     PROJECT, SERIES A, MBIA
       5.375%, 10/01/11              950               987
       5.375%, 10/01/26            1,500             1,524
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, MERCY MEDICAL
     CENTER PROJECT, AMBAC
       5.750%, 07/01/15            2,000             2,083
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, NORTH ARUNDEL
     PROJECT, MBIA
       6.000%, 07/01/12              500               534

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, PENINSULA
     REGIONAL MEDICAL
     CENTER PROJECT
       5.000%, 07/01/08           $1,000            $  990
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, PICKERSGILL
     PROJECT, SERIES A
       6.000%, 01/01/15            1,500             1,569
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, SINAI HOSPITAL
     PROJECT, AMBAC
       5.200%, 07/01/04            1,000             1,040
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, UNIVERSITY OF
     MARYLAND MEDICAL SYSTEMS
     PROJECT, FGIC
       5.300%, 07/01/05            1,000             1,045
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, UNIVERSITY OF
     MARYLAND MEDICAL SYSTEMS
     PROJECT, SERIES A,
     PRE-REFUNDED @ 102, FGIC (A)
       7.000%, 07/01/01            1,000             1,098
    MARYLAND STATE INDUSTRIAL
     DEVELOPMENT FINANCING
     AUTHORITY RB, HOLY CROSS
     HEALTH SYSTEMS PROJECT
       5.000%, 12/01/03            1,000             1,031
    MARYLAND STATE STADIUM
     AUTHORITY RB, AMBAC
       5.500%, 03/01/12            1,000             1,048
    MARYLAND STATE TRANSPORTATION
     AUTHORITY RB
       5.750%, 07/01/15            3,000             3,086
    MARYLAND STATE TRANSPORTATION
     AUTHORITY RB, BALTIMORE/
     WASHINGTON INTERNATIONAL
     AIRPORT PROJECT, FGIC
       6.000%, 07/01/07            1,000             1,095
    MARYLAND STATE WATER QUALITY
     FINANCING ADMINISTRATION RB,
     REVOLVING LOAN FUND, SERIES A
       5.500%, 09/01/12            1,250             1,298
       6.550%, 09/01/14              945             1,022

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

MARYLAND TAX-FREE PORTFOLIO (CONCLUDED)

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    MONTGOMERY COUNTY, PARKING
     AUTHORITY RB, SILVER SPRING
     PARKING LOT PROJECT,
     SERIES A, FGIC
       6.250%, 06/01/09           $  500            $  540
    MONTGOMERY COUNTY, PUBLIC
     IMPROVEMENTS GO, SERIES A
       5.500%, 10/01/06            1,000             1,056
       5.800%, 07/01/07            1,000             1,094
    MONTGOMERY COUNTY, PUBLIC
     IMPROVEMENTS GO, SERIES A,
     PRE-REFUNDED @ 102 (A)
       6.000%, 10/01/04            2,000             2,200
    MONTGOMERY COUNTY, SINGLE
     FAMILY MORTGAGE PROGRAM RB,
     SERIES A, FHA, VA
       6.350%, 07/01/14              150               163
    PRINCE GEORGES COUNTY, PUBLIC
     IMPROVEMENTS GO,
     SERIES A, MBIA
       6.000%, 03/01/07            1,450             1,544
    PRINCE GEORGES COUNTY,
     SOLID WASTE MANAGEMENT
     SYSTEM RB, FSA
       5.000%, 06/15/04            1,000             1,031
    PRINCE GEORGES COUNTY, WATER
     UTILITY IMPROVEMENTS GO,
     STORMWATER MANAGEMENT PROJECT
       5.500%, 03/15/13            2,575             2,652
    QUEENS ANNES COUNTY, PUBLIC
     FACILITIES GO, FGIC
       5.400%, 11/15/11            1,000             1,050
    QUEENS ANNES COUNTY, SCHOOL
     & RECREATIONAL FACILITIES
     IMPROVEMENTS GO, FGIC
       6.000%, 11/15/08            1,000             1,111
    ST. MARY'S COUNTY, ACADEMIC &
     AUXILIARY FACILITIES RB, MBIA
       5.250%, 09/01/27            2,000             1,998
    SUBURBAN WASHINGTON
     SANITATION DISTRICT GO,
     GENERAL CONSTRUCTION
       5.000%, 06/01/09            1,000             1,030
    SUBURBAN WASHINGTON
     SANITATION DISTRICT GO,
     SEWER IMPROVEMENTS
       5.300%, 06/01/08            1,000             1,039
       5.600%, 06/01/18            1,000             1,025
    TALBOT COUNTY GO
       4.600%, 05/01/09              985               981

                              PRINCIPAL          MARKET
DESCRIPTION                   AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    UNIVERSITY OF MARYLAND,
     EQUIPMENT LOAN PROGRAM
     RB, SECOND SERIES
       6.000%, 06/01/05           $  500          $    537
    UNIVERSITY OF MARYLAND, MEDICAL
     SYSTEMS PROJECT RB, SERIES A
       5.500%, 04/01/10            2,000             2,098
    UNIVERSITY OF MARYLAND, MEDICAL
     SYSTEMS PROJECT RB, SERIES B
       6.100%, 04/01/03              500               540
    WASHINGTON COUNTY, PUBLIC
     IMPROVEMENTS GO, MBIA
       5.800%, 01/01/15            1,250             1,320
--------------------------------------------------------------------------------
    TOTAL MARYLAND                                $ 99,013
--------------------------------------------------------------------------------
    PUERTO RICO -- 7.8%
    COMMONWEALTH OF PUERTO RICO,
     INFRASTRUCTURE FINANCING
     AUTHORITY RB, AMBAC
       5.000%, 07/01/28            2,500             2,400
    COMMONWEALTH OF PUERTO RICO,
     PUBLIC IMPROVEMENTS
     GO, MBIA
       6.250%, 07/01/12            1,000             1,138
    PUERTO RICO ELECTRIC POWER
     AUTHORITY RB, MBIA
       5.250%, 07/01/15            1,000             1,011
    PUERTO RICO PUBLIC BUILDING
     AUTHORITY RB, MBIA
       5.000%, 07/01/15            4,005             3,975
--------------------------------------------------------------------------------
    TOTAL PUERTO RICO                             $  8,524
--------------------------------------------------------------------------------
    TEXAS -- 0.5%
    AUSTIN, UTILITY SYSTEMS
     RB, SERIES A
       9.100%, 05/15/00              310               340
    AUSTIN, UTILITY SYSTEMS
     RB, SERIES A, ETM
       9.100%, 05/15/00              190               208
--------------------------------------------------------------------------------
    TOTAL TEXAS                                   $    548
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
    (Cost $103,900)                               $108,085
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 0.3%
    DREYFUS TAX-EXEMPT
     CASH MANAGEMENT                 261               261
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (Cost $261)                                       $261
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%
    (Cost $104,161)                               $108,346
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 0.1%         $    152
================================================================================

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998
                                                 MARKET
DESCRIPTION                                      VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 8,203,509 outstanding
   shares of beneficial interest                  $ 78,740
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 2,492,960 outstanding
   shares of beneficial interest                    25,149
Undistributed net investment income                      1
Accumulated net realized gain on investments           423
Net unrealized appreciation on investments           4,185
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                        $108,498
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS           $10.14
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                 $10.14
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- RETAIL CLASS
    ($10.14/95.50%) (B)                             $10.62
================================================================================
(A) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(B) EFFECTIVE 10/01/97, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME. THE MAXIMUM SALES LOAD IS 4.50%.
COP--CERTIFICATE OF PARTICIPATION
ETM--ESCROWED TO MATURITY
GO--GENERAL OBLIGATION
RB--REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
FHA--FEDERAL HOUSING ADMINISTRATION
FSA--FINANCIAL SECURITY ASSURANCE
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MBIA---MUNICIPAL BOND INVESTORS ASSURANCE
VA--VETERANS ADMINISTRATION
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARK FUNDS: PENNSYLVANIA TAX-FREE PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

General Obligations -- 33%
Revenue Bonds -- 67%
% of Total Portfolio Investments

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 98.3%
    PENNSYLVANIA -- 98.0%
    ABINGTON SCHOOL DISTRICT
     GO, FGIC
       5.300%, 05/15/21           $  500            $  497
    ALLEGHENY COUNTY, HOSPITAL
     DEVELOPMENT AUTHORITY,
     MAGEE-WOMEN'S HOSPITAL RB,
     SERIES 1993, FGIC
       5.200%, 10/01/05            1,000             1,031
    ALLEGHENY COUNTY, HOSPITAL
     IMPROVEMENTS RB,
     SERIES B, MBIA
       5.125%, 07/01/22            1,000               966
    ALLEGHENY COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY
     RB, MBIA
       6.800%, 03/01/15            3,500             3,824
    ALLEGHENY COUNTY, MAGEE-
     WOMEN'S HOSPITAL PROJECT
     RB, FGIC
       5.700%, 10/01/01            1,790             1,859
    ALLEGHENY COUNTY, PITTSBURGH
     INTERNATIONAL AIRPORT
     RB, MBIA
       5.000%, 01/01/19            5,000             4,806
    ALLEGHENY COUNTY GO,
     SERIES C-45, FGIC
       5.100%, 10/01/07            5,000             5,156
    ALLENTOWN GO, AMBAC
       5.650%, 07/15/10              250               272
    ALLENTOWN, SACRED HEART
     HOSPITAL RB, SERIES A
       6.500%, 11/15/08            2,665             2,898
    ALLENTOWN, SEWER SYSTEMS
     RB, AMBAC
       5.650%, 07/15/10              250               272
    BENSALEM TOWNSHIP, RECREATIONAL
     FACILITIES IMPROVEMENT RB, FGIC
       5.550%, 12/01/10            1,390             1,456

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

PENNSYLVANIA TAX-FREE PORTFOLIO (CONTINUED)

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    BETHLEHEM AREA SCHOOL
     IMPROVEMENTS RB, FGIC
       5.500%, 09/01/08           $3,000            $3,165
    BETHLEHEM AREA SCHOOL
     IMPROVEMENTS RB,
     PRE-REFUNDED @ 100,
     MBIA (A)
       5.700%, 03/01/06            1,000             1,071
       5.750%, 03/01/06            1,000             1,075
       5.850%, 03/01/06            1,635             1,768
    BUCKS COUNTY RB, COMMUNITY
     COLLEGE PROJECT
       5.500%, 06/15/17              500               510
    BURRELL, SCHOOL DISTRICT
     GO, FGIC
       5.250%, 11/15/10            4,000             4,120
    CAMBRIA COUNTY GO, FGIC
       5.000%, 08/15/23            2,500             2,378
    CHESTER COUNTY, COMMUNITY
     HOSPITAL HEALTH & EDUCATION
     AUTHORITY RB, MBIA
       5.625%, 07/01/10            1,675             1,757
    CHESTER COUNTY, HEALTH &
     EDUCATION AUTHORITY RB,
     CHESTER COUNTY HOSPITAL,
     MBIA
       5.500%, 07/01/07              965             1,014
       5.625%, 07/01/09            1,985             2,094
    CHESTER COUNTY, HEALTH &
     EDUCATION AUTHORITY RB,
     MAIN LINE HEALTH SYSTEMS,
     MBIA
       5.300%, 05/15/07            3,045             3,144
    COATESVILLE, WATER AUTHORITY
     RB, FGIC
       5.000%, 10/01/12            1,000               992
    CONRAD WEISER AREA SCHOOL
     DISTRICT GO,
     PRE-REFUNDED @ 100, MBIA (A)
       6.700%, 12/15/04              500               562
    CORNWALL & LEBANON COUNTIES,
     SUBURBAN JOINT SCHOOL
     AUTHORITY RB, FGIC
       5.750%, 03/01/08              500               525
    CUMBERLAND COUNTY, MESSIAH
     COLLEGE PROJECT RB, AMBAC
       5.125%, 10/01/15            2,800             2,779
    CUMBERLAND VALLEY, SCHOOL
     DISTRICT GO, FGIC
       5.350%, 09/01/07              500               517
                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    DAUPHIN COUNTY, GENERAL
     AUTHORITY RB, MANDATORY
     PUT @ 100, AMBAC (B)
       5.000%, 06/01/01           $5,000            $5,075
    DAUPHIN COUNTY, PINNACLE
     HEALTH SYSTEM PROJECT
     RB, MBIA
       5.100%, 05/15/08              830               847
       5.200%, 05/15/09              910               934
    DELAWARE COUNTY GO
       5.125%, 11/15/16              500               500
    DELAWARE COUNTY, CATHOLIC
     HEALTH SYSTEMS EAST RB,
     SERIES A, AMBAC
       4.875%, 11/15/14            3,910             3,754
    DELAWARE COUNTY, COMMUNITY
     HOSPITAL AUTHORITY RB,
     AMBAC
       6.000%, 12/15/20            4,000             4,130
    DELAWARE COUNTY, DUNWOODY
     VILLAGE PROJECT RB
       5.550%, 04/01/06              300               307
    DELAWARE VALLEY, REGIONAL
     FINANCE AUTHORITY RB,
     SERIES A
       5.900%, 04/15/16            2,000             2,092
    DOWNINGTOWN, SCHOOL
     DISTRICT GO
       5.500%, 02/01/10            1,000             1,059
    ERIE COUNTY, CORRECTIONAL
     FACILITIES IMPROVEMENTS
     PROJECT RB, ETM, MBIA
       6.300%, 11/01/99            1,500             1,552
    GEISINGER, HEALTH SYSTEMS
     RB, SERIES B
       6.500%, 07/01/07            3,000             3,079
    HAZLETON, SCHOOL DISTRICT
     AUTHORITY RB, SERIES C, FGIC
       5.250%, 03/01/10            3,550             3,719
    LANCASTER COUNTY, HIGHER
     EDUCATION AUTHORITY RB,
     FRANKLIN & MARSHALL
     COLLEGE, MBIA
       5.650%, 04/15/10            1,000             1,036
    LANCASTER COUNTY, HOSPITAL
     AUTHORITY RB, MASONIC
     HOMES PROJECT
       4.750%, 11/15/02            1,000             1,017
    LANCASTER COUNTY, LANCASTER
     GENERAL HOSPITAL PROJECT
     RB, AMBAC
       5.800%, 07/01/01              500               519
    LEHIGH COUNTY, MUHLENBERG
     HOSPITAL CENTER PROJECT
     RB, ETM, GOH
       5.750%, 07/15/10            3,000             3,281

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    LEHIGH COUNTY, PUBLIC
     IMPROVEMENTS PROJECT GO,
     SERIES A, CNTY GTD
       5.500%, 11/15/11           $2,000            $2,070
       5.550%, 11/15/12            2,100             2,168
    LUZERNE COUNTY GO, FGIC
       5.600%, 12/15/16              500               516
    MONTGOMERY COUNTY, HEALTH
     & HIGHER EDUCATION AUTHORITY
     RB, BEAVER COLLEGE PROJECT,
     CONLEE
       5.700%, 04/01/10              500               533
    MONTGOMERY COUNTY, HIGHER
     EDUCATION & HEALTH AUTHORITY
     RB, AMBAC
       5.250%, 10/01/04            2,070             2,142
       5.500%, 10/01/08            1,275             1,342
    NORRISTOWN, SCHOOL DISTRICT
     AUTHORITY GO, FGIC
       5.500%, 09/01/14              500               515
    NORTH HILLS, SCHOOL DISTRICT
     AUTHORITY GO, FGIC
       5.625%, 11/15/14              500               519
    NORTH HUNTINGDON TOWNSHIP
     GO, ETM
       5.750%, 04/01/08              285               301
    NORTHAMPTON COUNTY, HIGHER
     EDUCATION AUTHORITY RB,
     LEHIGH UNIVERSITY, MBIA
       5.750%, 08/15/03            2,710             2,873
       6.900%, 10/15/06              500               547
    PARKLAND, SCHOOL DISTRICT
     IMPROVEMENTS GO, MBIA
       5.500%, 09/01/09              500               527
    PENNRIDGE, SCHOOL DISTRICT
     AUTHORITY GO
       6.400%, 03/15/01            1,000             1,054
    PENNSYLVANIA INTERGOVERNMENTAL
     COOPERATIVE AUTHORITY
     RB, FGIC
       5.500%, 06/15/11            3,300             3,457
    PENNSYLVANIA INTERGOVERNMENTAL
     COOPERATIVE AUTHORITY RB,
     PHILADELPHIA FUNDING
     PROGRAM, FGIC
       5.400%, 06/15/09            2,145             2,247
    PENNSYLVANIA STATE ECONOMIC
     DEVELOPMENT AUTHORITY
     RB, AMBAC
       6.000%, 07/01/06            3,000             3,274
       6.000%, 07/01/07            5,000             5,481

                             PRINCIPAL           MARKET
DESCRIPTION                  AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    PENNSYLVANIA STATE GO, FGIC
       5.375%, 11/15/07           $5,000            $5,287
    PENNSYLVANIA STATE GO,
     FIRST SERIES, FGIC
       5.375%, 05/15/14              500               508
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES
     AUTHORITY RB
       4.500%, 07/15/17            3,500             3,176
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, DREXEL UNIVERSITY, MBIA
       5.750%, 05/01/03            3,535             3,738
       4.800%, 05/01/28            5,000             4,587
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, SERIES A, FGIC
       6.800%, 12/01/00            5,020             5,321
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES
     AUTHORITY RB, SERIES B
       5.350%, 01/01/08            3,750             3,923
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, SERIES E, ETM, MBIA
       6.450%, 06/15/01              500               531
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, UNIVERSITY OF PENNSYLVANIA
     HEALTH SERVICES PROJECT, SERIES A
       5.500%, 01/01/09            3,000             3,158
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES
     AUTHORITY RB, UNIVERSITY OF
     PENNSYLVANIA PROJECT
       5.600%, 01/01/10              500               526
    PENNSYLVANIA STATE HOUSING
     FINANCE AGENCY RB, FNMA
       6.400%, 07/01/12              500               532
    PENNSYLVANIA STATE HOUSING
     FINANCE AGENCY RB, SERIES A
       6.000%, 10/01/13            1,500             1,592
    PENNSYLVANIA STATE INFRASTRUCTURE
     INVESTMENT AUTHORITY RB, WATER
     UTILITY IMPROVEMENTS, MBIA
       6.000%, 09/01/06            1,000             1,093
       5.250%, 09/01/07            2,720             2,832
    PENNSYLVANIA STATE PUBLIC
     IMPROVEMENTS GO, FIRST
     SERIES, FGIC
       5.375%, 05/15/04            4,000             4,200
    PENNSYLVANIA STATE PUBLIC
     IMPROVEMENTS GO,
     SECOND SERIES
       6.000%, 07/01/09            4,375             4,878

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

PENNSYLVANIA TAX-FREE PORTFOLIO (CONCLUDED)

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    PENNSYLVANIA STATE UNIVERSITY
     RB, GOI
       5.950%, 03/01/03          $   500           $   533
       5.300%, 08/15/03            5,000             5,213
    PHILADELPHIA, AIRPORT & MARINA
     IMPROVEMENTS RB, FGIC
       6.000%, 06/15/04            2,000             2,158
    PHILADELPHIA, HIGHER EDUCATION
     FACILITIES AUTHORITY RB, MOSS
     REHABILITATION HOSPITAL
     PROJECT, AMBAC
       6.900%, 07/01/00              230               242
    PHILADELPHIA, HOSPITAL &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, CHILDREN'S
     HOSPITAL OF PHILADELPHIA,
     SERIES A
       5.250%, 02/15/07            3,250             3,356
    PHILADELPHIA, HOSPITAL &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, EINSTEIN
     MEDICAL CENTER
       7.625%, 04/01/11            1,350             1,413
    PHILADELPHIA, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB
       5.250%, 07/01/17            1,000               994
    PHILADELPHIA, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     FRANKLIN INSTITUTE PROJECT
       5.200%, 06/15/18            1,000               965
       5.200%, 06/15/26            3,100             2,949
    PHILADELPHIA, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     GIRARD ESTATE COAL MINING
       5.500%, 11/15/16            2,000             2,045
    PHILADELPHIA, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     SERIES A, MBIA
       6.000%, 02/15/07            1,365             1,491
    PHILADELPHIA, JEFFERSON HEALTH
     SYSTEMS RB, MBIA
       5.500%, 05/15/05            1,000             1,058
    PHILADELPHIA, JUSTICE LEASE
     AUTHORITY RB, SERIES A, MBIA
       7.100%, 11/15/06            4,095             4,515
    PHILADELPHIA, SCHOOL DISTRICT
     GO, SERIES A, MBIA
       5.350%, 07/01/03            5,000             5,200
       5.300%, 07/01/04            3,500             3,636



                              PRINCIPAL          MARKET
DESCRIPTION                   AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    PHILADELPHIA, TEMPLE UNIVERSITY
     HOSPITAL RB, SERIES A
       6.625%, 11/15/23          $   500         $     536
    PHILADELPHIA, WATER &
     WASTE RB, MBIA
       6.250%, 08/01/07            3,000             3,345
       6.250%, 08/01/08            2,150             2,411
    PITTSBURGH, PUBLIC
     IMPROVEMENTS GO, AMBAC
       5.000%, 09/01/10            3,595             3,667
    PUNXSUTAWNEY AREA SCHOOL
     DISTRICT GO, MBIA,
     PRE-REFUNDED @ 100 (A)
       5.750%, 04/15/05              500               536
    RIDLEY PARK, TAYLOR HOSPITAL
     AUTHORITY RB, SERIES A
       6.000%, 12/01/05              755               795
    SCRANTON-LACKAWANNA, HEALTH
     & WELFARE AUTHORITY RB,
     MOSES TAYLOR HOSPITAL
       5.450%, 07/01/03            1,350             1,380
    SCRANTON-LACKAWANNA, MERCY
     HEALTH HOSPITAL FACILITIES
     RB, SERIES B, MBIA
       5.625%, 01/01/16            2,000             2,055
    UNIVERSITY OF PITTSBURGH
     RB, SERIES B, MBIA
       5.500%, 06/01/02            3,440             3,578
    WEST SHORE, HOLY SPIRIT
     HOSPITAL PROJECT RB, MBIA
       5.600%, 01/01/13              500               514
--------------------------------------------------------------------------------
    TOTAL PENNSYLVANIA                            $213,442
--------------------------------------------------------------------------------
    PUERTO RICO -- 0.3%
    COMMONWEALTH OF PUERTO RICO
     GO, MBIA
       6.500%, 07/01/08              500               573
--------------------------------------------------------------------------------
    TOTAL PUERTO RICO                             $    573
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
    (Cost $209,298)                               $214,015
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 0.3%
    BLACKROCK PENNSYLVANIA MUNICIPAL
     MONEY MARKET PORTFOLIO          694               694
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (Cost $694)                                   $    694
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.6%
    (Cost $209,992)                               $214,709
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 1.4%         $  3,050
================================================================================

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                                                 MARKET
DESCRIPTION                                      VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 21,218,732 outstanding
   shares of beneficial interest                 $ 209,140
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 254,256 outstanding
   shares of beneficial interest                     2,581
Distribution in excess of net investment income        (69)
Accumulated net realized gain on investments         1,390
Net unrealized appreciation on investments           4,717
================================================================================
TOTAL NET ASSETS -- 100.0%                       $ 217,759
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $10.14
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                 $10.13
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- RETAIL CLASS
    ($10.13 / 95.50%) (C)                           $10.61
================================================================================
(A) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS. (B) MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(C) EFFECTIVE 03/23/98, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME.
    THE MAXIMUM SALES LOAD IS 4.50%.
ETM--ESCROWED TO MATURITY
GO--GENERAL OBLIGATION
RB--REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE, AS INDICATED.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
CNTY GTD--COUNTY GUARANTEED
CONLEE--COLLEGE CONSTRUCTION LOAN INSURANCE ASSOCIATION
FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
GOH--GENERAL OBLIGATION OF HOSPITAL
GOI--GENERAL OBLIGATION OF INSTITUTION
MBIA--MUNICIPAL BOND INVESTORS ASSURANCE
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARK FUNDS: INCOME PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Non-Agency Mortgage-Backed Obligations -- 2%
Yankee Bonds -- 3%
Repurchase Agreement -- 6%
Asset-Backed Securities -- 9%
U.S. Government Mortgage-Backed Obligations -- 21%
Taxable Municipal Bond -- 1%
Preferred Convertible Stock -- 1%
Corporate Obligations -- 29%
U.S. Government Agency Obligations -- 1%
U.S. Treasury Obligations -- 27%
% of Total Portfolio Investments

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.5%
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       8.625%, 11/10/04           $  400            $  416
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, MTN
       7.840%, 06/09/06            1,500             1,529
       7.020%, 07/03/07            3,000             3,088
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $4,991)                                   $5,033
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 22.6%
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       8.500%, 11/01/01               58                60
       9.000%, 01/01/02               49                51
       8.000%, 01/01/08              114               119
      14.750%, 03/01/10               38                44
       8.500%, 09/01/26            1,814             1,894
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION (A)
       6.000%, 04/01/13           15,000            14,780
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION, GTD
       9.000%, 09/15/08               36                37
      12.450%, 09/15/09               20                20
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION, REMIC
      10.000%, 06/15/19              176               177
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       7.000%, 08/01/25              417               421
       7.000%, 09/01/25            3,081             3,115
       7.000%, 02/01/26            2,814             2,845
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (A)
       7.000%, 04/01/28           20,000            20,187
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       7.250%, 12/18/16            2,500             2,516
       9.750%, 09/25/18              546               589

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

INCOME PORTFOLIO (CONTINUED)

                              PRINCIPAL          MARKET
DESCRIPTION                   AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
       7.500%, 05/15/22           $  986           $ 1,013
       7.500%, 10/15/23            3,549             3,646
       7.500%, 12/15/23            1,502             1,543
       7.000%, 02/15/24            4,036             4,084
       7.000%, 05/15/24            7,926             8,020
       7.500%, 05/15/24            3,306             3,397
       7.500%, 10/15/24            3,078             3,163
       7.000%, 09/20/25            1,727             1,740
    GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       7.750%, 06/16/20            1,000             1,038
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
    (Cost $72,879)                                 $74,499
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 30.2%
    U.S. TREASURY BONDS
      10.750%, 08/15/05           15,625            20,210
       7.500%, 11/15/16            2,000             2,328
    U.S. TREASURY NOTES
       7.125%, 09/30/99            2,500             2,553
       7.750%, 11/30/99            3,000             3,098
       6.375%, 09/30/01           10,000            10,222
       7.500%, 11/15/01            5,000             5,294
       6.250%, 06/30/02           20,000            20,423
       7.875%, 11/15/04           13,000            14,502
       6.500%, 05/15/05           20,000            20,904
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $97,315)                                 $99,534
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 32.0%
    BANKS -- 5.6%
    BANKAMERICA, SERIES A (B)
       8.070%, 12/31/26            2,500             2,694
    BANK OF NEW YORK (B)
       7.780%, 12/01/26            1,500             1,547
    BANKERS TRUST (C)
       5.650%, 09/04/98            5,000             5,001
    COMPASS TRUST I
       8.230%, 01/15/27            2,000             2,133
    CRESTAR FINANCIAL
       8.160%, 12/15/26            3,500             3,776
    FIRST NATIONWIDE HOLDINGS
      10.625%, 10/01/03            1,000             1,119
    MELLON CAPITAL I
       7.720%, 12/01/26            2,000             2,080
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $18,350
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 5.4%
    COMCAST CABLEVISION
       8.375%, 05/01/07            2,725             3,032
       8.875%, 05/01/17            3,650             4,293
    CSC HOLDINGS
       7.875%, 02/15/18            2,500             2,475
    TIME WARNER
       7.250%, 10/15/17            4,000             4,060

                              PRINCIPAL          MARKET
DESCRIPTION                   AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    TIME WARNER, PAT
       4.900%, 07/29/99           $3,000           $ 2,955
    VIACOM
       6.750%, 01/15/03            1,000               993
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $17,808
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 10.1%
    AMVESCO CAPITAL (B)
       6.375%, 05/15/03            2,000             1,996
    CONSECO
       6.400%, 02/10/03            2,500             2,466
    DYNEX CAPITAL
       7.875%, 07/15/02            2,500             2,522
    HUTCHISON WHAMPOA (B)
       7.450%, 08/01/17            4,000             3,665
    LEHMAN BROTHERS HOLDINGS
       6.250%, 04/01/03            3,000             2,992
    MERRILL LYNCH, SERIES B (C)
       5.670%, 10/30/98            5,000             5,000
    MORGAN STANLEY GROUP (A) (C)
       5.838%, 12/19/01            7,380             7,380
    SAFECO CAPITAL I
       8.072%, 07/15/37            4,125             4,321
    SPIEKER PROPERTIES
       6.750%, 01/15/08            3,000             2,970
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $33,312
--------------------------------------------------------------------------------
    INDUSTRIAL -- 5.8%
    B.F. GOODRICH
       7.000%, 04/15/38            2,500             2,500
    CASE EQUIPMENT
       7.250%, 01/15/16            2,385             2,492
    ITT
       6.750%, 11/15/03            2,000             1,923
       7.375%, 11/15/15            1,000               919
    LOEWEN GROUP INTERNATIONAL
       8.250%, 10/15/03            2,000             2,065
    NABISCO (B)
       6.300%, 08/26/99            1,500             1,509
    ORYX ENERGY
       8.375%, 07/15/04            1,000             1,074
    STORAGE USA
       7.125%, 11/01/03            2,000             2,040
    TENET HEALTHCARE
       8.625%, 12/01/03            2,000             2,073
       8.000%, 01/15/05            2,500             2,563
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                               $19,158
--------------------------------------------------------------------------------
    RETAIL -- 2.7%
    FRED MEYER
       7.375%, 03/01/05            5,000             5,019
    GREAT ATLANTIC & PACIFIC TEA
       7.750%, 04/15/07            1,500             1,607
    KROGER
       7.650%, 04/15/07            2,000             2,145
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 8,771
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                             PRINCIPAL           MARKET
DESCRIPTION                  AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 2.4%
    360 COMMUNICATIONS
       7.600%, 04/01/09           $1,500          $  1,611
    NEW YORK TELEPHONE
       9.375%, 07/15/31            3,000             3,390
    WORLDCOM
       7.750%, 04/01/07            2,650             2,855
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS         $  7,856
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $103,168)                               $105,255
--------------------------------------------------------------------------------
YANKEE BONDS -- 3.1%
    GULF CANADA RESOURCES
       8.250%, 03/15/17            2,000             2,125
    HUSKY OIL
       7.550%, 11/15/16            3,600             3,645
    ROYAL CARIBBEAN CRUISES
       7.250%, 08/15/06            3,000             3,116
    SAGA PETROLEUM
       9.125%, 07/15/14            1,000             1,189
--------------------------------------------------------------------------------
TOTAL YANKEE BONDS
    (Cost $9,927)                                 $ 10,075
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 9.3%
    CONTINENTAL HOME EQUITY TRUST,
     SERIES 1998-1, CLASS A6
       6.580%, 02/01/03            3,000             3,000
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-1, CLASS A2
       6.620%, 10/25/11            2,600             2,634
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-2, CLASS A3
       6.940%, 11/20/11            4,000             4,041
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-3, CLASS A4
       6.840%, 10/20/13            3,000             3,030
    PREMIER AUTO TRUST,
     SERIES 1996-2, CLASS A4
       6.575%, 10/06/00            4,600             4,646
    STANDARD CREDIT CARD MASTER
     TRUST, SERIES 1995-10, CLASS A
       5.900%, 02/07/01            1,875             1,877
    THE MONEY STORE HOME
     EQUITY TRUST, SERIES 1996-C,
     CLASS A4
       7.400%, 06/15/21            3,000             3,121
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS A5
       6.555%, 12/15/38            4,350             4,324

                              PRINCIPAL AMOUNT   MARKET
DESCRIPTION                   (000)/SHARES       VALUE (000)
--------------------------------------------------------------------------------
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS AF3
       6.345%, 11/15/21       $    4,000          $  4,002
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $30,512)                                $ 30,675
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 2.7%
    COUNTRYWIDE FUNDING,
     SERIES 1994-4, CLASS A12
       6.950%, 04/25/24            5,452             5,481
    MDC ASSET INVESTORS TRUST,
     SERIES V, CLASS 2
       9.325%, 12/01/17                1                 1
    PRUDENTIAL HOME MORTGAGE
     SECURITIES, SERIES 1993-36,
     CLASS A1
       6.850%, 10/25/23            2,039             2,035
    RESIDENTIAL ASSET SECURITIZATION,
     SERIES 1996-A8, CLASS A1
       8.000%, 12/25/26            1,203             1,215
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS
    (Cost $8,165)                                  $ 8,732
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND -- 0.6%
    NEW YORK CITY, NEW YORK, SERIES I
       6.400%, 03/15/01            2,000             2,008
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BOND
    (Cost $2,015)                                  $ 2,008
--------------------------------------------------------------------------------
PREFERRED CONVERTIBLE STOCK -- 1.4%
    SIMON DEBARTOLO GROUP             90             4,669
--------------------------------------------------------------------------------
TOTAL PREFERRED CONVERTIBLE STOCK
    (Cost $4,573)                                  $ 4,669
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.5%
    FIRST BOSTON
     5.500%, dated 04/30/98, matures
     05/01/98, repurchase price
     $21,312,072 (collateralized by
     U.S. Treasury Bonds:
     total market value
     $21,794,467)                $21,309            21,309
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $21,309)                                $ 21,309
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 109.9%
    (Cost $354,854)                               $361,789
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (9.9%) (D)   $ (32,596)
================================================================================

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

INCOME PORTFOLIO (CONCLUDED)

                                                 MARKET
DESCRIPTION                                      VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 31,453,509 outstanding
   shares of beneficial interest                  $316,108
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 664,393 outstanding
   shares of beneficial interest                     6,795
Undistributed net investment income                     25
Accumulated net realized loss on investments          (670)
Net unrealized appreciation on investments           6,935
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                        $329,193
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $10.25
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                 $10.37
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- RETAIL CLASS
    ($10.37 / 95.50%) (E)                           $10.86
================================================================================
(A) WHEN ISSUED SECURITY (TOTAL COST $14,751,563, $20,156,250 AND
    $7,379,784, RESPECTIVELY).
(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
(C) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF APRIL 30, 1998.
(D) OTHER ASSETS AND LIABILITIES REPRESENTING GREATER THAN FIVE
    PERCENT OF TOTAL NET ASSETS INCLUDE THE FOLLOWING:
    CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN   $99,864,025
    PAYABLE UPON RETURN OF SECURITIES ON LOAN         $99,864,025
(E) EFFECTIVE 10/01/97, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME.
    THE MAXIMUM SALES LOAD IS 4.50%.
GTD--GUARANTEED MORTGAGE CERTIFICATE
MTN--MEDIUM TERM NOTE
PAT--PUTABLE ASSET TRUST
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


ARK FUNDS: INTERMEDIATE FIXED INCOME PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Repurchase Agreement -- 2%
U.S. Government Agency Obligations -- 5%
Yankee Bonds -- 6%
U.S. Government Mortgage-Backed Obligations -- 10%
Asset-Backed Securities -- 11%
Preferred Stock -- 1%
Taxable Municipal Bond -- 1%
U.S. Treasury Obligations -- 39%
Non-Agency Mortgage-Backed Obligations -- 1%
Corporate Obligations -- 24%
% of Total Portfolio Investments

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 38.7%
    U.S. TREASURY BOND
      10.750%, 08/15/05           $2,000          $  2,587
    U.S. TREASURY NOTES
       7.500%, 10/31/99            5,750             5,907
       7.750%, 11/30/99            5,000             5,163
       7.500%, 11/15/01            5,000             5,294
       6.250%, 02/28/02            6,000             6,120
       7.875%, 11/15/04            4,000             4,462
       6.500%, 05/15/05            1,000             1,045
       6.250%, 02/15/07            2,000             2,068
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $31,899)                                 $32,646
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.8%
    FEDERAL HOME LOAN BANK
       6.634%, 02/20/04            1,535             1,542
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       6.270%, 09/20/00            2,500             2,519
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $4,035)                                  $ 4,061
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 9.5%
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       6.500%, 05/01/08              835               838
       6.500%, 10/01/08            3,047             3,058
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       6.250%, 07/25/08            1,590             1,593
       7.250%, 12/18/16            1,000             1,007
       7.000%, 07/18/18            1,500             1,520
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
    (Cost $7,910)                                  $ 8,016
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 10.7%
    CAPITAL EQUIPMENT TRUST,
     SERIES 1996-1, CLASS A3
       6.110%, 07/15/99            1,500             1,504

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    CITYSCAPE HOME EQUITY LOAN
     TRUST, SERIES 1996-3, CLASS A1
       6.700%, 06/25/11           $    2           $     2
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-1, CLASS A2
       6.620%, 10/25/11              750               760
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-3, CLASS A4
       6.840%, 10/20/13            1,000             1,010
    PREMIER AUTO TRUST,
     SERIES 1996-2, CLASS A4
       6.575%, 10/06/00            1,575             1,591
    STANDARD CREDIT CARD MASTER
     TRUST, SERIES 1995-10,
     CLASS A
       5.900%, 02/07/01            1,000             1,001
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1996-C, CLASS A4
       7.400%, 06/15/21            1,513             1,574
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS A5
       6.555%, 12/15/38            1,620             1,610
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $8,995)                                   $9,052
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 1.0%
    COLLATERALIZED MORTGAGE SECURITIES,
     SERIES 1992-2, CLASS F
       7.000%, 10/20/00              136               135
    PRUDENTIAL HOME MORTGAGE
     SECURITIES, SERIES 1993-36,
     CLASS A1
       6.850%, 10/25/23              658               657
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS
    (Cost $792)                                     $  792
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 23.4%
    COMMUNICATIONS -- 6.1%
    CABLE & WIRELESS COMMUNICATIONS
       6.375%, 03/06/03            1,000               999
    COMCAST CABLEVISION
       8.375%, 05/01/07            1,000             1,112
    LUCENT TECHNOLOGIES
       7.250%, 07/15/06            1,220             1,296
    TIME WARNER
       8.110%, 08/15/06              600               654
    WORLDCOM
       7.750%, 04/01/07            1,000             1,077
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS                            $5,138
--------------------------------------------------------------------------------
    INDUSTRIAL -- 3.6%
    ITT
       6.750%, 11/15/03            1,000               961
    ORYX ENERGY
       8.375%, 07/15/04            1,000             1,074

                              PRINCIPAL AMOUNT   MARKET
DESCRIPTION                   (000)/SHARES       VALUE (000)
--------------------------------------------------------------------------------
    TENET HEALTHCARE
       8.000%, 01/15/05         $  1,000          $  1,025
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                               $ 3,060
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 10.9%
    BEAR STEARNS
       6.500%, 07/05/00              850               858
    CASE CREDIT
       6.125%, 02/15/03            1,000               993
    DEAN WITTER DISCOVER (A)
       5.543%, 03/02/99            1,500             1,503
    FIRST UNION
       8.770%, 11/15/04            1,350             1,404
    LEHMAN BROTHERS HOLDINGS
       7.250%, 10/15/03            1,250             1,294
    MERRILL LYNCH
       7.200%, 10/15/12            1,500             1,549
    PROGRESSIVE
       6.600%, 01/15/04              550               556
    STORAGE USA
       7.125%, 11/01/03            1,000             1,020
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $ 9,177
--------------------------------------------------------------------------------
    RETAIL -- 2.8%
    FEDERATED DEPARTMENT STORES
       8.500%, 06/15/03            1,000             1,085
    KROGER
       8.500%, 06/15/03            1,200             1,253
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 2,338
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $19,304)                                 $19,713
--------------------------------------------------------------------------------
YANKEE BONDS -- 6.4%
    HUTCHISON WHAMPOA (B)
       6.950%, 08/01/07            1,000               946
    HYDRO QUEBEC
       6.490%, 07/16/03            1,500             1,515
    MERITA BANK
       6.500%, 01/15/06            1,350             1,333
    ROYAL CARIBBEAN
       8.250%, 04/01/05            1,500             1,618
--------------------------------------------------------------------------------
TOTAL YANKEE BONDS
    (Cost $5,359)                                  $ 5,412
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND --  0.6%
    NEW YORK CITY, NEW YORK,
     SERIES I
       6.400%, 03/15/01              500               502
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BOND
    (Cost $504)                                     $  502
--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.2%
    SIMON DEBARTOLO GROUP             20             1,038
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

INTERMEDIATE FIXED INCOME PORTFOLIO (CONCLUDED)

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
    (Cost $1,012)                                  $ 1,038
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.5%
    FIRST BOSTON
     5.500%, dated 04/30/98, matures
     05/01/98, repurchase price
     $2,071,217 (collateralized by
     U.S. Treasury Bond:
     total market value
     $2,119,102)                  $2,071             2,071
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $2,071)                                  $ 2,071
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.8%
    (Cost $81,881)                                 $83,303
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 1.2% (C)      $ 1,025
================================================================================

NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 8,431,193 outstanding
   shares of beneficial interest                    82,839
Distribution in excess of net investment income         (2)
Accumulated net realized gain on investments            69
Net unrealized appreciation on investments           1,422
--------------------------------------------------------------------------------
TOTAL NET ASSETS-- 100.0%                          $84,328
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS           $10.00
================================================================================
(A) VARIABLE RATE SECURITY. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON APRIL 30, 1998.
(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
(C) OTHER ASSETS AND LIABILITIES REPRESENTING GREATER THAN FIVE
    PERCENT OF TOTAL NET ASSETS INCLUDE THE FOLLOWING:
    CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN   $14,000,000
    PAYABLE UPON RETURN OF SECURITIES ON LOAN         $14,000,000
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


ARK FUNDS: U.S. GOVERNMENT BOND PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Preferred Stocks -- 2%
Repurchase Agreement -- 4%
Asset-Backed Obligations -- 5%
U.S. Government Agency Obligations -- 14%
U.S. Government Mortgage-Backed Obligations -- 17%
Taxable Municipal Bond -- 1%
U.S. Treasury Obligations -- 31%
Corporate Obligations -- 26%
% of Total Portfolio Investments

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 33.2%
    U.S. TREASURY BOND
       9.125%, 05/15/09          $ 5,000           $ 5,826
    U.S. TREASURY NOTES
       9.000%, 05/15/98            3,000             3,005
       9.125%, 05/15/99           27,000            27,957
       8.000%, 08/15/99           24,000            24,721
       7.500%, 05/15/02           25,000            26,630
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $88,997)                                 $88,139
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 15.2%
    FEDERAL NATIONAL MORTGAGE ASSOCIATION, MTN
       6.030%, 07/02/99           10,000            10,032
       6.030%, 07/07/99           10,000            10,033
       6.470%, 09/25/12            7,500             7,785
       9.500%, 07/01/17            5,000             6,800
       7.125%, 04/30/26            5,000             5,575
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $39,657)                                 $40,225
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 17.9%
    FEDERAL HOME LOAN MORTGAGE
     ASSOCIATION
       6.250%, 01/15/20            3,000             2,935
       6.250%, 09/15/23            5,000             4,925
    FEDERAL HOME LOAN MORTGAGE
     ASSOCIATION (A)
       6.000%, 04/01/13            5,000             4,927
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       6.500%, 10/25/23            8,500             8,456
       7.000%, 09/02/27           11,337            11,716
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (A)
       6.500%, 04/01/28           15,000            14,822
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
    (Cost $47,452)                                 $47,781
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                             PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
ASSET-BACKED OBLIGATIONS -- 5.2%
    AMRESCO RESIDENTIAL SECURITIES,
     SERIES 1996-5, CLASS A2
       6.275%, 04/25/18           $2,612          $  2,632
    CONTINENTAL HOME EQUITY TRUST,
     SERIES 1998-1, CLASS A6
       6.580%, 02/01/03            3,000             3,000
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1996-C, CLASS A4
       7.400%, 06/15/21            4,000             4,162
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS AF3
       6.345%, 11/15/21            4,000             4,002
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED OBLIGATIONS
    (Cost $13,710)                                 $13,796
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 27.7%
    ENTERTAINMENT -- 2.3%
    ROYAL CARIBBEAN CRUISES
       8.250%, 04/01/05            3,000             3,236
    TIME WARNER
       6.950%, 01/15/28            3,000             2,914
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $ 6,150
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 12.0%
    AMVESCO CAPITAL
       6.375%, 05/15/03            2,500             2,495
    CONSECO
       6.400%, 02/10/03            3,000             2,959
    DEAN WITTER DISCOVER (B)
       5.828%, 05/14/99            8,000             8,003
    FORD MOTOR CREDIT
       8.375%, 01/15/00            3,000             3,112
    GREEN TREE FINANCIAL
      10.250%, 06/01/02            2,000             2,230
    MERRILL LYNCH (B)
       5.540%, 06/21/99           10,000            10,002
    SPIEKER PROPERTIES
       6.750%, 01/15/08            3,000             2,970
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $31,771
--------------------------------------------------------------------------------
    INDUSTRIAL -- 6.5%
    B.F. GOODRICH
       7.000%, 04/15/38            2,000             2,000
    COCA-COLA ENTERPRISES
       6.750%, 01/15/38            2,500             2,450
    HUSKY OIL
       7.550%, 11/15/16            4,500             4,556
    OCCIDENTAL PETROLEUM, MTN
       8.270%, 12/02/02            1,000             1,069
    SAGA PETROLEUM
       9.125%, 07/15/14            4,000             4,755

                              PRINCIPAL AMOUNT   MARKET
DESCRIPTION                    (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------------
    TENET HEALTHCARE
       7.875%, 01/15/03           $2,450          $  2,514
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                              $ 17,344
--------------------------------------------------------------------------------
    RETAIL -- 1.1%
    FRED MEYER
       7.375%, 03/01/05            3,000             3,011
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 3,011
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 5.0%
    360 COMMUNICATIONS
       7.600%, 04/01/09            3,000             3,221
    GTE FLORIDA
       6.860%, 02/01/28            2,500             2,519
    NEW YORK TELEPHONE
       9.375%, 07/15/31            3,850             4,351
    WORLDCOM
       7.550%, 04/01/04            3,000             3,146
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS         $ 13,237
--------------------------------------------------------------------------------
    UTILITIES -- 0.8%
    UNION ELECTRIC
       8.750%, 12/01/21            2,000             2,188
--------------------------------------------------------------------------------
    TOTAL UTILITIES                               $  2,188
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $74,535)                                $ 73,701
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND -- 0.9%
    NEW YORK CITY, NEW YORK, SERIES I
       6.400%, 03/15/01            2,500             2,509
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BOND
    (Cost $2,519)                                  $ 2,509
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.8%
    BANK OF NEW YORK CAP II           20               509
    SIMON DEBARTOLO GROUP             80             4,150
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
    (Cost $4,532)                                  $ 4,659
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.4%
    FIRST BOSTON
     5.500%, dated 04/30/98, matures
     05/01/98, repurchase price
     $11,702,793 (collateralized by
     U.S. Treasury Bond:
     total market value
     $11,942,915)                 11,701            11,701
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $11,701)                                $ 11,701
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 106.3%
    (Cost $283,103)                               $282,511
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (6.3%)       $(16,865)
================================================================================

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

U.S. GOVERNMENT BOND PORTFOLIO (CONCLUDED)

                                                MARKET
DESCRIPTION                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 26,978,512 outstanding
   shares of beneficial interest                  $267,979
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 3,021 outstanding
   shares of beneficial interest                        30
Undistributed net investment income                     14
Accumulated net realized loss on investments        (1,785)
Net unrealized depreciation on investments            (592)
================================================================================
TOTAL NET ASSETS -- 100.0%                        $265,646
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS           $9.85
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                  $9.85
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- RETAIL CLASS
    ($9.85 / 95.50%) (C)                            $10.31
================================================================================
(A) WHEN ISSUED SECURITY (TOTAL COST $4,917,188 AND $14,789,438, RESPECTIVELY).
(B) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF APRIL 30, 1998.
(C) EFFECTIVE 04/01/98, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME.
    THE MAXIMUM SALES LOAD IS 4.50%.
MTN--MEDIUM-TERM NOTE
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


ARK FUNDS: BALANCED PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Preferred Convertible Stocks -- 1%
Asset-Backed Securities -- 3%
Repurchase Agreement -- 6%
U.S. Treasury Obligations -- 7%
U.S. Government Mortgage-Backed Obligations -- 7%
Corporate Obligations -- 9%
Non-Agency Mortgage-Backed Securities -- 1%
Common Stocks -- 66%
% of Total Portfolio Investments
                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 66.0%
    AIRCRAFT -- 2.2%
    BOEING                        22,000            $1,101
    LOCKHEED MARTIN               12,000             1,336
--------------------------------------------------------------------------------
    TOTAL AIRCRAFT                                  $2,437
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 1.7%
    CHRYSLER                      20,000               804
    MAGNA INTERNATIONAL, CL A     15,000             1,118
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                                $1,922
--------------------------------------------------------------------------------
    BANKS -- 4.5%
    BANC ONE                      24,200             1,423
    BANKBOSTON                    10,000             1,079
    CHASE MANHATTAN               10,000             1,386
    NORWEST                       29,000             1,151
--------------------------------------------------------------------------------
    TOTAL BANKS                                     $5,039
--------------------------------------------------------------------------------
    CHEMICALS -- 3.3%
    E.I. DU PONT DE NEMOURS       20,000             1,456
    MONSANTO                      28,000             1,480
    ROYAL GROUP TECHNOLOGIES*     25,000               777
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                 $3,713
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 2.7%
    BAY NETWORKS*                 35,000               820
    CIENA*                        25,000             1,394
    TELLABS*                      12,000               850
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                  $3,064
--------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 1.1%
    MICROSOFT*                    13,500             1,217
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                         $1,217
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 5.8%
    BELL & HOWELL*                30,000               829
    COMVERSE TECHNOLOGY*          28,000             1,326
    ELECTRONICS FOR IMAGING*      65,000             1,332
    EMC/MASS*                     30,000             1,384
    GATEWAY 2000*                 27,000             1,585
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                      $6,456
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    DRUGS -- 5.4%
    ABBOTT LABORATORIES           12,500            $  914
    AMERICAN HOME PRODUCTS        14,000             1,304
    AMGEN*                        23,000             1,371
    BRISTOL-MYERS SQUIBB          10,000             1,059
    SCHERING PLOUGH               17,000             1,362
--------------------------------------------------------------------------------
    TOTAL DRUGS                                     $6,010
--------------------------------------------------------------------------------
    ELECTRICAL EQUIPMENT -- 1.2%
    GENERAL ELECTRIC              16,000             1,362
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL EQUIPMENT                      $1,362
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 4.9%
    CARNIVAL, CL A                15,000             1,043
    TELE-COMMUNICATIONS, CL A*    31,810             1,026
    TIME WARNER                   15,000             1,178
    VIACOM, CL B*                 15,000               870
    WALT DISNEY                   11,000             1,367
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                             $5,484
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 4.1%
    CIT GROUP, CL A*              30,000             1,063
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION                  30,000             1,389
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER                     18,000             1,420
    WADDELL & REED
     FINANCIAL, CL A              30,000               742
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                        $4,614
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 2.2%
    PEPSICO                       30,000             1,191
    PHILIP MORRIS                 34,000             1,269
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                  $2,460
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 2.5%
    COLGATE-PALMOLIVE             15,000             1,345
    GILLETTE                      10,000             1,154
    SUNBEAM                       10,000               251
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                        $2,750
--------------------------------------------------------------------------------
    INSURANCE -- 1.0%
    AMERICAN INTERNATIONAL GROUP   8,250             1,085
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                 $1,085
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES-- 3.0%
    BOSTON SCIENTIFIC*            12,000               868
    JOHNSON & JOHNSON             20,000             1,428
    SOFAMOR DANEK GROUP*          12,500             1,097
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES               $3,393
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES-- 2.4%
    CENDANT*                      50,000             1,250
    FIRST DATA                    30,000             1,016
    USWEB*                        20,000               456
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES           $2,722
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 1.1%
    SMITH INTERNATIONAL*          20,000             1,175
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                 $1,175
--------------------------------------------------------------------------------

                                 SHARES/PRINCIPAL MARKET
DESCRIPTION                      AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
    PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 1.0%
    XEROX                         10,000            $1,135
--------------------------------------------------------------------------------
    TOTAL PHOTOGRAPHIC EQUIPMENT & SUPPLIES         $1,135
--------------------------------------------------------------------------------
    PROFESSIONAL SERVICES -- 0.8%
    CARIBINER INTERNATIONAL*      45,000               900
--------------------------------------------------------------------------------
    TOTAL PROFESSIONAL SERVICES                     $  900
--------------------------------------------------------------------------------
    REAL ESTATE INVESTMENT TRUSTS -- 2.5%
    CABOT INDUSTRIAL TRUST        33,000               747
    PACIFIC GULF PROPERTIES*      25,000               550
    SPIEKER PROPERTIES            12,000               476
    STARWOOD LODGING              20,000             1,004
--------------------------------------------------------------------------------
    TOTAL REAL ESTATE INVESTMENT TRUSTS            $ 2,777
--------------------------------------------------------------------------------
    RETAIL -- 4.5%
    HOME DEPOT                    18,000             1,253
    LINENS 'N THINGS*             26,000             1,567
    RITE AID                      35,000             1,124
    WAL-MART STORES               22,000             1,112
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 5,056
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS -- 1.9%
    INTEL                         12,000               970
    SYNOPSYS*                     27,000             1,161
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS              $ 2,131
--------------------------------------------------------------------------------
    SPECIALTY MACHINERY -- 1.2%
    COOPER CAMERON*               20,000             1,329
--------------------------------------------------------------------------------
    TOTAL SPECIALTY MACHINERY                      $ 1,329
--------------------------------------------------------------------------------
    TECHNOLOGY -- 2.3%
    AMERICAN POWER CONVERSION*    30,000               966
    CISCO SYSTEMS*                22,000             1,612
--------------------------------------------------------------------------------
    TOTAL TECHNOLOGY                               $ 2,578
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 2.7%
    L.M. ERICSSON TELEPHONE,
     ADR                          25,000             1,286
    TELE-COMMUNICATIONS TCI
     VENTURES GROUP, CL A*        36,380               593
    WORLDCOM*                     28,000             1,198
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 3,077
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $53,414)                                 $73,886
--------------------------------------------------------------------------------
PREFERRED CONVERTIBLE STOCKS -- 1.0%
    THE MONEY STORE               21,000               643
    SIMON DEBARTOLO GROUP          8,000               415
--------------------------------------------------------------------------------
TOTAL PREFERRED CONVERTIBLE STOCKS
    (Cost $915)                                    $ 1,058
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 7.1%
    U.S. TREASURY BOND
       8.000%, 11/15/21       $  500,000               622
    U.S. TREASURY NOTES
       7.500%, 10/31/99        1,500,000             1,541
       7.750%, 02/15/01          850,000               896
       7.500%, 11/15/01          600,000               635
       6.500%, 05/15/05        1,000,000             1,045
       6.625%, 05/15/07        3,000,000             3,181
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $7,805)                                  $ 7,920
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

BALANCED PORTFOLIO (CONCLUDED)

                               PRINCIPAL          MARKET
DESCRIPTION                    AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 7.4%
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       8.500%, 11/01/01           $   30           $    31
       9.000%, 01/01/02               55                57
       9.500%, 07/01/02                7                 7
       6.500%, 04/01/08              902               907
       8.500%, 09/01/26              202               210
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
      10.500%, 12/01/00                5                 5
       7.000%, 02/01/07              341               347
       7.000%, 02/01/26              556               562
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       9.750%, 09/25/18              182               196
    GOVERNMENT NATIONAL
     MORTGAGE ASSOCIATION
       7.500%, 10/15/23            1,048             1,077
       7.500%, 12/15/23            1,000             1,027
       7.000%, 02/15/24            1,168             1,182
       7.000%, 05/15/24            2,378             2,406
    GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       7.750%, 06/16/20              300               311
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
    (Cost $7,996)                                   $8,325
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 2.9%
    BANKS -- 3.0%
    BANK OF NEW YORK
       7.780%, 12/01/26              500               516
    BANKERS TRUST
       5.640%, 09/11/98                2             1,999
    CRESTAR FINANCIAL
       8.160%, 12/15/26              800               863
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $ 3,378
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 2.0%
    CSC HOLDINGS
       7.875%, 02/15/18              250               248
    COMCAST CABLEVISION
       8.375%, 05/01/07              500               556
    ROYAL CARIBBEAN CRUISES
       7.250%, 08/15/06              500               519
    TIME WARNER
       8.110%, 08/15/06              275               300
    TIME WARNER, PAT
       4.900%, 07/29/99              700               690
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $ 2,313
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 0.9%
    DYNEX CAPITAL
       7.875%, 07/15/02              500               504
    HUTCHISON WHAMPOA
       7.450%, 08/01/17              500               458
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $   962
--------------------------------------------------------------------------------

                                PRINCIPAL         MARKET
DESCRIPTION                     AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    GENERAL UTILITIES -- 0.4%
    HYDRO-QUEBEC
       7.500%, 04/01/16             $375            $  404
--------------------------------------------------------------------------------
    TOTAL GENERAL UTILITIES                         $  404
--------------------------------------------------------------------------------
    INDUSTRIAL -- 1.8%
    CASE EQUIPMENT
       7.250%, 01/15/16              200               209
    HUSKY OIL
       7.550%, 11/15/16              960               972
    ORYX ENERGY
       8.125%, 10/15/05              250               267
    TENET HEALTHCARE
       8.000%, 01/15/05              500               513
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                               $ 1,961
--------------------------------------------------------------------------------
    INSURANCE -- 0.4%
    SAFECO CAPITAL I
       8.072%, 07/15/37              400               419
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                $   419
--------------------------------------------------------------------------------
    MISCELLANEOUS CONSUMER SERVICES -- 0.5%
    LOEWEN GROUP INTERNATIONAL
       8.250%, 10/15/03              500               516
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS CONSUMER SERVICES          $   516
--------------------------------------------------------------------------------
    RETAIL -- 0.2%
    GREAT ATLANTIC & PACIFIC TEA
       7.750%, 04/15/07              250               268
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $   268
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $9,963)                                  $10,221
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 2.6%
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-1, CLASS A2
       6.620%, 10/25/11              275               279
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-2, CLASS A3
       6.940%, 11/20/11              400               404
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-3, CLASS A4
       6.840%, 10/20/13              350               354
    PREMIER AUTO TRUST,
     SERIES 1996-2, CLASS A4
       6.575%, 10/06/00              675               682
    STANDARD CREDIT CARD MASTER
     TRUST, SERIES 1995-10, CLASS A
       5.900%, 02/07/01              450               451
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1996-C, CLASS A4
       7.400%, 06/15/21              350               364
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS AF3
       6.345%, 11/15/21              375               375
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $2,883)                                  $ 2,909
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                               PRINCIPAL          MARKET
DESCRIPTION                    AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 1.1%
    COUNTRYWIDE FUNDING,
     SERIES 1994-4, CLASS A12
       6.950%, 04/25/24           $  969          $    974
    MDC ASSET INVESTORS TRUST,
     SERIES XII, CLASS 3
       8.940%, 03/01/18               25                26
    PRUDENTIAL HOME MORTGAGE
     SECURITIES, SERIES 1993-36,
     CLASS A1
       6.850%, 10/25/23              279               279
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS
    (Cost $1,182)                                 $  1,279
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.4%
    FIRST BOSTON
     5.500%, dated 04/30/98, matures
     05/01/98, repurchase price
     $7,129,038 (collateralized by U.S.
     Treasury Bond: total market value
     $7,294,402)                   7,128             7,128
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $7,128)                                 $  7,128
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.7%
    (Cost $91,286)                                $112,726
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (0.7%)       $   (794)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 7,314,614 outstanding
   shares of beneficial interest                    71,944
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 1,142,088 outstanding
   shares of beneficial interest                    13,595
Undistributed net investment income                    222
Accumulated net realized gain on investments         4,731
Net unrealized appreciation on investments          21,440
================================================================================
TOTAL NET ASSETS -- 100.0%                        $111,932
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $13.24
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                 $13.20
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- RETAIL CLASS
    ($13.20 / 95.25%) (A)                           $13.86
================================================================================
* NON-INCOME PRODUCING SECURITY
(A) EFFECTIVE 10/01/97, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME.
    THE MAXIMUM SALES LOAD IS 4.75%.
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
PAT--PUTABLE ASSET TRUST
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


ARK FUNDS: EQUITY INCOME PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Transportation -- 4%
Real Estate Investment Trusts -- 5%
Miscellaneous Business -- 6%
Repurchase Agreement -- 6%
Technology -- 9%
Consumer Cyclicals -- 9%
Chemicals & Drugs -- 11%
Financial -- 21%
Energy -- 17%
Consumer Non-Durable -- 12%
% of Total Portfolio Investments
                                                  MARKET
DESCRIPTION                       SHARES          VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 86.9%
    AEROSPACE & DEFENSE -- 1.4%
    GENCORP                       50,000           $ 1,522
--------------------------------------------------------------------------------
    TOTAL AEROSPACE & DEFENSE                      $ 1,522
--------------------------------------------------------------------------------
    AIRCRAFT -- 3.5%
    GENERAL DYNAMICS              50,000             2,112
    LOCKHEED MARTIN               15,500             1,726
--------------------------------------------------------------------------------
    TOTAL AIRCRAFT                                 $ 3,838
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 3.6%
    FORD MOTOR                    50,000             2,291
    GENERAL MOTORS                25,000             1,684
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                               $ 3,975
--------------------------------------------------------------------------------
    BANKS -- 10.6%
    BANC ONE                      48,400             2,847
    FLEET FINANCIAL GROUP         27,000             2,332
    NORWEST                       50,000             1,984
    PNC                           40,000             2,417
    WASHINGTON MUTUAL             30,000             2,102
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $11,682
--------------------------------------------------------------------------------
    BEAUTY PRODUCTS -- 1.6%
    COLGATE PALMOLIVE             20,000             1,794
--------------------------------------------------------------------------------
    TOTAL BEAUTY PRODUCTS                          $ 1,794
--------------------------------------------------------------------------------
    CHEMICALS -- 3.4%
    DOW CHEMICAL                  17,900             1,731
    OLIN                          42,000             1,966
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                $ 3,697
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 1.8%
    GTE                           34,000             1,987
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                 $ 1,987
--------------------------------------------------------------------------------
    CONTAINERS & PACKAGING -- 1.4%
    BALL                          40,000             1,545
--------------------------------------------------------------------------------
    TOTAL CONTAINERS & PACKAGING                   $ 1,545
--------------------------------------------------------------------------------
    DRUGS -- 7.3%
    ABBOTT LABORATORIES           33,000             2,413
    AMERICAN HOME PRODUCTS        30,000             2,794
    BRISTOL-MYERS SQUIBB          27,200             2,880
--------------------------------------------------------------------------------
    TOTAL DRUGS                                    $ 8,087
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

EQUITY INCOME PORTFOLIO (CONCLUDED)
                                                  MARKET
DESCRIPTION                       SHARES          VALUE (000)
--------------------------------------------------------------------------------
    ELECTRICAL SERVICES -- 1.6%
    UNICOM                        50,000            $1,737
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES                       $1,737
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 1.7%
    WADDELL & REED FINANCIAL, CL A 75,000            1,856
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                        $1,856
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 6.9%
    BESTFOODS                     36,000             1,975
    H.J. HEINZ                    44,000             2,398
    PHILIP MORRIS                 53,000             1,978
    UST                           45,000             1,240
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                  $7,591
--------------------------------------------------------------------------------
    GAS/NATURAL GAS -- 4.5%
    BALTIMORE GAS & ELECTRIC      54,000             1,701
    CONSOLIDATED NATURAL GAS      25,000             1,437
    SONAT                         42,000             1,864
--------------------------------------------------------------------------------
    TOTAL GAS/NATURAL GAS                           $5,002
--------------------------------------------------------------------------------
    INSURANCE -- 4.7%
    HARTFORD FINANCIAL
     SERVICES GROUP               15,000             1,661
    LINCOLN NATIONAL              25,000             2,220
    SAFECO                        25,000             1,248
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                 $5,129
--------------------------------------------------------------------------------
    LEASING & RENTING -- 1.7%
    PITNEY BOWES                  40,000             1,920
--------------------------------------------------------------------------------
    TOTAL LEASING & RENTING                         $1,920
--------------------------------------------------------------------------------
    MARINE TRANSPORTATION -- 1.1%
    KNIGHTSBRIDGE
     TANKERS LIMITED              40,000             1,150
--------------------------------------------------------------------------------
    TOTAL MARINE TRANSPORTATION                     $1,150
--------------------------------------------------------------------------------
    METALS & MINING -- 1.5%
    PHELPS DODGE                  25,000             1,678
--------------------------------------------------------------------------------
    TOTAL METALS & MINING                           $1,678
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 3.4%
    ATLANTIC RICHFIELD            24,000             1,872
    NEW CENTURY ENERGIES          40,293             1,914
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                 $3,786
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 6.6%
    CHEVRON                       26,000             2,150
    MOBIL                         24,000             1,896
    ROYAL DUTCH PETROLEUM,
     NEW YORK SHARES              20,000             1,131
    TEXACO                        33,600             2,066
--------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                        $7,243
--------------------------------------------------------------------------------

                                                  MARKET
DESCRIPTION                       SHARES          VALUE (000)
--------------------------------------------------------------------------------
    PROFESSIONAL SERVICES -- 1.8%
    DUN & BRADSTREET              55,000           $ 1,953
--------------------------------------------------------------------------------
    TOTAL PROFESSIONAL SERVICES                    $ 1,953
--------------------------------------------------------------------------------
    RAILROADS -- 3.2%
    NORFOLK SOUTHERN              55,200             1,846
    UNION PACIFIC                 30,000             1,643
--------------------------------------------------------------------------------
    TOTAL RAILROADS                                $ 3,489
--------------------------------------------------------------------------------
    REAL ESTATE INVESTMENT TRUSTS-- 4.9%
    BERKSHIRE REALTY             110,000             1,341
    CABOT INDUSTRIAL TRUST        50,000             1,131
    FIRST INDUSTRIAL REALTY TRUST 25,000               813
    KILROY REALTY CORP            45,000             1,193
    PACIFIC GULF PROPERTIES       41,700               917
--------------------------------------------------------------------------------
    TOTAL REAL ESTATE INVESTMENT TRUSTS            $ 5,395
--------------------------------------------------------------------------------
    STEEL & STEEL WORKS -- 3.5%
    CARPENTER TECHNOLOGY          25,000             1,452
    USX-U.S. STEEL GROUP          60,000             2,348
--------------------------------------------------------------------------------
    TOTAL STEEL & STEEL WORKS                      $ 3,800
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS-- 5.2%
    BELLSOUTH                     27,000             1,733
    TELEFONICA DE ESPANA, ADR     17,000             2,124
    US WEST                       35,900             1,894
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 5,751
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $67,926)                                 $95,607
--------------------------------------------------------------------------------
PREFERRED CONVERTIBLE STOCKS -- 7.2%
    BANKS -- 1.2%
    WBK STRYPES TRUST             40,000             1,365
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $ 1,365
--------------------------------------------------------------------------------
    ELECTRIC UTILITY -- 1.1%
    HOUSTON INDUSTRIES            17,500             1,214
--------------------------------------------------------------------------------
    TOTAL ELECTRIC UTILITY                         $ 1,214
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 1.7%
    THE MONEY STORE               60,000             1,838
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $ 1,838
--------------------------------------------------------------------------------
    INSURANCE -- 1.6%
    AETNA                         22,500             1,766
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                $ 1,766
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 1.6%
    ENRON                         80,000             1,720
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                $ 1,720
--------------------------------------------------------------------------------
TOTAL PREFERRED CONVERTIBLE STOCKS
    (Cost $7,117)                                  $ 7,903
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                               PRINCIPAL          MARKET
DESCRIPTION                    AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.0%
    FIRST BOSTON
     5.500%, dated 04/30/98, matures
     05/01/98, repurchase price
     $6,627,042 (collateralized by
     U.S. Treasury Bond:
     total market value
     $6,830,939                   $6,626          $  6,626
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $6,626)                                 $  6,626
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
    (Cost $81,669)                                $110,136
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- (0.1%)        $    (65)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 8,514,656 outstanding
   shares of beneficial interest                    72,328
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 273,825 outstanding
   shares of beneficial interest                     3,347
Distribution in excess of net investment income         (1)
Accumulated net realized gain on investments         5,930
Net unrealized appreciation on investments          28,467
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                        $110,071
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $12.52
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                 $12.52
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- RETAIL CLASS
    ($12.52 / 95.25%) (A)                           $13.14
================================================================================
(A) EFFECTIVE 10/01/97, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME.
    THE MAXIMUM SALES LOAD IS 4.75%.
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARK FUNDS: VALUE EQUITY PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Miscellaneous Business -- 6%
Retail -- 7%
Consumer Products -- 7%
Chemicals & Drugs -- 8%
Repurchase Agreement -- 7%
Miscellaneous -- 10%
Technology -- 17%
Durable Goods -- 14%
Financial -- 13%
Oil-Energy -- 11%
                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 92.4%
    AEROSPACE & DEFENSE -- 3.0%
    ALLIEDSIGNAL                 124,000           $ 5,433
    LOCKHEED MARTIN               65,537             7,299
    RAYTHEON COMPANY, CL B       120,400             6,825
--------------------------------------------------------------------------------
    TOTAL AEROSPACE & DEFENSE                      $19,557
--------------------------------------------------------------------------------
    AIRCRAFT -- 0.1%
    BOEING                        10,000               501
--------------------------------------------------------------------------------
    TOTAL AIRCRAFT                                  $  501
--------------------------------------------------------------------------------
    APPAREL/TEXTILES -- 1.0%
    VF                           123,600             6,427
--------------------------------------------------------------------------------
    TOTAL APPAREL/TEXTILES                         $ 6,427
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 3.3%
    CHRYSLER                     149,500             6,008
    EATON                         55,700             5,145
    ECHLIN                        94,300             4,462
    TRW                          108,600             5,735
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                               $21,350
--------------------------------------------------------------------------------
    BANKS -- 6.0%
    BANC ONE                     152,020             8,941
    BANKERS TRUST NEW YORK        50,500             6,521
    CHASE MANHATTAN               47,600             6,596
    CITICORP                      35,700             5,373
    CRESTAR FINANCIAL             20,000             1,196
    NORWEST                      220,000             8,731
    PNC                           20,000             1,209
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $38,567
--------------------------------------------------------------------------------
    CHEMICALS -- 2.1%
    E.I. DU PONT DE NEMOURS       13,000               947
    LUBRIZOL                     106,000             3,909
    MONSANTO                      22,000             1,163
    PPG INDUSTRIES               107,800             7,620
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                $13,639
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 1.4%
    CIENA*                        20,000             1,115
    GTE                          117,500             6,866
    LUCENT TECHNOLOGIES           12,000               913
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                 $ 8,894
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

VALUE EQUITY PORTFOLIO (CONCLUDED)

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 5.3%
    CISCO SYSTEMS*                18,000          $  1,318
    COMPAQ COMPUTER              349,100             9,797
    DELL COMPUTER*                59,200             4,780
    EMC*                          15,000               692
    HEWLETT PACKARD              122,500             9,226
    IBM                           73,900             8,563
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                     $34,376
--------------------------------------------------------------------------------
    CONTAINERS & PACKAGING -- 0.9%
    NEWELL                       119,000             5,749
--------------------------------------------------------------------------------
    TOTAL CONTAINERS & PACKAGING                   $ 5,749
--------------------------------------------------------------------------------
    DRUGS -- 5.8%
    ABBOTT LABORATORIES           88,400             6,464
    AMERICAN HOME PRODUCTS        87,200             8,120
    AMGEN*                       178,300            10,631
    BRISTOL-MYERS SQUIBB           9,000               953
    ELI LILLY                     22,056             1,534
    MERCK                          8,000               964
    MYLAN LABORATORIES           321,500             8,721
--------------------------------------------------------------------------------
    TOTAL DRUGS                                    $37,387
--------------------------------------------------------------------------------
    ELECTRICAL SERVICES -- 0.9%
    DUKE ENERGY                  101,192             5,856
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES                      $ 5,856
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 0.4%
    WALT DISNEY                    9,500             1,181
    CARNIVAL, CL A                15,000             1,043
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $ 2,224
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 4.1%
    AMERICAN EXPRESS              10,000             1,020
    CIT GROUP, CL A*             125,000             4,430
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION                 134,800             8,071
    J.P. MORGAN                   52,000             6,825
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER                     14,000             1,104
    WADDELL & REED
     FINANCIAL, CL A             204,500             5,061
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $26,511
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 3.7%
    ANHEUSER BUSCH               200,000             9,162
    H.J. HEINZ                    62,600             3,412
    PHILIP MORRIS                 23,000               858
    SARA LEE                      67,600             4,026
    UNILEVER NV                   83,800             6,254
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                 $23,712
--------------------------------------------------------------------------------
    GAS/NATURAL GAS -- 1.8%
    EL PASO NATURAL GAS          105,212             3,886
    QUESTAR                      168,900             7,326
--------------------------------------------------------------------------------
    TOTAL GAS/NATURAL GAS                          $11,212
--------------------------------------------------------------------------------

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 3.0%
    COLGATE PALMOLIVE             93,800           $ 8,413
    PROCTER & GAMBLE              14,000             1,151
    SNAP-ON TOOLS                 92,400             3,910
    WHIRLPOOL                     83,300             5,998
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                       $19,472
--------------------------------------------------------------------------------
    INSURANCE -- 2.5%
    ALLSTATE                       9,000               866
    AMERICAN INTERNATIONAL GROUP   7,500               987
    CIGNA                         31,500             6,519
    TRAVELERS                    126,150             7,719
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                $16,091
--------------------------------------------------------------------------------
    LUMBER & WOOD PRODUCTS -- 0.9%
    WEYERHAEUSER                 101,500             5,849
--------------------------------------------------------------------------------
    TOTAL LUMBER & WOOD PRODUCTS                   $ 5,849
--------------------------------------------------------------------------------
    MACHINERY -- 6.3%
    DEERE                        109,900             6,422
    DRESSER INDUSTRIES           150,400             7,952
    EMERSON ELECTRIC              74,100             4,715
    GENERAL ELECTRIC              89,800             7,644
    INGERSOLL RAND               180,600             8,319
    TENNECO                      134,600             5,796
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                $40,848
--------------------------------------------------------------------------------
    MEASURING DEVICES -- 1.2%
    HONEYWELL                     85,600             7,971
--------------------------------------------------------------------------------
    TOTAL MEASURING DEVICES                        $ 7,971
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES-- 5.6%
    BAUSCH & LOMB                133,900             6,620
    BAXTER INTERNATIONAL         108,600             6,021
    BECTON DICKINSON             148,000            10,305
    JOHNSON & JOHNSON            119,900             8,558
    MEDTRONIC                     91,400             4,810
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES              $36,314
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 2.4%
    COMPUTER ASSOCIATES
     INTERNATIONAL               140,000             8,199
    FIRST DATA                   106,400             3,604
    ORACLE SYSTEMS*               35,000               906
    STERLING SOFTWARE*           114,600             3,030
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES          $15,739
--------------------------------------------------------------------------------
    OFFICE FURNITURE & FIXTURES-- 0.9%
    JOHNSON CONTROLS              92,600             5,498
--------------------------------------------------------------------------------
    TOTAL OFFICE FURNITURE & FIXTURES              $ 5,498
--------------------------------------------------------------------------------
    PAPER & PAPER PRODUCTS -- 0.9%
    KIMBERLY-CLARK               115,000             5,836
--------------------------------------------------------------------------------
    TOTAL PAPER & PAPER PRODUCTS                   $ 5,836
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 2.5%
    ATLANTIC RICHFIELD           113,400             8,845
    PHILLIPS PETROLEUM           152,100             7,538
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                $16,383
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 5.4%
    AMOCO                        161,800           $ 7,160
    CHEVRON                       84,400             6,979
    MOBIL                        104,900             8,287
    SUN                          167,800             6,785
    UNOCAL                       144,000             5,895
--------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                       $35,106
--------------------------------------------------------------------------------
    PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 1.8%
    XEROX                        103,000            11,691
--------------------------------------------------------------------------------
    TOTAL PHOTOGRAPHIC EQUIPMENT & SUPPLIES        $11,691
--------------------------------------------------------------------------------
    RAILROADS -- 0.7%
    BURLINGTON NORTHERN SANTA FE  42,500             4,208
--------------------------------------------------------------------------------
    TOTAL RAILROADS                                $ 4,208
--------------------------------------------------------------------------------
    RETAIL -- 6.5%
    ALBERTSON'S                   76,000             3,800
    J.C. PENNEY                  107,900             7,668
    LOWE'S                       100,000             6,994
    MAY DEPARTMENT STORES         58,600             3,615
    MCDONALD'S                    95,600             5,915
    PEPSICO                      170,000             6,747
    RITE AID                     225,000             7,228
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $41,967
--------------------------------------------------------------------------------
    RUBBER & PLASTIC -- 0.9%
    GOODYEAR TIRE & RUBBER        80,800             5,656
--------------------------------------------------------------------------------
    TOTAL RUBBER & PLASTIC                         $ 5,656
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS -- 4.2%
    APPLIED MATERIALS*           185,300             6,694
    INTEL                        103,000             8,324
    ROCKWELL INTERNATIONAL        98,400             5,504
    TEXAS INSTRUMENTS            105,400             6,752
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS              $27,274
--------------------------------------------------------------------------------
    SPECIALTY MACHINERY -- 0.1%
    COOPER CAMERON*                6,000               399
--------------------------------------------------------------------------------
    TOTAL SPECIALTY MACHINERY                      $   399
--------------------------------------------------------------------------------
    STEEL & STEEL WORKS -- 0.8%
    ALCAN ALUMINUM               135,200             4,394
    USX-U.S. STEEL GROUP          15,000               587
--------------------------------------------------------------------------------
    TOTAL STEEL & STEEL WORKS                      $ 4,981
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 4.3%
    BELLSOUTH                    127,000             8,152
    SBC COMMUNICATIONS           234,400             9,713
    SPRINT                        80,700             5,513
    US WEST                       84,700             4,468
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $27,846
--------------------------------------------------------------------------------

                                 SHARES/PRINCIPAL MARKET
DESCRIPTION                      AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
    WHOLESALE -- 1.7%
    AVNET                         86,100          $  5,311
    MOTOROLA                     104,600             5,818
--------------------------------------------------------------------------------
    TOTAL WHOLESALE                               $ 11,129
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $391,934)                               $596,220
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.5%
    FIRST BOSTON
     5.500%, dated 04/30/98, matures
     05/01/98, repurchase price
     $48,292,747 (collateralized by
     U.S. Treasury Bonds:
     total market value
     $49,281,747)                $48,285            48,285
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $48,285)                                $ 48,285
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%
    (Cost $440,219)                               $644,505
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 0.1%         $    924
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 44,224,688 outstanding
   shares of beneficial interest                   403,243
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 15,608 outstanding
   shares of beneficial interest                       228
Undistributed net investment income                    140
Accumulated net realized gain on investments        37,532
Net unrealized appreciation on investments         204,286
================================================================================
TOTAL NET ASSETS -- 100.0%                        $645,429
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $14.59
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                 $14.60
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- RETAIL CLASS
    ($14.60 / 95.25%) (A)                           $15.33
================================================================================
* NON-INCOME PRODUCING SECURITY
(A) EFFECTIVE 04/01/98, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME.
    THE MAXIMUM SALES LOAD IS 4.75%.
CL--CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

ARK FUNDS: EQUITY INDEX PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Cash Equivalent -- 3%
Durable Goods -- 4%
Retail -- 5%
Miscellaneous -- 10%
Consumer Products -- 12%
Chemicals & Drugs -- 13%
Healthcare -- 3%
Financial -- 18%
Technology -- 17%
Oil-Energy -- 15%
% of Total Portfolio Investments
                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.3%
    AEROSPACE & DEFENSE -- 0.2%
    RAYTHEON COMPANY, CL B         1,805              $102
--------------------------------------------------------------------------------
    TOTAL AEROSPACE & DEFENSE                         $102
--------------------------------------------------------------------------------
    AGRICULTURE -- 0.1%
    PIONEER HI-BRED INTERNATIONAL  1,245                47
--------------------------------------------------------------------------------
    TOTAL AGRICULTURE                                 $ 47
--------------------------------------------------------------------------------
    AIR TRANSPORTATION -- 0.5%
    AMR*                             535                82
    DELTA AIR LINES                  455                53
    FDX*                             796                54
    SOUTHWEST AIRLINES             1,055                29
    US AIR GROUP*                    435                31
--------------------------------------------------------------------------------
    TOTAL AIR TRANSPORTATION                          $249
--------------------------------------------------------------------------------
    AIRCRAFT -- 1.6%
    ALLIEDSIGNAL                   2,885               126
    BOEING                         5,300               265
    GENERAL DYNAMICS                 610                26
    LOCKHEED MARTIN                1,020               114
    NORTHROP GRUMMAN                 420                44
    ROCKWELL INTERNATIONAL           990                55
    UNITED TECHNOLOGIES            1,205               119
--------------------------------------------------------------------------------
    TOTAL AIRCRAFT                                    $749
--------------------------------------------------------------------------------
    APPAREL/TEXTILES -- 0.1%
    FRUIT OF THE LOOM*               220                 8
    LIZ CLAIBORNE                    320                16
    RUSSELL                          110                 3
    SPRINGS INDUSTRIES, CL A          60                 3
    VF                               590                31
--------------------------------------------------------------------------------
    TOTAL APPAREL/TEXTILES                            $ 61
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 1.3%
    CHRYSLER                       3,330               134
    DANA                             505                30
    EATON                            370                34
    ECHLIN                           190                 9
    FORD MOTOR                     6,365               292
    GENUINE PARTS                    860                31

                                                  MARKET
DESCRIPTION                         SHARES        VALUE (000)
--------------------------------------------------------------------------------
    NAVISTAR INTERNATIONAL*          220              $  7
    PACCAR                           370                22
    TRW                              595                31

--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                                  $590
--------------------------------------------------------------------------------
    BANKS -- 9.0%
    BANC ONE                       3,352               197
    BANK OF NEW YORK               1,930               114
    BANKAMERICA                    3,700               315
    BANKBOSTON                       790                85
    BANKERS TRUST NEW YORK           565                73
    BB&T                             655                44
    CHASE MANHATTAN                2,195               304
    CITICORP                       2,405               362
    COMERICA                         758                51
    FIFTH THIRD BANCORP            1,245                68
    FIRST CHICAGO NBD              1,475               137
    FIRST UNION                    5,129               310
    FLEET FINANCIAL GROUP          1,445               125
    GOLDEN WEST FINANCIAL            275                29
    H.F. AHMANSON                    555                42
    HUNTINGTON BANCSHARES            915                33
    J.P. MORGAN                      940               123
    KEYCORP                        2,330                92
    MELLON BANK                    1,305                94
    MERCANTILE BANCORPORATION        630                35
    NATIONAL CITY                  1,685               117
    NATIONSBANK                    4,945               375
    NORTHERN TRUST                   610                45
    NORWEST                        3,895               155
    PNC                            1,615                98
    PROVIDIAN FINANCIAL              455                27
    REPUBLIC NEW YORK                365                49
    STATE STREET                     770                55
    SUMMIT BANCORP                   830                42
    SUNTRUST BANKS                 1,100                90
    SYNOVUS FINANCIAL                845                30
    U.S. BANCORP                   1,260               160
    WACHOVIA                       1,065                90
    WASHINGTON MUTUAL              1,370                96
    WELLS FARGO                      460               170
--------------------------------------------------------------------------------
    TOTAL BANKS                                     $4,232
--------------------------------------------------------------------------------
    BEAUTY PRODUCTS -- 0.2%
    ALBERTO-CULVER, CL B             170                 5
    AVON PRODUCTS                    630                52
    INTERNATIONAL FLAVORS &
     FRAGRANCES                      585                29
--------------------------------------------------------------------------------
    TOTAL BEAUTY PRODUCTS                           $   86
--------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.9%
    CBS                            3,590               128
    CLEAR CHANNEL COMMUNICATIONS*    630                59
    COMCAST, CL A SPECIAL          1,850                66
    INTERPUBLIC GROUP                600                38
    OMNICOM GROUP                    775                37
    U.S. WEST MEDIA GROUP*         3,120               118
--------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING    $  446
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                                                  MARKET
DESCRIPTION                         SHARES        VALUE (000)
--------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION -- 0.1%
    CENTEX                           180              $  6
    FLUOR                            405                19
    FOSTER WHEELER                   120                 3
--------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION                     $ 28
--------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION SUPPLIES -- 0.1%
    ARMSTRONG WORLD INDUSTRIES       195                17
    MCDERMOTT INTERNATIONAL          160                 7
    OWENS CORNING                    160                 7
--------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION SUPPLIES            $ 31
--------------------------------------------------------------------------------
    CHEMICALS -- 2.1%
    AIR PRODUCTS & CHEMICALS         625                54
    AVERY DENNISON                   490                26
    B.F. GOODRICH                    260                14
    E.I. DU PONT DE NEMOURS        5,965               434
    EASTMAN CHEMICAL                 380                26
    FMC*                             110                 9
    GREAT LAKES CHEMICAL             290                15
    HERCULES                         375                18
    MONSANTO                       3,055               162
    MORTON INTERNATIONAL             530                17
    NALCO CHEMICAL                   200                 8
    PPG INDUSTRIES                   940                66
    PRAXAIR                          755                38
    ROHM & HAAS                      395                43
    UNION CARBIDE                    595                29
    W.R. GRACE & COMPANY*            360                 7
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                   $966
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 1.3%
    ANDREW*                          270                 6
    BAY NETWORKS*                  1,010                24
    DSC COMMUNICATIONS*              350                 6
    GENERAL INSTRUMENT*              710                16
    GTE                            5,035               294
    HARRIS                           385                19
    ITT INDUSTRIES                   570                21
    NORTHERN TELECOM               2,680               163
    SCIENTIFIC-ATLANTA               230                 5
    TELLABS*                       1,005                71
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                    $625
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 4.5%
    APPLE COMPUTER*                  670                18
    CERIDIAN*                        370                21
    COMPAQ COMPUTER                8,040               226
    DATA GENERAL*                    140                 2
    DELL COMPUTER*                 3,410               275
    DIGITAL EQUIPMENT*               705                39
    EMC*                           2,625               121
    GATEWAY 2000*                    800                47
    HEWLETT PACKARD                5,550               418

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    IBM                            5,195            $  602
    MINNESOTA MINING &
     MANUFACTURING                 2,235               211
    SEAGATE TECHNOLOGY*            1,180                31
    SILICON GRAPHICS*                900                12
    SUN MICROSYSTEMS*              2,020                83
    UNISYS*                        1,245                28
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                      $2,134
--------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 2.5%
    MICROSOFT*                    12,910             1,164
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                         $1,164
--------------------------------------------------------------------------------
    CONTAINERS & PACKAGING -- 0.2%
    BALL                              90                 3
    CROWN CORK & SEAL                620                32
    NEWELL                           770                37
    OWENS-ILLINOIS*                  675                27
--------------------------------------------------------------------------------
    TOTAL CONTAINERS & PACKAGING                    $   99
--------------------------------------------------------------------------------
    DRUGS -- 8.5%
    ABBOTT LABORATORIES            4,045               296
    ALLERGAN                         190                 8
    ALZA*                            410                20
    AMERICAN HOME PRODUCTS         3,445               321
    AMGEN*                         1,410                84
    BRISTOL-MYERS SQUIBB           5,300               561
    ELI LILLY                      5,885               409
    MERCK                          6,335               763
    MILLIPORE                        130                 4
    PFIZER                         6,825               777
    PHARMACIA & UPJOHN             2,600               109
    SCHERING PLOUGH                3,885               311
    SIGMA ALDRICH                    485                19
    WARNER LAMBERT                 1,540               291
--------------------------------------------------------------------------------
    TOTAL DRUGS                                     $3,973
--------------------------------------------------------------------------------
    ELECTRICAL SERVICES -- 5.3%
    AMEREN                           660                26
    AMERICAN ELECTRIC POWER          845                40
    BALTIMORE GAS & ELECTRIC         705                22
    CAROLINA POWER & LIGHT           725                31
    CENTRAL & SOUTH WEST           1,020                27
    CINERGY                          760                27
    CONSOLIDATED EDISON            1,125                51
    DOMINION RESOURCES               895                35
    DTE ENERGY                       695                27
    DUKE ENERGY                    1,850               107
    EDISON INTERNATIONAL           1,820                54
    ENTERGY                        1,165                29
    FIRSTENERGY                    1,110                34
    FPL GROUP                      1,010                63
    GENERAL ELECTRIC              17,360             1,478
    GPU                              575                23
    HOUSTON INDUSTRIES             1,360                40
    NORTHERN STATES POWER            355                20

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

EQUITY INDEX  PORTFOLIO (CONTINUED)

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    P P & L RESOURCES                790            $   18
    PACIFICORP                     1,415                33
    PG&E                           2,330                75
    PUBLIC SERVICE ENTERPRISE
      GROUP                        1,110                37
    SOUTHERN                       3,530                94
    TEXAS UTILITIES                1,165                47
    UNICOM                         1,045                36
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES                       $2,474
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 1.0%
    KING WORLD PRODUCTIONS*          220                 6
    MIRAGE RESORTS*                  855                19
    WALT DISNEY                    3,560               443
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                             $  468
--------------------------------------------------------------------------------
    ENVIRONMENTAL SERVICES -- 0.3%
    BROWNING-FERRIS INDUSTRIES       945                32
    LAIDLAW                        1,585                22
    WASTE MANAGEMENT               2,450                82
--------------------------------------------------------------------------------
    TOTAL ENVIRONMENTAL SERVICES                    $  136
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 3.9%
    AMERICAN EXPRESS               2,500               255
    ASSOCIATES FIRST CAPITAL       1,811               135
    BENEFICIAL                       355                46
    CHARLES SCHWAB                 1,255                44
    COUNTRYWIDE CREDIT INDUSTRIES    515                25
    EQUIFAX                          725                28
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION                   3,685               171
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION                   5,525               331
    FRANKLIN RESOURCES             1,500                80
    GREEN TREE FINANCIAL             710                29
    HOUSEHOLD INTERNATIONAL          615                81
    LEHMAN BROTHERS HOLDINGS         455                32
    MBNA                           2,920                99
    MERRILL LYNCH                  1,700               149
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER                      3,150               248
    TEXTRON                          785                61
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                        $1,814
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 6.4%
    ADOLPH COORS, CL B               110                 4
    ANHEUSER BUSCH                 2,515               115
    ARCHER-DANIELS-MIDLAND         3,035                65
    BESTFOODS                      1,560                86
    BROWN-FORMAN, CL B               330                19
    CAMPBELL SOUP                  2,365               121
    COCA-COLA                     13,140               997
    CONAGRA                        2,530                74
    FORTUNE BRANDS                   825                30
    GENERAL MILLS                    750                51

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    H.J. HEINZ                     1,885            $  103
    HERSHEY FOODS                    685                50
    KELLOGG                        2,195                91
    PEPSICO                        8,045               319
    PHILIP MORRIS                 12,905               482
    QUAKER OATS                      660                34
    RALSTON PURINA GROUP             575                61
    SARA LEE                       2,420               144
    SEAGRAM                        1,705                73
    UST                              890                25
    WM. WRIGLEY, JR.                 555                49
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                  $2,993
--------------------------------------------------------------------------------
    GAS/NATURAL GAS -- 0.5%
    COLUMBIA GAS SYSTEMS             265                22
    CONSOLIDATED NATURAL GAS         460                26
    EASTERN ENTERPRISES               60                 3
    ENRON                          1,505                74
    NICOR                            140                 6
    ONEOK                             80                 3
    PACIFIC ENTERPRISES              400                16
    PEOPLES ENERGY                   100                 4
    SONAT                            530                24
    WILLIAMS                       2,100                66
--------------------------------------------------------------------------------
    TOTAL GAS/NATURAL GAS                           $  244
--------------------------------------------------------------------------------
    GENERAL UTILITIES -- 0.1%
    NIAGARA MOHAWK POWER*            430                 5
    ORYX ENERGY*                     310                 8
    PECO ENERGY                    1,190                28
--------------------------------------------------------------------------------
    TOTAL GENERAL UTILITIES                          $  41
--------------------------------------------------------------------------------
    GLASS PRODUCTS -- 0.1%
    CORNING                        1,105                44
--------------------------------------------------------------------------------
    TOTAL GLASS PRODUCTS                             $  44
--------------------------------------------------------------------------------
    HOME APPLIANCES -- 0.1%
    NATIONAL SERVICE INDUSTRIES      130                 7
    SHERWIN-WILLIAMS                 835                30
--------------------------------------------------------------------------------
    TOTAL HOME APPLIANCES                            $  37
--------------------------------------------------------------------------------
    HOME BUILDERS -- 0.0%
    PULTE                             60                 3
--------------------------------------------------------------------------------
    TOTAL HOME BUILDERS                               $  3
--------------------------------------------------------------------------------
    HOTELS & LODGING -- 0.2%
    HARRAH'S ENTERTAINMENT*          300                 8
    HILTON HOTELS                  1,195                38
    MARRIOTT INTERNATIONAL*        1,305                43
--------------------------------------------------------------------------------
    TOTAL HOTELS & LODGING                           $  89
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 2.8%
    CLOROX                           495                42
    COLGATE-PALMOLIVE              1,500               135
    GILLETTE                       3,005               347
    ILLINOIS TOOL WORKS            1,330                94

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998
                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    MAYTAG                           460            $   24
    PROCTER & GAMBLE               7,080               582
    RAYCHEM                          415                17
    SNAP-ON TOOLS                    180                 8
    STANLEY WORKS                    425                22
    WHIRLPOOL                        360                26
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                        $1,297
--------------------------------------------------------------------------------
    INSURANCE -- 5.1%
    AETNA                            760                61
    ALLSTATE                       2,280               219
    AMERICAN GENERAL               1,315                88
    AMERICAN INTERNATIONAL GROUP   3,690               485
    AON                              895                58
    CHUBB                            905                71
    CIGNA                            450                93
    CINCINNATI FINANCIAL             365                46
    CONSECO                          900                45
    GENERAL RE                       425                95
    HARTFORD FINANCIAL SERVICES
     GROUP                           660                73
    HUMANA*                          790                21
    JEFFERSON-PILOT                  517                30
    LINCOLN NATIONAL                 490                44
    LOEWS                            650                65
    MARSH & MCLENNAN                 905                82
    MBIA                             430                32
    MGIC INVESTMENT                  545                34
    PROGRESSIVE                      445                60
    SAFECO                           675                34
    ST. PAUL                         552                47
    SUNAMERICA                       930                46
    TORCHMARK                        675                30
    TRANSAMERICA                     405                47
    TRAVELERS                      6,062               371
    UNITED HEALTHCARE                900                63
    UNUM                             665                36
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                 $2,376
--------------------------------------------------------------------------------
    LEASING & RENTING -- 0.2%
    PITNEY BOWES                   1,545                74
--------------------------------------------------------------------------------
    TOTAL LEASING & RENTING                         $   74
--------------------------------------------------------------------------------
    LEISURE PRODUCTS -- 0.2%
    HASBRO                           605                22
    JOSTENS                          120                 3
    MATTEL                         1,490                57
--------------------------------------------------------------------------------
    TOTAL LEISURE PRODUCTS                          $   82
--------------------------------------------------------------------------------
    LUMBER & WOOD PRODUCTS -- 0.1%
    GEORGIA-PACIFIC                  445                34
    LOUISIANA-PACIFIC                320                 7
--------------------------------------------------------------------------------
    TOTAL LUMBER & WOOD PRODUCTS                    $   41
--------------------------------------------------------------------------------

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    MACHINERY -- 1.9%
    AEROQUIP-VICKERS                  80            $    5
    APPLIED MATERIALS*             1,740                63
    BAKER HUGHES                     805                33
    BLACK & DECKER                   455                23
    BRIGGS & STRATTON                 80                 4
    BRUNSWICK                        480                16
    CASE                             365                23
    CATERPILLAR                    1,910               109
    CINCINNATI MILACRON              120                 4
    CRANE                            140                 8
    CUMMINS ENGINE                   110                 6
    DEERE                          1,205                70
    DOVER                          1,060                42
    DRESSER INDUSTRIES               840                44
    EMERSON ELECTRIC               2,250               143
    GENERAL SIGNAL                   150                 7
    HARNISCHFEGER INDUSTRIES         150                 4
    INGERSOLL RAND                   800                37
    NACCO INDUSTRIES, CL A           120                20
    PALL                             380                 7
    PARKER-HANNIFIN                  540                24
    TENNECO                          815                35
    TIMKEN                           190                 8
    TYCO INTERNATIONAL LIMITED     3,070               167
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                 $  902
--------------------------------------------------------------------------------
    MEASURING DEVICES -- 0.3%
    HONEYWELL                        610                57
    KLA-TENCOR*                      410                17
    MALLINCKRODT                     220                 7
    PERKIN ELMER                     235                16
    TEKTRONIX                        150                 6
    THERMO ELECTRON*                 730                29
--------------------------------------------------------------------------------
    TOTAL MEASURING DEVICES                         $  132
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES-- 2.4%
    BAUSCH & LOMB                    160                 8
    BAXTER INTERNATIONAL           1,325                73
    BECTON DICKINSON                 590                41
    BIOMET*                          535                16
    BOSTON SCIENTIFIC*               930                67
    C.R. BARD                        170                 6
    COLUMBIA/HCA HEALTHCARE        3,310               109
    GUIDANT                          710                47
    HEALTHSOUTH REHABILITATION*    1,860                56
    JOHNSON & JOHNSON              7,095               506
    MANOR CARE                       190                 7
    MEDTRONIC                      2,420               127
    ST. JUDE MEDICAL                 440                16
    TENET HEALTHCARE*              1,565                59
    UNITED STATES SURGICAL           220                 7
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES               $1,145
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

EQUITY INDEX PORTFOLIO (CONTINUED)

                                                  MARKET
DESCRIPTION                         SHARES        VALUE (000)
--------------------------------------------------------------------------------
    METALS & MINING -- 0.1%
    CYPRUS AMAX MINERALS             280              $  5
    FREEPORT-MCMORAN
     COPPER & GOLD, CL B             930                18
    PHELPS DODGE                     285                19
    REYNOLDS METALS                  355                23
--------------------------------------------------------------------------------
    TOTAL METALS & MINING                             $ 65
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 1.7%
    ADOBE SYSTEMS                    350                18
    AUTODESK                         140                 7
    AUTOMATIC DATA PROCESSING      1,535               103
    CABLETRON SYSTEMS*               470                 6
    CENDANT*                       4,041               101
    COMPUTER ASSOCIATES
     INTERNATIONAL                 2,787               163
    COMPUTER SCIENCES*               740                39
    DELUXE                           240                 8
    ECOLAB                           620                20
    FIRST DATA                     2,245                76
    HBO                            1,020                61
    NOVELL*                        1,305                13
    ORACLE SYSTEMS*                5,215               135
    PARAMETRIC TECHNOLOGY*         1,220                39
    SHARED MEDICAL SYSTEMS            70                 5
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES             $794
--------------------------------------------------------------------------------
    MISCELLANEOUS CONSUMER SERVICES -- 0.2%
    H & R BLOCK                      500                23
    SERVICE INTERNATIONAL          1,205                50
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS CONSUMER SERVICES             $ 73
--------------------------------------------------------------------------------
    MISCELLANEOUS TRANSPORTATION -- 0.0%
    FLEETWOOD ENTERPRISES            110                 5
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS TRANSPORTATION                 $ 5
--------------------------------------------------------------------------------
    OFFICE PRODUCTS & SUPPLIES -- 0.1%
    IKON OFFICE SOLUTIONS            640                15
    JOHNSON CONTROLS                 400                24
--------------------------------------------------------------------------------
    TOTAL OFFICE PRODUCTS & SUPPLIES                  $ 39
--------------------------------------------------------------------------------
    PAPER & PAPER PRODUCTS -- 0.9%
    BEMIS                            160                 7
    BOISE CASCADE                    160                 6
    CHAMPION INTERNATIONAL           465                25
    FORT JAMES                     1,000                50
    INTERNATIONAL PAPER            1,595                83
    KIMBERLY-CLARK                 2,830               144
    MEAD                             505                17
    POTLATCH                          90                 4
    STONE CONTAINER                  290                 5
    TEMPLE-INLAND                    275                18
    UNION CAMP                       335                20
    WESTVACO                         490                15
    WILLAMETTE INDUSTRIES            535                21
--------------------------------------------------------------------------------
    TOTAL PAPER & PAPER PRODUCTS                      $415
--------------------------------------------------------------------------------

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 1.5%
    ANADARKO PETROLEUM               290              $ 21
    APACHE                           460                16
    ATLANTIC RICHFIELD             1,670               130
    BURLINGTON RESOURCES             842                40
    HELMERICH & PAYNE                140                 4
    KERR-MCGEE                       230                15
    OCCIDENTAL PETROLEUM           1,805                53
    PHILLIPS PETROLEUM             1,260                62
    ROWAN*                           260                 8
    SCHLUMBERGER                   2,640               219
    UNION PACIFIC RESOURCES GROUP  1,225                29
    USX-MARATHON GROUP             1,380                49
    WESTERN ATLAS*                   265                21
    WEYERHAEUSER                     955                55
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                 $  722
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 5.9%
    AMERADA HESS                     445                26
    AMOCO                          5,170               229
    ASHLAND                          360                19
    CHEVRON                        3,485               288
    COASTAL                          505                36
    EXXON                         13,080               954
    MOBIL                          4,140               327
    PENNZOIL                         230                15
    ROYAL DUTCH PETROLEUM,
     NEW YORK SHARES              11,440               647
    SUN                              345                14
    TEXACO                         2,920               180
    UNOCAL                         1,180                48
--------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                        $2,783
--------------------------------------------------------------------------------
    PHOTOGRAPHIC EQUIPMENT & SUPPLIES-- 0.7%
    EASTMAN KODAK                  1,660               120
    POLAROID                         140                 6
    XEROX                          1,690               192
--------------------------------------------------------------------------------
    TOTAL PHOTOGRAPHIC EQUIPMENT & SUPPLIES         $  318
--------------------------------------------------------------------------------
    PRECIOUS METALS -- 0.2%
    BARRICK GOLD                   1,780                40
    BATTLE MOUNTAIN GOLD             680                 5
    HOMESTAKE MINING                 440                 5
    NEWMONT MINING                   840                27
    PLACER DOME GROUP              1,155                17
--------------------------------------------------------------------------------
    TOTAL PRECIOUS METALS                            $  94
--------------------------------------------------------------------------------
    PRINTING & PUBLISHING -- 1.4%
    AMERICAN GREETINGS, CL A         355                16
    DOW JONES                        465                23
    GANNETT                        1,465               100
    KNIGHT-RIDDER                    405                24
    MCGRAW-HILL                      475                37
    MEREDITH                         160                 7
    MOORE                            260                 4
    NEW YORK TIMES, CL A             460                33

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998
                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    R.R. DONNELLEY & SONS            705              $ 31
    TIME WARNER                    3,070               241
    TIMES MIRROR, CL A               360                22
    TRIBUNE                          590                39
    VIACOM, CL B*                  1,870               108
--------------------------------------------------------------------------------
    TOTAL PRINTING & PUBLISHING                       $685
--------------------------------------------------------------------------------
    PROFESSIONAL SERVICES -- 0.3%
    COGNIZANT                        775                40
    DUN & BRADSTREET                 815                29
    EG & G                           140                 4
    HALLIBURTON                    1,400                77
--------------------------------------------------------------------------------
    TOTAL PROFESSIONAL SERVICES                       $150
--------------------------------------------------------------------------------
    RAILROADS -- 0.6%
    BURLINGTON NORTHERN SANTA FE     840                83
    CSX                            1,045                55
    NORFOLK SOUTHERN               1,800                60
    UNION PACIFIC                  1,320                72
--------------------------------------------------------------------------------
    TOTAL RAILROADS                                   $270
--------------------------------------------------------------------------------
    REAL ESTATE INVESTMENT TRUST -- 0.0%
    KAUFMAN & BROAD HOME             120                 3
--------------------------------------------------------------------------------
    TOTAL REAL ESTATE INVESTMENT TRUST                 $ 3
--------------------------------------------------------------------------------
    REPAIR SERVICES -- 0.0%
    RYDER SYSTEM                     370                13
--------------------------------------------------------------------------------
    TOTAL REPAIR SERVICES                             $ 13
--------------------------------------------------------------------------------
    RETAIL -- 5.3%
    ALBERTSON'S                    1,160                58
    AMERICAN STORES                1,305                31
    AUTOZONE*                        720                22
    CIRCUIT CITY STORES              475                19
    CONSOLIDATED STORES*             540                22
    COSTCO*                        1,015                57
    CVS                              980                72
    DARDEN RESTAURANTS               450                 7
    DAYTON-HUDSON                  1,130                99
    DILLARDS INCORPORATED, CL A      530                19
    F.W. WOOLWORTH*                  650                15
    FEDERATED DEPARTMENT STORES*   1,000                49
    GAP                            1,942               100
    GIANT FOOD, CL A                 180                 7
    GREAT ATLANTIC & PACIFIC TEA     110                 3
    HARCOURT GENERAL                 340                18
    HOME DEPOT                     3,910               272
    J.C. PENNEY                    1,330                95
    KMART*                         2,350                41
    KROGER*                        1,220                51
    LIMITED                        1,300                44
    LONGS DRUG STORES                120                 3
    LOWE'S                           835                58
    MAY DEPARTMENT STORES          1,205                74

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    MCDONALD'S                     3,655             $ 226
    MERCANTILE STORES                110                 8
    NORDSTROM                        375                25
    PEP BOYS - MANNY MOE & JACK      190                 4
    RITE AID                       1,190                38
    SEARS ROEBUCK                  2,005               119
    TANDY                            400                20
    TJX                              785                35
    TOYS "R" US*                   1,365                38
    TRICON GLOBAL RESTAURANTS*       732                23
    WAL-MART STORES               11,980               606
    WALGREEN                       2,525                87
    WENDY'S INTERNATIONAL            635                15
    WINN DIXIE STORES                720                27
--------------------------------------------------------------------------------
    TOTAL RETAIL                                    $2,507
--------------------------------------------------------------------------------
    RUBBER & PLASTIC -- 0.7%
    COOPER TIRE & RUBBER             230                 5
    DOW CHEMICAL                   1,175               114
    GOODYEAR TIRE & RUBBER           845                59
    NIKE                           1,390                66
    REEBOK INTERNATIONAL             170                 5
    RUBBERMAID                       715                20
    SEALED AIR*                      633                40
    TUPPERWARE                       180                 5
--------------------------------------------------------------------------------
    TOTAL RUBBER & PLASTIC                          $  314
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS -- 2.0%
    ADVANCED MICRO DEVICES*          490                14
    AMP                            1,050                41
    INTEL                          8,650               699
    LSI LOGIC*                       680                18
    MICRON TECHNOLOGY              1,020                32
    NATIONAL SEMICONDUCTOR*          585                13
    TEXAS INSTRUMENTS              1,995               128
    THOMAS & BETTS                   265                15
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS               $  960
--------------------------------------------------------------------------------
    SPECIALTY CONSTRUCTION -- 0.1%
    MASCO                            790                46
--------------------------------------------------------------------------------
    TOTAL SPECIALTY CONSTRUCTION                    $   46
--------------------------------------------------------------------------------
    SPECIALTY MACHINERY -- 0.1%
    COOPER INDUSTRIES                585                39
--------------------------------------------------------------------------------
    TOTAL SPECIALTY MACHINERY                       $   39
--------------------------------------------------------------------------------
    STEEL & STEEL WORKS -- 0.4%
    ALCAN ALUMINUM                 1,095                36
    ALLEGHENY TELEDYNE               830                21
    ALUMINUM COMPANY OF AMERICA      825                64
    ARMCO*                           320                 2
    ASARCO                           120                 3
    BETHLEHEM STEEL*                 330                 5
    ENGELHARD                        430                 9
    INCO                             805                14
    INLAND STEEL INDUSTRIES          140                 4

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

--------------------------------------------------------------------------------
EQUITY INDEX  PORTFOLIO (CONCLUDED)

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    NUCOR                            420            $   25
    USX-U.S. STEEL GROUP             415                16
    WORTHINGTON INDUSTRIES           290                 5
--------------------------------------------------------------------------------
    TOTAL STEEL & STEEL WORKS                       $  204
--------------------------------------------------------------------------------
    TECHNOLOGY -- 1.0%
    3COM*                          1,885                65
    CISCO SYSTEMS*                 5,435               398
--------------------------------------------------------------------------------
    TOTAL TECHNOLOGY                                $  463
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 7.3%
    AIRTOUCH COMMUNICATIONS*       2,885               153
    ALLTEL                           885                38
    AMERITECH                      5,810               247
    AT&T                           8,540               513
    BELL ATLANTIC                  4,120               385
    BELLSOUTH                      5,210               334
    FRONTIER                         785                24
    LUCENT TECHNOLOGIES            6,855               522
    MCI COMMUNICATIONS             3,695               186
    NEXTEL COMMUNICATIONS, CL A*   1,220                35
    SBC COMMUNICATIONS             9,750               404
    SPRINT                         2,235               153
    TELE-COMMUNICATIONS, CL A*     2,695                87
    US WEST                        2,485               131
    WORLDCOM*                      5,370               230
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 3,442
--------------------------------------------------------------------------------
    WHOLESALE -- 1.7%
    CARDINAL HEALTH                  525                51
    GENERAL MOTORS                 3,770               254
    MOTOROLA                       3,190               177
    SUPERVALU                        290                13
    SYSCO                          1,640                39
    UNILEVER NV                    3,380               252
    W.W. GRAINGER                    240                26
--------------------------------------------------------------------------------
    TOTAL WHOLESALE                                $   812
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $39,793)                                 $45,190
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 1.7%
    S&P 500 DEPOSITORY RECEIPT     7,166               798
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (Cost $790)                                     $  798
--------------------------------------------------------------------------------

                                 PRINCIPAL        MARKET
DESCRIPTION                      AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%
    FIRST BOSTON
     5.500%, dated 04/30/98, matures
     05/01/98, repurchase price
     $394,036 (collateralized by
     U.S. Treasury Bond:
     total market value
     $403,800)                      $394           $   394
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $394)                                    $   394
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.8%
    (Cost $40,977)                                 $46,382
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 1.2%          $   566
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 3,929,861 outstanding
   shares of beneficial interest                    39,768
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 122,438 outstanding
   shares of beneficial interest                     1,317
Undistributed net investment income                     38
Accumulated net realized gain on investments           420
Net unrealized appreciation on investments           5,405
================================================================================
TOTAL NET ASSETS -- 100.0%                         $46,948
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $11.59
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                 $11.57
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- RETAIL CLASS
    ($11.57 / 95.25%)(A)                            $12.15
================================================================================
* NON-INCOME PRODUCING SECURITY
(A) EFFECTIVE 11/03/97, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME.
    THE MAXIMUM SALES LOAD IS 4.75%.
CL--CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

ARK FUNDS: BLUE CHIP EQUITY PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Retail -- 2%
Repurchase Agreement -- 3%
Miscellaneous -- 8%
Consumer Non-Durables -- 11%
Chemicals & Drugs -- 13%
Oil-Energy -- 10%
Transportation -- 2%
Technology -- 20%
Financial -- 17%
Consumer Products -- 14%
% of Total Portfolio Investments

                                                  MARKET
DESCRIPTION                       SHARES          VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.6%
    AIRCRAFT -- 4.3%
    BOEING                        45,000           $ 2,253
    LOCKHEED MARTIN               22,000             2,450
--------------------------------------------------------------------------------
    TOTAL AIRCRAFT                                 $ 4,703
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 2.1%
    FORD MOTOR                    50,000             2,291
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                               $ 2,291
--------------------------------------------------------------------------------
    BANKS -- 5.0%
    CHASE MANHATTAN               22,000             3,048
    NORWEST                       61,200             2,429
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $ 5,477
--------------------------------------------------------------------------------
    CHEMICALS -- 2.5%
    E.I. DU PONT DE NEMOURS       38,000             2,767
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                $ 2,767
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 3.0%
    PHILIPS ELECTRONICS, ADR      37,000             3,330
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                 $ 3,330
--------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 2.0%
    MICROSOFT*                    24,000             2,163
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                        $ 2,163
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 1.8%
    COMPAQ COMPUTER               70,000             1,964
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                     $ 1,964
--------------------------------------------------------------------------------
    DRUGS -- 10.1%
    ABBOTT LABORATORIES           40,000             2,925
    AMGEN*                        50,000             2,981
    MERCK                         25,000             3,012
    PFIZER                        20,000             2,276
--------------------------------------------------------------------------------
    TOTAL DRUGS                                    $11,194
--------------------------------------------------------------------------------
    ELECTRICAL EQUIPMENT -- 2.7%
    GENERAL ELECTRIC              35,000             2,979
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL EQUIPMENT                     $ 2,979
--------------------------------------------------------------------------------

                                                  MARKET
DESCRIPTION                       SHARES          VALUE (000)
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 2.8%
    WALT DISNEY                   24,700           $ 3,071
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $ 3,071
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 7.8%
    ASSOCIATES FIRST CAPITAL      40,000             2,990
    CIT GROUP, CL A*              85,000             3,012
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION                  44,000             2,634
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $ 8,636
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 9.1%
    BESTFOODS                     46,000             2,524
    COCA-COLA                     27,000             2,049
    PEPSICO                       77,000             3,056
    PHILIP MORRIS                 65,000             2,425
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                 $10,054
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 2.5%
    PROCTER & GAMBLE              33,000             2,712
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                       $ 2,712
--------------------------------------------------------------------------------
    INSURANCE -- 2.2%
    CHUBB                         31,000             2,447
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                $ 2,447
--------------------------------------------------------------------------------
    MACHINERY -- 2.3%
    INGERSOLL RAND                55,000             2,533
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                $ 2,533
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES-- 2.4%
    JOHNSON & JOHNSON             37,000             2,641
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES              $ 2,641
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 2.7%
    FIRST DATA                    90,000             3,049
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES          $ 3,049
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 2.2%
    SCHLUMBERGER                  30,000             2,486
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                $ 2,486
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 7.8%
    CHEVRON                       35,000             2,894
    EXXON                         40,000             2,918
    ROYAL DUTCH PETROLEUM,
     NEW YORK SHARES              50,000             2,828
--------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                       $ 8,640
--------------------------------------------------------------------------------
    PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 2.4%
    XEROX                         23,000             2,611
--------------------------------------------------------------------------------
    TOTAL PHOTOGRAPHIC EQUIPMENT & SUPPLIES        $ 2,611
--------------------------------------------------------------------------------
    RAILROADS -- 2.0%
    UNION PACIFIC                 40,000             2,190
--------------------------------------------------------------------------------
    TOTAL RAILROADS                                $ 2,190
--------------------------------------------------------------------------------
    RETAIL -- 2.2%
    HOME DEPOT                    34,350             2,392
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 2,392
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

BLUE CHIP EQUITY PORTFOLIO (CONCLUDED)

                                 SHARES/PRINCIPAL MARKET
DESCRIPTION                      AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS -- 2.0%
    INTEL                         28,000          $  2,263
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS             $  2,263
--------------------------------------------------------------------------------
    STEEL & STEEL WORKS -- 2.4%
    ALUMINUM COMPANY
     OF AMERICA                   34,000             2,635
--------------------------------------------------------------------------------
    TOTAL STEEL & STEEL WORKS                     $  2,635
--------------------------------------------------------------------------------
    TECHNOLOGY -- 1.9%
    CISCO SYSTEMS*                28,500             2,088
--------------------------------------------------------------------------------
    TOTAL TECHNOLOGY                              $  2,088
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 6.4%
    L.M. ERICSSON TELEPHONE,
     ADR                          37,000             1,903
    SBC COMMUNICATIONS            72,000             2,984
    WORLDCOM*                     50,000             2,139
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS         $  7,026
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $77,989)                                $104,342
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 1.8%
    BANKERS TRUST (A)
       5.640%, 09/11/98           $2,000             1,999
--------------------------------------------------------------------------------
TOTAL CERTIFICATE OF DEPOSIT
    (Cost $2,000)                                 $  1,999
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.0%
    FIRST BOSTON
     5.500%, dated 04/30/98, matures
     05/01/98, repurchase price
     $3,349,122 (collateralized by U.S.
     Treasury Bond: total market
     value $3,429,760)             3,349             3,349
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $3,349)                                  $ 3,349
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.4%
    (Cost $83,338)                                $109,690
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 0.6%         $    670
================================================================================

                                                  MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 3,943,013 outstanding
   shares of beneficial interest                  $ 47,028
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 2,549,638 outstanding
   shares of beneficial interest                    33,751
Undistributed net investment income                     31
Accumulated net realized gain on investments         3,198
Net unrealized appreciation on investments          26,352
================================================================================
TOTAL NET ASSETS -- 100.0%                        $110,360
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $17.01
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                 $16.98
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- RETAIL CLASS
    ($16.98 / 95.25%) (B)                           $17.83
================================================================================
* NON-INCOME PRODUCING SECURITY
(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF APRIL 30, 1998.
(B) EFFECTIVE 10/01/97, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME. THE MAXIMUM SALES LOAD IS 4.75%.
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998
ARK FUNDS: CAPITAL GROWTH PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Repurchase Agreement -- 3%
Consumer Non-Durables -- 4%
Retail -- 8%
Miscellaneous -- 11%
Chemicals & Drugs -- 12%
Consumer Products -- 14%
Transportation -- 2%
Financial -- 17%
Technology -- 29%
% of Total Portfolio Investments

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.9%
    AIRCRAFT -- 3.8%
    BOEING                        16,000            $  801
    LOCKHEED MARTIN               15,000             1,671
--------------------------------------------------------------------------------
    TOTAL AIRCRAFT                                  $2,472
--------------------------------------------------------------------------------
    APPAREL/TEXTILES -- 1.9%
    JONES APPAREL GROUP*          20,000             1,196
--------------------------------------------------------------------------------
    TOTAL APPAREL/TEXTILES                          $1,196
--------------------------------------------------------------------------------
    BANKS -- 7.5%
    BANC ONE                      22,000             1,294
    CHASE MANHATTAN                8,000             1,108
    CRESTAR FINANCIAL             15,000               897
    NORWEST                       40,000             1,587
--------------------------------------------------------------------------------
    TOTAL BANKS                                     $4,886
--------------------------------------------------------------------------------
    CHEMICALS -- 2.5%
    MONSANTO                      30,000             1,586
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                 $1,586
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 10.7%
    CIENA*                        30,000             1,672
    CISCO SYSTEMS*                25,000             1,831
    COMVERSE TECHNOLOGY*          30,000             1,421
    RELTEC*                       30,000             1,196
    VISUAL NETWORKS*              25,000               828
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                  $6,948
--------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 3.0%
    MICROSOFT*                    10,000               901
    NETWORKS ASSOCIATES*          15,000             1,028
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                         $1,929
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 6.3%
    ELECTRONICS FOR IMAGING*      60,000             1,230
    EMC*                          30,000             1,384
    GATEWAY 2000*                 25,000             1,467
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                      $4,081
--------------------------------------------------------------------------------

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    DRUGS -- 10.0%
    AMGEN*                        36,000            $2,146
    BRISTOL-MYERS SQUIBB          13,500             1,429
    MERCK                         10,000             1,205
    SCHERING PLOUGH               10,000               801
    WARNER LAMBERT                 5,000               946
--------------------------------------------------------------------------------
    TOTAL DRUGS                                     $6,527
--------------------------------------------------------------------------------
    ELECTRICAL EQUIPMENT -- 1.4%
    GENERAL ELECTRIC              11,000               936
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL EQUIPMENT                      $  936
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 2.6%
    CARNIVAL, CL A                15,000             1,043
    WALT DISNEY                    5,000               622
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                             $1,665
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 6.1%
    CIT GROUP, CL A*              40,000             1,418
    FEDERAL HOME LOAN
     MORTGAGE CORPORATION         30,000             1,389
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER                     15,000             1,183
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                        $3,990
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 3.8%
    PEPSICO                       40,000             1,588
    PHILIP MORRIS                 24,000               896
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                  $2,484
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 2.9%
    CLOROX                        15,000             1,258
    COLGATE-PALMOLIVE              7,000               628
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                        $1,886
--------------------------------------------------------------------------------
    INSURANCE -- 3.7%
    AMERICAN INTERNATIONAL GROUP   4,500               592
    TRAVELERS                     30,000             1,836
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                 $2,428
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES -- 5.3%
    BECTON DICKINSON              17,000             1,184
    BOSTON SCIENTIFIC*             5,000               362
    JOHNSON & JOHNSON             14,000               999
    SOFAMOR DANEK GROUP*          10,000               878
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES               $3,423
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 5.6%
    CENDANT*                      45,000             1,125
    FIRST DATA                    35,000             1,186
    GARTNER GROUP, CL A*          30,000               994
    USWEB*                        15,000               342
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES           $3,647
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

ARK FUNDS: CAPITAL GROWTH PORTFOLIO (CONCLUDED)

                                 SHARES/PRINCIPAL MARKET
DESCRIPTION                      AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 1.4%
    SMITH INTERNATIONAL*          15,500           $   911
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                $   911
--------------------------------------------------------------------------------
    RAILROADS -- 1.4%
    KANSAS CITY SOUTHERN
     INDUSTRIES                   20,000               904
--------------------------------------------------------------------------------
    TOTAL RAILROADS                                $   904
--------------------------------------------------------------------------------
    RETAIL -- 8.4%
    HOME DEPOT                    15,000             1,044
    LINENS 'N THINGS*             20,000             1,205
    RITE AID                      66,000             2,120
    TJX                           25,000             1,106
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 5,475
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS -- 4.2%
    INTEL                         20,000           $ 1,616
    SYNOPSYS*                     25,500             1,097
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS              $ 2,713
--------------------------------------------------------------------------------
    SPECIALTY MACHINERY -- 2.0%
    COOPER CAMERON*               20,000             1,329
--------------------------------------------------------------------------------
    TOTAL SPECIALTY MACHINERY                      $ 1,329
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 4.4%
    L.M. ERICSSON TELEPHONE,
     ADR                          20,000             1,029
    QWEST COMMUNICATIONS
     INTERNATIONAL*               25,000               964
    WORLDCOM*                     20,000               856
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 2,849
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $48,698)                                 $64,265
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
    FIRST BOSTON
     5.500%, dated 04/30/98, matures
     05/01/98, repurchase price
     $2,151,748 (collateralized by
     U.S. Treasury Bond: total
     market value $2,202,686)     $2,151             2,151
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $2,151)                                    2,151
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 102.2%
    (Cost $50,849)                                 $66,416
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (2.2%)        $(1,400)
================================================================================

                                                  MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 3,397,179 outstanding
   shares of beneficial interest                   $34,497
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 971,753 outstanding
   shares of beneficial interest                    12,300
Undistributed net investment income                      6
Accumulated net realized gain on investments         2,646
Net unrealized appreciation on investments          15,567
================================================================================
TOTAL NET ASSETS -- 100.0%                         $65,016
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $14.90
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                 $14.82
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- RETAIL CLASS
    ($14.82 / 95.25%) (A)                           $15.56
================================================================================
* NON-INCOME PRODUCING SECURITY
(A) EFFECTIVE 10/01/97, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE PORTFOLIO. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME.
    THE MAXIMUM SALES LOAD IS 4.75%.
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

ARK FUNDS: MID-CAP EQUITY PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Building & Construction -- 2%
Chemicals & Drugs -- 8%
Consumer Products -- 8%
Miscellaneous -- 9%
Utilities -- 9%
Retail -- 10%
Transportation -- 2%
Technology -- 21%
Financial -- 16%
Oil-Energy -- 15%
% of Total Portfolio Investments

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.5%
    AEROSPACE & DEFENSE -- 0.7%
    GENCORP                        2,400              $ 73
    HUBBELL, CL B                  3,816               188
    THIOKOL                        1,800                97
--------------------------------------------------------------------------------
    TOTAL AEROSPACE & DEFENSE                         $358
--------------------------------------------------------------------------------
    AIR TRANSPORTATION -- 0.4%
    AIRBORNE FREIGHT               2,900               115
    ALASKA AIRGROUP*               1,000                56
    ASA HOLDINGS                   1,300                49
--------------------------------------------------------------------------------
    TOTAL AIR TRANSPORTATION                          $220
--------------------------------------------------------------------------------
    AIRCRAFT -- 0.4%
    SUNDSTRAND                     3,280               227
--------------------------------------------------------------------------------
    TOTAL AIRCRAFT                                    $227
--------------------------------------------------------------------------------
    APPAREL/TEXTILES -- 0.9%
    ALBANY INTERNATIONAL           1,150                33
    BURLINGTON INDUSTRIES*         2,600                45
    JONES APPAREL GROUP*           2,700               161
    SHAW INDUSTRIES                7,100               115
    UNIFI                          3,100               119
--------------------------------------------------------------------------------
    TOTAL APPAREL/TEXTILES                            $473
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 1.0%
    BORG-WARNER AUTOMOTIVE           600                37
    FEDERAL MOGUL                  1,850               120
    FEDERAL SIGNAL                 1,882                40
    KAYDON                         2,200                96
    MERITOR AUTOMOTIVE             3,600                93
    MODINE MANUFACTURING           1,250                46
    OEA                              800                15
    SUPERIOR INDUSTRIES
     INTERNATIONAL                 1,155                37
    TELEFLEX                       1,700                72
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                                  $556
--------------------------------------------------------------------------------

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    BANKS -- 8.4%
    CHARTER ONE FINANCIAL          3,500            $  237
    CITY NATIONAL                  1,700                63
    CRESTAR FINANCIAL              6,450               386
    DIME BANCORP                   6,500               199
    FIRST SECURITY                 9,693               237
    FIRST TENNESSEE NATIONAL       7,200               248
    FIRST VIRGINIA BANKS           2,950               165
    FIRSTAR                        8,400               313
    HIBERNIA, CL A                 7,100               145
    MARSHALL & ILSLEY              5,700               333
    MERCANTILE BANCORP             6,150               341
    MERCANTILE BANKSHARES          3,675               141
    NORTH FORK BANCORPORATION      5,000               186
    OLD KENT FINANCIAL             5,400               210
    PACIFIC CENTURY FINANCIAL      4,000                99
    REGIONS FINANCIAL              7,510               328
    SOUTHTRUST                     8,025               343
    TCF FINANCIAL                  5,000               163
    UNION PLANTERS                 3,700               228
    WILMINGTON TRUST               1,900               123
    ZIONS BANCORP                  3,200               164
--------------------------------------------------------------------------------
    TOTAL BANKS                                     $4,652
--------------------------------------------------------------------------------
    BEAUTY PRODUCTS -- 0.0%
    CHURCH & DWIGHT                  825                25
--------------------------------------------------------------------------------
    TOTAL BEAUTY PRODUCTS                           $   25
--------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING-- 0.3%
    CHRIS-CRAFT INDUSTRIES*        1,346                77
    TCA CABLE TV                   1,250                77
--------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING    $  154
--------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION -- 0.2%
    JACOBS ENGINEERING GROUP*      1,175                39
    MARTIN MARIETTA MATERIALS      1,800                84
--------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION                   $  123
--------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION SUPPLIES -- 0.0%
    LUKENS                           700                24
--------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION SUPPLIES          $   24
--------------------------------------------------------------------------------
    CHEMICALS -- 2.9%
    A. SCHULMAN                    1,600                36
    AIRGAS*                        3,000                46
    ALBEMARLE                      2,650                66
    BETZDEARBORN                   1,231                66
    CABOT                          3,000               108
    CROMPTON & KNOWLES             4,200               126
    CYTEC INDUSTRIES*              2,300               126
    DEXTER                         1,000                41
    ETHYL                          4,850                37

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

MID-CAP EQUITY PORTFOLIO (CONTINUED)

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    FULLER (H.B.)                    590            $   37
    GEORGIA GULF                   1,400                36
    IMC GLOBAL                     6,000               216
    LAWTER INTERNATIONAL           1,800                19
    LUBRIZOL                       2,900               107
    OLIN                           2,550               119
    RPM                            3,890                67
    SOLUTIA                        6,500               184
    WELLMAN                        1,500                34
    WITCO CHEMICAL                 2,875               114
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                 $1,585
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 3.4%
    ADC TELECOMMUNICATIONS*        7,400               222
    CIENA*                        10,000               557
    MOLEX                          9,452               271
    QUALCOMM*                      3,700               208
    RELTEC*                       15,000               598
    VISHAY INTERTECHNOLOGY*        2,611                48
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                  $1,904
--------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 2.4%
    BMC SOFTWARE*                  5,648               528
    COMPUWARE*                     9,200               450
    INFORMIX*                      8,000                79
    STERLING SOFTWARE*             7,200               190
    SYMANTEC*                      2,140                62
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                         $1,309
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 6.1%
    ARROW ELECTRONICS*             5,212               142
    AVNET                          2,175               134
    CIRRUS LOGIC*                  2,600                27
    COMVERSE TECHNOLOGY*          15,000               711
    DIEBOLD                        3,854               158
    KEANE*                         3,800               191
    LEXMARK INTERNATIONAL
     GROUP, CL A*                  3,500               203
    NETWORKS ASSOCIATES*           5,000               343
    QUANTUM*                       7,400               174
    SCI SYSTEMS*                   3,200               132
    SEQUENT COMPUTER SYSTEMS*      1,350                26
    SOLECTRON*                     7,100               315
    STERLING COMMERCE*             5,000               213
    STORAGE TECHNOLOGY*            3,261               275
    STRATUS COMPUTER*                850                37
    SUNGARD DATA SYSTEMS*          4,400               157
    SYMBOL TECHNOLOGIES            3,318               128
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                      $3,366
--------------------------------------------------------------------------------

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    CONCRETE & MINERAL PRODUCTS-- 0.1%
    CALMAT                         1,100            $   29
    FERRO                          1,575                45
--------------------------------------------------------------------------------
    TOTAL CONCRETE & MINERAL PRODUCTS               $   74
--------------------------------------------------------------------------------
    CONSUMER PRODUCTS -- 0.1%
    FIRST BRANDS                   2,200                59
--------------------------------------------------------------------------------
    TOTAL CONSUMER PRODUCTS                         $   59
--------------------------------------------------------------------------------
    CONTAINERS & PACKAGING -- 0.1%
    LONGVIEW FIBRE                 2,200                37
--------------------------------------------------------------------------------
    TOTAL CONTAINERS & PACKAGING                    $   37
--------------------------------------------------------------------------------
    DRUGS -- 4.6%
    ALLEGIANCE                     3,200               146
    AMGEN*                        13,000               775
    BIOGEN*                        5,300               235
    CARTER-WALLACE                 1,900                34
    CENTOCOR*                      3,800               160
    CHIRON*                        9,564               185
    FOREST LABORATORIES*           4,368               158
    GENZYME*                       6,024               186
    IVAX*                          5,850                57
    MYLAN LABORATORIES             7,087               192
    PERRIGO*                       3,050                39
    R.P. SCHERER*                  1,450               106
    WATSON PHARMACEUTICALS*        6,300               271
--------------------------------------------------------------------------------
    TOTAL DRUGS                                     $2,544
--------------------------------------------------------------------------------
    ELECTRICAL SERVICES -- 7.9%
    AES*                           9,600               530
    ALLEGHENY ENERGY               6,729               206
    AMETEK                         1,350                41
    CMS ENERGY                     5,800               253
    CONECTIV                       4,687                98
    FLORIDA PROGRESS               6,100               248
    HAWAIIAN ELECTRIC INDUSTRIES   1,475                60
    IDAHO POWER                    1,650                59
    ILLINOVA                       3,100                95
    INTERSTATE ENERGY              1,600                50
    IPALCO ENTERPRISES             2,371               103
    KANSAS CITY POWER & LIGHT      3,250                97
    LG&E                           3,350                89
    MIDAMERICAN ENERGY HOLDINGS    4,964               105
    MINNESOTA POWER & LIGHT        1,825                74
    MONTANA POWER                  2,150                80
    NEVADA POWER                   2,000                49
    NEW CENTURY ENERGIES           5,486               261
    NEW ENGLAND ELECTRIC SYSTEM    3,300               144
    NEW YORK STATE ELECTRIC & GAS  3,650               152
    NIPSCO INDUSTRIES              7,500               201
    NORTHEAST UTILITIES            6,200                88

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998


                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    OGE ENERGY                     2,053            $  113
    PG&E                             997                32
    PINNACLE WEST CAPITAL          5,000               221
    POTOMAC ELECTRIC POWER         6,150               151
    PUBLIC SERVICE COMPANY
     OF NEW MEXICO                 1,200                28
    PUGET SOUND ENERGY             4,200               111
    SCANA                          5,550               166
    TECO ENERGY                    7,372               196
    UCAR INTERNATIONAL*            2,700                88
    WISCONSIN ENERGY               6,500               198
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES                       $4,387
--------------------------------------------------------------------------------
    ENERGY & POWER -- 0.2%
    CALENERGY*                     3,150               103
--------------------------------------------------------------------------------
    TOTAL ENERGY & POWER                            $  103
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 0.3%
    INTERNATIONAL GAME TECHNOLOGY  6,600            $  184
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                             $  184
--------------------------------------------------------------------------------
    ENVIRONMENTAL SERVICES -- 1.1%
    USA WASTE SERVICES*           11,900               584
--------------------------------------------------------------------------------
    TOTAL ENVIRONMENTAL SERVICES                    $  584
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 3.2%
    A.G. EDWARDS & SONS            5,318               239
    BEAR STEARNS                   6,489               370
    CAPITAL ONE FINANCIAL          3,700               355
    FINOVA GROUP                   2,750               161
    PAINE WEBBER GROUP             9,650               432
    T. ROWE PRICE                  2,700               204
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                        $1,761
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 4.0%
    COCA-COLA                     20,650               780
    DEAN FOODS                     2,075                97
    DOLE FOOD                      3,150               142
    DREYER'S GRAND ICE CREAM       1,300                33
    FLOWERS INDUSTRIES             3,656                78
    HORMEL FOODS                   3,800               129
    IBP                            4,650                96
    INTERSTATE BAKERIES            3,700               117
    LANCASTER COLONY               1,848                71
    LANCE                          1,250                27
    MCCORMICK                      4,250               146
    TYSON FOODS                   12,010               232
    UNIVERSAL FOODS                1,200                61
    US FOODSERVICE*                2,750                97
    WHITMAN                        5,300               104
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                  $2,210
--------------------------------------------------------------------------------

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    FORESTRY -- 0.1%
    RAYONIER                       1,100            $   55

--------------------------------------------------------------------------------
    TOTAL FORESTRY                                  $   55
--------------------------------------------------------------------------------
    GAS/NATURAL GAS -- 1.6%
    AGL RESOURCES                  2,150                45
    EL PASO NATURAL GAS            6,518               241
    INDIANA ENERGY                 1,500                47
    KEYSPAN ENERGY                 2,000                68
    MCN                            4,100               155
    NATIONAL FUEL & GAS            1,425                66
    QUESTAR                        2,150                93
    UTILICORP UNITED               2,950               111
    WASHINGTON GAS LIGHT           2,000                54
--------------------------------------------------------------------------------
    TOTAL GAS/NATURAL GAS                           $  880
--------------------------------------------------------------------------------
    HOME BUILDERS -- 0.2%
    CLAYTON HOMES                  5,961               120
--------------------------------------------------------------------------------
    TOTAL HOME BUILDERS                             $  120
--------------------------------------------------------------------------------
    HOTELS & LODGING -- 0.4%
    CIRCUS CIRCUS ENTERPRISES*     4,825                87
    PROMUS HOTEL*                  2,405               109
--------------------------------------------------------------------------------
    TOTAL HOTELS & LODGING                          $  196
--------------------------------------------------------------------------------
    HOUSEHOLD FURNITURE & FIXTURES -- 0.5%
    LEGGETT & PLATT                5,350               278
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD FURNITURE & FIXTURES            $  278
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 0.7%
    DANAHER                        3,750               270
    DIAL                           5,200               127
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                        $  397
--------------------------------------------------------------------------------
    INSURANCE -- 4.0%
    AFLAC                          7,130               463
    AMBAC                          3,950               224
    AMERICAN FINANCIAL GROUP       3,000               131
    FIRST HEALTH GROUP, CL A*      1,400                83
    FOUNDATION HEALTH
     SYSTEMS, CL A*                6,752               195
    HSB GROUP                        900                59
    OLD REPUBLIC INTERNATIONAL     4,900               222
    OXFORD HEALTH PLANS*           4,000                68
    PACIFICARE HEALTH
      SYSTEMS, CL B*               2,153               154
    PMI GROUP                      1,700               138
    POLICY MANAGEMENT SYSTEMS*       850                69
    PROVIDENT                      7,300               285
    TRANSATLANTIC HOLDINGS         1,750               134
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                 $2,225
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

MID-CAP EQUITY PORTFOLIO (CONTINUED)

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    INTERNET SERVICE PROVIDERS -- 1.6%
    AMERICA ONLINE*               10,850            $  868
--------------------------------------------------------------------------------
    TOTAL INTERNET SERVICE PROVIDERS                $  868
--------------------------------------------------------------------------------
    LEASING & RENTING -- 0.3%
    COMDISCO                       3,750               166
--------------------------------------------------------------------------------
    TOTAL LEASING & RENTING                         $  166
--------------------------------------------------------------------------------
    LEISURE PRODUCTS -- 0.4%
    CALLAWAY GOLF                  3,700               101
    ELECTRONIC ARTS*               2,750               127
--------------------------------------------------------------------------------
    TOTAL LEISURE PRODUCTS                          $  228
--------------------------------------------------------------------------------
    MACHINERY -- 1.4%
    AGCO                           3,200                86
    DONALDSON                      2,200                56
    FLOWSERVE                      2,137                64
    KENNAMETAL                     1,600                85
    MARK IV INDUSTRIES             2,615                55
    NORDSON                          800                38
    PENTAIR                        1,574                68
    SMITH INTERNATIONAL*           2,750               162
    STEWART & STEVENSON SERVICES   1,400                31
    VARCO INTERNATIONAL*           2,650                81
    WATTS INDUSTRIES, CL A         1,350                35
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                 $  761
--------------------------------------------------------------------------------
    MANUFACTURING -- 0.2%
    TRINITY INDUSTRIES             2,000               102
--------------------------------------------------------------------------------
    TOTAL MANUFACTURING                             $  102
--------------------------------------------------------------------------------
    MARINE TRANSPORTATION -- 0.2%
    ALEXANDER & BALDWIN            1,900                54
    OVERSEAS SHIPHOLDING GROUP     1,575                33
--------------------------------------------------------------------------------
    TOTAL MARINE TRANSPORTATION                     $   87
--------------------------------------------------------------------------------
    MEASURING DEVICES -- 0.1%
    BECKMAN COULTER                1,250                70
--------------------------------------------------------------------------------
    TOTAL MEASURING DEVICES                         $   70
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES -- 3.5%
    ACUSON CORP*                   1,026                19
    APRIA HEALTHCARE GROUP*        2,550                24
    ATL ULTRASOUND*                  600                29
    BERGEN BRUNSWIG, CL A          2,556               116
    CONCENTRA MANAGED CARE*        1,000                31
    COVANCE*                       2,950                63
    DENTSPLY INTERNATIONAL         3,900               128
    HEALTH MANAGEMENT
     ASSOCIATES, CL A*            10,750               339
    HEALTHCARE & RETIREMENT*       1,825                74

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    MCKESSON                       5,000            $  353
    NOVACARE*                      2,000                28
    OMNICARE                       4,000               137
    QUORUM HEALTH GROUP*           2,000                64
    STRYKER                        5,200               234
    SYBRON INTERNATIONAL*          9,800               260
    VARIAN ASSOCIATES              1,300                64
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES               $1,963
--------------------------------------------------------------------------------
    METALS & MINING -- 0.5%
    CLEVELAND CLIFFS                 325                18
    MINERALS TECHNOLOGIES            900                49
    VULCAN MATERIALS               1,975               227
--------------------------------------------------------------------------------
    TOTAL METALS & MINING                           $  294
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 2.7%
    ACNIELSEN*                     3,000                84
    CINTAS                         5,300               252
    CULLIGAN WATER TECHNOLOGIES*   1,400                81
    FISERV*                        2,675               175
    KELLY SERVICES, CL A           2,000                74
    OGDEN                          2,000                62
    OLSTEN                         3,437                47
    REYNOLDS & REYNOLDS, CL A      4,100                94
    ROLLINS                        1,700                34
    SENSORMATIC ELECTRONICS        2,925                46
    SOTHEBY'S HOLDINGS, CL A       2,600                60
    SOUTHDOWN                      1,300                92
    U.S. FILTER*                   5,800               189
    VIAD                           4,900               126
    VIKING OFFICE PRODUCTS*        4,300               104
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES           $1,520
--------------------------------------------------------------------------------
    MISCELLANEOUS CONSUMER SERVICES -- 1.1%
    MANPOWER                       4,425               195
    ROBERT HALF INTERNATIONAL*     5,100               276
    STEWART ENTERPRISES, CL A      5,000               129
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS CONSUMER SERVICES           $  600
--------------------------------------------------------------------------------
    MISCELLANEOUS MANUFACTURING -- 0.5%
    GTECH*                         1,000                36
    HILLENBRAND INDUSTRIES         3,850               240
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS MANUFACTURING               $  276
--------------------------------------------------------------------------------
    MISCELLANEOUS TRANSPORTATION -- 0.2%
    HARSCO                         2,500               115
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS TRANSPORTATION              $  115
--------------------------------------------------------------------------------
    MOTORCYCLES, BICYCLES & PARTS -- 0.5%
    HARLEY-DAVIDSON                8,360               301
--------------------------------------------------------------------------------
    TOTAL MOTORCYCLES, BICYCLES & PARTS             $  301
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    OFFICE FURNITURE & FIXTURES -- 0.4%
    HERMAN MILLER                  4,600            $  139
    HON INDUSTRIES                 2,400                77
--------------------------------------------------------------------------------
    TOTAL OFFICE FURNITURE & FIXTURES               $  216
--------------------------------------------------------------------------------
    PAPER & PAPER PRODUCTS -- 0.7%
    BOWATER                        1,650                92
    CHESAPEAKE                     1,050                38
    CONSOLIDATED PAPERS            2,250               149
    PH GLATFELTER                  1,800                33
    UNISOURCE WORLDWIDE            3,000                38
    WAUSAU-MOSINEE PAPER           1,520                32
--------------------------------------------------------------------------------
    TOTAL PAPER & PAPER PRODUCTS                    $  382
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 3.6%
    BJ SERVICES*                   4,200               158
    ENSCO INTERNATIONAL            7,600               215
    GLOBAL MARINE*                 9,575               226
    NABORS INDUSTRIES*             5,350               135
    NOBLE AFFILIATES               2,900               125
    NOBLE DRILLING*                7,300               236
    PARKER DRILLING*               2,800                29
    PIONEER NATURAL RESOURCES*     3,950                95
    QUAKER STATE                   1,350                24
    RANGER OIL LIMITED             4,310                30
    SEAGULL ENERGY*                3,200                55
    TIDEWATER                      3,355               133
    TRANSOCEAN OFFSHORE            5,600               313
    VALERO ENERGY                  2,300                74
    WEATHERFORD ENTERRA*           2,733               137
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                 $1,985
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 1.3%
    LYONDELL PETROCHEMICAL         4,000               132
    MURPHY OIL                     2,400               123
    TOSCO                          9,300               331
    ULTRAMAR DIAMOND SHAMROCK      3,800               123
--------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                        $  709
--------------------------------------------------------------------------------
    PRINTING & PUBLISHING -- 1.5%
    A.H. BELO, CL A                3,600               191
    BANTA                          1,200                38
    HOUGHTON MIFFLIN               1,380                45
    LEE ENTERPRISES                1,850                58
    MEDIA GENERAL                  1,100                52
    SCHOLASTIC*                      600                22
    STANDARD REGISTER              1,200                48
    WALLACE COMPUTER SERVICES      1,900                69
    WASHINGTON POST, CL B            550               288
--------------------------------------------------------------------------------
    TOTAL PRINTING & PUBLISHING                     $  811
--------------------------------------------------------------------------------

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    PROFESSIONAL SERVICES -- 0.8%
    CORRECTIONS CORPORATION
     OF AMERICA*                   4,400              $122
    PAYCHEX                        6,066               329
--------------------------------------------------------------------------------
    TOTAL PROFESSIONAL SERVICES                       $451
--------------------------------------------------------------------------------
    RAILROADS -- 0.9%
    ILLINOIS CENTRAL               3,125               124
    KANSAS CITY SOUTHERN
     INDUSTRIES                    6,600               298
    WISCONSIN CENTRAL
     TRANSPORTATION*               2,700                66
--------------------------------------------------------------------------------
    TOTAL RAILROADS                                   $488
--------------------------------------------------------------------------------
    RETAIL -- 10.3%
    ANN TAYLOR STORES*               900                14
    BARNES & NOBLE*                3,800               129
    BED BATH & BEYOND*             3,500               172
    BEST BUY*                      1,400                98
    BJ'S WHOLESALE CLUB*           2,000                80
    BRINKER INTERNATIONAL*         2,549                61
    CLAIRE'S STORES                2,487                54
    COMPUSA*                       4,825                90
    CRACKER BARREL OLD
     COUNTRY STORES                3,500               129
    DOLLAR GENERAL                 9,233               350
    DUANE READE*                  15,000               356
    FAMILY DOLLAR STORES           4,450               151
    FASTENAL                       1,650                92
    FRED MEYER*                    4,050               182
    GENERAL NUTRITION*             4,500               161
    HANNAFORD BROTHERS             2,450               109
    HEILIG-MEYERS                  2,050                29
    KOHL'S*                        8,200               339
    LANDS' END*                    1,350                50
    LINENS 'N THINGS*              5,000               301
    LONE STAR STEAKHOUSE
     & SALOON*                     2,650                56
    MICRO WAREHOUSE*               1,400                22
    NINE WEST GROUP*               1,600                45
    OFFICE DEPOT*                  8,623               286
    OFFICEMAX*                     5,000                94
    OUTBACK STEAKHOUSE*            2,800               107
    PAYLESS SHOESOURCE*            2,000               143
    PREMARK INTERNATIONAL          3,000               100
    PROFFITTS*                     5,000               199
    RITE AID                      20,000               643
    RUDDICK                        1,400                25
    SAKS HOLDINGS*                 4,000                89

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

MID-CAP EQUITY PORTFOLIO (CONCLUDED)

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    SBARRO                           850            $   25
    STAPLES*                      14,611               361
    STARBUCKS*                     4,500               217
    TIFFANY & COMPANY              1,850                84
    U.S. OFFICE PRODUCTS*          6,000               106
    WARNACO GROUP                  2,850               120
--------------------------------------------------------------------------------
    TOTAL RETAIL                                    $5,669
--------------------------------------------------------------------------------
    RUBBER & PLASTIC -- 0.6%
    CARLISLE                       1,200                61
    HANNA                          2,124                49
    SONOCO PRODUCTS                5,500               221
--------------------------------------------------------------------------------
    TOTAL RUBBER & PLASTIC                          $  331
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS -- 5.1%
    ALTERA*                        4,500               182
    AMERICAN POWER CONVERSION*     5,550               179
    ANALOG DEVICES*                9,000               350
    ATMEL*                         5,250               106
    CADENCE DESIGN SYSTEMS*        9,000               327
    CYPRESS SEMICONDUCTOR*         4,250                43
    INTEGRATED DEVICE TECHNOLOGY*  3,000                36
    LINEAR TECHNOLOGY              4,200               338
    MAXIM INTEGRATED PRODUCTS*     7,000               283
    MENTOR GRAPHICS*               2,400                25
    STRUCTURAL DYNAMICS RESEARCH*  2,000                57
    SYNOPSYS*                     12,300               529
    TERADYNE*                      4,250               155
    XILINX*                        4,725               216
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS               $2,826
--------------------------------------------------------------------------------
    SPECIALTY MACHINERY -- 0.3%
    TECUMSEH PRODUCTS, CL A          950                48
    YORK INTERNATIONAL             2,100               104
--------------------------------------------------------------------------------
    TOTAL SPECIALTY MACHINERY                       $  152
--------------------------------------------------------------------------------
    STEEL & STEEL WORKS -- 0.7%
    AK STEEL HOLDING               3,500                74
    ALUMAX INCORPORATED*           2,450               121
    CARPENTER TECHNOLOGY           1,100                64
    OREGON STEEL MILLS             1,600                38
    PRECISION CASTPARTS            1,050                65
--------------------------------------------------------------------------------
    TOTAL STEEL & STEEL WORKS                       $  362
--------------------------------------------------------------------------------

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    TECHNOLOGY -- 0.2%
    NCR*                           3,300            $  121
--------------------------------------------------------------------------------
    TOTAL TECHNOLOGY                                $  121
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 2.5%
    360 COMMUNICATIONS*            6,300               193
    ALIANT COMMUNICATIONS          1,450                41
    CENTURY TELEPHONE
     ENTERPRISES                   4,575               195
    CINCINNATI BELL                7,200               275
    COMSAT                         2,050                83
    LCI INTERNATIONAL*             4,450               177
    SOUTHERN NEW ENGLAND
     TELECOM                       3,850               270
    TELEPHONE & DATA SYSTEMS       3,100               147
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS           $1,381
--------------------------------------------------------------------------------
    TESTING LABORATORIES -- 0.4%
    QUINTILES TRANSNATIONAL*       4,800               238
--------------------------------------------------------------------------------
    TOTAL TESTING LABORATORIES                      $  238
--------------------------------------------------------------------------------
    TRANSPORTATION SERVICES -- 0.2%
    GATX                           1,275               106
--------------------------------------------------------------------------------
    TOTAL TRANSPORTATION SERVICES                   $  106
--------------------------------------------------------------------------------
    TRUCKING -- 0.4%
    ARNOLD INDUSTRIES              1,500                24
    CNF TRANSPORTATION             2,400                93
    JB HUNT TRANSPORT SERVICES     2,100                67
    PITTSTON SERVICES              1,600                63
--------------------------------------------------------------------------------
    TOTAL TRUCKING                                 $   247
--------------------------------------------------------------------------------
    WATER UTILITIES -- 0.2%
    AMERICAN WATER WORKS           4,100               123
--------------------------------------------------------------------------------
    TOTAL WATER UTILITIES                          $   123
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $37,764)                                 $55,019
--------------------------------------------------------------------------------
RIGHT -- 0.3%
    TALBERT MEDICAL MANAGEMENT*    2,350               141
--------------------------------------------------------------------------------
TOTAL RIGHT
    (Cost $93)                                     $   141
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.8%
    (Cost $37,857)                                 $55,160
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 0.2%          $   120
================================================================================

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                                                  MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 3,916,843 outstanding
   shares of beneficial interest                   $35,714
Accumulated net realized gain on investments         2,263
Net unrealized appreciation on investments          17,303
================================================================================
TOTAL NET ASSETS -- 100.0%                         $55,280
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $14.11
================================================================================
* NON-INCOME PRODUCING SECURITY
CL--CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


ARK FUNDS: SMALL-CAP EQUITY PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Real Estate Investment Trusts -- 2%
Chemicals & Drugs -- 3%
Computers & Services -- 5%
Consumer Cyclicals -- 5%
Miscellaneous -- 5%
Retail -- 10%
Miscellaneous Business -- 14%
Transportation -- 2%
Technology -- 22%
Financial -- 16%
Repurchase Agreement -- 16%

                                                  MARKET
DESCRIPTION                       SHARES          VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 92.6%
    AIR TRANSPORTATION -- 2.1%
    MIDWAY AIRLINES*              30,000            $  630
--------------------------------------------------------------------------------
    TOTAL AIR TRANSPORTATION                        $  630
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 1.2%
    KAYDON                         8,000               350
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                                $  350
--------------------------------------------------------------------------------
    BANKS -- 8.2%
    ALBANK FINANCIAL              10,000               525
    GOLDEN STATE BANCORP*         10,000               390
    SOVEREIGN BANCORP             31,600               596
    STERLING BANCORP              20,000               560
    TCF FINANCIAL                 10,000               326
--------------------------------------------------------------------------------
    TOTAL BANKS                                     $2,397
--------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING-- 4.0%
    COX RADIO, CL A*               6,000               290
    JACOR COMMUNICATIONS*          9,000               512
    U.S. WEST MEDIA GROUP*        10,000               377
--------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING    $1,179
--------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION -- 1.0%
    TOLL BROTHERS*                10,000               279
--------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION                   $  279
--------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION SUPPLIES -- 1.7%
    MCDERMOTT INTERNATIONAL       12,000               496
--------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION SUPPLIES          $  496
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 9.1%
    BROADCOM CORPORATION, CL A*      500                24
    CIENA*                        15,000               836
    MERCURY COMPUTER SYSTEMS*      7,500               124
    RELTEC*                       12,000               478
    VISUAL NETWORKS*              20,000               662
    YURIE SYSTEMS*                15,000               521
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                  $2,645
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 5.6%
    COMPUWARE*                    10,000               489
    COMVERSE TECHNOLOGY*           5,000               237

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

ARK FUNDS: SMALL-CAP EQUITY PORTFOLIO
(CONCLUDED)

                                                  MARKET
DESCRIPTION                       SHARES          VALUE (000)
--------------------------------------------------------------------------------
    CUNNINGHAM GRAPHICS
     INTERNATIONAL*                  500            $    9
    ELECTRONICS FOR IMAGING*      30,000               615
    INFORMATION MANAGEMENT
     RESOURCES*                    4,000               109
    J.D. EDWARDS*                  5,000               178

--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                      $1,637
--------------------------------------------------------------------------------
    DRUGS -- 3.6%
    COULTER PHARMACEUTICAL*       10,000               288
    DURA PHARMACEUTICALS*         15,000               398
    MEDAREX*                      29,000               190
    SHIRE PHARMACEUTICALS
     GROUP PLC*                    8,000               180
--------------------------------------------------------------------------------
    TOTAL DRUGS                                     $1,056
--------------------------------------------------------------------------------
    ELECTRICAL TECHNOLOGY -- 0.9%
    ANADIGICS*                    15,000               250
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL TECHNOLOGY                     $  250
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 1.1%
    DOVER DOWNS ENTERTAINMENT     10,000               328
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                             $  328
--------------------------------------------------------------------------------
    ENVIRONMENTAL SERVICES -- 1.8%
    EASTERN ENVIRONMENTAL
     SERVICES*                    20,000               523
--------------------------------------------------------------------------------
    TOTAL ENVIRONMENTAL SERVICES                    $  523
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 9.2%
    CONNING*                      25,000               513
    FRIEDMAN BILLING RAMSEY
     GROUP, CL A                  50,000               941
    LONG BEACH FINANCIAL*         40,000               522
    T & W FINANCIAL*              25,000               713
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                        $2,689
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 0.7%
    RPM                           12,500               216
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                        $  216
--------------------------------------------------------------------------------
    INSURANCE -- 0.4%
    ANNUITY & LIFE RE HOLDINGS*    5,000               119
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                 $  119
--------------------------------------------------------------------------------
    LEISURE PRODUCTS -- 3.1%
    TIFFANY & COMPANY             20,000               910
--------------------------------------------------------------------------------
    TOTAL LEISURE PRODUCTS                          $  910
--------------------------------------------------------------------------------
    MACHINERY -- 0.3%
    SECOM GENERAL*                50,000                91
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                 $   91
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 6.6%
    INTUIT*                        7,000               372
    NETWORKS ASSOCIATES*           6,000               411

                                                  MARKET
DESCRIPTION                       SHARES          VALUE (000)
--------------------------------------------------------------------------------
    SAPIENS INTERNATIONAL*        60,000            $  540
    SAPIENT*                       6,000               296
    USWEB*                         5,000               114
    VERISIGN*                      5,000               192
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES           $1,925
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 1.6%
    DRIL-QUIP*                    13,000               467
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                $   467
--------------------------------------------------------------------------------
    PRINTING & PUBLISHING -- 0.1%
    ZIFF-DAVIS*                    1,000                18
--------------------------------------------------------------------------------
    TOTAL PRINTING & PUBLISHING                    $    18
--------------------------------------------------------------------------------
    PROFESSIONAL SERVICES -- 3.1%
    PROVANT*                       1,000                19
    SNYDER COMMUNICATIONS*        15,000               637
    SYLVAN LEARNING SYSTEMS*       5,000               247
--------------------------------------------------------------------------------
    TOTAL PROFESSIONAL SERVICES                    $   903
--------------------------------------------------------------------------------
    REAL ESTATE INVESTMENT TRUST -- 1.8%
    KILROY REALTY CORP            20,000               530
--------------------------------------------------------------------------------
    TOTAL REAL ESTATE INVESTMENT TRUST             $   530
--------------------------------------------------------------------------------
    RETAIL -- 11.4%
    DARDEN RESTAURANTS            40,000               640
    FOOD LION, CL A               35,000               354
    LINENS 'N THINGS*              7,000               422
    OUTBACK STEAKHOUSE*           10,000               381
    ROSS STORES                   10,000               463
    SUN TELEVISION & APPLIANCES* 125,000               316
    TROPICAL SPORTSWEAR*          45,000               765
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 3,341
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS-- 1.8%
    ARM HOLDINGS PLC, ADR*         2,000                81
    LEVEL ONE COMMUNICATIONS*     10,000               311
    POWER-ONE*                    10,000               126
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS              $   518
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 12.2%
    ADVANCED FIBRE
     COMMUNICATION*               15,000               636
    CLEARNET, CL A*               30,000               418
    ELECTRIC LIGHTWAVE*           28,000               536
    ESAT TELECOM GROUP, ADR*       5,000               160
    ICG COMMUNICATIONS*           12,628               442
    IRIDIUM WORLD
     COMMUNICATIONS*               5,000               328
    NEXTLINK COMMUNICATIONS*      25,000               750
    TELIGENT*                     10,000               294
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 3,564
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $23,546)                                 $27,061
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                               SHARES/PRINCIPAL   MARKET
DESCRIPTION                    AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
FOREIGN PREFERRED STOCK -- 0.1%
    SPARTA PHARMACEUTICALS (A)*   10,000           $    29
--------------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCK
    (Cost $95)                                     $    29
--------------------------------------------------------------------------------
WARRANT -- 0.0%
    SPARTA PHARMACEUTICALS, CL C*   66,666              10
--------------------------------------------------------------------------------
TOTAL WARRANT
    (Cost $5)                                      $    10
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 17.9%
    FIRST BOSTON
     5.500%, dated 04/30/98, matures
     05/01/98, repurchase price
     $5,220,488 (collateralized by
     U.S. Treasury Bond:
     total market value
     $5,340,626)                    $5,220           5,220
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $5,220)                                  $ 5,220
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 110.6%
    (Cost $28,866)                                 $32,320
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- (10.6%)        $(3,095)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 2,307,949 outstanding
   shares of beneficial interest                    23,095
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 156,700 outstanding
   shares of beneficial interest                     1,963
Accumulated net realized gain on investments           713
Net unrealized appreciation on investments           3,454
================================================================================
TOTAL NET ASSETS -- 100.0%                         $29,225
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $11.86
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                 $11.83
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- RETAIL CLASS
    ($11.83 / 95.25%) (B)                           $12.42
================================================================================
* NON-INCOME PRODUCING SECURITY
(A) SECURITY VALUED IN GOOD FAITH BASED ON GUIDELINES ESTABLISHED BY THE BOARD OF TRUSTEES.
(B) EFFECTIVE 10/01/97, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME.
    THE MAXIMUM SALES LOAD IS 4.75%.
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
PLC--PUBLIC LIMITED COMPANY
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


ARK FUNDS: INTERNATIONAL EQUITY SELECTION PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Repurchase Agreement -- 7%
Mutual Funds -- 93%
% of Total Portfolio Investments

                              SHARES/PRINCIPAL    MARKET
DESCRIPTION                   AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
MUTUAL FUNDS -- 93.6%
    AMERICAN ADVANTAGE INTERNATIONAL
     EQUITY FUND                 415,890          $  7,752
    AMERICAN FUNDS EUROPACIFIC
     GROWTH FUND                 250,905             7,505
    GAM INTERNATIONAL FUND        71,240             2,345
    HARBOR INTERNATIONAL FUND    234,320             9,757
    HOTCHKIS & WILEY
     INTERNATIONAL FUND          170,249             4,463
    TEMPLETON FOREIGN FUND,
     CL I                        635,808             7,045
--------------------------------------------------------------------------------
TOTAL MUTUAL FUNDS
    (Cost $33,988)                                 $38,867
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.5%
    FIRST BOSTON
     5.500%, dated 04/30/98, matures
     05/01/98, repurchase price
     $2,693,882 (collateralized by
     U.S. Treasury Bond: total
     market value $2,748,880)     $2,693             2,693
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $2,693)                                  $ 2,693
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
    (Cost $36,681)                                 $41,560
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (0.1%)        $   (37)
================================================================================

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

ARK FUNDS: INTERNATIONAL EQUITY SELECTION
 PORTFOLIO (CONCLUDED)

                                                  MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 3,607,011 outstanding
   shares of beneficial interest                   $36,347
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 1,073 outstanding
   shares of beneficial interest                        13
Accumulated net realized gain on investments           284
Net unrealized appreciation on investments           4,879
================================================================================
TOTAL NET ASSETS -- 100.0%                         $41,523
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $11.51
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                 $11.51
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- RETAIL CLASS
    ($11.51 / 98.50%)                               $11.69
================================================================================
CL--CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


ARK FUNDS: INTERNATIONAL EQUITY PORTFOLIO

[PIE CHART OMITTED]

PLOT POINTS TO FOLLOW:

Hong Kong -- 5%
Other -- 8%
Netherlands -- 8%
Switzerland -- 9%
France -- 10%
Germany -- 10%
United Kingdom -- 26%
Ireland -- 12%
Japan -- 12%
% of Total Portfolio Investments

                                                 MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 97.5%
    AUSTRALIA -- 0.8%
    NATIONAL AUSTRALIA BANK        1,966              $ 28
--------------------------------------------------------------------------------
    TOTAL AUSTRALIA                                   $ 28
--------------------------------------------------------------------------------
    FINLAND -- 0.9%
    NOKIA OYJ, SERIES A              525                35
--------------------------------------------------------------------------------
    TOTAL FINLAND                                     $ 35
--------------------------------------------------------------------------------
    FRANCE -- 10.2%
    ACCOR                            320                87
    AXA                              620                73
    BANQUE NATIONAL PARIS            620                52
    CIE GENERALE DES EAUX            621               115
    TOTAL, SERIES B                  450                54
--------------------------------------------------------------------------------
    TOTAL FRANCE                                      $381
--------------------------------------------------------------------------------
    GERMANY -- 7.4%
    DEUTSCHE BANK                    651                50
    HENKEL KGAA                      594                46
    MANNESMANN                       174               138
    VEBA                             650                43
--------------------------------------------------------------------------------
    TOTAL GERMANY                                     $277
--------------------------------------------------------------------------------
    HONG KONG -- 4.8%
    GUANGNAN HOLDINGS             76,000                49
    NEW WORLD DEVELOPMENT         15,000                43
    SINO LAND                    200,000                87
--------------------------------------------------------------------------------
    TOTAL HONG KONG                                   $179
--------------------------------------------------------------------------------
    IRELAND -- 12.0%
    BANK OF IRELAND                4,600                93
    CRH                            6,700                96
    GREENCORE GROUP               20,000               122
    IRISH LIFE                    15,000               139
--------------------------------------------------------------------------------
    TOTAL IRELAND                                     $450
--------------------------------------------------------------------------------
    ITALY -- 3.2%
    ASSICURAZIONI GENERALI         1,003                30
    ENI                            5,306                36
    TELECOM ITALIA                 7,130                53
--------------------------------------------------------------------------------
    TOTAL ITALY                                       $119
--------------------------------------------------------------------------------

                            STATEMENTS OF NET ASSETS
                                 April 30, 1998

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    JAPAN -- 11.8%
    FUJITSU                        5,000              $ 58
    HONDA MOTOR                    1,000                36
    ITO YOKADO                     1,000                52
    MATSUSHITA ELECTRIC            4,000                64
    SHIN-ETSU CHEMICAL             3,000                58
    SUMITOMO ELECTRIC              4,000                48
    TOKIO MARINE & FIRE INSURANCE  6,000                65
    TOPPAN PRINTING                5,000                59
--------------------------------------------------------------------------------
    TOTAL JAPAN                                       $440
--------------------------------------------------------------------------------
    NETHERLANDS -- 8.0%
    ABN-AMRO                       2,780                68
    AHOLD                          1,158                36
    ING GROEP                      1,079                70
    ROYAL DUTCH PETROLEUM            430                24
    VNU                            3,160               102
--------------------------------------------------------------------------------
    TOTAL NETHERLANDS                                 $300
--------------------------------------------------------------------------------
    SWEDEN -- 3.8%
    ELECTROLUX AB, SERIES B          687                64
    ERICSSON                         941                50
    SANDVIK, SERIES B                969                28
--------------------------------------------------------------------------------
    TOTAL SWEDEN                                      $142
--------------------------------------------------------------------------------
    SWITZERLAND -- 8.5%
    CREDIT SUISSE GROUP              320                70
    NESTLE                            44                85
    NOVARTIS                          38                63
    ROCHE HOLDINGS                     5                51
    UBS-BEARER                        29                47
--------------------------------------------------------------------------------
    TOTAL SWITZERLAND                                 $316
--------------------------------------------------------------------------------
    THAILAND -- 0.0%
    FINANCE ONE PUBLIC*            3,000                 --
--------------------------------------------------------------------------------
    TOTAL THAILAND                                    $  --
--------------------------------------------------------------------------------
    UNITED KINGDOM -- 26.1%
    ALLIED-DOMECQ*                   300                 3
    ASDA GROUP                    13,700                46
    BARCLAYS BANK                  1,157                33
    BARRATT DEVELOPMENTS           2,000                11
    BAT INDUSTRIES                 3,019                28
    BRITISH PETROLEUM              3,047                48
    COOKSON GROUP                  3,000                13
    GLAXO WELLCOME                 2,828                80
    GRANADA GROUP                  3,017                52
    HSBC HOLDINGS                  1,574                50
    LLOYDS TSB GROUP               5,921                89
    MARKS & SPENCER                4,299                41
    NATIONAL WESTMINSTER           1,895                38
    PRUDENTIAL                     5,443                77
    RAILTRACK GROUP                3,292                60

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    ROYAL & SUN ALLIANCE
     INSURANCE GROUP               4,000            $   45
    SEVERN TRENT                   1,914                31
    SHELL TRANSPORTATION
     & TRADING                     7,419                55
    VODAFONE GROUP                 5,552                61
    YORKSHIRE WATER                2,433                20
    ZENECA GROUP                   2,234                96
--------------------------------------------------------------------------------
    TOTAL UNITED KINGDOM                            $  977
--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
    (Cost $2,943)                                   $3,644
--------------------------------------------------------------------------------
FOREIGN PREFERRED STOCKS -- 2.8%
    GERMANY -- 2.8%
    GEA                              140                57
    SAP                               96                48
--------------------------------------------------------------------------------
    TOTAL GERMANY                                   $  105
--------------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
    (Cost $80)                                      $  105
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.3%
    (Cost $3,023)                                   $3,749
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (0.3%)         $  (10)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 248,821 outstanding
   shares of beneficial interest                     2,218
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 79,569 outstanding
   shares of beneficial interest                       862
Undistributed net investment income                      9
Accumulated net realized loss on investments           (68)
Net unrealized depreciation on forward
   foreign currency contracts, foreign
   currency and translation of other assets
   and liabilities in foreign currency                  (8)
Net unrealized appreciation on investments             726
================================================================================
TOTAL NET ASSETS -- 100.0%                          $3,739
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $11.39
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS                 $11.37
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- RETAIL CLASS
    ($11.37 / 95.25%) (A)                           $11.94
================================================================================
*  NON-INCOME PRODUCING SECURITY
(A) EFFECTIVE 10/01/97, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME.
    THE MAXIMUM SALES LOAD IS 4.75%.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  STATEMENTS OF OPERATIONS (000)
                                                FOR THE YEAR OR PERIOD INDICATED

                                                                TAX-FREE         U.S. GOVERNMENT      U.S. TREASURY      SHORT-TERM
                                           MONEY MARKET       MONEY MARKET        MONEY MARKET        MONEY MARKET        TREASURY
                                             PORTFOLIO          PORTFOLIO           PORTFOLIO           PORTFOLIO         PORTFOLIO
                                           ------------       ------------       ---------------      -------------      ----------
                                              5/1/97             5/1/97              5/1/97              5/1/97            5/1/97
                                            to 4/30/98         to 4/30/98          to 4/30/98          to 4/30/98        to 4/30/98
                                           ------------       ------------       ---------------      -------------      ----------
INVESTMENT INCOME:
   Dividends                                $    --            $    --               $    --             $    --          $    --
   Interest                                  30,797              5,392                77,178              20,376            2,370
   Less: Foreign Taxes Withheld                  --                 --                    --                  --               --
                                            -------            -------               -------             -------          -------
     Total Investment Income                 30,797              5,392                77,178              20,376            2,370
                                            -------            -------               -------             -------          -------

EXPENSES:
   Administrator Fees                           697                189                 1,778                 494               53
   Less: Waiver of Administrator Fees            --                 --                    --                  --               --
   Investment Advisory Fees                   1,341                364                 3,419                 950              143
   Less: Waiver of Investment
     Advisory Fees                             (751)              (233)               (1,504)               (228)              (7)
   Custodian Fees                                93                 23                   259                  45               11
   Less: Waiver of Custodian Fees                --                 --                    --                  --               --
   Transfer Agency Fees                          32                  9                    77                  23                2
   Professional Fees                             75                 22                   188                  52                8
   Registration Fees                             58                 26                   131                  48                3
   Distribution Fees--Retail Class              454                 65                    90                  69               71
   Less: Waiver of Distribution Fees--
     Retail Class                                --                 --                    --                  --              (27)
   Distribution Fees--
     Institutional II Class                      83                 21                    73                  88               --
   Printing Fees                                 67                 16                   139                  39               (1)
   Trustee Fees                                   7                  2                    21                   5                1
   Amortization of Deferred
     Organization Costs                           4                  4                     4                   4                3
   Miscellaneous Fees                            32                  8                   118                  11                2
   Shareholder Servicing Fees--
     Institutional Class                        132                 49                   490                 105               12
   Less: Waiver of Shareholder Servicing
     Fees--Institutional Class                  (79)               (30)                 (280)                (45)              (7)
   Shareholder Servicing Fees--
     Retail Class                               273                 39                    48                  41               20
   Less: Waiver of Shareholder Servicing
     Fees--Retail Class                        (163)               (23)                  (29)                (25)             (20)
                                            -------            -------               -------             -------          -------
     Total Expenses                           2,355                551                 5,022               1,676              267
                                            -------            -------               -------             -------          -------
   Net Investment Income                     28,442              4,841                72,156              18,700            2,103
                                            -------            -------               -------             -------          -------
   Net Realized Gain (Loss) on:
     Investments                                (12)                --                    (2)                (45)              62
     Foreign Currency Transactions               --                 --                    --                  --               --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments
     and Foreign Currency Transactions           --                 --                    --                  --              357
                                            -------            -------               -------             -------          -------
   Net Realized and Unrealized
     Gain (Loss) on Investments
     and Foreign Currency Transactions          (12)                --                    (2)                (45)             419
                                            -------            -------               -------             -------          -------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations              $28,430            $ 4,841               $72,154             $18,655          $ 2,522
                                            =======            =======               =======             =======          =======




                                                SHORT-TERM            MARYLAND           PENNSYLVANIA
                                                   BOND               TAX-FREE             TAX-FREE              INCOME
                                               PORTFOLIO (1)          PORTFOLIO          PORTFOLIO (1)          PORTFOLIO
                                           ---------------------     ----------      ---------------------     ----------
                                              3/1/98   3/1/97          5/1/97           3/1/98   3/1/97          5/1/97
                                           to 4/30/98 to 2/28/98     to 4/30/98      to 4/30/98 to 2/28/98     to 4/30/98
                                           ---------------------     ----------      ---------------------     ----------
INVESTMENT INCOME:
   Dividends                                 $    --   $    --        $    --          $    --   $    --        $   168
   Interest                                    1,415     9,349          5,407            1,640    10,754         18,862+
   Less: Foreign Taxes Withheld                   --        --             --               --        --             --
                                             -------   -------        -------          -------   -------        -------
     Total Investment Income                   1,415     9,349          5,407            1,640    10,754         19,030
                                             -------   -------        -------          -------   -------        -------

EXPENSES:
   Administrator Fees                             34       257            132               52       393            365
   Less: Waiver of Administrator Fees             (4)      (63)            --               (5)      (94)            --
   Investment Advisory Fees                      174     1,062            524              232     1,567          1,431
   Less: Waiver of Investment
     Advisory Fees                               (26)     (212)           (61)             (23)     (313)           (24)
   Custodian Fees                                  5        29             16                1        39             51
   Less: Waiver of Custodian Fees                 --        --             --               14       (13)            --
   Transfer Agency Fees                           12        21              6                4        21             17
   Professional Fees                               2        32             16                1        32             45
   Registration Fees                               1        14             13                1        10             38
   Distribution Fees--Retail Class                --        --             56               --        --             17
   Less: Waiver of Distribution Fees--
     Retail Class                                 --        --             (9)              --        --             (3)
   Distribution Fees--
     Institutional II Class                       --        --             --               --        --             --
   Printing Fees                                   3         7             13               --        12             33
   Trustee Fees                                    2         3              2               --         7              4
   Amortization of Deferred
     Organization Costs                            1        --              3               --        --              4
   Miscellaneous Fees                              3        17              6                3        18             12
   Shareholder Servicing Fees--
     Institutional Class                          21        --             42               35        --            153
   Less: Waiver of Shareholder Servicing
     Fees--Institutional Class                   (13)       --            (25)             (21)       --            (92)
   Shareholder Servicing Fees--
     Retail Class                                 --        --             24               --        --              8
   Less: Waiver of Shareholder Servicing
     Fees--Retail Class                           --        --            (24)              --        --             (8)
                                             -------   -------        -------          -------   -------        -------
     Total Expenses                              215     1,167            734              294     1,679          2,051
                                             -------   -------        -------          -------   -------        -------
   Net Investment Income                       1,200     8,182          4,673            1,346     9,075         16,979
                                             -------   -------        -------          -------   -------        -------
   Net Realized Gain (Loss) on:
     Investments                                   1      (317)           541              384     1,985          3,238
     Foreign Currency Transactions                --        --             --               --        --             --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments
     and Foreign Currency Transactions          (172)      584          2,461           (3,114)    2,425          7,153
                                             -------   -------        -------          -------   -------        -------
   Net Realized and Unrealized
     Gain (Loss) on Investments
     and Foreign Currency Transactions          (171)      267          3,002           (2,730)    4,410         10,391
                                             -------   -------        -------          -------   -------        -------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations               $ 1,029   $ 8,449        $ 7,675          $(1,384)  $13,485        $27,370
                                             =======   =======        =======          =======   =======        =======




                                                INTERMEDIATE          U.S. GOVERNMENT
                                                FIXED INCOME               BOND
                                                  PORTFOLIO            PORTFOLIO (1)
                                                ------------       ---------------------
                                                    5/1/97            3/1/98   3/1/97
                                                  to 4/30/98       to 4/30/98 to 2/28/98
                                                ------------       ---------- ----------
INVESTMENT INCOME:
   Dividends                                      $    39           $    --    $    49
   Interest                                         5,224+            3,075     20,648
   Less: Foreign Taxes Withheld                        --                --         --
                                                  -------           -------    -------
     Total Investment Income                        5,263             3,075     20,697
                                                  -------           -------    -------

EXPENSES:
   Administrator Fees                                 102                67        481
   Less: Waiver of Administrator Fees                  --                (7)      (121)
   Investment Advisory Fees                           471               333      2,023
   Less: Waiver of Investment
     Advisory Fees                                   (115)              (50)      (405)
   Custodian Fees                                      24                 8         40
   Less: Waiver of Custodian Fees                      --                --         --
   Transfer Agency Fees                                 5                14         31
   Professional Fees                                   13                 2         38
   Registration Fees                                   11                 1         19
   Distribution Fees--Retail Class                     --                --         --
   Less: Waiver of Distribution Fees--
     Retail Class                                      --                --         --
   Distribution Fees--
     Institutional II Class                            --                --         --
   Printing Fees                                        7                 2         11
   Trustee Fees                                         1                --          7
   Amortization of Deferred
     Organization Costs                                 3                 1         --
   Miscellaneous Fees                                   4                 3         18
   Shareholder Servicing Fees--
     Institutional Class                               40                43         --
   Less: Waiver of Shareholder Servicing
     Fees--Institutional Class                        (24)              (26)        --
   Shareholder Servicing Fees--
     Retail Class                                      --                --         --
   Less: Waiver of Shareholder Servicing
     Fees--Retail Class                                --                --         --
                                                  -------           -------    -------
     Total Expenses                                   542               391      2,142
                                                  -------           -------    -------
   Net Investment Income                            4,721             2,684     18,555
                                                  -------           -------    -------
   Net Realized Gain (Loss) on:
     Investments                                      356                86       (923)
     Foreign Currency Transactions                     --                --         --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments
     and Foreign Currency Transactions              1,393              (325)     2,239
                                                  -------           -------    -------
   Net Realized and Unrealized
     Gain (Loss) on Investments
     and Foreign Currency Transactions              1,749              (239)     1,316
                                                  -------           -------    -------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                    $ 6,470           $ 2,445    $19,871
                                                  =======           =======    =======

(1) See Note 9 of Notes to Financial Statements regarding fund mergers.
+   Includes income from securities lending program. See Notes to the Financial Statements for additional information.


    The accompanying notes are an integral part of the financial statements.
                                     92 & 93

                                                       STATEMENTS OF OPERATIONS (000)
                                                      FOR THE YEAR OR PERIOD INDICATED

                                                              EQUITY               VALUE               EQUITY             BLUE CHIP
                                          BALANCED            INCOME              EQUITY                INDEX              EQUITY
                                          PORTFOLIO          PORTFOLIO         PORTFOLIO (1)          PORTFOLIO           PORTFOLIO
                                       -------------      -------------   -----------------------   ------------        ------------
                                           5/1/97             5/1/97         3/1/98    3/1/97          10/1/97             5/1/97
                                         to 4/30/98         to 4/30/98     to 4/30/98 to 2/28/98     to 4/30/98          to 4/30/98
                                       -------------      -------------   ----------- -----------   ------------        ------------
INVESTMENT INCOME:
   Dividends                             $   681            $ 3,126          $   449  $ 10,815        $   286             $ 1,098
   Interest                                2,412                256            1,276     1,850             37                 267
   Less: Foreign Taxes Withheld               --                 --               --                       --                  --
                                         -------            -------          -------  --------        -------             -------
     Total Investment Income               3,093              3,382            1,725    12,665            323               1,365
                                         -------            -------          -------  --------        -------             -------

EXPENSES:
   Administrator Fees                        125                128              156       970             26                 101
   Less: Waiver of Administrator Fees         --                 --               --        --            (26)                 --
   Investment Advisory Fees                  537                692              998     5,824             40                 474
   Less: Waiver of Investment
     Advisory Fees                            (8)               (95)            (162)   (1,165)           (38)                (27)
   Custodian Fees                             33                 36               17        68             17                  18
   Transfer Agency Fees                        6                  6               15        31              2                   5
   Professional Fees                          13                 15                8        36              3                  12
   Registration Fees                          11                 11               --        18             14                  17
   Distribution Fees--Retail Class            41                  7               --        --              1                 155
   Less: Waiver of Distribution Fees--
     Retail Class                            (15)                (2)              --        --             --                 (84)
   Distribution Fees--
     Institutional II Class                   --                 --               --        --             --                  --
   Printing Fees                               7                 10                3         8             --                   4
   Trustee Fees                                1                  2                1        16             --                   1
   Amortization of Deferred
     Organization Costs                        4                  3               --        --             --                   3
   Miscellaneous Fees                          6                  2                5        25              1                   3
   Shareholder Servicing Fees--
     Institutional Class                      46                 51               80        --             19                  29
   Less: Waiver of Shareholder Servicing
     Fees--Institutional Class               (28)               (31)             (48)       --            (19)                (17)
   Shareholder Servicing Fees--
     Retail Class                             15                  2               --        --             --                  37
   Less: Waiver of Shareholder Servicing
     Fees--Retail Class                      (15)                (2)              --        --             --                 (37)
                                         -------            -------          -------  --------        -------             -------
     Total Expenses                          779                835            1,073     5,831             40                 694
                                         -------            -------          -------  --------        -------             -------
   Net Investment Income (Loss)            2,314              2,547              652     6,834            283                 671
                                         -------            -------          -------  --------        -------             -------
   Net Realized Gain on:
     Investments                          10,217              9,065            5,752    80,123            420               3,473
     Foreign Currency Transactions            --                 --               --        --             --                  --
   Net Change in Unrealized Appreciation
     on Investments and Foreign
     Currency Transactions                13,045             15,858           19,421    71,490          5,405              21,036
                                         -------            -------          -------  --------        -------             -------
   Net Realized and Unrealized
     Gain on Investments and Foreign
     Currency Transactions                23,262             24,923           25,173   151,613          5,825              24,509
                                         -------            -------          -------  --------        -------             -------
   Net Increase in Net Assets
     Resulting from Operations           $25,576            $27,470          $25,825  $158,447        $ 6,108             $25,180
                                         =======            =======          =======  ========        =======             =======




                                            CAPITAL        MID-CAP       SMALL-CAP          INTERNATIONAL        INTERNATIONAL
                                            GROWTH         EQUITY         EQUITY          EQUITY SELECTION          EQUITY
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO          PORTFOLIO (1)          PORTFOLIO
                                         ------------   ------------   ------------   -----------------------   ---------------
                                            5/1/97         5/1/97         5/1/97          3/1/98    4/1/97          5/1/97
                                          to 4/30/98     to 4/30/98     to 4/30/98     to 4/30/98 to 2/28/98      to 4/30/98
                                         ------------   ------------   ------------   ----------- -----------   ---------------
INVESTMENT INCOME:
   Dividends                               $   406        $   487        $   128          $    --  $   810           $    68
   Interest                                     76             26             51               17      125                15
   Less: Foreign Taxes Withheld                 --             --             --               --       --                (6)
                                           -------        -------        -------          -------  -------           -------
     Total Investment Income                   482            513            179               17      935                77
                                           -------        -------        -------          -------  -------           -------

EXPENSES:
   Administrator Fees                           65             52             32               17      106                 5
   Less: Waiver of Administrator Fees           --             --             --               (2)     (29)               --
   Investment Advisory Fees                    304            286            151               42      245                28
   Less: Waiver of Investment
     Advisory Fees                              (3)           (21)            --              (23)    (141)              (21)
   Custodian Fees                               10             29             33                2       12                28
   Transfer Agency Fees                          3              3              1               13       14                --
   Professional Fees                             7              7              5               --       21                --
   Registration Fees                            10             12              7               (1)      35                 2
   Distribution Fees--Retail Class              40             --              6               --       --                 3
   Less: Waiver of Distribution Fees--
     Retail Class                              (15)            --             (2)              --       --                (3)
   Distribution Fees--
     Institutional II Class                     --             --             --               --       --                --
   Printing Fees                                 4              5              3               --       10                --
   Trustee Fees                                  1              1             --               --        1                --
   Amortization of Deferred
     Organization Costs                          4              2             --               --       --                --
   Miscellaneous Fees                            2              4              2                1        9                13
   Shareholder Servicing Fees--
     Institutional Class                        23             25             12                5       --                 1
   Less: Waiver of Shareholder Servicing
     Fees--Institutional Class                 (14)           (15)            (7)              (3)      --                (1)
   Shareholder Servicing Fees--
     Retail Class                               15             --              2               --       --                --
   Less: Waiver of Shareholder Servicing
     Fees--Retail Class                        (15)            --             (2)              --       --                --
                                           -------        -------        -------          -------  -------           -------
     Total Expenses                            441            390            243               51      283                55
                                           -------        -------        -------          -------  -------           -------
   Net Investment Income (Loss)                 41            123            (64)             (34)     652                22

   Net Realized Gain on:
     Investments                             6,670          4,248          4,416               48    1,296               270
     Foreign Currency Transactions              --             --             --               --       --                 1
   Net Change in Unrealized Appreciation
     on Investments and Foreign
     Currency Transactions                  11,791         10,632          4,818            2,204    2,674               534
                                           -------        -------        -------          -------  -------           -------
   Net Realized and Unrealized
     Gain on Investments and Foreign
     Currency Transactions                  18,461         14,880          9,234            2,252    3,970               805
                                           -------        -------        -------          -------  -------           -------
   Net Increase in Net Assets
     Resulting from Operations             $18,502        $15,003        $ 9,170          $ 2,218  $ 4,622           $   827
                                           =======        =======        =======          =======  =======           =======


(1) See Note 9 of Notes to Financial Statements regarding fund mergers.
 +  Includes income from securities lending program. See Notes to the Financial Statements for additional information.


    The accompanying notes are an integral part of the financial statements.
                                     94 & 95



                                         STATEMENTS OF CHANGES IN NET ASSETS (000)
                                             FOR THE YEAR OR PERIOD INDICATED

                                                                                       TAX-FREE                U.S. GOVERNMENT
                                                                MONEY MARKET          MONEY MARKET              MONEY MARKET
                                                                 PORTFOLIO             PORTFOLIO                  PORTFOLIO
                                                         ----------------------  -----------------------  ------------------------
                                                           5/1/97      5/1/96      5/1/97       5/1/96        5/1/97      5/1/96
                                                         to 4/30/98  to 4/30/97  to 4/30/98   to 4/30/97   to 4/30/98   to 4/30/97
                                                         ----------- ----------  -----------  ----------  ------------  ----------
OPERATIONS:
   Net Investment Income                                  $ 28,442   $ 23,742    $  4,841      $ 3,744    $   72,156   $   60,867
   Net Realized Gain (Loss) on Investments
     and Foreign Currency Transactions                         (12)        (3)         --            --           (2)         (29)
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency                        --         --          --            --           --           --
                                                          --------   --------    --------      --------   ----------   ----------
   Net Increase (Decrease) in Net Assets from Operations    28,430     23,739       4,841         3,744       72,154       60,838
                                                          --------   --------    --------      --------   ----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                                   (14,677)   (15,435)     (3,344)       (2,735)     (66,224)     (59,082)
     Retail Class                                           (9,312)    (5,700)       (808)         (515)      (1,590)          --
     Institutional II Class                                 (4,453)    (2,607)       (688)         (495)      (4,316)      (1,811)
   Net Capital Gains
     Institutional Class                                        --         --          --            --           --           --
     Retail Class                                               --         --          --            --           --           --
                                                          --------   --------    --------      --------   ----------   ----------
   Total Distributions                                     (28,442)   (23,742)     (4,840)       (3,745)     (72,130)     (60,893)
                                                          --------   --------    --------      --------   ----------   ----------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                                         678,729    630,250     129,030       101,174    2,467,089    2,115,793
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio               --         --          --            --           --           --
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets                  --         --          --            --           --           --
     Shares Issued in Lieu of Cash Distributions                --         --          --            --           21           45
     Shares Redeemed                                      (771,203)  (659,673)   (107,675)     (106,822)  (2,432,072)  (1,908,765)
                                                          --------   --------    --------      --------   ----------   ----------
     Total Institutional Class Share Transactions          (92,474)   (29,423)     21,355        (5,648)      35,038      207,073
                                                          --------   --------    --------      --------   ----------   ----------
   Retail Class:
     Shares Issued                                         436,117     78,945      84,889        33,688      160,166           --
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio               --         --          --            --           --           --
     Shares Issued in Lieu of Cash Distributions             8,342      5,699         806           516           --           --
     Shares Redeemed                                      (385,100)   (60,653)    (77,046)      (33,888)     (81,900)          --
                                                          --------   --------    --------      --------   ----------   ----------
     Total Retail Class Share Transactions                  59,359     23,991       8,649           316       78,266           --
                                                          --------   --------    --------      --------   ----------   ----------
   Institutional II Class:
     Shares Issued                                         248,051    136,399      80,395        66,745      470,456      315,465
     Shares Issued in Lieu of Cash Distributions                --         --          --            --           --           --
     Shares Redeemed                                      (228,716)  (102,228)    (67,649)      (59,404)    (416,112)    (295,206)
                                                          --------   --------    --------      --------   ----------   ----------
      Total Institutional II Class Share Transactions       19,335     34,171      12,746         7,341       54,344       20,259
                                                          --------   --------    --------      --------   ----------   ----------
   Increase (Decrease) in Net Assets from
     Shareholder Transactions                              (13,780)    28,739      42,750         2,009      167,648      227,332
                                                          --------   --------    --------      --------   ----------   ----------
   NET INCREASE (DECREASE) IN NET ASSETS                   (13,792)    28,736      42,751         2,008      167,672      227,277

NET ASSETS:
   Beginning of period                                     510,572    481,836     102,313       100,305    1,288,062    1,060,785
                                                          --------   --------    --------      --------   ----------   ----------
   End of period                                          $496,780   $510,572    $145,064      $102,313   $1,455,734   $1,288,062
                                                          ========   ========    ========      ========   ==========   ==========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                                         678,729    630,250     129,030       101,174    2,467,089    2,115,793
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio               --         --          --            --           --           --
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets                  --         --          --            --           --           --
     Shares Issued in Lieu of Cash Distributions                --         --          --            --           21           45
     Shares Redeemed                                      (771,203)  (659,673)   (107,675)     (106,822)  (2,432,072)  (1,908,765)
                                                          --------   --------    --------      --------   ----------   ----------
     Total Institutional Class Share Transactions          (92,474)   (29,423)     21,355        (5,648)      35,038      207,073
                                                          --------   --------    --------      --------   ----------   ----------
   Retail Class:
     Shares Issued                                         436,117     78,945      84,889        33,688      160,166           --
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio               --         --          --            --           --           --
     Shares Issued in Lieu of Cash Distributions             8,342      5,699         806           516           --           --
     Shares Redeemed                                      (385,100)   (60,653)    (77,046)      (33,888)     (81,900)          --
                                                          --------   --------    --------      --------   ----------   ----------
     Total Retail Class Share Transactions                  59,359     23,991       8,649           316       78,266           --
                                                          --------   --------    --------      --------   ----------   ----------
   Institutional II Class:
     Shares Issued                                         248,051    136,399      80,395        66,745      470,456      315,465
     Shares Issued in Lieu of Cash Distributions                --         --          --            --           --        --
     Shares Redeemed                                      (228,716)  (102,228)    (67,649)      (59,404)    (416,112)    (295,206)
                                                          --------   --------    --------      --------   ----------   ----------
     Total Institutional II Class Share Transactions        19,335     34,171      12,746         7,341       54,344       20,259
                                                          --------   --------    --------      --------   ----------   ----------
     Net Increase (Decrease) in Share Transactions         (13,780)    28,739      42,750         2,009      167,648      227,332
                                                          ========   ========    ========      ========   ==========   ==========



                                                             U.S. TREASURY                SHORT-TERM
                                                              MONEY MARKET                 TREASURY
                                                               PORTFOLIO                   PORTFOLIO
                                                         ----------------------      ----------------------
                                                           5/1/97      5/1/96          5/1/97      5/1/96
                                                         to 4/30/98  to 4/30/97      to 4/30/98  to 4/30/97
                                                         ----------  ----------      ----------  ----------
OPERATIONS:
   Net Investment Income                                  $ 18,700    $ 16,904        $  2,103   $  1,651
   Net Realized Gain (Loss) on Investments
     and Foreign Currency Transactions                         (45)         (5)             62         12
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency                        --          --             357       (116)
                                                          --------    --------        --------   --------
   Net Increase (Decrease) in Net Assets from Operations    18,655      16,899           2,522      1,547
                                                          --------    --------        --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                                   (13,110)    (13,231)         (1,221)    (1,009)
     Retail Class                                           (1,281)       (473)           (882)      (641)
     Institutional II Class                                 (4,309)     (3,200)             --         --
   Net Capital Gains
     Institutional Class                                        --          --             (25)       (12)
     Retail Class                                               --          --             (18)       (13)
                                                          --------    --------        --------   --------
   Total Distributions                                     (18,700)    (16,904)         (2,146)    (1,675)
                                                          --------    --------        --------   --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                                         483,164     443,559           4,390      4,158
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio               --          --              --         --
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets                  --          --              --         --
     Shares Issued in Lieu of Cash Distributions                 6           6              30         11
     Shares Redeemed                                      (446,375)   (492,896)         (1,242)    (1,437)
                                                          --------    --------        --------   --------
     Total Institutional Class Share Transactions           36,795     (49,331)          3,178      2,732
                                                          --------    --------        --------   --------
   Retail Class:
     Shares Issued                                          69,512      23,822           2,600     30,973
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio               --          --              --         --
     Shares Issued in Lieu of Cash Distributions               852         474             900        654
     Shares Redeemed                                       (48,733)    (19,380)        (12,215)    (8,554)
                                                          --------    --------        --------   --------
     Total Retail Class Share Transactions                  21,631       4,916          (8,715)    23,073
                                                          --------    --------        --------   --------
   Institutional II Class:
     Shares Issued                                         247,477     186,332              --         --
     Shares Issued in Lieu of Cash Distributions                --          --              --         --
     Shares Redeemed                                      (216,118)   (170,056)             --         --
                                                          --------    --------        --------   --------
      Total Institutional II Class Share Transactions       31,359      16,276              --         --
                                                          --------    --------        --------   --------
   Increase (Decrease) in Net Assets from
     Shareholder Transactions                               89,785     (28,139)         (5,537)    25,805
                                                          --------    --------        --------   --------
   NET INCREASE (DECREASE) IN NET ASSETS                    89,740     (28,144)         (5,161)    25,677

NET ASSETS:
   Beginning of period                                     303,093     331,237          44,500     18,823
                                                          --------    --------        --------   --------
   End of period                                          $392,833    $303,093        $ 39,339   $ 44,500
                                                          ========    ========        ========   ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                                         483,164     443,559             436        416
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio               --          --              --         --
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets                  --          --              --         --
     Shares Issued in Lieu of Cash Distributions                 6           6               3          1
     Shares Redeemed                                      (446,375)   (492,895)           (123)      (144)
                                                          --------    --------        --------   --------
     Total Institutional Class Share Transactions           36,795     (49,330)            316        273
                                                          --------    --------        --------   --------
   Retail Class:
     Shares Issued                                          69,512      23,822             259      3,093
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio               --          --              --         --
     Shares Issued in Lieu of Cash Distributions               852         474              90         65
     Shares Redeemed                                       (48,733)    (19,380)         (1,217)      (855)
                                                          --------    --------        --------   --------
     Total Retail Class Share Transactions                  21,631       4,916            (868)     2,303
                                                          --------    --------        --------   --------
   Institutional II Class:
     Shares Issued                                         247,477     186,332              --         --
     Shares Issued in Lieu of Cash Distributions                --          --              --         --
     Shares Redeemed                                      (216,118)   (170,056)             --         --
                                                          --------    --------        --------   --------
     Total Institutional II Class Share Transactions        31,359      16,276              --         --
                                                          --------    --------        --------   --------
     Net Increase (Decrease) in Share Transactions          89,785     (28,138)           (552)     2,576
                                                          ========    ========        ========   ========



                                                                          SHORT-TERM                              MARYLAND
                                                                             BOND                                 TAX-FREE
                                                                           PORTFOLIO                             PORTFOLIO
                                                             -------------------------------------         -----------------------
                                                               3/1/98       3/1/97        4/1/96             5/1/97      11/18/96
                                                             to 4/30/98   to 2/28/98    to 2/28/97         to 4/30/98   to 4/30/97
                                                             ----------  ------------  -----------         ----------   ----------
OPERATIONS:
   Net Investment Income                                     $  1,200      $  8,182       $  6,514          $  4,673     $  1,872
   Net Realized Gain (Loss) on Investments
     and Foreign Currency Transactions                              1          (317)            (4)              541          469
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency                         (172)          584           (151)            2,461       (1,565)
                                                             --------      --------       --------          --------     --------
   Net Increase (Decrease) in Net Assets from Operations        1,029         8,449          6,359             7,675          776
                                                             --------      --------       --------          --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                                       (1,203)       (8,140)        (6,508)           (3,834)      (1,787)
     Retail Class                                                  --            --             --              (838)         (85)
     Institutional II Class                                        --            --             --                --           --
   Net Capital Gains
     Institutional Class                                           --            --             --              (466)          --
     Retail Class                                                  --            --             --              (121)          --
                                                             --------      --------       --------          --------     --------
   Total Distributions                                         (1,203)       (8,140)        (6,508)           (5,259)      (1,872)
                                                             --------      --------       --------          --------     --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                                              3,424        25,180        166,519            11,869        4,262
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio                  --            --             --                --           --
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets                     --            --             --                --       81,100
     Shares Issued in Lieu of Cash Distributions                  690         4,387          3,234               502           --
     Shares Redeemed                                           (5,815)      (42,510)       (23,426)          (10,974)      (4,730)
                                                             --------      --------       --------          --------     --------
     Total Institutional Class Share Transactions              (1,701)      (12,943)       146,327             1,397       80,632
                                                             --------      --------       --------          --------     --------
   Retail Class:
     Shares Issued                                                 --            --             --            22,144        8,773
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio                  --            --             --                --           --
     Shares Issued in Lieu of Cash Distributions                   --            --             --               959           85
     Shares Redeemed                                               --            --             --            (6,023)        (789)
                                                             --------      --------       --------          --------     --------
     Total Retail Class Share Transactions                         --            --             --            17,080        8,069
                                                             --------      --------       --------          --------     --------
   Institutional II Class:
     Shares Issued                                                 --            --             --                --           --
     Shares Issued in Lieu of Cash Distributions                   --            --             --                --           --
     Shares Redeemed                                               --            --             --                --           --
                                                             --------      --------       --------          --------     --------
      Total Institutional II Class Share Transactions              --            --             --                --           --
                                                             --------      --------       --------          --------     --------
   Increase (Decrease) in Net Assets from
     Shareholder Transactions                                  (1,701)      (12,943)       146,327            18,477       88,701
                                                             --------      --------       --------          --------     --------
   NET INCREASE (DECREASE) IN NET ASSETS                       (1,875)      (12,634)       146,178            20,893       87,605

NET ASSETS:
   Beginning of period                                        133,544       146,178             --            87,605           --
                                                             --------      --------       --------          --------     --------
   End of period                                             $131,669      $133,544       $146,178          $108,498     $ 87,605
                                                             ========      ========       ========          ========     ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                                                349         2,528         16,727             1,168          436
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio                  --            --             --                --           --
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets                     --            --             --                --        8,110
     Shares Issued in Lieu of Cash Distributions                   69           441            325                49           --
     Shares Redeemed                                             (594)       (4,263)        (2,354)           (1,081)        (478)
                                                             --------      --------       --------          --------     --------
     Total Institutional Class Share Transactions                (176)       (1,294)        14,698               136        8,068
                                                             --------      --------       --------          --------     --------
   Retail Class:
     Shares Issued                                                 --            --             --             2,179          883
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio                  --            --             --                --           --
     Shares Issued in Lieu of Cash Distributions                   --            --             --                94            8
     Shares Redeemed                                               --            --             --              (591)         (80)
                                                             --------      --------       --------          --------     --------
     Total Retail Class Share Transactions                         --            --             --             1,682          811
                                                             --------      --------       --------          --------     --------
   Institutional II Class:
     Shares Issued                                                 --            --             --                --           --
     Shares Issued in Lieu of Cash Distributions                   --            --             --                --           --
     Shares Redeemed                                               --            --             --                --           --
                                                             --------      --------       --------          --------     --------
     Total Institutional II Class Share Transactions               --            --             --                --           --
                                                             --------      --------       --------          --------     --------
     Net Increase (Decrease) in Share Transactions               (176)       (1,294)        14,698             1,818        8,879
                                                             ========      ========       ========          ========     ========




                                                                           PENNSYLVANIA
                                                                             TAX-FREE                           INCOME
                                                                            PORTFOLIO                         PORTFOLIO
                                                               -------------------------------------    -----------------------
                                                                 3/1/98        3/1/97      4/1/96         5/1/97       5/1/96
                                                               to 4/30/98    to 2/28/98   to 2/28/97    to 4/30/98   to 4/30/97
                                                               ----------    ----------   ----------    ----------  -----------
OPERATIONS:
   Net Investment Income                                        $  1,346      $  9,075     $  9,061      $ 16,979   $ 13,213
   Net Realized Gain (Loss) on Investments
     and Foreign Currency Transactions                               384         1,985         (365)        3,238     (2,706)
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency                          (3,114)        2,425        4,600         7,153      1,565
                                                                --------      --------     --------      --------   --------
   Net Increase (Decrease) in Net Assets from Operations          (1,384)       13,485       13,296        27,370     12,072
                                                                --------      --------     --------      --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                                          (1,421)       (9,058)      (9,061)      (16,640)   (12,965)
     Retail Class                                                    (11)         (530)          --          (324)      (249)
     Institutional II Class                                           --            --           --            --         --
   Net Capital Gains
     Institutional Class                                             (85)           --           --            --         --
     Retail Class                                                     --            --           --            --         --
                                                                --------      --------     --------      --------   --------
   Total Distributions                                            (1,517)       (9,588)      (9,061)      (16,964)   (13,214)
                                                                --------      --------     --------      --------   --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                                                 1,992        23,203      246,897        95,431     36,737
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio                 24,789            --           --            --         --
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets                        --            --           --            --     55,913
     Shares Issued in Lieu of Cash Distributions                       5            17            5        10,893      1,652
     Shares Redeemed                                              (4,056)      (53,188)     (29,844)      (37,186)   (31,143)
                                                                --------      --------     --------      --------   --------
     Total Institutional Class Share Transactions                 22,730       (29,968)     217,058        69,138     63,159
                                                                --------      --------     --------      --------   --------
   Retail Class:
     Shares Issued                                                   216            --           --         3,976      2,111
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio                  2,600            --           --            --         --
     Shares Issued in Lieu of Cash Distributions                      10            --           --           324        249
     Shares Redeemed                                                (218)           --           --        (1,719)    (2,455)
                                                                --------      --------     --------      --------   --------
     Total Retail Class Share Transactions                         2,608            --           --         2,581        (95)
                                                                --------      --------     --------      --------   --------
   Institutional II Class:
     Shares Issued                                                    --            --           --            --         --
     Shares Issued in Lieu of Cash Distributions                      --            --           --            --         --
     Shares Redeemed                                                  --            --           --            --         --
                                                                --------      --------     --------      --------   --------
      Total Institutional II Class Share Transactions                 --            --           --            --         --
                                                                --------      --------     --------      --------   --------
   Increase (Decrease) in Net Assets from
     Shareholder Transactions                                     25,338       (29,968)     217,058        71,719     63,064
                                                                --------      --------     --------      --------   --------
   NET INCREASE (DECREASE) IN NET ASSETS                          22,437       (26,071)     221,293        82,125     61,922

NET ASSETS:
   Beginning of period                                           195,322       221,393          100       247,068    185,146
                                                                --------      --------     --------      --------   --------
   End of period                                                $217,759      $195,322     $221,393      $329,193   $247,068
                                                                ========      ========     ========      ========   ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                                                   207         2,308       24,915         9,322      3,712
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio                  2,427            --           --            --         --
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets                        --            --           --            --      5,552
     Shares Issued in Lieu of Cash Distributions                       1             2            1         1,072        169
     Shares Redeemed                                                (409)       (5,265)      (2,978)       (3,679)    (3,161)
                                                                --------      --------     --------      --------   --------
     Total Institutional Class Share Transactions                  2,226        (2,955)      21,938         6,715      6,272
                                                                --------      --------     --------      --------   --------
   Retail Class:
     Shares Issued                                                    21            --           --           387        212
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio                    253            --           --            --         --
     Shares Issued in Lieu of Cash Distributions                       1            --           --            32         25
     Shares Redeemed                                                 (21)           --           --          (167)      (246)
                                                                --------      --------     --------      --------   --------
     Total Retail Class Share Transactions                           254            --           --           252         (9)
                                                                --------      --------     --------      --------   --------
   Institutional II Class:
     Shares Issued                                                    --            --           --            --         --
     Shares Issued in Lieu of Cash Distributions                      --            --           --            --         --
     Shares Redeemed                                                  --            --           --            --         --
                                                                --------      --------     --------      --------   --------
     Total Institutional II Class Share Transactions                  --            --           --            --         --
                                                                --------      --------     --------      --------   --------
     Net Increase (Decrease) in Share Transactions                 2,480        (2,955)      21,938         6,967      6,263
                                                                ========      ========     ========      ========   ========



                                                                        INTERMEDIATE
                                                                        FIXED INCOME
                                                                         PORTFOLIO
                                                                  -----------------------
                                                                    5/1/97      11/18/96
                                                                  to 4/30/98   to 4/30/97
                                                                  ----------   ----------
OPERATIONS:
   Net Investment Income                                           $  4,721     $  2,181
   Net Realized Gain (Loss) on Investments
     and Foreign Currency Transactions                                  356          (81)
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency                              1,393       (1,200)
                                                                   --------     --------
   Net Increase (Decrease) in Net Assets from Operations              6,470          900
                                                                   --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                                             (4,723)      (2,181)
     Retail Class                                                        --           --
     Institutional II Class                                              --           --
   Net Capital Gains
     Institutional Class                                               (206)          --
     Retail Class                                                        --           --
                                                                   --------     --------
   Total Distributions                                              (4,929)      (2,181)
                                                                   --------     --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                                                   17,828        4,653
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio                        --           --
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets                           --       78,230
     Shares Issued in Lieu of Cash Distributions                        303           --
     Shares Redeemed                                                (11,670)      (5,276)
                                                                   --------     --------
     Total Institutional Class Share Transactions                     6,461       77,607
                                                                   --------     --------
   Retail Class:
     Shares Issued                                                       --           --
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio                        --           --
     Shares Issued in Lieu of Cash Distributions                         --           --
     Shares Redeemed                                                     --           --
                                                                   --------     --------
     Total Retail Class Share Transactions                               --           --
                                                                   --------     --------
   Institutional II Class:
     Shares Issued                                                       --           --
     Shares Issued in Lieu of Cash Distributions                         --           --
     Shares Redeemed                                                     --           --
                                                                   --------     --------
      Total Institutional II Class Share Transactions                    --           --
                                                                   --------     --------
   Increase (Decrease) in Net Assets from
     Shareholder Transactions                                         6,461       77,607
                                                                   --------     --------
   NET INCREASE (DECREASE) IN NET ASSETS                              8,002       76,326

NET ASSETS:
   Beginning of period                                               76,326           --
                                                                   --------     --------
   End of period                                                   $ 84,328     $ 76,326
                                                                   ========     ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                                                    1,782          499
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio                        --           --
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets                           --        7,823
     Shares Issued in Lieu of Cash Distributions                         30           --
     Shares Redeemed                                                 (1,168)        (535)
                                                                   --------     --------
     Total Institutional Class Share Transactions                       644        7,787

   Retail Class:
     Shares Issued                                                       --           --
     Shares Issued in Conjunction with Acquisition
       of the ARK Pennsylvania Tax-Free Portfolio                        --           --
     Shares Issued in Lieu of Cash Distributions                         --           --
     Shares Redeemed                                                     --           --
                                                                   --------     --------
     Total Retail Class Share Transactions                               --           --
                                                                   --------     --------
   Institutional II Class:
     Shares Issued                                                       --           --
     Shares Issued in Lieu of Cash Distributions                         --           --
     Shares Redeemed                                                     --           --
                                                                   --------     --------
     Total Institutional II Class Share Transactions                     --           --
                                                                   --------     --------
     Net Increase (Decrease) in Share Transactions                      644        7,787
                                                                   ========     ========




    The accompanying notes are an integral part of the financial statements.
                                     96 & 97


                                                   STATEMENTS OF CHANGES IN NET ASSETS (000)
                                                      FOR THE YEAR OR PERIOD INDICATED


                                                               U.S. GOVERNMENT                   BALANCED
                                                               BOND PORTFOLIO                    PORTFOLIO
                                                     -----------------------------------  ----------------------
                                                       3/1/98      3/1/97       4/1/96      5/1/97      5/1/96
                                                     to 4/30/98  to 2/28/98   to 2/28/97  to 4/30/98  to 4/30/97
                                                     ----------  ----------   ----------  ----------  ----------
OPERATIONS:
   Net Investment Income (Loss)                       $  2,684   $ 18,555      $ 13,730    $  2,314    $  2,709
   Net Realized Gain (Loss) on Investments
     and Foreign Currency Transactions                      86       (923)         (949)     10,217       6,028
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments
     and Foreign Currency                                 (325)     2,239        (2,506)     13,045      (1,398)
                                                      --------   --------      --------    --------    --------
   Net Increase (Decrease) in Net Assets
     from Operations                                     2,445     19,871        10,275      25,576       7,339
                                                      --------   --------      --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                                (2,684)   (18,542)      (13,728)     (2,071)     (2,387)
     Retail Class                                           --         --            --        (233)       (118)
     Institutional II Class                                 --         --            --          --          --
   Net Capital Gains
     Institutional Class                                    --         --            --      (8,182)     (4,424)
     Retail Class                                           --         --            --      (1,083)       (203)
                                                      --------   --------      --------    --------    --------
   Total Distributions                                  (2,684)   (18,542)      (13,728)    (11,569)     (7,132)
                                                      --------   --------      --------    --------    --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                                       6,075     69,240       279,905      15,826      14,504
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets              --         --            --          --          --
     Shares Issued in Conjunction with
       Acquisition of the ARK Stock Portfolio               --         --            --          --          --
     Shares Issued in Lieu of Cash Distributions           758      5,185         3,481      10,175       4,943
     Shares Redeemed                                    (5,543)   (70,231)      (20,991)    (18,845)    (44,855)
                                                      --------   --------      --------    --------    --------
     Total Institutional Class Share Transactions        1,290      4,194       262,395       7,156     (25,408)
                                                      --------   --------      --------    --------    --------
   Retail Class:
     Shares Issued                                          30         --            --       9,134       3,804
     Shares Issued in Lieu of Cash Distributions            --         --            --       1,316         321
     Shares Redeemed                                        --         --            --      (2,832)     (1,329)
                                                      --------   --------      --------    --------    --------
     Total Retail Class Share Transactions                  30         --            --       7,618       2,796
                                                      --------   --------      --------    --------    --------
   Institutional II Class:
     Shares Issued                                          --         --            --          --          --
     Shares Issued in Lieu of Cash Distributions            --         --            --          --          --
     Shares Redeemed                                        --         --            --          --          --
                                                      --------   --------      --------    --------    --------
     Total Institutional II Class Share Transactions        --         --            --          --          --
                                                      --------   --------      --------    --------    --------
     Increase (Decrease) in Net Assets from
       Shareholder Transactions                          1,320      4,194       262,395      14,774     (22,612)
                                                      --------   --------      --------    --------    --------
   NET INCREASE (DECREASE) IN NET ASSETS                 1,081      5,523       258,942      28,781     (22,405)

NET ASSETS:
   Beginning of period                                 264,565    259,042           100      83,151     105,556
                                                      --------   --------      --------    --------    --------
   End of period                                      $265,646   $264,565      $259,042    $111,932    $ 83,151
                                                      ========   ========      ========    ========    ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                                         618      7,072        28,154       1,229       1,290
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets              --         --            --          --          --
     Shares Issued in Conjunction with
       Acquisition of the ARK Stock Portfolio               --         --            --          --          --
     Shares Issued in Lieu of Cash Distributions            77        529           351         848         444
     Shares Redeemed                                      (564)    (7,146)       (2,123)     (1,497)     (3,988)
                                                      --------   --------      --------    --------    --------
     Total Institutional Class Share Transactions          131        455        26,382         580      (2,254)
                                                      --------   --------      --------    --------    --------
   Retail Class:
     Shares Issued                                           3         --            --         716         337
     Shares Issued in Lieu of Cash Distributions            --         --            --         110          29
     Shares Redeemed                                        --         --            --        (224)       (118)
                                                      --------   --------      --------    --------    --------
     Total Retail Class Share Transactions                   3         --            --         602         248
                                                      --------   --------      --------    --------    --------
   Institutional II Class:
     Shares Issued                                          --         --            --          --          --
     Shares Issued in Lieu of Cash Distributions            --         --            --          --          --
     Shares Redeemed                                        --         --            --          --          --
                                                      --------   --------      --------    --------    --------
     Total Institutional II Class Share Transactions        --         --            --          --          --
                                                      --------   --------      --------    --------    --------
     Net Increase (Decrease) in Share Transactions         134        455        26,382       1,182      (2,006)
                                                      ========   ========      ========    ========    ========





                                                                EQUITY                          VALUE                      EQUITY
                                                                INCOME                          EQUITY                     INDEX
                                                               PORTFOLIO                      PORTFOLIO                  PORTFOLIO
                                                       -----------------------    ----------------------------------     ----------
                                                         5/1/97     11/18/96       3/1/98      3/1/97      4/1/96         10/1/97
                                                      to 4/30/98   to 4/30/97    to 4/30/98  to 2/28/98  to 2/28/97      to 4/30/98
                                                      ----------   ----------    ----------  ----------  ----------      ----------
OPERATIONS:
   Net Investment Income (Loss)                         $  2,547      $   922     $    652     $  6,834    $  5,939        $    283
   Net Realized Gain (Loss) on Investments
     and Foreign Currency Transactions                     9,065        6,425        5,752       80,123      21,302             420
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments
     and Foreign Currency                                 15,858       (1,090)      19,421       71,490      96,868           5,405
                                                        --------      -------     --------     --------    --------        --------
   Net Increase (Decrease) in Net Assets
     from Operations                                      27,470        6,257       25,825      158,447     124,109           6,108
                                                        --------      -------     --------     --------    --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                                  (2,505)        (922)        (512)      (6,768)     (5,888)           (242)
     Retail Class                                            (43)          --           --           --          --              (3)
     Institutional II Class                                   --           --           --           --          --              --
   Net Capital Gains
     Institutional Class                                  (9,335)          --       (1,196)     (59,362)     (8,725)             --
     Retail Class                                           (225)          --           --           --          --              --
                                                        --------      -------     --------     --------    --------        --------
   Total Distributions                                   (12,108)        (922)      (1,708)     (66,130)    (14,613)           (245)
                                                        --------      -------     --------     --------    --------        --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                                         9,302        1,578        6,964       81,207     471,400          40,712
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets                --       80,587           --           --          --              --
     Shares Issued in Conjunction with
       Acquisition of the ARK Stock Portfolio                 --           --       44,621           --          --              --
     Shares Issued in Lieu of Cash Distributions           9,363           --          765       32,139       6,978             240
     Shares Redeemed                                     (11,250)      (3,553)      (8,420)    (169,398)    (46,985)         (1,184)
                                                        --------      -------     --------     --------    --------        --------
     Total Institutional Class Share Transactions          7,415       78,612       43,930      (56,052)    431,393          39,768
                                                        --------      -------     --------     --------    --------        --------
   Retail Class:
     Shares Issued                                         3,410           --          228           --          --           1,420
     Shares Issued in Lieu of Cash Distributions             267           --           --           --          --               4
     Shares Redeemed                                        (330)          --           --           --          --            (107)
                                                        --------      -------     --------     --------    --------        --------
     Total Retail Class Share Transactions                 3,347           --          228           --          --           1,317
                                                        --------      -------     --------     --------    --------        --------
   Institutional II Class:
     Shares Issued                                            --           --           --           --          --              --
     Shares Issued in Lieu of Cash Distributions              --           --           --           --          --              --
     Shares Redeemed                                          --           --           --           --          --              --
                                                        --------      -------     --------     --------    --------        --------
     Total Institutional II Class Share Transactions          --           --           --           --          --              --
                                                        --------      -------     --------     --------    --------        --------
     Increase (Decrease) in Net Assets from
       Shareholder Transactions                           10,762       78,612       44,158      (56,052)    431,393          41,085
                                                        --------      -------     --------     --------    --------        --------
   NET INCREASE (DECREASE) IN NET ASSETS                  26,124       83,947       68,275       36,265     540,889          46,948

NET ASSETS:
   Beginning of period                                    83,947           --      577,154      540,889          --              --
                                                        --------      -------     --------     --------    --------        --------
   End of period                                        $110,071      $83,947     $645,429     $577,154    $540,889        $ 46,948
                                                        ========      =======     ========     ========    ========        ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                                           767          151          470        6,184      49,148           4,019
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets                --        8,058           --           --          --              --
     Shares Issued in Conjunction with
       Acquisition of the ARK Stock Portfolio                 --           --        3,061           --          --              --
     Shares Issued in Lieu of Cash Distributions             810           --           53        2,486         627              22
     Shares Redeemed                                        (930)        (342)        (586)     (12,877)     (4,341)           (111)
                                                        --------      -------     --------     --------    --------        --------
     Total Institutional Class Share Transactions            647        7,867        2,998       (4,207)     45,434           3,930
                                                        --------      -------     --------     --------    --------        --------
   Retail Class:
     Shares Issued                                           278           --           16           --          --             132
     Shares Issued in Lieu of Cash Distributions              23           --           --           --          --              --
     Shares Redeemed                                         (27)          --           --           --          --             (10)
                                                        --------      -------     --------     --------    --------        --------
     Total Retail Class Share Transactions                   274           --           16           --          --             122
                                                        --------      -------     --------     --------    --------        --------
   Institutional II Class:
     Shares Issued                                            --           --           --           --          --              --
     Shares Issued in Lieu of Cash Distributions              --           --           --           --          --              --
     Shares Redeemed                                          --           --           --           --          --              --
                                                        --------      -------     --------     --------    --------        --------
     Total Institutional II Class Share Transactions          --           --           --           --          --              --
                                                        --------      -------     --------     --------    --------        --------
     Net Increase (Decrease) in Share Transactions           921        7,867        3,014       (4,207)     45,434           4,052
                                                        ========      =======     ========     ========    ========        ========

                           The accompanying notes are an integral part of the financial statements.
98

                                         STATEMENTS OF CHANGES IN NET ASSETS (000)
                                             FOR THE YEAR OR PERIOD INDICATED

                                                                     BLUE CHIP               CAPITAL                  MID-CAP
                                                                      EQUITY                 GROWTH                   EQUITY
                                                                     PORTFOLIO              PORTFOLIO               PORTFOLIO
                                                             ----------------------  ----------------------  -----------------------
                                                               5/1/97      5/1/96      5/1/97      5/1/96       5/1/97     11/18/96
                                                             to 4/30/98  to 4/30/97  to 4/30/98  to 4/30/97  to 4/30/98   to 4/30/97
                                                             ----------  ----------  ----------  ----------  ----------   ----------
OPERATIONS:
   Net Investment Income (Loss)                               $    671     $    389   $     41   $    347     $    123    $     78
   Net Realized Gain (Loss) on Investments
     and Foreign Currency Transactions                           3,473          236      6,670      3,560        4,248         391
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments
     and Foreign Currency                                       21,036        5,200     11,791        836       10,632         (72)
                                                              --------     --------   --------   --------     --------    --------
   Net Increase (Decrease) in Net Assets
     from Operations                                            25,180        5,825     18,502      4,743       15,003         397
                                                              --------     --------   --------   --------     --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                                          (448)        (326)      (113)      (395)        (129)        (72)
     Retail Class                                                 (202)         (66)       (14)       (44)          --          --
     Institutional II Class                                         --           --         --         --           --          --
   Net Capital Gains
     Institutional Class                                          (302)         (19)    (5,271)    (2,960)      (2,376)         --
     Retail Class                                                 (186)          (4)    (1,458)      (304)          --          --
                                                              --------     --------   --------   --------     --------    --------
   Total Distributions                                          (1,138)        (415)    (6,856)    (3,703)      (2,505)        (72)
                                                              --------     --------   --------   --------     --------    --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                                              19,277       22,062     14,093      5,594       19,182       3,539
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets                      --           --         --         --           --      26,212
     Shares Issued in Conjunction with
       Acquisition of the ARK Stock Portfolio                       --           --         --         --           --          --
     Shares Issued in Lieu of Cash Distributions                   541           87      5,377      2,960        2,415          11
     Shares Redeemed                                            (3,952)      (2,314)   (12,745)   (14,909)      (5,874)     (3,028)
                                                              --------     --------   --------   --------     --------    --------
     Total Institutional Class Share Transactions               15,866       19,835      6,725     (6,355)      15,723      26,734
                                                              --------     --------   --------   --------     --------    --------
   Retail Class:
     Shares Issued                                              25,471       12,987      7,125      3,797           --          --
     Shares Issued in Lieu of Cash Distributions                   388           70      1,472        348           --          --
     Shares Redeemed                                            (4,308)        (857)    (1,717)      (736)          --          --
                                                              --------     --------   --------   --------     --------    --------
     Total Retail Class Share Transactions                      21,551       12,200      6,880      3,409           --          --
                                                              --------     --------   --------   --------     --------    --------
   Institutional II Class:
     Shares Issued                                                  --           --         --         --           --          --
     Shares Issued in Lieu of Cash Distributions                    --           --         --         --           --          --
     Shares Redeemed                                                --           --         --         --           --          --
                                                              --------     --------   --------   --------     --------    --------
     Total Institutional II Class Share Transactions                --           --         --         --           --          --
                                                              --------     --------   --------   --------     --------    --------
     Increase (Decrease) in Net Assets from
       Shareholder Transactions                                 37,417       32,035     13,605     (2,946)      15,723      26,734
                                                              --------     --------   --------   --------     --------    --------
   NET INCREASE (DECREASE) IN NET ASSETS                        61,459       37,445     25,251     (1,906)      28,221      27,059

NET ASSETS:
   Beginning of period                                          48,901       11,456     39,765     41,671       27,059          --
                                                              --------     --------   --------   --------     --------    --------
   End of period                                              $110,360     $ 48,901   $ 65,016   $ 39,765     $ 55,280    $ 27,059
                                                              ========     ========   ========   ========     ========    ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                                               1,297        1,943      1,020        476        1,536         341
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets                      --           --         --         --           --       2,621
     Shares Issued in Conjunction with
       Acquisition of the ARK Stock Portfolio                       --           --         --         --           --          --
     Shares Issued in Lieu of Cash Distributions                    36            7        433        255          200           1
     Shares Redeemed                                              (270)        (202)      (923)    (1,275)        (480)       (302)
                                                              --------     --------   --------   --------     --------    --------
     Total Institutional Class Share Transactions                1,063        1,748        530       (544)       1,256       2,661
                                                              --------     --------   --------   --------     --------    --------
   Retail Class:
     Shares Issued                                               1,746        1,135        504        321           --          --
     Shares Issued in Lieu of Cash Distributions                    26            6        119         30           --          --
     Shares Redeemed                                              (289)         (74)      (123)       (63)          --          --
                                                              --------     --------   --------   --------     --------    --------
     Total Retail Class Share Transactions                       1,483        1,067        500        288           --          --
                                                              --------     --------   --------   --------     --------    --------
   Institutional II Class:
     Shares Issued                                                  --           --         --         --           --          --
     Shares Issued in Lieu of Cash Distributions                    --           --         --         --           --          --
     Shares Redeemed                                                --           --         --         --           --          --
                                                              --------     --------   --------   --------     --------    --------
     Total Institutional II Class Share Transactions                --           --         --         --           --          --
                                                              --------     --------   --------   --------     --------    --------
     Net Increase (Decrease) in Share Transactions               2,546        2,815      1,030       (256)       1,256       2,661
                                                              ========     ========   ========   ========     ========    ========





                                                                  SMALL-CAP              INTERNATIONAL             INTERNATIONAL
                                                                   EQUITY              EQUITY SELECTION               EQUITY
                                                                  PORTFOLIO                PORTFOLIO                 PORTFOLIO
                                                           ----------------------   -----------------------   ----------------------
                                                             5/1/97      5/1/96       3/1/98       4/1/97        5/1/97     5/1/96
                                                           to 4/30/98  to 4/30/97   to 4/30/98   to 2/28/98   to 4/30/98  to 4/30/97
                                                           ----------  ----------   ----------   -----------  ----------  ----------
OPERATIONS:
   Net Investment Income (Loss)                            $    (64)   $    (29)    $    (34)     $    652     $    22     $    12
   Net Realized Gain (Loss) on Investments
     and Foreign Currency Transactions                        4,416       2,092           48         1,296         271          (3)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments
     and Foreign Currency                                     4,818      (8,396)       2,204         2,674         534        (192)
                                                           --------    --------     --------      --------     -------     -------
   Net Increase (Decrease) in Net Assets
     from Operations                                          9,170      (6,333)       2,218         4,622         827        (183)
                                                           --------    --------     --------      --------     -------     -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                                         --          --           --          (931)        (11)         --
     Retail Class                                                --          --           --            --          (3)         --
     Institutional II Class                                      --          --           --            --          --
   Net Capital Gains
     Institutional Class                                     (1,266)     (4,563)          --          (746)       (248)        (63)
     Retail Class                                               (93)       (286)          --            --         (77)         (2)
                                                           --------    --------     --------      --------     -------     -------
   Total Distributions                                       (1,359)     (4,849)          --        (1,677)       (339)        (65)
                                                           --------    --------     --------      --------     -------     -------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                                               --       8,165        3,794        50,153         281         446
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets                4,789          --           --            --          --          --
     Shares Issued in Conjunction with
       Acquisition of the ARK Stock Portfolio                    --          --           --            --          --
     Shares Issued in Lieu of Cash Distributions              1,198       4,563           --         1,439         259          63
     Shares Redeemed                                         (3,721)    (17,980)        (360)      (18,679)     (1,983)         --
                                                           --------    --------     --------      --------     -------     -------
     Total Institutional Class Share Transactions             2,266      (5,252)       3,434        32,913      (1,443)        509
                                                           --------    --------     --------      --------     -------     -------
   Retail Class:
     Shares Issued                                              541       1,732           13            --         556         393
     Shares Issued in Lieu of Cash Distributions                 93         286           --            --          80           2
     Shares Redeemed                                           (307)       (384)          --            --        (151)        (18)
                                                           --------    --------     --------      --------     -------     -------
     Total Retail Class Share Transactions                      327       1,634           13            --         485         377
                                                           --------    --------     --------      --------     -------     -------
   Institutional II Class:
     Shares Issued                                               --          --           --            --          --          --
     Shares Issued in Lieu of Cash Distributions                 --          --           --            --          --          --
     Shares Redeemed                                             --          --           --            --          --          --
                                                           --------    --------     --------      --------     -------     -------
     Total Institutional II Class Share Transactions             --          --           --            --          --          --
                                                           --------    --------     --------      --------     -------     -------
     Increase (Decrease) in Net Assets from
       Shareholder Transactions                               2,593      (3,618)       3,447        32,913        (958)        886
                                                           --------    --------     --------      --------     -------     -------
   NET INCREASE (DECREASE) IN NET ASSETS                     10,404     (14,800)       5,665        35,858        (470)        638

NET ASSETS:
   Beginning of period                                       18,821      33,621       35,858            --       4,209       3,571
                                                           --------    --------     --------      --------     -------     -------
   End of period                                           $ 29,225    $ 18,821     $ 41,523      $ 35,858     $ 3,739     $ 4,209
                                                           ========    ========     ========      ========     =======     =======
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                                              449         678          333         4,943          24          43
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets                   --          --           --            --          --          --
     Shares Issued in Conjunction with
       Acquisition of the ARK Stock Portfolio                    --          --           --            --          --          --
     Shares Issued in Lieu of Cash Distributions                124         457           --           140          26           6
     Shares Redeemed                                           (345)     (1,340)         (32)       (1,777)       (168)         --
                                                           --------    --------     --------      --------     -------     -------
     Total Institutional Class Share Transactions               228        (205)         301         3,306        (118)         49
                                                           --------    --------     --------      --------     -------     -------
   Retail Class:
     Shares Issued                                               50         134            1            --          50          37
     Shares Issued in Lieu of Cash Distributions                 10          28           --            --           8           1
     Shares Redeemed                                            (29)        (36)          --            --         (14)         (2)
                                                           --------    --------     --------      --------     -------     -------
     Total Retail Class Share Transactions                       31         126            1            --          44          36
                                                           --------    --------     --------      --------     -------     -------
   Institutional II Class:
     Shares Issued                                               --          --           --            --          --          --
     Shares Issued in Lieu of Cash Distributions                 --          --           --            --          --          --
     Shares Redeemed                                             --          --           --            --          --          --
                                                           --------    --------     --------      --------     -------     -------
     Total Institutional II Class Share Transactions             --          --           --            --          --          --
                                                           --------    --------     --------      --------     -------     -------
     Net Increase (Decrease) in Share Transactions              259         (79)         302         3,306         (74)         85
                                                           ========    ========     ========      ========     =======     =======



                                                   FINANCIAL HIGHLIGHTS
                              FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED



            NET ASSET                       REALIZED AND       DISTRIBUTIONS   DISTRIBUTIONS
              VALUE,            NET          UNREALIZED           FROM NET         FROM          NET ASSET
            BEGINNING       INVESTMENT    GAINS OR (LOSSES)     INVESTMENT       CAPITAL         VALUE, END        TOTAL
            OF PERIOD         INCOME       ON INVESTMENTS         INCOME          GAINS          OF PERIOD       RETURN(A)
===========================================================================================================================
----------------------
MONEY MARKET PORTFOLIO
----------------------
  INSTITUTIONAL CLASS
  1998        $1.00            0.05              --               (0.05)            --             $1.00           5.55%
  1997         1.00            0.05              --               (0.05)            --              1.00           5.36
  1996         1.00            0.06              --               (0.06)            --              1.00           5.78
  1995         1.00            0.05              --               (0.05)            --              1.00           5.13
  1994 (1)     1.00            0.03              --               (0.03)            --              1.00           2.80+
  RETAIL CLASS
  1998        $1.00            0.05              --               (0.05)            --             $1.00           5.25%
  1997         1.00            0.05              --               (0.05)            --              1.00           5.03
  1996         1.00            0.05              --               (0.05)            --              1.00           5.44
  1995         1.00            0.05              --               (0.05)            --              1.00           4.69
  1994 (2)     1.00              --              --                  --             --              1.00           0.42+
  INSTITUTIONAL II CLASS
  1998        $1.00            0.05              --               (0.05)            --             $1.00           5.47%
  1997         1.00            0.05              --               (0.05)            --              1.00           5.25
  1996 (3)     1.00            0.04              --               (0.04)            --              1.00           4.33+
-------------------------------
TAX-FREE MONEY MARKET PORTFOLIO
-------------------------------
  INSTITUTIONAL CLASS
  1998        $1.00            0.03              --               (0.03)            --             $1.00           3.45%
  1997         1.00            0.03              --               (0.03)            --              1.00           3.29
  1996         1.00            0.04              --               (0.04)            --              1.00           3.61
  1995         1.00            0.03              --               (0.03)            --              1.00           3.24
  1994 (1)     1.00            0.02              --               (0.02)            --              1.00           1.87+
  RETAIL CLASS
  1998        $1.00            0.03              --               (0.03)            --             $1.00           3.16%
  1997         1.00            0.03              --               (0.03)            --              1.00           3.01
  1996         1.00            0.03              --               (0.03)            --              1.00           3.53
  1995         1.00            0.03              --               (0.03)            --              1.00           2.74
  1994 (4)     1.00              --              --                  --             --              1.00           0.20+
  INSTITUTIONAL II CLASS
  1998        $1.00            0.03              --               (0.03)            --             $1.00           3.37%
  1997         1.00            0.03              --               (0.03)            --              1.00           3.19
  1996 (5)     1.00            0.02              --               (0.02)            --              1.00           2.62+
--------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------
  INSTITUTIONAL CLASS
  1998        $1.00            0.05              --               (0.05)            --             $1.00           5.42%
  1997         1.00            0.05              --               (0.05)            --              1.00           5.22
  1996         1.00            0.05              --               (0.05)            --              1.00           5.64
  1995         1.00            0.05              --               (0.05)            --              1.00           5.00
  1994 (1)     1.00            0.03              --               (0.03)            --              1.00           2.70+
  RETAIL CLASS
  1998 (21)   $1.00            0.04              --               (0.04)            --             $1.00           5.19%
  INSTITUTIONAL II CLASS
  1998        $1.00            0.05              --               (0.05)            --             $1.00           5.33%
  1997         1.00            0.05              --               (0.05)            --              1.00           5.12
  1996 (5)     1.00            0.04              --               (0.04)            --              1.00           4.11+




                                                                       RATIO
                                                  RATIO OF NET      OF EXPENSES
                                    RATIO OF       INVESTMENT       TO AVERAGE
                   NET ASSETS       EXPENSES         INCOME         NET ASSETS
                     END OF        TO AVERAGE      TO AVERAGE       (EXCLUDING
                  PERIOD (000)     NET ASSETS      NET ASSETS         WAIVERS)
===============================================================================
----------------------
MONEY MARKET PORTFOLIO
----------------------
  INSTITUTIONAL CLASS
  1998            $  226,439          0.33%          5.41%             0.50%
  1997               318,919          0.28           5.23              0.43
  1996               348,343          0.25           5.62              0.44
  1995               277,859          0.20           5.13              0.46
  1994 (1)           197,162          0.26*          3.16*             0.52*
  RETAIL CLASS
  1998            $  188,048          0.62%          5.13%             0.85%
  1997               128,693          0.59           4.92              0.83
  1996               104,703          0.58           5.25              0.77
  1995                51,081          0.45           4.88              0.97
  1994 (2)                12          1.16*          2.26*           592.55*
  INSTITUTIONAL II CLASS
  1998            $   82,293          0.41%          5.33%             0.55%
  1997                62,960          0.38           5.14              0.53
  1996 (3)            28,790          0.36*          5.37*             0.55*
-------------------------------
TAX-FREE MONEY MARKET PORTFOLIO
-------------------------------
  INSTITUTIONAL CLASS
  1998            $   90,446          0.32%          3.39%             0.51%
  1997                69,091          0.28           3.23              0.44
  1996                74,739          0.22           3.54              0.45
  1995                64,112          0.22           3.21              0.47
  1994 (1)            66,692          0.35*          2.10*             0.53*
  RETAIL CLASS
  1998            $   25,144          0.61%          3.11%             0.86%
  1997                16,495          0.55           2.97              0.84
  1996                16,179          0.34           3.33              0.90
  1995                 2,491          0.75           2.68              2.94
  1994 (4)                50          1.25*          1.20*            32.17*
  INSTITUTIONAL II CLASS
  1998            $   29,474          0.40%          3.31%             0.56%
  1997                16,727          0.38           3.14              0.54
  1996 (5)             9,387          0.33*          3.35*             0.58*
--------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------
  INSTITUTIONAL CLASS
  1998            $1,285,840          0.35%          5.29%             0.49%
  1997             1,250,778          0.32           5.10              0.43
  1996             1,043,758          0.31           5.45              0.44
  1995               651,113          0.25           5.09              0.47
  1994 (1)           271,437          0.35*          3.03*             0.62*
  RETAIL CLASS
  1998 (21)       $   78,265          0.67%*         4.98%*            0.87%*
  INSTITUTIONAL II CLASS
  1998            $   91,629          0.44%          5.21%             0.55%
  1997                37,284          0.42           5.01              0.53
  1996 (5)            17,027          0.41*          5.25*             0.56*



                                                   FINANCIAL HIGHLIGHTS
                              FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED




              NET ASSET                       REALIZED AND       DISTRIBUTIONS   DISTRIBUTIONS
                VALUE,            NET          UNREALIZED           FROM NET         FROM          NET ASSET
              BEGINNING       INVESTMENT    GAINS OR (LOSSES)     INVESTMENT       CAPITAL         VALUE, END        TOTAL
              OF PERIOD         INCOME       ON INVESTMENTS         INCOME          GAINS          OF PERIOD       RETURN(A)
===============================================================================================================================
------------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
------------------------------------
  INSTITUTIONAL CLASS
  1998         $1.00             0.05              --               (0.05)             --            $ 1.00          5.08%
  1997          1.00             0.05              --               (0.05)             --              1.00          5.00
  1996          1.00             0.05              --               (0.05)             --              1.00          5.32
  1995          1.00             0.05              --               (0.05)             --              1.00          4.60
  1994 (1)      1.00             0.03              --               (0.03)             --              1.00          2.48+
  RETAIL CLASS
  1998         $1.00             0.05              --               (0.05)             --            $ 1.00          4.77%
  1997          1.00             0.05              --               (0.05)             --              1.00          4.71
  1996 (6)      1.00             0.02              --               (0.02)             --              1.00          1.82+
  INSTITUTIONAL II CLASS
  1998         $1.00             0.05              --               (0.05)             --            $ 1.00          4.99%
  1997          1.00             0.05              --               (0.05)             --              1.00          4.89
  1996 (5)      1.00             0.04              --               (0.04)             --              1.00          3.87+
-----------------------------
SHORT-TERM TREASURY PORTFOLIO
-----------------------------
  INSTITUTIONAL CLASS
  1998        $ 9.96             0.53            0.10               (0.53)          (0.01)           $10.05          6.48%
  1997          9.96             0.50              --               (0.49)          (0.01)             9.96          5.13
  1996 (7)     10.00             0.06           (0.04)              (0.06)             --              9.96          0.16+
  RETAIL CLASS
  1998        $ 9.96             0.52            0.09               (0.51)          (0.01)           $10.05          6.23%
  1997 (8)      9.95             0.27            0.03               (0.28)          (0.01)             9.96          3.39+
-------------------------
SHORT-TERM BOND PORTFOLIO
-------------------------
  INSTITUTIONAL CLASS
  1998        $ 9.96             0.09           (0.01)              (0.09)             --            $ 9.95          0.82%+
  1998++        9.95             0.57            0.01               (0.57)             --              9.96          5.98
  1997++ (22)  10.00             0.49           (0.05)              (0.49)             --              9.95          4.49+
---------------------------
MARYLAND TAX-FREE PORTFOLIO
---------------------------
  INSTITUTIONAL CLASS
  1998        $ 9.87             0.47            0.33               (0.47)          (0.06)           $10.14          8.15%
  1997 (9)     10.00             0.22           (0.13)              (0.22)             --              9.87          0.89+
  RETAIL CLASS
  1998        $ 9.87             0.44            0.34               (0.45)          (0.06)           $10.14          7.91%
  1997(10)      9.96             0.13           (0.07)              (0.15)             --              9.87          0.63+
-------------------------------
PENNSYLVANIA TAX-FREE PORTFOLIO
-------------------------------
  INSTITUTIONAL CLASS
  1998        $10.28             0.07           (0.14)              (0.07)             --            $10.14         (0.66)%+
  1998++       10.09             0.40            0.19               (0.40)             --             10.28          6.68
  1997++(22)   10.00             0.40            0.09               (0.40)             --             10.09          5.03+
  RETAIL CLASS
  1998 (24)   $10.26             0.04           (0.13)              (0.04)             --            $10.13         (0.94)%+




                                                                       RATIO
                                                  RATIO OF NET      OF EXPENSES
                                    RATIO OF       INVESTMENT       TO AVERAGE
                   NET ASSETS       EXPENSES      INCOME (LOSS)      NET ASSETS      PORTFOLIO
                     END OF        TO AVERAGE      TO AVERAGE       (EXCLUDING       TURNOVER
                  PERIOD (000)     NET ASSETS      NET ASSETS         WAIVERS)         RATE
==============================================================================================
------------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
------------------------------------
  INSTITUTIONAL CLASS
  1998            $ 262,687           0.40%           4.96%             0.48%             --
  1997              225,924           0.37            4.88              0.43              --
  1996              275,259           0.36            5.18              0.45              --
  1995              221,069           0.38            4.59              0.47              --
  1994 (1)          137,826           0.43*           2.80*             0.51*             --
  RETAIL CLASS
  1998            $  35,302           0.70%           4.66%             0.85%             --
  1997               13,673           0.64            4.62              0.83              --
  1996 (6)            8,758           0.55*           4.71*             0.86*             --
  INSTITUTIONAL II CLASS
  1998            $  94,844           0.48%           4.88%             0.54%             --
  1997               63,496           0.47            4.79              0.53              --
  1996 (5)           47,220           0.47*           4.98*             0.55*             --
-----------------------------
SHORT-TERM TREASURY PORTFOLIO
-----------------------------
  INSTITUTIONAL CLASS
  1998            $  24,929           0.55%           5.26%             0.60%         124.24%
  1997               21,563           0.55            5.11              0.60          147.86
  1996 (7)           18,823           0.55*          (0.55)*            0.60*             --
  RETAIL CLASS
  1998            $  14,410           0.78%           5.02%             1.07%         124.24%
  1997 (8)           22,937           0.67*           5.07*             0.91*         147.86
-------------------------
SHORT-TERM BOND PORTFOLIO
-------------------------
  INSTITUTIONAL CLASS
  1998            $ 131,669           0.97%*          5.14%*            1.16%*        108.18%
  1998++            133,544           0.82            5.78              1.01          135.00
  1997++ (22)       146,178           0.90*           5.47*             1.08          112.00
---------------------------
MARYLAND TAX-FREE PORTFOLIO
---------------------------
  INSTITUTIONAL CLASS
  1998            $  83,215           0.68%           4.62%             0.77%          22.40%
  1997 (9)           79,608           0.67*           4.95*             0.72*          11.13
  RETAIL CLASS
  1998            $  25,283           0.90%           4.39%             1.15%          22.40%
  1997(10)            7,997           0.91*           4.70*             1.10*          11.13
-------------------------------
PENNSYLVANIA TAX-FREE PORTFOLIO
-------------------------------
  INSTITUTIONAL CLASS
  1998            $ 215,182           0.84%*          3.84%*            0.91%*          3.50%
  1998++            195,322           0.80            4.43              1.00           57.00
  1997++(22)        221,393           0.83*           4.41*             1.02*          86.00
  RETAIL CLASS
  1998 (24)       $   2,577           1.01%*          3.72%*            1.24%*          3.50%


    +  Returns are for the period indicated and have not been annualized.
   ++  Period ended February 28. See Note 9 of Notes to Financial Statements
       regarding fund mergers.
    *  All ratios for the period have been annualized, except where otherwise noted.
   (A) Total return for the retail class does not include the one time sales charge.
   (B) Presentation of average commission rate paid per share for security purchases and sales is only required for fiscal years beginning after
       September 1, 1995.
   (1) Commenced operations on June 14, 1993.
   (2) Commenced operations on March 2, 1994.
   (3) Commenced operations on July 21, 1995.
   (4) Commenced operations on March 15, 1994.
   (5) Commenced operations on July 28, 1995.
   (6) Commenced operations on December 15, 1995.
   (7) Commenced operations on March 20, 1996.
   (8) Commenced operations on September 9, 1996.
   (9) Commenced operations on November 18, 1996.
  (10) Commenced operations on January 2, 1997.
  (11) Commenced operations on July 16, 1993.
  (12) Commenced operations on April 12, 1994.
  (13) Commenced operations on March 9, 1994.
  (14) Commenced operations on May 9, 1997.
  (15) Commenced operations on October 1, 1997.
  (16) Commenced operations on April 1, 1996.
  (17) Commenced operations on May 16, 1996.
  (18) Commenced operations on July 13, 1995.
  (19) Commenced operations on December 30, 1994.
  (20) Commenced operations on November 1, 1996.
  (21) Commenced operations on July 7, 1997.
  (22) Commenced operations on April 1, 1996.
  (23) Commenced operations on April 1, 1997.
  (24) Commenced operations on March 23, 1998.
  (25) Commenced operations on April 1, 1998.
  (26) Commenced operations on November 3, 1998.


    The accompanying notes are an integral part of the financial statements.


                                                   FINANCIAL HIGHLIGHTS
                              FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED



              NET ASSET                       REALIZED AND       DISTRIBUTIONS   DISTRIBUTIONS
                VALUE,            NET          UNREALIZED           FROM NET         FROM          NET ASSET
              BEGINNING       INVESTMENT    GAINS OR (LOSSES)     INVESTMENT       CAPITAL         VALUE, END        TOTAL
              OF PERIOD         INCOME       ON INVESTMENTS         INCOME          GAINS          OF PERIOD       RETURN(A)
================================================================================================================================
----------------
INCOME PORTFOLIO
----------------
  INSTITUTIONAL CLASS
  1998        $ 9.82             0.61             0.43              (0.61)             --            $10.25          10.84%
  1997          9.80             0.59             0.02              (0.59)             --              9.82           6.51
  1996          9.60             0.61             0.20              (0.61)             --              9.80           8.46
  1995          9.61             0.58             0.02              (0.58)          (0.03)             9.60           6.53
  1994 (11)    10.00             0.38            (0.38)             (0.38)          (0.01)             9.61          (0.08)+
  RETAIL CLASS
  1998        $ 9.94             0.58             0.44              (0.59)             --            $10.37          10.47%
  1997          9.91             0.59             0.01              (0.57)             --              9.94           6.32
  1996          9.72             0.60             0.19              (0.60)             --              9.91           8.14
  1995          9.62             0.55             0.05              (0.47)          (0.03)             9.72           6.45
  1994 (12)     9.69             0.02            (0.06)             (0.03)             --              9.62          (0.41)+
-----------------------------------
INTERMEDIATE FIXED INCOME PORTFOLIO
-----------------------------------
  INSTITUTIONAL CLASS
  1998        $ 9.80             0.60             0.23              (0.60)          (0.03)           $10.00           8.65%
  1997 (9)     10.00             0.28            (0.20)             (0.28)             --              9.80           0.78+
------------------------------
U.S. GOVERNMENT BOND PORTFOLIO
------------------------------
  INSTITUTIONAL CLASS
  1998        $ 9.85             0.10               --              (0.10)             --            $ 9.85           1.02%+
  1998++        9.82             0.67             0.03              (0.67)             --              9.85           7.40
  1997++ (22)  10.00             0.59            (0.18)             (0.59)             --              9.82           4.18+
  RETAIL CLASS
  1998 (25)   $ 9.88             0.81            (0.03)             (0.81)             --            $ 9.85           7.86%+
------------------
BALANCED PORTFOLIO
------------------
  INSTITUTIONAL CLASS
  1998        $11.43             0.30             3.04              (0.30)          (1.23)           $13.24          30.95%
  1997         11.38             0.33             0.53              (0.30)          (0.51)            11.43           7.85
  1996         10.04             0.34             1.71              (0.34)          (0.37)            11.38          20.90
  1995         10.16             0.33             0.03              (0.29)          (0.19)            10.04           3.75
  1994 (11)    10.00             0.19             0.17              (0.19)          (0.01)            10.16           3.56+
  RETAIL CLASS
  1998        $11.40             0.27             3.04              (0.28)          (1.23)           $13.20          30.67%
  1997         11.35             0.28             0.56              (0.28)          (0.51)            11.40           7.66
  1996         10.04             0.31             1.68              (0.31)          (0.37)            11.35          20.23
  1995         10.15             0.27             0.05              (0.24)          (0.19)            10.04           3.33
  1994 (13)    10.62             0.01            (0.43)             (0.05)             --             10.15          (3.95)+
-----------------------
EQUITY INCOME PORTFOLIO
-----------------------
  INSTITUTIONAL CLASS
  1998        $10.67             0.31             3.06              (0.31)          (1.21)           $12.52          33.04%
  1997 (9)     10.00             0.12             0.67              (0.12)             --             10.67           7.88+
  RETAIL CLASS
  1998 (14)   $11.01             0.28             2.73              (0.29)          (1.21)           $12.52          28.73%+
----------------------
VALUE EQUITY PORTFOLIO
----------------------
  INSTITUTIONAL CLASS
  1998        $14.00             0.01             0.62              (0.01)          (0.03)           $14.59           4.51%+
  1998++       11.91             0.15             3.45              (0.15)          (1.36)            14.00          31.64
  1997++ (22)  10.00             0.14             2.10              (0.14)          (0.19)            11.91          22.77+
  RETAIL CLASS
  1998 (25)   $14.55               --             0.05                 --              --            $14.60           0.34%+
----------------------
EQUITY INDEX PORTFOLIO
----------------------
  INSTITUTIONAL CLASS
  1998 (15)   $10.00             0.08             1.58              (0.07)             --            $11.59          16.71%+
  RETAIL CLASS
  1998 (26)   $ 9.78             0.06             1.80              (0.07)             --            $11.57          19.08%+






                                                                       RATIO
                                                  RATIO OF NET      OF EXPENSES
                                    RATIO OF       INVESTMENT       TO AVERAGE
                   NET ASSETS       EXPENSES         INCOME         NET ASSETS       PORTFOLIO    AVERAGE
                     END OF        TO AVERAGE      TO AVERAGE       (EXCLUDING       TURNOVER    COMMISSION
                  PERIOD (000)     NET ASSETS      NET ASSETS         WAIVERS)         RATE        RATE(B)
============================================================================================================
----------------
INCOME PORTFOLIO
----------------
  INSTITUTIONAL CLASS
  1998              $322,304          0.73%           6.05%             0.77%         154.87%          --
  1997               242,966          0.68            6.19              0.68          271.60           --
  1996               180,962          0.73            6.00              0.73          107.33           --
  1995                66,441          0.74            6.15              0.74           73.00           --
  1994 (11)           54,289          0.77*           4.90*             0.77*          20.00           --
  RETAIL CLASS
  1998              $  6,889          0.95%           5.82%             1.16%         154.87%          --
  1997                 4,102          0.89            5.96              1.09          271.60           --
  1996                 4,184          1.02            5.54              1.37          107.33           --
  1995                   296          1.23            5.66             27.63           73.00           --
  1994 (12)               30          1.72*           3.95*            55.35*          20.00           --
-----------------------------------
INTERMEDIATE FIXED INCOME PORTFOLIO
-----------------------------------
  INSTITUTIONAL CLASS
  1998              $ 84,328          0.69%           6.02%             0.87%          41.63%          --
  1997 (9)            76,326          0.68*           5.55*             0.83*          17.18           --
------------------------------
U.S. GOVERNMENT BOND PORTFOLIO
------------------------------
  INSTITUTIONAL CLASS
  1998              $265,616          0.88%*          6.04%*            1.06%*         13.77%          --
  1998++             264,565          0.79            6.88              0.98          431.00        .0600
  1997++ (22)        259,042          0.85*           6.54*             1.03*         255.00           --
  RETAIL CLASS
  1998 (25)         $     30          1.05%*          6.02%*            1.33%*         13.77%          --
------------------
BALANCED PORTFOLIO
------------------
  INSTITUTIONAL CLASS
  1998              $ 96,858          0.79%           2.44%             0.83%          71.58%       .0685
  1997                76,987          0.74            2.79              0.74          124.22        .0673
  1996               102,233          0.75            3.19              0.75          107.56           --
  1995                91,039          0.77            3.32              0.77           81.00           --
  1994 (11)           88,208          0.81*           2.41*             0.81*          37.00           --
  RETAIL CLASS
  1998              $ 15,074          1.02%           2.20%             1.33%          71.58%       .0685
  1997                 6,164          0.96            2.56              1.19          124.22        .0673
  1996                 3,323          1.09            2.51              1.55          107.56           --
  1995                   549          1.26            2.83              5.80           81.00           --
  1994 (13)              166          1.86*           1.36*            15.08*          37.00           --
-----------------------
EQUITY INCOME PORTFOLIO
-----------------------
  INSTITUTIONAL CLASS
  1998              $106,643          0.84%           2.58%             0.97%          39.88%       .0692
  1997 (9)            83,947          0.83*           2.47*             0.93*          34.38        .0689
  RETAIL CLASS
  1998 (14)         $  3,428          1.07%*          2.39%*            1.45%*         39.88%       .0692
----------------------
VALUE EQUITY PORTFOLIO
----------------------
  INSTITUTIONAL CLASS
  1998              $645,202          1.08%*          0.65%*            1.20%*          4.34%       .0700
  1998++             577,154          1.00            1.17              1.20           30.00        .0632
  1997++ (22)        540,889          1.05*           1.48*             1.26*          37.00        .0616
  RETAIL CLASS
  1998 (25)         $    227          1.26%*          0.62%*            1.67%*          4.34%       .0700
----------------------
EQUITY INDEX PORTFOLIO
----------------------
  INSTITUTIONAL CLASS
  1998 (15)         $ 45,531          0.20%           1.43%             0.62%          49.56%       .0335
  RETAIL CLASS
  1998 (26)         $  1,417          0.45%*          1.02%*            1.08%*         49.56%       .0335




                                                   FINANCIAL HIGHLIGHTS
                              FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED




              NET ASSET                       REALIZED AND       DISTRIBUTIONS   DISTRIBUTIONS
                VALUE,            NET          UNREALIZED           FROM NET         FROM          NET ASSET
              BEGINNING       INVESTMENT    GAINS OR (LOSSES)     INVESTMENT       CAPITAL         VALUE, END        TOTAL
              OF PERIOD      INCOME/(LOSS)   ON INVESTMENTS         INCOME          GAINS          OF PERIOD       RETURN(A)
============================================================================================================================
--------------------------
BLUE CHIP EQUITY PORTFOLIO
--------------------------
  INSTITUTIONAL CLASS
  1998         $12.39            0.14            4.70               (0.13)          (0.09)          $17.01          39.34%
  1997          10.12            0.17            2.28               (0.17)          (0.01)           12.39          24.41
  1996 (16)     10.00              --            0.12                  --              --            10.12           1.20+
  RETAIL CLASS
  1998         $12.38            0.10            4.69               (0.10)          (0.09)          $16.98          38.93%
  1997 (17)     10.33            0.16            2.06               (0.16)          (0.01)           12.38          21.74+
------------------------
CAPITAL GROWTH PORTFOLIO
------------------------
  INSTITUTIONAL CLASS
  1998         $11.92            0.02            4.96               (0.04)          (1.96)          $14.90          45.19%
  1997          11.60            0.11            1.41               (0.14)          (1.06)           11.92          13.46
  1996          10.20            0.16            2.17               (0.16)          (0.77)           11.60          23.62
  1995          10.19            0.14            0.16               (0.11)          (0.18)           10.20           3.15
  1994 (11)     10.00            0.06            0.21               (0.03)          (0.05)           10.19           2.66+
  RETAIL CLASS
  1998         $11.87              --            4.93               (0.02)          (1.96)          $14.82          44.90%
  1997          11.56            0.09            1.41               (0.13)          (1.06)           11.87          13.39
  1996          10.18            0.12            2.15               (0.12)          (0.77)           11.56          23.24
  1995          10.18            0.08            0.18               (0.08)          (0.18)           10.18           2.74
  1994 (13)     10.89              --           (0.71)                 --              --            10.18          (6.52)+
------------------------
MID-CAP EQUITY PORTFOLIO
------------------------
  INSTITUTIONAL CLASS
  1998         $10.17            0.04            4.61               (0.04)          (0.67)          $14.11          46.92%
  1997 (9)      10.00            0.03            0.17               (0.03)             --            10.17           1.98+
--------------------------
SMALL-CAP EQUITY PORTFOLIO
--------------------------
  INSTITUTIONAL CLASS
  1998         $ 8.53           (0.02)           3.97                  --           (0.62)          $11.86          47.93%
  1997          14.72           (0.01)          (2.97)                 --           (3.21)            8.53         (23.43)
  1996 (18)     10.00            0.09            4.72               (0.09)             --            14.72          48.34+
  RETAIL CLASS
  1998         $ 8.53           (0.06)           3.98                  --           (0.62)          $11.83          47.57%
  1997 (17)     15.47           (0.01)          (3.72)                 --           (3.21)            8.53         (27.14)+
----------------------------------------
INTERNATIONAL EQUITY SELECTION PORTFOLIO
----------------------------------------
  INSTITUTIONAL CLASS
  1998         $10.85              --            0.66                  --              --           $11.51           6.08%+
  1998++ (23)   10.00            0.15            1.12               (0.23)          (0.19)           10.85          12.95+
  RETAIL CLASS
  1998 (25)    $11.40              --            0.11                  --              --           $11.51           0.96%+
------------------------------
INTERNATIONAL EQUITY PORTFOLIO
------------------------------
  INSTITUTIONAL CLASS
  1998         $10.45            0.03            2.07               (0.04)          (1.12)          $11.39          21.67%
  1997          11.23            0.05           (0.63)                 --           (0.20)           10.45          (5.22)
  1996          10.13            0.19            1.37               (0.23)          (0.23)           11.23          15.66
  1995 (19)     10.00            0.03            0.10                  --              --            10.13           1.30+
  RETAIL CLASS
  1998         $10.44            0.04            2.05               (0.04)          (1.12)          $11.37          21.58%
  1997 (20)     10.63            0.01              --                  --           (0.20)           10.44          (0.15)+



                                                                       RATIO
                                                  RATIO OF NET      OF EXPENSES
                                    RATIO OF       INVESTMENT       TO AVERAGE
                   NET ASSETS       EXPENSES      INCOME (LOSS)     NET ASSETS       PORTFOLIO    AVERAGE
                     END OF        TO AVERAGE      TO AVERAGE       (EXCLUDING       TURNOVER    COMMISSION
                  PERIOD (000)     NET ASSETS      NET ASSETS         WAIVERS)         RATE        RATE(B)
============================================================================================================
--------------------------
BLUE CHIP EQUITY PORTFOLIO
--------------------------
  INSTITUTIONAL CLASS
  1998             $ 67,060          0.81%            0.96%            0.89%           26.32%      .0697
  1997               35,690          0.70             1.55             0.90            46.91       .0727
  1996 (16)          11,456          0.65*            1.52*            1.38*            0.97          --
  RETAIL CLASS
  1998             $ 43,300          1.04%            0.71%            1.50%           26.32%      .0697
  1997 (17)          13,211          0.86*            1.29*            1.25*           46.91       .0727
------------------------
CAPITAL GROWTH PORTFOLIO
------------------------
  INSTITUTIONAL CLASS
  1998             $ 50,615          0.84%            0.13%            0.88%          174.55%      .0685
  1997               34,170          0.39             0.92             0.85           246.14       .0692
  1996               39,560          0.24             1.26             0.84           578.57          --
  1995               41,170          0.74             1.35             0.85           182.00          --
  1994 (11)          52,233          0.87*            0.78*            0.87*           41.00          --
  RETAIL CLASS
  1998             $ 14,401          1.06%           (0.10)%           1.37%          174.55%      .0685
  1997                5,595          0.56             0.74             1.30           246.14       .0692
  1996                2,111          0.50             1.05             1.65           578.57          --
  1995                  404          1.23             0.86             9.73           182.00          --
  1994 (13)              87          1.92*           (0.27)*          30.78*           41.00          --
------------------------
MID-CAP EQUITY PORTFOLIO
------------------------
  INSTITUTIONA L CLASS
  1998             $ 55,280          0.97%            0.31%            1.06%           38.30%      .0687
  1997 (9)           27,059          0.90*            0.65*            0.95*           14.74       .0715
--------------------------
SMALL-CAP EQUITY PORTFOLIO
--------------------------
  INSTITUTIONAL CLASS
  1998             $ 27,372          0.98%           (0.24)%           1.02%          410.72%      .0678
  1997               17,746          0.95            (0.12)            0.95           704.41       .0678
  1996 (18)          33,621          0.91*            0.60*            0.91*          286.80          --
  RETAIL CLASS
  1998             $  1,853          1.21%           (0.46)%           1.36%          410.72%      .0678
  1997 (17)           1,075          1.11*           (0.13)*           1.21*          704.41       .0678
----------------------------------------
INTERNATIONAL EQUITY SELECTION PORTFOLIO
----------------------------------------
  INSTITUTIONAL CLASS
  1998             $ 41,510          0.78%*          (0.52)%*          1.22%*           0.98%         --
  1998++ (23)        35,858          0.75*            1.73*            1.20*           43.00          --
  RETAIL CLASS
  1998 (25)        $     13          0.96%*          (0.63)%*          1.19%*           0.98%         --
------------------------------
INTERNATIONAL EQUITY PORTFOLIO
------------------------------
  INSTITUTIONAL CLASS
  1998             $  2,834          1.55%            0.61%            2.18%          101.46%      .0242
  1997                3,836          1.55             0.33             1.91            26.65       .0381
  1996                3,571          1.55             0.15             2.96            37.16          --
  1995 (19)           2,940          1.55*            0.97*            5.35*            2.00          --
  RETAIL CLASS
  1998             $    905          1.55%            0.61%            2.60%          101.46%      .0242
  1997 (20)             373          1.77*            0.16*            2.50*           26.65       .0381



   +   Returns are for the period indicated and have not been annualized.
   ++  Period ended February 28. See Note 9 of Notes to Financial Statements
       regarding fund mergers.
   *   All ratios for the period have been annualized, except where otherwise  noted.
   (A) Total return for the retail class does not include the one time sales charge.
   (B) Presentation of average commission rate paid per share for security purchases and sales is only required for fiscal years beginning after September 1, 1995.
   (1) Commenced operations on June 14, 1993.
   (2) Commenced operations on March 2, 1994.
   (3) Commenced operations on July 21, 1995.
   (4) Commenced operations on March 15, 1994.
   (5) Commenced operations on July 28, 1995.
   (6) Commenced operations on December 15, 1995.
   (7) Commenced operations on March 20, 1996.
   (8) Commenced operations on September 9, 1996.
   (9) Commenced operations on November 18, 1996.
  (10) Commenced operations on January 2, 1997.
  (11) Commenced operations on July 16, 1993.
  (12) Commenced operations on April 12, 1994.
  (13) Commenced operations on March 9, 1994.
  (14) Commenced operations on May 9, 1997.
  (15) Commenced operations on October 1, 1997.
  (16) Commenced operations on April 1, 1996.
  (17) Commenced operations on May 16, 1996.
  (18) Commenced operations on July 13, 1995.
  (19) Commenced operations on December 30, 1994.
  (20) Commenced operations on November 1, 1996.
  (21) Commenced operations on July 7, 1997.
  (22) Commenced operations on April 1, 1996.
  (23) Commenced operations on April 1, 1997.
  (24) Commenced operations on March 23, 1998.
  (25) Commenced operations on April 1, 1998.
  (26) Commenced operations on November 3, 1997.

    The accompanying notes are an integral part of the financial statements.

                          NOTES TO FINANCIAL STATEMENTS



1.   ORGANIZATION

     ARK Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992, and amended and restated on March 19, 1993.

     The Fund consists of twenty-one Portfolios: Money Market Portfolio, Tax-Free Money Market Portfolio, U.S. Government Money Market Portfolio, U.S. Treasury Money Market Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio (formerly Special Equity Portfolio), International Equity Selection Portfolio, and International Equity Portfolio (individually a "Portfolio" and collectively the "Portfolios"). The Fund may issue an unlimited number of shares of each of its Portfolios.

     Each Portfolio (with the exception of the Intermediate Fixed Income Portfolio, Mid-Cap Equity Portfolio and the Short-Term Bond Portfolio) offers both Institutional and Retail Class shares. In addition, each money market Portfolio offers Institutional II Class shares. Institutional Class shares were originally offered with the commencement of each Portfolio's operations. Retail Class shares commenced in April 1994 for the Income Portfolio, in March 1994 for the Tax-Free Money Market Portfolio, Money Market Portfolio, Balanced Portfolio and Capital Growth Portfolio, in December 1995 for the U.S. Treasury Money Market Portfolio, in May 1996 for the Blue Chip Equity Portfolio and Small-Cap Equity Portfolio, in September 1996 for the Short-Term Treasury Portfolio, in November 1996 for the International Equity Portfolio, in January 1997 for the Maryland Tax-Free Portfolio, in May 1997 for the Equity Income Portfolio, in July 1997 for the U.S. Government Money Market Portfolio, in November 1997 for the Equity Index Portfolio, in March 1998 for the Pennsylvania Tax-Free Portfolio and in April 1998 for the U.S. Government Bond Portfolio, Value Equity Portfolio and International Equity Selection Portfolio. Institutional II Class shares commenced in July 1995 for the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio. Each class of shares has equal rights as to earnings, assets and voting privileges, except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class.


2.   SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

     The following is a summary of significant accounting policies followed by the Portfolios.

     SECURITY VALUATION -- Securities of the Portfolios are generally valued by independent pricing services. Securities listed on a securities exchange for which market quotations are readily available are valued at the last reported sale price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less to maturity may be valued at their amortized cost.

     When market quotations are not readily available, securities are valued at fair value as determined under procedures established and approved by the Board of Trustees. As of April 30, 1998, the only Portfolio containing securities valued using these procedures was the Small-Cap Equity Portfolio. Securities valued in good faith amounted to $29,168 (0.1% of net assets) and have been noted in the Statement of Net Assets.

     Investment securities held by the money market Portfolios are stated at their amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

                          NOTES TO FINANCIAL STATEMENTS


     INCOME TAXES -- It is the intention of each Portfolio to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary.

     The International Equity Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Equity Portfolio accrues such taxes when the related income is earned.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each class of each Portfolio is calculated every business day. It is computed by dividing the total assets of each class of the Portfolio, less the class-related liabilities, by the number of outstanding shares of each class of the Portfolio.

     CLASSES -- Class-specific expenses are borne by the applicable class. Other expenses, income, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.


     ORGANIZATIONAL COSTS -- All organizational costs associated with the start-up of the Portfolios are being amortized on a straight-line basis over a period of sixty months. If any or all of the shares representing initial capital of a Portfolio are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the redemption.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

     SHORT SALES -- The Portfolios may sell a security that they own "short against the box" in anticipation of a decline in the market value of that security. As collateral for this transaction, the Portfolio must deposit liquid securities with the broker-dealer through which it made the short sale. A gain, limited to the price at which the Portfolio sold the security short, or a loss, the difference between the proceeds received and the market value of the security, will be recognized upon termination of the short sale.

     DOLLAR ROLL TRANSACTIONS -- The Income Portfolio and the U.S. Government Bond Portfolio engage in dollar roll transactions with respect to mortgage-related securities issued by GNMA, Fannie Mae, and FHLMC. In a dollar roll transaction, a portfolio sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS -- Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction (and therefore the value of the security) may be less favorable than the yield available in the market when the securities delivery takes place. The Portfolios maintain in a segregated account until the settlement date cash, U.S. Government securities or liquid, high-grade debt obligations in an amount sufficient to meet the purchase price. No Portfolio intends to engage in when-issued purchases and forward commitments for speculative purposes.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales

                          NOTES TO FINANCIAL STATEMENTS

     of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     For foreign equity securities, the International Equity Portfolio does not isolate that portion of gains and losses on investments in securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities. The International Equity Portfolio does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations in accordance with Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

     The International Equity Portfolio reports gains and losses on foreign currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS -- The International Equity Portfolio may enter into forward foreign currency contracts as hedges against specific transactions or portfolio positions.

     Such contracts protect the value of the Portfolio's investment securities against a decline in the value of currency, but do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. In addition, if the counterparty to the contract fails to deliver under the terms of the contract, realization of any gains or losses could be delayed or limited.

     All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Portfolio realizes gains or losses at the time forward contracts are extinguished, except that gains or losses on certain open contracts are required to be recognized for U.S. federal income tax purposes at the close of the Portfolio's taxable year and are generally treated as ordinary income for such purposes.

     DISTRIBUTIONS -- Dividends from net investment income are declared daily and paid monthly for each money market Portfolio, the Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, and U.S. Government Bond Portfolio. The Equity Income Portfolio declares and pays dividends monthly, the Balanced Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio and Mid-Cap Equity Portfolio, declare and pay dividends quarterly, and the Capital Growth Portfolio, Small-Cap Equity Portfolio, International Equity Selection Portfolio and International Equity Portfolio declare and pay dividends annually from net investment income. Distributions from net capital gains, if any, are declared and paid at least annually by each Portfolio.

     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

     On the Statements of Net Assets, the following adjustments were made (000):

                                              Accumulated            Undistributed
                                             Net Realized            Net Investment
     Portfolio                                Gain (Loss)                Income           Paid-in-Capital
     ---------                               ------------            --------------       ---------------
     Money Market                                $(2)                     $15                  $(13)
     Tax-Free Money Market                        --                        4                    (4)
     U.S. Government Money Market                 --                       91                   (91)
     U.S. Treasury Money Market                   --                       18                   (18)
     Income                                       --                        2                    (2)
     Balanced                                     --                        4                    (4)
     Value Equity                                117                     (117)                   --
     Capital Growth                               --                        4                    (4)
     Small-Cap Equity                            (64)                      64                    --
     International Equity Selection             (313)                     313                    --
     International Equity                         (6)                       6                    --



     In addition, the International Equity Portfolio had a permanent difference reclassified from realized foreign exchange gain to undistributed net investment income of $1,629. These reclassifications have no effect on net assets or net asset value per share.

                          NOTES TO FINANCIAL STATEMENTS

     OTHER -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Net realized capital gains and losses on the sale of investment securities are determined using the identified cost method with the exception of the money market Portfolios, for which original issue discounts and purchase premiums on securities held by the Portfolios are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.


3. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Allied Investment Advisors, Inc. is the investment adviser to each of the Portfolios, with the exception of the International Equity Portfolio, which is advised by AIB Investment Managers Limited ("AIB I.M."). Allied Investment Advisors, Inc. and AIB I.M. are affiliates of FMB Trust Company, N.A., the Custodian of each of the Portfolios). Pursuant to an investment advisory contract on behalf of each Portfolio, Allied Investment Advisors, Inc. and AIB I.M. (in the case of the International Equity Portfolio) are entitled to receive fees for their advisory services at the annual rates shown in the following table based on the average net assets of the Portfolio.


     PORTFOLIO                                      ANNUAL RATE
     ----------------------------------------------------------
     Money Market                                       .25%
     ----------------------------------------------------------
     Tax-Free Money Market                              .25%
     ----------------------------------------------------------
     U.S. Government Money Market                       .25%
     ----------------------------------------------------------
     U.S. Treasury Money Market                         .25%
     ----------------------------------------------------------
     Short-Term Treasury                                .35%
     ----------------------------------------------------------
     Short-Term Bond                                    .75%
     ----------------------------------------------------------
     Maryland Tax-Free                                  .65%
     ----------------------------------------------------------
     Pennsylvania Tax-Free                              .65%
     ----------------------------------------------------------
     Income                                             .60%
     ----------------------------------------------------------
     Intermediate Fixed Income                          .60%
     ----------------------------------------------------------
     U.S. Government Bond                               .75%
     ----------------------------------------------------------
     Balanced                                           .65%
     ----------------------------------------------------------
     Equity Income                                      .70%
     ----------------------------------------------------------
     Value Equity                                      1.00%
     ----------------------------------------------------------
     Equity Index                                       .20%
     ----------------------------------------------------------
     Blue Chip Equity                                   .70%
     ----------------------------------------------------------
     Capital Growth                                     .70%
     ----------------------------------------------------------
     Mid-Cap Equity                                     .80%
     ----------------------------------------------------------
     Small-Cap Equity                                   .80%
     ----------------------------------------------------------
     International Equity Selection                     .65%
     ----------------------------------------------------------
     International Equity                               .80%
     ----------------------------------------------------------

     Prior to February 12, 1998, the Portfolios were subject to an investment advisory agreement providing for a different fee schedule. The Advisor began collecting the Advisory fees shown in the table as of April 1, 1998.

     Allied Investment Advisors, Inc. and AIB I.M. have agreed to waive a portion of their fees or reimburse expenses on certain Portfolios in order to limit total operating expenses of such Portfolios. The waivers are voluntary and may be discontinued at anytime.

     SEI Fund Resources serves as administrator and transfer agent for the Fund under an Administration Agreement and Transfer Agency Agreement. SEI Fund Resources is entitled to receive an annual fee of .13% of each Portfolio's average net assets, paid monthly, for services performed under the administration agreement. SEI Fund Resources has voluntarily agreed to waive a portion of its administrative fees on certain Portfolios in order to limit total operating expenses of such Portfolios. The waiver is voluntary and may be discontinued at any time.


4.   DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     The Fund's Board of Trustees has adopted a Distribution Plan on behalf of the Retail Class of each Portfolio and a Distribution and Service Plan on behalf of the Institutional II Class of each money market Portfolio pursuant to Rule 12b-1 under the 1940 Act ("the Plan"). Under the Plan, SEI Investments Distribution Co. (SIDCO) acts as Distributor for the Fund pursuant to a Distribution Agreement on behalf of each Portfolio. SIDCO is entitled to a fee of .75% of the average net assets of the Retail and Institutional II Classes of each Portfolio. However, the Trustees have authorized payment of a fee to SIDCO of: .25% of the average net assets of the Retail Class of each money market Portfolio; .30% of average net assets of the Retail Class of the Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, Short-Term Bond Portfolio, U.S. Government Bond Portfolio; .40% of average net assets of the Retail Class of the Short-Term Treasury Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio, International Equity Selection Portfolio, International Equity Portfolio, and Equity Index Portfolio; .55% of average net

                          NOTES TO FINANCIAL STATEMENTS

     assets of the Retail Class of the Blue Chip Equity Portfolio; and .10% of average net assets of the Institutional II Class of each money market Portfolio. SIDCO has voluntarily agreed to waive a portion of its fee on certain Portfolios in order to limit total operating expenses of such Portfolios. The waiver is voluntary and may be discontinued at any time.

     In addition, the Board of Trustees has adopted a Shareholder Services Plan on behalf of the Retail Class and Institutional Class of the Portfolios to compensate qualified recipients for shareholder services and account maintenance. Under the respective Shareholder Services Plans, the Retail Class of a Portfolio may pay an annual fee of up to .25% of the average net assets of the Retail Class shares attributable to their customers and the Institutional Class of a Portfolio may pay an annual fee of up to .15% of the average net assets of the Institutional Class Shares attributable to their customers. Currently, the Trustees have approved a fee for the Retail Class of .15% and a fee of .06% for the Institutional Class. In addition, a portion of the fee is being waived for the Retail Class and Institutional Class of each Portfolio.


5.   INVESTMENT TRANSACTIONS

     The cost of securities purchased and the proceeds from the sale of securities, other than short-term investments, during the period ended April 30, 1998, were as follows:

                                   PURCHASES          SALES
     PORTFOLIO                       (000)            (000)
     ---------------------------------------------------------
     Short-Term Treasury           $ 50,285         $ 48,176
     ---------------------------------------------------------
     Short-Term Bond                111,118          102,238
     ---------------------------------------------------------
     Maryland Tax-Free               39,715           21,182
     ---------------------------------------------------------
     Pennsylvania Tax-Free            7,515            8,690
     ---------------------------------------------------------
     Income                         510,667          417,245
     ---------------------------------------------------------
     Intermediate Fixed Income       33,787           30,236
     ---------------------------------------------------------
     U.S. Government Bond            57,700           36,611
     ---------------------------------------------------------
     Balanced                        64,408           62,628
     ---------------------------------------------------------
     Equity Income                   37,570           41,943
     ---------------------------------------------------------
     Value Equity                    24,838           28,497
     ---------------------------------------------------------
     Equity Index                    57,671           17,509
     ---------------------------------------------------------
     Blue Chip Equity                53,986           19,151
     ---------------------------------------------------------
     Capital Growth                  92,007           84,944
     ---------------------------------------------------------
     Mid-Cap Equity                  28,867           15,527
     ---------------------------------------------------------
     Small-Cap Equity                95,970           95,827
     ---------------------------------------------------------
     International Equity Selection   2,179              368
     ---------------------------------------------------------
     International Equity             3,356            4,054
     ---------------------------------------------------------


     For federal income tax purposes, securities owned at April 30, 1998, were not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation of securities at April 30, 1998, for each Portfolio is as follows:

                                                          NET
                                                      UNREALIZED
                          APPRECIATED  DEPRECIATED   APPRECIATION/
                          SECURITIES   SECURITIES   (DEPRECIATION)
     PORTFOLIO               (000)        (000)          (000)
     -------------------------------------------------------------
     Short-Term Treasury   $    167   $    (9)        $    158
     -------------------------------------------------------------
     Short-Term Bond            513      (252)             261
     -------------------------------------------------------------
     Maryland Tax-Free        4,374      (189)           4,185
     -------------------------------------------------------------
     Pennsylvania Tax-Free    5,522      (805)           4,717
     -------------------------------------------------------------
     Income                   7,833      (898)           6,935
     -------------------------------------------------------------
     Intermediate Fixed
        Income                1,756      (334)           1,422
     -------------------------------------------------------------
     U.S. Government Bond     1,244    (1,836)           (592)
     -------------------------------------------------------------
     Balanced                22,543    (1,103)          21,440
     -------------------------------------------------------------
     Equity Income           29,067      (600)          28,467
     -------------------------------------------------------------
     Value Equity           205,599    (1,313)         204,286
     -------------------------------------------------------------
     Equity Index             6,095      (690)           5,405
     -------------------------------------------------------------
     Blue Chip Equity        26,946      (594)          26,352
     -------------------------------------------------------------
     Capital Growth          16,064      (497)          15,567
     -------------------------------------------------------------
     Mid-Cap Equity          18,570    (1,267)          17,303
     -------------------------------------------------------------
     Small-Cap Equity         3,976      (522)           3,454
     -------------------------------------------------------------
     International Equity
        Selection             4,912       (33)           4,879
     -------------------------------------------------------------
     International Equity       812       (86)             726
     -------------------------------------------------------------

     At April 30, 1998, the following Portfolios had capital loss carryforwards and post-October losses:

                        CAPITAL LOSS                    POST
                        CARRYFORWARD              OCTOBER 31, 1997
                           AMOUNT     EXPIRATION   DEFERRED LOSSES
     PORTFOLIO              (000)        DATE           (000)
     -------------------------------------------------------------
     Money Market           $ 14         2006             $ 1
     -------------------------------------------------------------
     U.S. Government
      Money Market            25         2006               7
     -------------------------------------------------------------
     U.S. Treasury
      Money Market             4         2005              --
                              15         2006              29
     -------------------------------------------------------------
     Short-Term Bond         316         2006              --
     -------------------------------------------------------------
     Income                  621         2005              --
     -------------------------------------------------------------
     U.S. Government         837         2005              --
      Bond                   919         2006              --
     -------------------------------------------------------------
     International Equity     --           --              72
     -------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS



6.   SECURITIES LENDING TRANSACTIONS

     In order to generate additional income, certain portfolios may lend portfolio securities representing up to one-third of the value of total assets (which includes collateral received for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan at April 30, 1998, income generated during fiscal 1998 from the program, the collateral purchased with cash received and held at April 30, 1998, with respect to such loans were as follows (000):

                                               INCOME RECEIVED
                            MARKET VALUE OF    FROM SECURITIES
     PORTFOLIO             LOANED SECURITIES       LENDING
     --------------------------------------------------------------
     Income                     $96,264              $37
     --------------------------------------------------------------
     Intermediate Fixed
        Income                   13,504                8
     --------------------------------------------------------------

                                   MONEY     OTHER FIXED
     COLLATERAL     REPURCHASE    MARKET       INCOME
     PORTFOLIO      AGREEMENTS  INSTRUMENTS  SECURITIES     TOTAL
     --------------------------------------------------------------
     Income           $60,000       $1         $40,190    $100,191
     --------------------------------------------------------------
     Intermediate Fixed
        Income          7,000        2           7,360      14,362
     --------------------------------------------------------------

7.   FORWARD FOREIGN CURRENCY CONTRACTS

     The following forward foreign currency contracts were outstanding at April 30, 1998:

     INTERNATIONAL EQUITY PORTFOLIO:
     FOREIGN CURRENCY SALES:
                                                  UNREALIZED
      MATURITY      CONTRACTS TO    IN EXCHANGE  APPRECIATION
        DATE       DELIVER/RECEIVE      FOR     (DEPRECIATION)
     --------------------------------------------------------------
      06/30/98    CF      448,290   $  300,000    $  (1,081)
     --------------------------------------------------------------
      06/30/98    DM    1,828,600    1,000,000      (23,191)
     --------------------------------------------------------------
      06/30/98    JY   63,900,000      500,000       13,082
     --------------------------------------------------------------
      06/30/98    GP      239,808      400,000        2,560
     --------------------------------------------------------------
                                                  $  (8,630)
     --------------------------------------------------------------

     CURRENCY LEGEND
     ----------------
     CF   Swiss Franc
     DM   German Mark
     JY   Japanese Yen
     GP   Great Britain Pound



8.   CONCENTRATION OF CREDIT RISK

     The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio invest in debt instruments of municipal issuers. Although these Portfolios monitor investment concentration, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.

     The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio invest in securities which include revenue bonds and general obligation bonds. At April 30, 1998, the percentage of portfolio investments by each revenue source was as follows:


                             MARYLAND          PENNSYLVANIA
                        TAX-FREE PORTFOLIO  TAX-FREE PORTFOLIO
     ---------------------------------------------------------
     REVENUE BONDS:
     ---------------------------------------------------------
     Education                   15%                23%
     ---------------------------------------------------------
     Health Care                 12                 22
     ---------------------------------------------------------
     Transportation               7                 --
     ---------------------------------------------------------
     Utility                      8                  5
     ---------------------------------------------------------
     Housing                      2                  3
     ---------------------------------------------------------
     Public Facility              8                  8
     ---------------------------------------------------------
     Industrial                   1                  8
     ---------------------------------------------------------
     Other                        3                  4
     ---------------------------------------------------------
     GENERAL OBLIGATIONS         44                 27
     ---------------------------------------------------------
                                100%               100%
     ---------------------------------------------------------


9.   FUND MERGERS

     The following ARK Portfolios were established in 1998 for the purpose of acquiring the net assets of Marketvest Funds, and on March 20, 1998 and March 27, 1998, the following Marketvest Funds were reorganized into the ARK Funds pursuant to such agreement and Plan of Reorganization approved by the Marketvest shareholders.

     ARK ACQUIRING PORTFOLIO                MARKETVEST ACQUIRED FUND
     --------------------------------------------------------------------
     Short-Term Bond                        Short-Term Bond
     U.S. Government                        Intermediate U.S. Government
        Bond                                   Bond
     Value Equity                           Equity
     International Equity Selection         International Equity
     --------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

     Under the Agreement and Plan of Reorganization, the Marketvest Funds shares were exchanged for Institutional shares of the ARK Funds in a tax-free exchange. The value of net assets acquired, number of shares issued and unrealized appreciation acquired were as follows:

                           VALUE OF NET      NUMBER OF      UNREALIZED
     PORTFOLIOS           ASSETS ACQUIRED  SHARES ISSUED   APPRECIATION
     -------------------------------------------------------------------
     Short-Term
        Bond               $134,474,724     13,484,762     $    483,752
     U.S. Government
         Bond               265,737,020     26,918,180          170,754
     Value Equity           596,269,138     41,299,581      186,298,370
     International Equity
        Selection            38,578,490      3,365,077        4,755,196
     -------------------------------------------------------------------

     In addition, on March 20, 1998, the assets of the Marketvest Pennsylvania Intermediate Municipal Bond Fund were reorganized into the ARK Pennsylvania Tax-Free Portfolio. Under the Agreement and Plan of Reorganization, 18,933,932 shares of the Marketvest Pennsylvania Intermediate Municipal Bond Fund were exchanged for 18,933,932 Institutional shares of the ARK Pennsylvania Tax-Free Portfolio in a tax-free exchange. The value of the Marketvest Pennsylvania Tax-Exempt Fund's net assets combined on March 20, 1998 prior to the merger was $194,492,162. The net assets of the Portfolio immediately after the acquisition were $221,880,784.

     In each of the acquisitions of the net assets of the MarketVest Funds described above, the surviving entity for accounting and performance purposes was the applicable Marketvest Funds.

     On April 24, 1998, the net assets of the ARK Stock Portfolio were reorganized into the ARK Value Equity Portfolio. Under the Agreement and Plan of Reorganization, 4,114,786 Institutional Class shares of the ARK Stock Portfolio were exchanged for 3,061,378 Institutional Class shares of the ARK Value Equity Portfolio in a tax free exchange. The value of the ARK Stock Portfolio's net assets combined with those of the ARK Value Equity Portfolio on April 24, 1998, was $44,621,448. The net assets of the Portfolio immediately after the acquisition was $644,230,476. The surviving entity for accounting and performance purposes was the ARK Value Equity Portfolio.


10.  OTHER MATTERS

     Retail Class shares of the Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio and U.S. Government Bond Portfolio are subject to a maximum sales charge of 4.50% of the public offering price. Retail Class shares of the Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio and International Equity Portfolio are subject to a maximum sales charge of 4.75% of the public offering price. Retail Class shares of the International Equity Selection Portfolio are subject to a maximum sales charge of 1.50% of the public offering price. Effective March 1, 1994, sales loads were waived for all purchases of Retail Class shares. The sales load waiver was in effect through September 30, 1997.

     On October 1, 1997, the sales load waiver was discontinued, and a sales charge of 3.0% of the public offering price was implemented on purchases of the Retail Class shares of the non-money market Portfolios, with the exception of the International Equity Selection Portfolio which has a sales charge of 1.5% and the Short-Term Treasury Portfolio which has no sales charge. Shareholders who invested in the ARK Funds prior to April 1, 1997 continued to invest without payment of any sales charges through December 31, 1997.


11.  SHAREHOLDER VOTING RESULTS (UNAUDITED)

     Pursuant to a consent dated October 1, 1997, the sole shareholder of each class of the Equity Index Portfolio approved (i) the Investment Advisory Agreement between the Fund and Allied Investment Advisors, Inc. dated May 1, 1993 and the Fee Schedule to such Agreement with respect to such Portfolios; (ii) the Administration Agreement between the Fund and SEI Fund Resources dated November 1, 1995; (iii) the Distribution Agreement between the Fund and SEI Investments Distribution Co. dated November 1, 1995; (iv) the form of Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Retail Class of such Portfolio; and (v) the form of Shareholder Services Plan for the Retail Class of such Portfolio.

                          NOTES TO FINANCIAL STATEMENTS

     At a shareholder meeting held on February 4, 1998, the shareholders of the Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Balanced Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio, Capital Growth Portfolio and Small-Cap Equity Portfolio voted to approve a new investment advisory agreement between ARK Funds and Allied Investment Advisors, Inc. The results of the voting were as follows:

                        SHARES        % OF SHARES    % OF SHARES
     PORTFOLIO           VOTED            VOTED       OUTSTANDING
     ------------------------------------------------------------
     Income
        For           26,227,842          99.91%        96.74%
        Against           16,335           0.06%         0.06%
        Abstain            7,811           0.03%         0.03%
     Maryland Tax-Free
        For            8,722,471          98.81%        82.78%
        Against           49,322           0.56%         0.47%
        Abstain           55,812           0.63%         0.53%
     Pennsylvania Tax-Free
        For            2,478,338          99.99%        96.64%
        Against                0           0.00%         0.00%
        Abstain              310           0.01%         0.01%
     Balanced
        For            7,383,808          99.69%        89.29%
        Against           16,251           0.22%         0.20%
        Abstain            6,432           0.09%         0.08%
     Blue Chip Equity
        For            3,861,386          98.17%        67.80%
        Against           51,711           1.31%         0.91%
        Abstain           20,498           0.52%         0.36%
     Mid-Cap Equity
        For            3,732,108          100.0%        98.86%
        Against                0           0.00%         0.00%
        Abstain                0           0.00%         0.00%
     Capital Growth
        For            3,234,733          99.16%        80.35%
        Against           22,463           0.69%         0.56%
        Abstain            4,955           0.15%         0.12%
     Small-Cap Equity
        For            2,164,146          99.43%        93.49%
        Against           11,595           0.53%         0.50%
        Abstain              931           0.04%         0.04%
     ------------------------------------------------------------

                             NOTICE TO SHAREHOLDERS
                                   (UNAUDITED)

For taxpayers filing on a calendar year basis, this notice is for informational purposes only.

For the fiscal year ended April 30, 1998, each Portfolio is designating the following items with regard to distributions paid during the year.



                           LONG TERM (20% RATE)  MID TERM (28% RATE)   ORDINARY
                               CAPITAL GAINS       CAPITAL GAINS        INCOME       TAX EXEMPT
                               DISTRIBUTIONS       DISTRIBUTIONS     DISTRIBUTIONS     INCOME               QUALIFYING     FOREIGN
PORTFOLIO                       (TAX BASIS)         (TAX BASIS)       (TAX BASIS)   DISTRIBUTION  TOTAL    DIVIDENDS(1)  TAX CREDIT
------------------------------------------------------------------------------------------------------------------------------------
Money Market                         0%                  0%               100%            0%       100%         0%           0%
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market                0%                  0%                 0%          100%       100%         0%           0%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market         0%                  0%               100%            0%       100%         0%           0%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market           0%                  0%               100%            0%       100%         0%           0%
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Treasury                  0%                  0%               100%            0%       100%         0%           0%
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond                      0%                  0%               100%            0%       100%         0%           0%
------------------------------------------------------------------------------------------------------------------------------------
Maryland Tax-Free                    2%                  9%                 1%           88%       100%         0%           0%
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free               12%                  8%                 3%           77%       100%         0%           0%
------------------------------------------------------------------------------------------------------------------------------------
Income                               0%                  0%               100%            0%       100%         0%           0%
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income            4%                  0%                96%            0%       100%         0%           0%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Bond                 0%                  0%               100%            0%       100%         0%           0%
------------------------------------------------------------------------------------------------------------------------------------
Balanced                            19%                 29%                52%            0%       100%        13%           0%
------------------------------------------------------------------------------------------------------------------------------------
Equity Income                       12%                 38%                50%            0%       100%        73%           0%
------------------------------------------------------------------------------------------------------------------------------------
Value Equity                        66%                  4%                30%            0%       100%        92%           0%
------------------------------------------------------------------------------------------------------------------------------------
Equity Index                         0%                  0%               100%            0%       100%        27%           0%
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Equity                     4%                 16%                80%            0%       100%        45%           0%
------------------------------------------------------------------------------------------------------------------------------------
Stock (2)                           52%                 37%                11%            0%       100%        78%           0%
------------------------------------------------------------------------------------------------------------------------------------
Capital Growth                      16%                 14%                70%            0%       100%        10%           0%
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity                      69%                 21%                10%            0%       100%        59%           0%
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity                     0%                  0%               100%            0%       100%         0%           0%
------------------------------------------------------------------------------------------------------------------------------------
International Equity Selection       0%                  0%                 0%            0%         0%         0%           0%
------------------------------------------------------------------------------------------------------------------------------------
International Equity                77%                  2%                21%            0%       100%         0%           0%
------------------------------------------------------------------------------------------------------------------------------------


(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
(2) Merged with the Value Equity Portfolio on 04/24/98.
None of the Funds qualify in California, Connecticut or New York to pass through exempt interest dividends from U.S. government obligations.


Please consult your tax adviser for proper treatment of this information.

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

This report and the financial statements contained herein are submitted for the general information of the shareholders of the ARK Funds. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for each of the portfolios included. Shares of the portfolios are not deposits or obligations of, or guaranteed or endorsed by FMB Trust Company, N.A., any of its affiliates, or any depository institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in the shares involves investment risks including the possible loss of principal amount invested.

[ARK FUNDS LOGO OMITTED]


INVESTMENT ADVISERS
Allied Investment Advisors, Inc.
Baltimore, Maryland

AIB Investment Managers Limited
Dublin, Ireland


TRUSTEES

William H. Cowie, Jr.
David D. Downes
Charlotte R. Kerr
George K. Reynolds III
Thomas Schweizer
Richard B. Seidel


ADMINISTRATOR

SEI Fund Resources
Oaks, Pennsylvania


DISTRIBUTOR

SEI Investments Distribution Co.
Oaks, Pennsylvania


LEGAL COUNSEL

Piper and Marbury, L.L.P.
Baltimore, Maryland


INDEPENDENT AUDITORS

KPMG Peat Marwick LLP
Boston, Massachusetts


CUSTODIAN

FMB Trust Company, N.A.
Baltimore, Maryland

This material must be preceded or accompanied by a current prospectus.

                                                                   AK0430(98-06)